                                                                   EXHIBIT 10.31


                              DATED 28TH MAY 1999
                              -------------------





                         VODAFONE GROUP PENSION SCHEME
                      (formerly called the Vodafone Group
                             Staff Pension Scheme)





                     ------------------------------------

                            SECOND DEFINITIVE DEED
                                   AND RULES

                     ------------------------------------









                                                      Stephenson Harwood
--------------------------------------------------------------------------------
                                                      One, St. Paul's Churchyard
                                                      London EC4M 8SH

                                                      Telephone: 0171-329-4422
                                                      Fax: 0171-606 0822

                         VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES


                                    CONTENTS

                                                                                             Page
PARTIES .....................................................................................   1
RECITALS ....................................................................................   1
OPERATIVE CLAUSES ...........................................................................   2

1        ADOPTION OF NEW PROVISIONS .........................................................   2

2        APPLICATION OF THE NEW PROVISIONS ..................................................   3
         2.1      Application of the new provisions relating to administration ..............   3
         2.2      Continued application of old rules to leavers before the Revision Date ....   3
         2.3      Application of new rules ..................................................   3
         2.4      Continuation of individual arrangements ...................................   3

SCHEDULE 1:       INTERPRETATION ............................................................   7

SCHEDULE 2:       OPERATION OF THE SCHEME ...................................................  23

SCHEDULE 3:       STAFF SECTION RULES .......................................................  87

SCHEDULE 4:       EXECUTIVE MANAGER AND SENIOR MANAGER SECTION RULES ........................ 137

SCHEDULE 5:       DIRECTORS SECTION RULES ................................................... 189

SCHEDULE 6:       REVENUE LIMITS RULES ...................................................... 237

SCHEDULE 7:       GMP RULES ................................................................. 253

SCHEDULE 8:       LIST OF GOVERNING DOCUMENTS ............................................... 259

                         VODAFONE GROUP PENSION SCHEME

THE SECOND DEFINITIVE DEED is made the 28th day of May 1999

BETWEEN:-

(1) VODAFONE GROUP PLC (registered in England No. 1833679) whose registered office is at The Courtyard 2-4 London Road Newbury Berkshire (hereinafter called the "PRINCIPAL EMPLOYER")

(2) VODAFONE GROUP PENSION TRUSTEE LIMITED (registered in England No. 2288254) whose registered office is at The Courtyard as aforesaid (hereinafter called the "TRUSTEE")

WHEREAS:-

(A) The Vodafone Group Pension Scheme (the "SCHEME") was established by the Interim Trust Deed dated 10 October 1988 listed as deed no. 1 in Part 1 of Schedule 8. The Scheme was originally called the Racal Telecom Staff Pension Scheme, became known as the Vodafone Group Staff Pension Scheme in 1991 and has since 1 April 1999 (the "REVISION DATE") been known as the Vodafone Group Pension Sheme.

(B) The Scheme is currently governed by the Clauses of and Rules attached to the Definitive Deed dates 3 August 1990 listed as deed no. 3 in Part 1 of Schedule 8 (the "DEFINITIVE DEED"), as amended subsequently by the Deeds dated 23 October 1991, 30 January 1995 and 30 January 1996 listed as deeds nos. 4, 5 and 6 in Part 1 of Schedule 8.

(C) This Deed is supplemental, inter alia, to the Deeds mentioned in Recitals (A) and (B) above.

(D)      The Trustee is the present trustee of the Scheme.

(E) By virtue of Transfer Agreements dated 31 March 1999 the Trustee and the Principal Employer agreed to merge the Scheme and the Vodafone Group Directors Pension Scheme (the "VODAFONE DIRECTORS SCHEME") and the Vodafone Group Executive Manager and Senior Manager Pension Scheme (the "VODAFONE EM&SM SCHEME") by accepting a transfer from those Schemes of their assets and liabilities. The documents governing the Vodafone Directors Scheme and the Vodafone EM&SM Scheme immediately before the Revision Date are listed in Parts 2 and 3 of Schedule 8.

(F) With effect from the Revision Date the Scheme has been divided into three sections known as the Staff Section, the Executive Manager and Senior Manager Section and the Directors Section respectively.

(G)      Clause 4 of the Definitive Deed provides as follows:

         THE Trustees may at any time, with the Principal Employer's consent by deed executed by the Principal Employer and the Trustees in the case of the Interim Deed, this deed or the Rules, amend (or add to) all or any of the trusts, powers or provisions of the Interim Deed, this deed or the Rules, and any such amendment or addition shall have effect from such time as may be specified in that deed or resolution and so that the time so specified may be the date of that deed or resolution or any reasonable time previous or subsequent to it, so as to give the amendment or addition retrospective or future effect (as the case may be)

         PROVIDED THAT for so long as the Scheme is being treated as an Exempt Approved Scheme, any such amendment or addition shall be notified to the Board of Inland Revenue and, for so long as any employment is contracted-out by reference to the Scheme or any person is entitled to receive (or has accrued rights to) a Guaranteed Minimum Pension under the Scheme, shall not be made without the Occupational Pensions Board's consent if it would affect any of the manners dealt with in Part III of the Pensions Act.

(H) The Principal Employer has agreed with the Trustees that the provisions of the Scheme as set out in the Definitive Deed (as amended) should be brought up to date by re-stating them in their entirety with effect from the Revision Date in the manner set out in this Deed, including the incorporation of Schedules setting out rules governing the membership, contributions and benefits of active members of the Directors Section and the Executive Manager and Senior Manager Section as well as the Staff Section.

(G) The actuary appointed by the Trustee in accordance with section 47 of the Pensions Act 1995:-

         (1) has certified to the Trustee for the purpose of section 67 of the Pensions Act 1995 and regulation 3 of the Occupational Pension Schemes (Modification of Schemes) Regulations 1996 (SI 1996 NO 2517) that, in his opinion, the exercise of the power conferred by Clause 4 of the Definitive Deed in the manner provided for in this Deed would not adversely affect any member of the Scheme (without his consent) in respect of his entitlement, or accrued rights, acquired before that power is exercised; and

         (2) confirmed to the Trustee for the purpose of section 37 of the Pension Schemes Act 1993 and regulation 42(2) of the Occupational Pension Schemes (Contracting-out) Regulations 1996 (SI 1996 NO 1172) that the Scheme would continue to satisfy the statutory standard in accordance with section 12A of the Pension Schemes Act of 1993 if the alterations provided for in this Deed were to be made.

NOW THIS DEED WITNESSES the following:-

1        ADOPTION OF NEW PROVISIONS

         The Trustee in exercise of the powers conferred upon it by Clause 4 of the Definitive Deed and with the consent of the Principal Employer (as evidenced by its execution of this Deed) hereby amends and adds to the provisions of the Definitive Deed and the Rules with effect from the Revision Date by replacing them in their entirety by the provisions set out in the Schedules to this Deed.

2.       APPLICATION OF THE NEW PROVISIONS

         2.1      APPLICATION OF THE NEW PROVISIONS RELATING TO ADMINISTRATION

                  With effect from the Revision Date, the Scheme shall be administered and managed in accordance with the Schedule 2 to this Deed for all purposes.

         2.2 CONTINUED APPLICATION OF OLD RULES TO LEAVERS BEFORE THE REVISION DATE

                  The entitlement to benefits of any Member, and any spouse, financial dependant or dependent child of any Member, whose pensionable service terminated before the Revision Date together with the amount of such benefits, shall be determined in accordance with such of the provisions of the Scheme, the Vodafone Directors Scheme or the Vodafone EM&SM Scheme (as applicable) as were in force immediately before the Revision Date and applied to him or them. However, with effect from the Revision Date those benefits shall be administered in accordance with Schedule 2 to this Deed.

         2.3      APPLICATION OF NEW RULES

                  The benefits payable to and in respect of any Member who is in pensionable service under this Scheme on the Revision Date, or whose pensionable service commences on or after that date, shall be determined in accordance with whichever of Schedules 3 to 7 to this Deed apply to him.

         2.4      CONTINUATION OF INDIVIDUAL ARRANGEMENTS

                  Any individual arrangements which were made before the Revision Date by or on behalf of the Trustee with any Member who is in pensionable service on the Revision Date (including arrangements for the payment of voluntary contributions, and arrangements concerning the benefits to be provided under the Scheme in respect of any transfer payment or voluntary contributions) and which remained in force immediately before the Revision Date, shall continue in force on and from the Revision Date as if made under the provisions of this Deed. For the purpose of this sub-Clause, in the case of any Member who became a Member of the Scheme on the Revision Date as a result of the merger referred to in Recital (E) above, the arrangements to which this sub-Clause applies shall be deemed to include arrangements made with the Member by the trustees of the Vodafone EM&SM Scheme or the Vodafone Directors Scheme, as the case may be.

IN WITNESS of which this instrument has been duly executed as a deed on the date first before written.

                          PAGE INTENTIONALLY LEFT BLANK

                         VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                           SCHEDULE 1: INTERPRETATION

                                                                                            Page
1        MEMBER CATEGORIES ..................................................................   7
         1.1      Member categories: (a) for Revenue Limits purposes ........................   7
         1.2      Member categories: (b) for contracting-out purposes .......................   7

2.       DEFINED TERMS ......................................................................   7
         2.1      Defined terms in the Schedules ............................................   7
         2.2      General definitions .......................................................   7

3        OTHER RULES OF INTERPRETATION ......................................................  14
         3.1      Statutory references ......................................................  14
         3.2      Miscellaneous .............................................................  15
         3.3      Employers' discretions, rights and powers .................................  15

                          PAGE INTENTIONALLY LEFT BLANK

                         VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                           SCHEDULE 1: INTERPRETATION


1        MEMBER CATEGORIES

         1.1      MEMBER CATEGORIES: (A) FOR REVENUE LIMITS PURPOSES

                  Because of changes made to Revenue Limits by the Finance (No.
                  2) Act 1987 and the Finance Act 1989, Members fall into three categories for Revenue Limits purposes as set out in the Revenue Limits Rules in Schedule 6.

         1.2      MEMBER CATEGORIES: (B) FOR CONTRACTING-OUT PURPOSES

                  Members who were in Pensionable Service before 6 April 1997 have accrued rights to Guaranteed Minimum Pensions in respect of Pensionable Service up to 5 April 1997. The rules applicable to Guaranteed Minimum Pensions are summarised in
                  Schedule 7.

                  Members whose Pensionable Service commences on or after 6 April 1997 have no accrued rights to Guaranteed Minimum Pensions except in respect of any transfer payment received by the Scheme from another scheme under which the Member concerned had accrued rights to Guaranteed Minimum Pensions as a result of contracted-out employment prior to 6 April 1997. Similarly, Members whose Pensionable Service commenced before 6 April 1997 have no rights to Guaranteed Minimum Pensions in respect of Pensionable Service on or after that date.

2        DEFINED TERMS

         2.1      DEFINED TERMS IN THE SCHEDULES

                  Where defined terms are used only in one or other of Schedules 3 to 7, they are defined separately in Rule 1 of the Schedule in question.

         2.2      GENERAL DEFINITIONS

                  Throughout this Deed, the following words and expressions have the following meanings respectively:-

                  "ACTUARY" means the individual who is for the time being appointed by the Trustees as actuary to the Scheme as provided for in sub-Clause 7.2 in Schedule 2;

                  "ADMINISTRATION REGULATIONS" means the Occupational Pension Schemes (Scheme Administration) Regulations 1996 (SI 1996 No.
                  1715);

                  "APPROVAL" means approval by the Inland Revenue for the purposes of Chapter 1 of Part XIV of the Taxes Act;

                  "ASSIGNMENT ETC. REGULATIONS" means the Occupational Pension Schemes (Assignment, Forfeiture, Bankruptcy etc.) Regulations 1997 (SI 1997 No. 785);

                  "AUDITOR" means the individual, body corporate or partnership who or which is for the time being appointed by the Trustees as auditor to the Scheme as provided for in sub-Clause 7.2 in
                  Schedule 2;

                  "AUTHORISED INSURANCE COMPANY" means any insurance company of the kind referred to in section 19(4)(a) of the Pension Schemes Act;

                  "COMMENCEMENT DATE" means 1 November 1988;

                  "CONTRACTED-OUT BENEFITS" means benefits in respect of contracted-out employment (within the meaning of section 8(1) of the Pension Schemes Act) consisting of Guaranteed Minimum Pensions, Protected Rights and Section 9(2B) Rights:

                  "CONTRACTED-OUT EMPLOYMENT" shall be construed in accordance with section 8(1) of the Pension Schemes Act;

                  "CONTRACTED-OUT MEMBER" means a Member in relation to whose employment the Scheme is a contracted-out scheme within the meaning of section 7(3) of the Pension Schemes Act;

                  "CONTRACTING-OUT REQUIREMENTS" means the requirements which the Trustees must comply with by reason of the Scheme being a contracted-out scheme within the meaning of section 7(3) of the Pension Schemes Act;

                  "CONTRACTING-OUT TRANSFER REGULATIONS" means the Contracting-out (Transfer and Transfer Payment) Regulations 1996 (SI 1996 No. 1462);

                  "DEFERRED MEMBER" means a Member who is entitled to preserved benefits under the Scheme;

                  "DEPENDANT" means, in relation to a Member:-

                  (a) any individual who in the opinion of the Trustees is financially dependent on him or dependent on him because of disability, or who was so dependent at the time of the Member's death or retirement; and

                  (b)      any Dependent Child of his;

                  "DEPENDENT CHILD" means, in relation to a Member:-

                  (i) any natural child of the Member conceived before the Member's death;

                  (ii)     any adoptive child of the Member; and

                  (iii) any other child whom the Trustees in their discretion determine to treat as a child of the Member for the purpose of this definition;

                  who, whether or not financially dependent on him, is:-

                  (a)      under age 18; or

                  (b) aged 18 or more but under age 21 and continuing in full-time education or receiving full-time vocational training; or

                  who is aged 18 or more and wholly or partly financially dependent on the Member by reason of physical or mental incapacity;

                  "DIRECTORS SECTION" means the Director Section of this Scheme in relation to which the Rules relating to eligibility, membership, contributions and benefits are set out in Schedule 5;

                  "DISCLOSURE REGULATIONS" means the Occupational Pension Schemes (Disclosure of Information) Regulations 1996 (SI 1996 No. 1655);

                  "DISCRETIONARY BENEFICIARIES" is used only in Clause 22 in
                  Schedule 2 and is defined in sub-Clause 22.1;

                  "EMPLOYEE" means an employee of any of the Employers;

                  "EMPLOYER" means, in relation to a Member, whichever of the Employers he is employed by;

                  "EMPLOYERS" means the Principal Employer and the Participating Employers collectively;

                  "EXECUTIVE MANAGER AND SENIOR MANAGER SECTION" means the Executive Manager and Senior Manager Section of this Scheme in relation to which the Rules relating to eligibility, membership, contributions and benefits are set out in Schedule 4;

                  "FINAL PENSIONABLE EARNINGS" means, in relation to a Member, the greater of:-

                  (1) the annual average of his basic earnings from his Employer (and of any other earnings from his Employer which are deemed by the Principal Employer to be pensionable) in the thirty-six months ended on his Scheme Exit Date, together with the annual average of the commission and/or bonus payments received by the Member from his Employer during the previous three Scheme Years; and

                  (2) the annual average of his Pensionable Earnings in any three consecutive years in the ten years ended on his Scheme Exit Date;

                  "FINANCIAL DEPENDANT" means, in relation to a Member, any natural person (other than the Member's spouse) who, in the Trustees' opinion, is wholly or partly financially dependent upon that Member (or was so dependent) at the date of the Member's death or retirement (as the case may be) and whose relationship with the Member was in the Trustees' opinion similar to that of a spouse;

                  "FORMER PROVISIONS" means the trusts, powers and provisions of the Scheme from time to time in force prior to the Revision Date;

                  "FUND" means the fund comprising all monies, investments and other property from time to time held by the Trustees upon the trusts of the Scheme;

                  "FUND MANAGER" means any person who is for the time being appointed as provided for in sub-Clause 7.3 in Schedule 2 to manage the investments held for the purposes of the Scheme;

                  "GMP RULES" means the rules relating to Guaranteed Minimum Pensions set out in Schedule 7;

                  "GUARANTEED MINIMUM PENSION" has the same meaning as in
                  section 8(2) of the Pension Schemes Act;

                  "INLAND REVENUE" means the Commissioners of Inland Revenue;

                  "MEMBER" means:-

                  (a) in Schedule 2, any individual who, having been admitted to membership of the Scheme (on whatever date and whether or not in Pensionable Service on the Revision Date), remains entitled (whether prospectively or actually) to any benefits from the Scheme; and

                  (b) in Schedules 3 to 5, any individual to whom those Schedules apply by virtue of Rule 1 in each such Schedule;

                  "MEMBER'S CONTRIBUTIONS" means contributions paid by the Member to the Scheme (other than voluntary contributions) and the amount of any transfer payment relating to the Member which represents the Member's contributions (other than voluntary contributions) to the previous scheme or arrangement;

                  "MFR REGULATIONS" means the Occupational Pension Schemes (Minimum Funding Requirement and Actuarial Valuations) Regulations 1996 (SI 1996 No. 1536);

                  "MINIMUM TRUSTEE REQUIREMENTS" means the requirement under sub-Clause 3.1 in Schedule 2 that unless a company (which need not be a trust corporation) is sole Trustee, the minimum number of Trustees shall be two;

                  "NORMAL PENSION AGE" is relevant only to early leavers and has the meaning ascribed to it by Section 180 of the Pension Schemes Act;

                  "NORMAL RETIREMENT AGE" is separately defined in Rule 1 in Schedules 3, 4 and 5;

                  "PARTICIPATING EMPLOYER" means a company or firm which has been admitted to participation as an employer in the Scheme in accordance with sub-Clause 6.3 in Schedule 2 or the Former Provisions, and whose participation has not terminated pursuant to the Former Provisions or any of sub-Clauses 6.5 to
                  6.10 in Schedule 2;

                  "PENSIONABLE EARNINGS" means in relation to any Member the aggregate of the following earnings:-

                  (1) the Member's annual rate of basic pay from his Employer as at the immediately preceding 1 April and any other earnings which are deemed by the Principal Employer to be pensionable; and

                  (2) the annual average of any commission, bonus and other fluctuating payments deemed by the Principal Employer to be pensionable received by the Member from his Employer during the previous three Scheme Years;

                  except that:-

                  (a) in the case of a Member whose Service commences on a date other than 1 April, it means, for the purpose of the Scheme Year in which his Service commences, his annual rate of basic pay from his Employer as at the date on which his Service commences plus the annual rate of any other earnings for that Scheme Year which are deemed by the Principal Employer to be pensionable; and

                  (b) for the purpose of calculating any lump sum payable on death in Pensionable Service the annual rate of pay for the purpose of paragraph (1) of this definition shall be taken as at the date of the Member's death instead of the preceding 1 April;

                  "PENSIONABLE SERVICE" means Service which counts towards benefits under the Scheme;

                  "PENSION SCHEMES ACT" means the Pension Schemes Act 1993;

                  "PENSIONS ACT" means the Pensions Act 1995;

                  "PRESERVATION REGULATIONS" means the Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 (SI 1991 No. 167);

                  "PRESERVATION REQUIREMENTS" means the requirements concerning the protection of early leavers as specified in or under sections 71 to 82 of the Pension Schemes Act;

                  "PRINCIPAL EMPLOYER" means Vodafone Group Plc (registered in England no 1833679) or such other company or firm which for the time being holds the position of principal employer for the purposes of the Scheme pursuant to Clause 5 in Schedule 2;

                  "PROTECTED RIGHTS" has the same meaning as in Section 10 of the Pension Schemes Act;

                  "PROTECTED RIGHTS TRANSFER REGULATIONS" means the Protected Rights (Transfer Payment) Regulations 1996 (SI 1996 No 1461);

                  "QUALIFYING SERVICE" means, in relation to a Member whose Pensionable Service has terminated otherwise than by death or retirement with an immediate entitlement to pension from the Scheme, the period which is relevant for the purpose of determining whether he is entitled to a preserved pension from the Scheme, and the length of which is calculated in accordance with the Preservation Requirements;

                  "RACAL DIRECTORS SCHEME" means the Racal Group Executive Pension Plan established by an Interim Trust Deed dated 26 March 1976;

                  "RACAL EM&SM SCHEME" means the Racal Group Executive Manager and Senior Manager Pension Scheme established by a Declaration of Trust dated 1 April 1993 and originally called The Decca Limited 1968 Supplementary Scheme for Senior Executives;

                  "RACAL RBS SCHEME" means the Racal Group Retirement Scheme (for weekly and hourly paid employees) established by an Interim Deed dated 27 April 1978;

                  "RACAL STAFF SCHEME" means the Racal Group Staff Pension and Life Assurance Scheme established by a Trust Deed dated 23 February 1962 and originally called the Radiotel Group Pension Fund;

                  "REVENUE LIMITS" means the limits on benefits and contributions from time to time imposed by the Inland Revenue as a condition of Approval, of which brief details are set out in the Revenue Limits Rules;

                  "REVENUE LIMITS RULES" means the rules set out in Schedule 6;

                  "REVISION DATE" means 1 April 1999;

                  "RPI" means the general index of retail prices (for all items) published by the Office for National Statistics, and if that index is not published for a month which is relevant for the purposes of any provision of the Scheme, that provision shall be construed as referring to any substituted index or index figures published by that Office;

                  "RULES" means the rules of the Scheme relating to membership, Members' contributions and benefits from time to time in force, consisting of the rules set out in Schedules 3 to 7 to this Deed as amended from time to time pursuant to Clause 24 in Schedule 2;

                  "SCHEDULE" means, except where the context requires otherwise, a schedule to this Deed;

                  "SCHEDULE OF CONTRIBUTIONS" means the schedule to be prepared, maintained and from time to time revised by the Trustees pursuant to section 58 of the Pensions Act;

                  "SCHEME" means the Vodafone Group Pension Scheme established by the Interim Trust Deed dated 10 October 1988 listed as document no. 1 in Part 1 of Schedule 8 to which this Deed is supplemental;

                  "SCHEME EXIT DATE" means, in relation to any Member in Pensionable Service on or after the Revision Date, the earliest of the following dates:-

                  (1)      when he retires from Service;


                  (2) when he leaves Service otherwise than by reason of deat or retirement;


                  (3) when he withdraws from active membership of the Scheme pursuant to sub-Rule 2.7 in Schedules 3, 4 or 5;

                  (4)      when he dies, if he dies in Service;


                  (5)      his Normal Retirement Age;

                  and the Trustees may rely on a statement from the Member's Employer as to the date when the Member's Service terminates;

                  "SCHEME YEAR" MEANS:-

                  (a) a period of 12 months commencing on 1 April in any year or on such other date as the Trustees shall select; or


                  (b) such other period (if any) exceeding 6 months but not exceeding 18 months as is selected by the Trustees;-



                           (i) in respect of the year in which the Scheme terminates; or


                           (ii) in connection with a variation of the date on which the Scheme Year is to commence;

                  "SECTION 9(2B) RIGHTS" has the same meaning as in regulation 1 of the Contracting-out Transfer Regulations;

                  "SERIOUS ILL-HEALTH" means, in relation to a Member, physical or mental deterioration which in the opinion of the Trustees is sufficiently serious to prevent the Member from following his normal employment, or which seriously impairs his earning capacity, and does not mean simply a decline in energy or ability;

                  "SERVICE means employment by any of the Employers, or, in relation to any period before the Commencement Date, employment by Racal Electronics Plc or any of its subsidiaries;

                  "SHORT SERVICE BENEFIT" means the benefit which the Scheme must provide in respect of a Member in order to comply with the Preservation Requirements where;-

                  (1) the Member's Pensionable Service is terminated by him leaving Service or opting out of the Scheme whilst remaining in Service; and


                  (2) he has by then completed the period of qualifying servic required by the Preservation Requirements applicable to him when his Pensionable Service terminated or a transfer payment in respect of his rights under a personal pension scheme (within the meaning of the Pensions Schemes Act) has been made to the Scheme;

                  "STAFF SECTION" means the Staff Section of this Scheme in relation to which the Rules relating to eligibility, membership, contributions and benefits are set out in Schedule 3;

                  "TAXES ACT" means the Income and Corporation Taxes Act 1988;

                  "TAX YEAR" means a year commencing on 6 April;

                  "TERMINATION DATE" means the date on which the Scheme terminates in accordance with Clause 25 in Schedule 2;

                  "TRIVIALITY LIMIT" means, in relation to a Member's pension, that the total value of all his benefits from occupational pensions schemes providing benefits in respect of his employment with his Employer is in the opinion of the Trustees less than a pension of (pound)260 per annum or such higher amount as may be prescribed by regulations made under section 77(5) of the Pension Schemes Act and "TRIVIAL" means within the Triviality Limit;

                  "TRUST DEEDS" means the deeds which govern or relate to the Scheme;

                  "TRUSTEE" means a trustee of the Scheme and where the context allows the "TRUSTEES" means the trustees or trustee for the time being of the Scheme;

                  "VODAFONE DIRECTORS SCHEME" means the Vodafone Group Directors Pension Scheme Established by an Interim Trust Deed dated 10 October 1988 and originally called the Racal Telecom Directors Pension Scheme;

                  "VODAFONE EM&SM SCHEME" means the Vodafone Group Executive Manager and Senior Manager Pension Scheme established by an Interim Trust Deed dated 10 October 1988 and originally called the Racal Telecom Executive Manager and Senior Manager Pension Scheme.

3        OTHER RULES OF INTERPRETATION

         3.1      STATUTORY REFERENCES

                  Any reference in this Deed to any Act of Parliament or any Part, Chapter or Section of, or any Regulation made under any such Act shall include any statutory modification or re-enactment thereof for the time being in force, and, in respect of any period prior to the date of this Deed, any statutory predecessor than in force.

         3.2      MISCELLANEOUS

                  Except where the context requires otherwise, in this Deed:-

                  (1) words which appear in the singular shall include the plural; and

                  (2) words which appear in the masculine shall include the feminine.

         3.3      EMPLOYERS' DISCRETIONS, RIGHTS AND POWERS

                  The Principal Employer and every other Employer may exercise any or all of the discretions, rights and powers which are exercisable by it under the Scheme for its own sole and absolute benefit, except that the Principal Employer shall have regard to the interests of the Members and other beneficiaries of the Scheme when exercising its powers to appoint and remove Trustees.

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                          VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                       SCHEDULE 2: OPERATION OF THE SCHEME


PART 1:  INTRODUCTION......................................................   23


1        CONSITITUTION OF THE SCHEME.......................................   23
         1.1   Scheme name.................................................   23
         1.2   Declaration of trust........................................   23
         1.3   Irrevocability..............................................   23
         1.4   Purpose.....................................................   23
         1.5   Revenue limits..............................................   23
         1.6   Contracting-out.............................................   23


2        BENEFITS TO BE PROVIDED BY THE SCHEME.............................   24
         2.1   Benefits in relation to Members.............................   24
         2.2   Admission to membership.....................................   24
         2.3   Membership on special terms.................................   24
         2.4   Closure of Scheme to new Members............................   24


PART 2:  THE TRUSTEES......................................................   25


3        APPOINTMENT AND TERMINATION OF APPOINTMENT........................   25
         3.1   Number......................................................   25
         3.2   Member-nominated trustees or directors requirements.........   25
         3.3   Appointment.................................................   25
         3.4   Termination of appointment..................................   25
         3.5   Resignation.................................................   26
         3.6   Removal.....................................................   26
         3.7   Appointment of Principal Employer as Trustee................   26
         3.8   Discharge upon termination of appointment...................   26
         3.9   Vesting following termination of appointment................   26


4        OTHER PROVISIONS APPLICABLE TO TRUSTEES...........................   26
         4.1   Remuneration and personal expenses..........................   26
         4.2   Liability...................................................   27
         4.3   Interests of Trustees.......................................   28
         4.4   Retention of Scheme benefits................................   28
         4.5   Sole corporate Trustee......................................   28
         4.6   Proceedings of Trustees.....................................   28


PART 3:  THE EMPLOYERS.....................................................   31


5        THE PRINCIPAL EMPLOYER............................................   31
         5.1   Substitution of principal employer..........................   31
         5.2   How substitution is effected................................   31
         5.3   Effective date of substitution..............................   31

         5.4   Deed of substitution........................................   31
         5.5   Insolvency or winding up of Principal Employer..............   32
         5.6   Effect of Principal Employer's insolvency or winding up.....   32
         5.7   Effect of subsequent substitution of Principal Employer.....   32


6        PARTICIPATING EMPLOYERS...........................................   33
         6.1   Eligibility to participate: (1) on a permanent basis........   33
         6.2   Eligibility to participate: (2) on a temporary basis........   33
         6.3   Admission to participation..................................   33
         6.4   Participating Employer ceasing to be associated ............   34
         6.5   Termination of participation: (1) by Principal Employer.....   34
         6.6   Termination of participation: (2) by Participating
               Employer....................................................   34
         6.7   Termination of participation: (3) by the Trustees...........   35
         6.8   Other circumstances resulting in termination of
               participation...............................................   35
         6.9   Effect of termination of participation......................   36
         6.10  Partial winding-up..........................................   36


PART 4:  THE PROFESSIONAL ADVISERS.........................................   38


7        APPOINTMENT OF PROFESSIONAL ADVISERS..............................   38
         7.1   Meaning of "professional adviser"...........................   38
         7.2   Auditor and actuary.........................................   38
         7.3   Fund Manager................................................   38
         7.4   Eligibility for appointment as auditor or actuary...........   39
         7.5   Eligibility for appointment as other professional adviser...   39
         7.6   Trustees to rely on their own professional advisers.........   39


8        MANNER AND TERMS OF APPOINTMENT OF PROFESSIONAL ADVISERS..........   39
         8.1   Manner of appointment and removal...........................   39
         8.2   Terms of appointment: (a) generally.........................   39
         8.3   Terms of appointment: (b) fund manager......................   40
         8.4   Terms of appointment: (c) custodians and nominees...........   40


PART 5:  SCHEME ADMINISTRATION.............................................   42


9        TRUSTEES' ADMINISTRATIVE POWERS...................................   42
         9.1   Specific powers and general power...........................   42
         9.2   Appointment of additional account signatories...............   42
         9.3   Bank accounts...............................................   42
         9.4   Borrowing...................................................   43
         9.5   Costs and expenses..........................................   43
         9.6   Debts and claims............................................   43
         9.7   Delegation..................................................   43
         9.8   Donations and bequests......................................   44
         9.9   Employment of staff and agents..............................   44
         9.10  Guarantees and indemnities..................................   44
         9.11  Insurance...................................................   44
         9.12  Legal proceedings...........................................   45
         9.13  Paying agents...............................................   45
         9.14  Questions and matters of doubt..............................   45
         9.15  Questions of fact...........................................   45

         9.16  Revenue undertakings........................................   45
         9.17  Security over assets of the Fund............................   46
         9.18  Specialist advice...........................................   46
         9.19  Tax.........................................................   46
         9.20  Withholding or suspending payment of benefits...............   46


10       ACCOUNTS, RECORDS AND AUDIT.......................................   47
         10.1  Accounts and records........................................   47
         10.2  Audited records.............................................   47
         10.3  Disclosure of information to auditor........................   47


11       PROVISION OF INFORMATION..........................................   47
         11.1  Provision of information and documents by the Trustees......   47
         11.2  Provision of information by Employers.......................   48
         11.3  Provision of information by Members and others..............   48


12       OTHER MISCELLANEOUS PROVISIONS....................................   48
         12.1  Protection of third parties: (a) receipts...................   48
         12.2  Protection of third parties: (b) purchasers and lenders.....   48
         12.3  Notices.....................................................   49
         12.4  Termination of employment...................................   49
         12.5  Resolution of disputes......................................   49


PART 6:  THE FUND..........................................................   50


13       CONTRIBUTIONS TO THE FUNDS........................................   50
         13.1  Members' contributions......................................   50
         13.2  Employers' contributions: (a) amount and payment intervals..   50
         13.3  Employers' contributions: (b) termination...................   50


14       SCHEME EXPENSES...................................................   50
         14.1  Payment out of Fund.........................................   50
         14.2  Payment by Employers........................................   51


15       INVESTMENT OF THE FUND............................................   51
         15.1  Retention of monies in bank account etc.....................   51
         15.2  Power of investment.........................................   51
         15.3  Ancillary investment powers.................................   51
         15.4  Pooled investments..........................................   52
         15.5  Compliance with legal requirements..........................   52
         15.6  Appointment of Fund Manager.................................   52


16       SAFE CUSTODY OF THE FUND..........................................   53
         16.1  Trustees' duty to safeguard assets..........................   53
         16.2  Appointment of custodians and nominees......................   53
         16.3  Professional adviser requirements...........................   53


17       SURPLUSES AND DEFICITS............................................   53
         17.1  Trustees' duty to obtain actuarial valuations...............   53
         17.2  Trustees' power to obtain actuarial valuations..............   53

         17.3  Surplus revealed by actuarial valuation.....................   54
         17.4  Deficit revealed by actuarial valuation.....................   54


PART 7:  TRANSFERS TO AND FROM THE FUND....................................   55


18       ACCEPTANCE OF TRANSFER PAYMENTS...................................   55
         18.1  Power to accept transfer payments...........................   55
         18.2  Inland Revenue requirements.................................   55
         18.3  Contracting-out requirements................................   55
         18.4  Scheme benefits in return for transfer payments.............   56
         18.5  Information to be obtained in respect of transfer payments..   56
         18.6  Transferred-in Members' contributions.......................   56
         18.7  Transfers of assets.........................................   57


19       MAKING TRANSFER PAYMENTS..........................................   57
         19.1  Power to make payments......................................   57
         19.2  Inland Revenue requirements.................................   57
         19.3  Contracting-out requirements................................   57
         19.4  Preservation requirements...................................   58
         19.5  Effect of Member exercising right to cash equivalent........   58
         19.6  Member's consent to transfer out............................   59
         19.7  Amount to be applied in making transfer payment ............   59
         19.8  Bulk transfers..............................................   59
         19.9  Reliance on Actuary's advice................................   59
         19.10 Benefits under the other scheme: (a) transfer with consent..   60
         19.11 Benefits under the other scheme: (b) transfer without
               consent.....................................................   60
         19.12 Discharge of Trustees on transfer out.......................   60
         19.13 Power to transfer out following death of a Member...........   60
         19.14 Transfer of assets..........................................   61
         19.15 Merger with another scheme..................................   61


20       BUYING OUT BENEFITS...............................................   61
         20.1  Power to buy out............................................   61
         20.2  Benefits to be provided on buying out.......................   62
         20.3  Amount to be applied in buying out..........................   62
         20.4  Inland Revenue requirements.................................   62
         20.5  Contracting-out requirements................................   63
         20.6  Preservation requirements...................................   63
         20.7  Member's consent to buy-out.................................   63
         20.8  Discharge of Trustees on buying out.........................   63
         20.9  Effect of Member exercising right to cash equivalent........   64
         20.10 Power to buy out following death of a Member................   64


PART 8:  PROVISION OF BENEFITS.............................................   65


21       AUGMENTATION: ADDITIONAL OR NEW BENEFITS..........................   65
         21.1  Request from Employers for augmentation.....................   65
         21.2  Trustees' power of augmentation.............................   65


22       TRUSTEES' DISCRETION AS TO LUMP SUM DEATH BENEFITS................   65
         22.1  Interpretation..............................................   65

         22.2  Tustees' discretion.........................................   66


23       MISCELLANEOUS PROVISIONS CONCERNING BENEFITS......................   67
         23.1  Inalienability of benefits subject to exception.............   67
         23.2  Forfeiture prohibited subject to exceptions.................   68
         23.3  Monetary obligation due to Employer.........................   69
         23.4  Monetary obligation due or loss caused to Scheme............   70
         23.5  Payments to infants and persons under incapacity............   72
         23.6  Polygamous marriages........................................   73


PART 9:  AMENDMENT AND TERMINATION.........................................   74


24       AMENDMENT.........................................................   74
         24.1  Power of amendment..........................................   74
         24.2  Effective date of amendment.................................   74
         24.3  Trustees' statutory power of amendment......................   74
         24.4  Statutory restrictions on power of amendment................   74


25       TERMINATION OF THE SCHEME.........................................   74
         25.1  Termination by the Principal Employer.......................   74
         25.2  Termination by the Trustees.................................   74
         25.3  Perpetuity period...........................................   75
         25.4  Termination at or following end of perpetuity period........   75
         25.5  Certain consequences of termination.........................   76
         25.6  Continuation of Scheme as paid-up and closed scheme
               following termination.......................................   76
         25.7  Winding up following termination............................   76
         25.8  Notice of termination to Members and others.................   76


26       WINDING UP........................................................   77
         26.1  Commencement................................................   77
         26.2  Powers and discretions......................................   77
         26.3  Members' rights.............................................   77
         26.4  Realisation of assets.......................................   77
         26.5  Creation of a reserve for costs and expenses................   78
         26.6  Order of priority for securing Scheme's liabilities.........   78
         26.7  Valuing the Scheme's liabilities............................   78
         26.8  Deficit on winding up.......................................   78
         26.9  Surplus on winding up.......................................   78
         26.10 Power to secure liabilities on an interim basis.............   79
         26.11 Manner in which liabilities to be secured...................   79
         26.12 Information to Members and others concerning winding up.....   79
         26.13 Trustees' general power on winding up.......................   79

                          PAGE INTENTIONALLY LEFT BLANK

                          VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                       SCHEDULE 2: OPERATION OF THE SCHEME

                              PART 1: INTRODUCTION

1        CONSTITUTION OF THE SCHEME

         1.1      SCHEME NAME

                  With effect from the Revision Date the name of the Scheme shall be the "Vodafone Group Pension Scheme".

         1.2      DECLARATION OF TRUST

                  The Trustees shall hold the assets of the Scheme upon, with and subject to the trusts, powers and provisions set out or referred to in this Deed.

         1.3      IRREVOCABILITY

                  The trusts of the Scheme are irrevocable.

         1.4      PURPOSE

                  The purpose of the Scheme shall be the provision of such relevant benefits (as defined in section 612 of the Taxes Act) to such persons (being employees or former employees of the Employers or other persons having some connection with them) as may be set out in or determined in accordance with this Deed.

         1.5      REVENUE LIMITS

                  All benefits provided by the Scheme and all contributions paid by Members to the Scheme shall be restricted to such extent (if any) as may be necessary to comply with Revenue Limits.

         1.6      CONTRACTING-OUT

                  The Scheme is designed to be contracted-out of the state earnings related pension scheme on a salary-related basis in relation to the employment of Members in Pensionable Service by virtue of satisfying section 9(2) of the Pension Schemes Act. Accordingly:-

                  1.6.1 in relation to any Member's Pensionabl Service before 6 April 1997, it is designed to satisfy the conditions of section 9(2A) (Guaranteed Minimum Pensions); and

                  1.6.2 in relation to any Member's Pensionabl Service on or after 6 April 1997, it is designed to satisfy the conditions of section 9(2B) (statutory standard and reference scheme).

2        BENEFITS TO BE PROVIDED BY THE SCHEME

         2.1      BENEFITS IN RELATION TO MEMBERS

                  The benefits provided by the Scheme shall be payable to or in respect of Members.

         2.2      ADMISSION TO MEMBERSHIP

                  On and after the Revision Date Employees shall be admitted to membership in accordance with Rule 2 in whichever of Schedules 3, 4 or 5 is applicable to him.

                  In addition, the Trustees shall have power, with the Principal Employer's consent, to admit (or re-admit) to membership of the Scheme any person who is entitled or prospectively entitled to benefits under any other scheme or arrangement if the admission (or re-admission) of such person would not prejudice the Scheme's Approval.

         2.3      MEMBERSHIP ON SPECIAL TERMS

                  If requested to do so by the Principal Employer, the Trustees may grant any Employee or any other person (in either case whether or not already a Member) membership of the Scheme on special terms as to any contributions to be paid by him or the benefits to be provided for and in respect of him which differ in any respect from the terms of membership set out in Schedules 3, 4 or 5 except that such special terms must comply with the Revenue Limits Rules and, if the Member is a Contracted-out Member, the Contracting-out Requirements. Any special terms which may apply to a Member by virtue of this sub-Clause shall only apply when set out in writing in memorandum or other document signed by or on behalf of the Trustees.

         2.4      CLOSURE OF SCHEME TO NEW MEMBERS

                  The Principal Employer may by notice in writing to the Trustees at any time close the Scheme to new Members; and with effect from the date of such notice, no further persons shall be admitted to membership.

                              PART 2: THE TRUSTEES

3.       APPOINTMENT AND TEMRINATION OF APPOINTMENT

         3.1      NUMBER

                  A company (which need not be a trust corporation) may be the sole Trustee. Unless a company is the sole Trustee or one of the Trustees, the minimum number of Trustees shall be two. There shall be no maximum number of Trustees.

         3.2      MEMBER-NOMINATED TRUSTEES OR DIRECTORS REQUIREMENTS

                  For so long as a company is a sole Trustee, it must comply with sections 18 to 21 of the Pensions Act with regard to member-nominated directors, insofar as those sections are applicable to the Scheme.

                  If a company ceases to be sole Trustee, the Trustees must comply with sections 16 to 21 of the Pensions Act with regard to member-nominated trustees, insofar as those section are applicable to the Scheme.

         3.3      APPOINTMENT

                  Subject to sub-Clause 3.2, the Principal Employer shall have the power to appoint new and additional Trustees. The power shall be exercised by deed of appointment to which the parties shall be the Principal Employer, the continuing Trustees and the new or additional Trustee(s).

         3.4      TERMINATION OF APPOINTMENT

                  A Trustee shall cease to be a Trustee in the following circumstances:-

                  3.4.1    if, being an individual, he dies;

                  3.4.2 if he resigns from his office in accordance with sub-Clause 3.5;

                  3.4.3 if he is removed from his office in accordance with sub-Clause 3.6;

                  3.4.4 if he becomes prohibited by law from being a trustee (including if he becomes disqualified for being a trustee in accordance with sections 29 and 30 of the Pensions Act);

                  3.4.5 if he becomes bankrupt or makes any arrangement or composition with his creditors generally; or

                  3.4.6 if he is, or may be, suffering from mental disorder and either:-

                           (a) he is admitted to hospital in pursuance of an application for admission for treatment under the Mental Health Act 1983 or, in Scotland, an application for admission under the Mental Health (Scotland) Act 1960, or

                           (b)      an order is made by a court having
                                    jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder for his detention or for the appointment of a receiver, curator bonis or other person to exercise powers with respect to his property or affairs.

         3.5      RESIGNATION

                  Any Trustee may resign from office by serving notice of resignation on both the Principal Employer and the other Trustees (if any). The period of notice required shall be one month or such lesser period (including summary notice) as the Principal Employer and the other Trustees (if any) may agree to accept.

         3.6      REMOVAL

                  Subject to sub-Clause3.2, the Principal Employer shall have power to remove any Trustee or Trustees from office for any reason whatsoever provided that immediately following such removal the Minimum Trustee Requirement will be satisfied. The power shall be exercised by deed of removal executed by the Principal Employer.

         3.7      APPOINTMENT OF PRINCIPAL EMPLOYER AS TRUSTEE

                  If upon any Trustee ceasing to be a Trustee the Minimum Trustee Requirement is not satisfied, the Principal Employer shall thereupon become the Trustee (if there would otherwise be no Trustee at all) or one of the Trustees (if otherwise there would be a sole individual Trustee) but it shall be under a duty to appoint another person in its place as soon as reasonably practicable thereafter consistently with the requirements referred to in sub-Clause 3.2 insofar as it is applicable to the Scheme.

         3.8      DISCHARGE UPON TERMINATION OF APPOINTMENT

                  Each Trustee shall be discharged from the trusts of the Scheme upon ceasing to be a Trustee in accordance with the Clause, but such discharge shall be without prejudice to any liability the discharged Trustee may have for any breach of trust previously committed by him.

         3.9      VESTING FOLLOWING TERMINATION OF APPOINTMENT

                  Each Trustee shall on and after ceasing to be a Trustee do all such acts, matters and things as the continuing and any new or additional Trustees may require in order to vest in them the assets of the Scheme.

4.       OTHER PROVISIONS APPLICABLE TO TRUSTEES

         4.1      REMUNERATION AND PERSONAL EXPENSES

                  Each of the Trustees shall be entitled:-

                  4.1.1 to charge and be paid such fees or remuneration (if any) for his or its services in connection with the Scheme as he or it may from time to time agree with the Principal Employer;

                  4.1.2 to be paid such fees or remuneration out of the Fund unless (a) he or it agrees with the Principal Employer that such fees or remuneration shall be paid by the Principal Employer or (b) notwithstanding such an agreement, the Principal Employer commits any breach of its obligation to pay;

                  4.1.3 to retain beneficially any brokerage, commission, fee, remuneration or dividend (other than a dividend payable in respect of an asset of the Fund) payable to him or it whether directly or indirectly (and so that his entitlement shall apply also to any firm of which the Trustee is a partner and to any company which is a subsidiary of or associated with the Trustee or in which the Trustee is interested, whether as officer or shareholder);

                  but no amount may be paid under this sub-Clause if and to the extent that paying it would contravene section 31 of the Pensions Act.

         4.2      LIABILITY

                  The following provisions shall apply to the liability of the Trustees for any beach of any of their obligations:-

                  4.2.1 No Trustee shall be responsible, chargeable or liable in any manner whatsoever for (or in respect of) any loss of, nor for any depreciation in (or default upon), any of the investments, securities, stocks or policies in which the moneys and assets of the Fund (or any part of it) may at any time be invested in accordance with the provisions of this Deed, nor for any delay which may occur (from whatever cause) in the investment of any moneys belonging to it, nor for the safety of any securities or documents of title deposited by the Trustees for safe custody, nor for the exercise of any discretionary power conferred on the Trustees by the Trust Deeds (including any act or omission by any agent, staff or delegate appointed by the Trustees), nor for anything else except wilful default on the part of the Trustee who is sought to be made liable.

                  4.2.2 As required by section 33 of the Pensions Act, sub-Clause 4.2.1 does not exclude or restrict the liability of the Trustees for breach of an obligation under any rule of law to take care or exercise skill in the performance of any investment functions.

                  4.2.3    Notwithstanding sub-Clause 4.2.2, and as permitted by
                           section 34(6) of the Pensions Act, the exclusion or restriction of the liability of the Trustees by sub-Clause 4.2.1 shall apply to any liability of the Trustees resulting from the acts or defaults of a Fund Manager in the exercise of a discretion delegated to him under section 34(5)(b) of the Pensions Acts where the Trustees have taken all such steps as are reasonable to satisfy themselves (or the person who made the delegation on their behalf has taken all such steps as are reasonable to satisfy himself):-

                           (1) that the Fund Manager has the appropriate knowledge and experience for managing the investments of the Scheme; and

                           (2) that he is carrying out his work competently and complying with section 36 of the Pensions Act.

         4.3      INTERESTS OF TRUSTEES

                  No performance of the duties or exercise of the powers and discretions of the Trustees shall be invalidated or questioned on the ground that any or all of the Trustees or their secretary (or, in the case of a corporate Trustee, any director, officer or employee of the Trustee) had a direct or indirect personal interest in the manner or consequence of such performance or exercise.

         4.4      RETENTION OF SCHEME BENEFITS

                  No Trustee and no director, officer or employee of a corporate Trustee shall be precluded from membership of the Scheme, and any Trustee and any director, officer or employee of a corporate Trustee who becomes a Member shall be entitled to retain for his own absolute benefit any sums payable to him as a result of his membership of the Scheme.

         4.5      SOLE CORPORATE TRUSTEE

                  For so long as a company (whether or not a trust corporation) is a sole Trustee, the board of directors or other governing body of the Trustee acting in accordance with its memorandum and articles of association or other instrument constituting or defining its constitution, or any person or persons duly authorised by such board or body, shall be competent to perform all the duties and exercise all the powers and discretions vested in the Trustees by the Trust Deeds.

         4.6      PROCEEDING OF TRUSTEES

                  The following provisions shall apply if there is more than one Trustee.

                  4.6.1 Meetings: A meeting of the Trustees which has been duly convened and held and at which a quorum is present throughout shall be competent to perform all the duties and exercise all the powers and discretions vested in them by the Trust Deeds and all decisions taken at any such meeting shall bind all the Trustees.

                  4.6.2 Convention meetings: Any Trustee may at any time convene a meeting of the Trustees by giving notice of such meeting to the other Trustees.

                  4.6.3 Notice of meetings: Notice of any occasion at which decisions may be taken by agreement of a majority of Trustees must comply with the requirements of section 32 of the Pensions Act and regulations made under it. As at the date of this Deed, those requirements are set out in that section and regulations 9 and 10 of the Administration Regulations and are that:-

                           (a) unless the occasion is one on which it is necessary as a matter of urgency to make a decision, notice must be given to each Trustee to whom it is reasonably practicable to give such notice; and

                           (b) unless the Trustees agree otherwise, the notice must (i) specify the date, time and place of the occasion and (ii) be sent to the last known address of each Trustee no later than 10 business days before the occasion.

                  4.6.4 Quorum: The quorum for any meeting of which notice has been given to all the Trustees shall be two of the Trustees present in person or by proxy.

                  4.6.5 Voting: Each of the Trustees shall be entitled to cast one vote on any issue which may arise at any meeting. Where there are three or more Trustees present at a meeting all questions shall be decided by a simple majority of votes of the Trustees present and voting. In the event of an equality of votes the chairman (if any) shall have a casting vote.

                  4.6.6 Chairman: The Trustees may from time to time nominate one of their number to take the chair at meetings of the Trustees. In the event of an equality of votes on the election of a chairman, he shall be chosen by lot. If for any reason the chairman is unable to attend any meeting, the Trustees present may nominate one of their number to take the chair at that meeting.

                  4.6.7 Written resolutions: A written resolution signed by or on behalf of all the Trustees, or by a majority of the Trustees if notice of such resolution has been given to all of them, shall be effective as if it had been passed at a meeting of the Trustees duly convened and held pursuant to the preceding sub-Clauses of this Clause. Such a resolution may consist of two or more documents in the same form each signed by or on behalf of one or more of the Trustees.

                  4.6.8 Representation of a corporate Trustee: If there is more than one Trustee and any of the Trustees is a company, such company may by resolution of its directors or other governing body authorise such person as it thinks fits to act as its representative at any meeting of the Trustees. Such person shall be entitled to do all such acts, matters and thing on behalf of the corporate Trustee he represents as that corporate Trustee would be entitled to do if it were an individual.

                  4.6.9 Secretary: The Trustees may appoint a secretary (who may be one of their number) to assist them in the performance of their duties and the exercise of their powers and discretions and to keep minutes of all meetings of the Trustees. Such a secretary may be removed by the Trustees giving him notice in writing to that effect.

                  4.6.10 Further regulations: Subject to the preceding sub-Clauses of this Clause the Trustees shall be entitled to make their own regulations for the conduct of their business and meetings.

                              PART 3: THE EMPLOYERS

5        THE PRINCIPAL; EMPLOYER

         5.1      SUBSTITUTION OF PRINCIPAL EMPLOYER

                  With the consent of the Trustees and subject to the approval of the Inland Revenue any other company or firm may be substituted for the Principal Employer as the principal employer in relation to the Scheme.

         5.2      HOW SUBSTITUTION IS EFFECTED

                  Any substitution of principal employer pursuant to sub-Clause
                  5.1 shall be effected by a deed of substitution between (1) the company or firm currently holding the position of Principal Employer (referred to in the remainder of the Clause as the "old Principal Employer"), (2) the company or firm to be substituted (referred to in the remainder of this Clause as the "new Principal Employer") and (3) the Trustees.

         5.3      EFFECTIVE DATE OF SUBSTITUTION

                  Any such substitution may be with effect from the date of the deed to be entered into pursuant to sub-Clause 5.2 or from a later date or may be deemed to be with effect from any earlier date, then (unless the deed of substitution provides otherwise) the new Principal Employer shall be liable for the acts and defaults of the old Principal Employer under the Scheme from the date with effect from which the substitution is deemed to be made as if such acts and defaults were its own and shall indemnify the old Principal Employer accordingly.

         5.4      DEED OF SUBSTITUTION

                  The deed of substitution to be entered into pursuant to sub-Clause 5.2:-

                  5.4.1 shall contain a covenant by the new Principal Employer in favour of the old Principal Employer and the Trustees to observe and perform the provisions of the Scheme applicable to the principal employer and generally to be bound by the provisions of the Scheme;

                  5.4.2 shall contain a declaration as to the date with effect from which the substitution is to take place, or to be deemed to have taken place; and

                  5.4.3 may contain such other provisions as the parties to it may agree including provisions dealing with liability as between the old Principal Employer and the new Principal Employer as principal employer prior to the date of the deed.

         5.5      INSOLVENCY OR WINDING UP OF PRINCIPAL EMPLOYER

                  Sub-Clause 5.6 applies where:-

                  5.5.1 a receiver is appointed in respect of the whole or any part of the Principal Employer's property (in which context "receiver" means any receiver, manager, administrative receiver or the official receiver);

                  5.5.2 an administration order is made in relation to the Principal Employer pursuant to section 8 of the Insolvency Act 1986;

                  5.5.3 the Principal Employer passes a resolution for voluntary winding up and the winding up is a creditors' voluntary winding up within the meaning of section 90 of the Insolvency Act 1986;

                  5.5.4 the winding up of the Principal Employer having commenced as a members' voluntary winding up becomes a creditors' voluntary winding up in accordance with section 96 of the Insolvency Act 1986; or

                  5.5.5 a liquidator of the Principal Employer is appointed provisionally pursuant to section 135 of the Insolvency Act 1986; or

                  5.5.6 an order for the winding up the Principal Employer is made by the Court.

         5.6      EFFECT OF PRINCIPAL EMPLOYER'S INSOLVENCY OR WINDING UP

                  Where by virtue of sub-Clause 5.5, this sub-Clause applies:-

                  5.6.1 in case of any power or discretion vested in the Trustees by the Trust Deeds which is exercisable only with the Principal Employer's consent or approval, that consent or approval shall cease to be required;

                  5.6.2 the Principal Employer shall cease to have the powers of appointment and removal of Trustees vested in it by Clause 3 of this Schedule and instead the surviving or continuing Trustee or Trustees, or the personal representatives of the last surviving or continuing Trustee, may exercise the powers of appointing new or additional trustees under section 36 of the Trustee Act 1925; and

                  5.6.3 any other power vested in the Principa Employer by the Trust Deeds shall cease to be exercisable by the Principal Employer and shall instead be exercisable by the Trustees, but every such power which was exercisable by the Principal Employer beneficially shall be exercised by the Trustees in a fiduciary capacity.

         5.7      EFFECT OF SUBSEQUENT SUBSTITUTION OF PRINCIPAL EMPLOYER

                  If after sub-Clause 45.6 commences to apply to any other company is substituted for the Principal Employer as the principal employer in the Scheme in accordance with sub-Clause 5.2, and sub-Clause 5.5 does not apply in relation to the new Principal Employer, the operation of sub-Clause 5.6 shall cease when such substitution takes effect, but without prejudice to the further operation of sub-Clause 5.6 if any of the events listed in sub-Clause 5.5 subsequently occurs.

6        PARTICIPATING EMPLOYERS

         6.1      ELIGIBILITY TO PARTICIPATE: (1) ON A PERMANENT BASIS

                  Any company or firm is eligible is participate in the Scheme if it satisfies either of the following conditions:-

                  6.1.1 it and the other Employers are associated employers (as defined in section 590A(3) of the Taxes Act); or

                  6.1.2 it and the other Employers are associated through a permanent community of interest and the Inland Revenue approve its participation.

         6.2      ELIGIBILITY TO PARTICIPATE: (2) ON A TEMPORARY BASIS

                  Any company or firm which does not satisfy either of the conditions set out in sub- Clause 6.1 is nonetheless eligible to participate temporarily in the Scheme if it is the successor to the whole or part of the business and/or the workforce of a Participating Employer and the Inland Revenue approves its participation.

         6.3      ADMISSION TO PARTICIPATION

                  A company or firm which is eligible in accordance with sub-Clauses 6.1 or 6.2 shall be admitted to participation if:-

                  6.3.1 it accepts an invitation to that effect from the Principal Employer;

                  6.3.2    the Trustees consent to its admissions; and

                  6.3.3 it enters into a deed of adherence wit the Principal Employer and the Trustees under which:-

                           (i) it covenants with the Principal Employer and the Trustees to observe and perform the provisions of the Scheme applicable to participating employers and generally to be bound by the provisions of the Scheme;

                           (ii) it gives such other covenants and agrees to be bound by such other provisions as the Principal Employer with the consent of the Trustees may require;

                           (iii) in the case of an employer which is eligible in accordance with sub- Clause 6.2, the period of its temporary participation is specified; and

                           (iv) the Principal Employer and the Trustees admit it to participation.

         6.4      PARTICIPATING EMPLOYER CEASING TO BE ASSOCIATED

                  If any Participating Employer ceased to satisfy the eligibility conditions set out in sub- Clause 6.1 having been admitted to participation by virtue of its eligibility under that sub-Clause its participation may only continue if:-

                  6.4.1 the Principal Employer and the Trustee agree to its continued participation for a limited period thereafter; and

                  6.4.2 the Participating Employer enters into such supplemental deed of adherence (if any) with the Principal Employer and the Trustees as the Principal Employer may require:-

                           (i) containing such provisions as the Principal Employer may require (including, but without limiting the provisions which may be required, a covenant to pay interest on any late paid contributions and provisions limiting the increase in its employees' earnings which are to be taken into account in determining their benefits under the Scheme); and

                           (ii) specifying the period during which the Participating Employer may continue to participate in the Scheme (which, unless the Principal Employer, the Trustees and the Inland Revenue agree otherwise, shall not exceed one year from the date when the Participating Employer ceases to satisfy the conditions set out in sub-Clause 6.1).

         6.5      TERMINATION OF PARTICIPATION: (1) BY PRINCIPAL EMPLOYER

                  The Principal Employer may terminate the participation of any Participating Employer in the Scheme by serving notice to that effect on the Participating Employer and the Trustees. The minimum period of notice shall be:-

                  6.5.1 if the Participating Employer is in breach of any of its obligations under the Scheme: summary notice; and

                  6.5.2 in any other case: one month's notice or such shorter period of notice as the Trustees are willing to accept.

                  This sub-Clause is subject to any variation of its right to terminate which the Principal Employer may agree with any Participating Employer and notify to the Trustees.

         6.6      TERMINATION OF PARTICIPATION: (2) BY PARTICIPATING EMPLOYER

                  Any Participating Employer may terminate its participation in the Scheme by serving notice to that effect on the Principal Employer and the Trustees. The minimum period of notice required shall be one month or such lesser period as the Principal Employer and the Trustees may agree.

         6.7      TERMINATION OF PARTICIPATION: (3) BY THE TRUSTEES

                  The Trustees may in accordance with this sub-Clause terminate the participation of any Participating Employer in the Scheme in any of the following circumstances:-

                  6.7.1 if the Participating Employer fails to pay any sum due from it to the Trustees under the Scheme within one month (or such longer period as the Trustees may allow) after the Trustees demand payment of such sum from the Participating Employer;

                  6.7.2 if the Participating Employer is in breach of any of its other obligations under the Scheme to an extent which the Trustees consider to be material and, where the breach is capable of remedy, the Participating Employer fails to remedy such breach within one month after the Trustees serve notice on it requiring the breach to be remedied;

                  6.7.3 if the Trustees determine that the continued participation of the Participating Employer in the Scheme would prejudice the Scheme's Approval;

                  6.7.4 if any of the events listed in sub- Clause 5.5 occurs in relation to it, where references in sub-Clause 5.5 to Principal Employer are replaced by references to the Participating Employer.

                  The termination of a Participating Employer's participation in the Scheme pursuant to this sub-Clause shall be effect by the Trustees serving notice of termination on the Participating Employer concerned. Such notice may be summary notice.

         6.8      OTHER CIRCUMSTANCES RESULTING IN TERMINATION OF PARTICIPATION

                  The participation of any Participating Employer in the Scheme shall terminate automatically in the following circumstances:-

                  6.8.1 when it ceases to satisfy the eligibility conditions set out in sub-Clause 6.1 having been admitted to participation by virtue of its eligibility under that sub- Clause, unless the Principal Employer and the Trustees agree to its continued participation pursuant to sub-Clause 6.4.1;

                  6.8.2 at the end of the period of temporary participation specified in accordance with sub-Clause 6.3.3 in the case of an Employer which is eligible to participate in accordance with sub-Clause 6.2;

                  6.8.3 at the end of any period of extended participation specified pursuant to sub- Clause 6.4.2; and

                  6.8.4 upon the expiration of any notice give by it under sub-Clause 13.3 to terminate its obligation to pay contributions to the Scheme.

         6.9      EFFECT OF TERMINATION OF PARTICIPATION

                  If the participation in the Scheme of any participating Employer terminates pursuant to any of the preceding sub-Clauses of this Clause:-

                  6.9.1 all Members in Pensionable Service by virtue of Service with that Participating Employer shall be deemed to have left Pensionable Service on the date when its participation terminates;

                  6.9.2 no employee of that Participating Employer may be admitted or re-admitted to membership of the Scheme after that date by virtue of Service with that Participating Employer;

                  6.9.3    the Participating Employer shall cease

                           to have any obligation to pay any contributions to the Scheme after the date when its participation terminates except contributions due but unpaid at the date of termination and any sum payable by it pursuant to the Pensions Act; and

                  6.9.4 the benefits payable to the Members who are or were employees of the Participating Employer and of those others persons whose entitlement to benefit from the Scheme results from the membership of those Members shall continue to be provided in accordance with the trusts, powers and provisions of this Deed including the powers to make transfer payments and buy out benefits under Clauses 19 and 20.

         6.10     PARTIAL WINDING-UP

                  If the participation of any Participating Employer in the Scheme terminates pursuant to any of the preceding sub-Clauses of this Clause and the Inland Revenue require the part of the Scheme relating to that Participating Employer to be wound-up, sub-Clause 6.9.4 shall not apply and instead the Trustees shall set aside such part of the Fund as they, subject to the approval of the Principal Employer and having consulted the Actuary, shall decide relates to the Participating Employer concerned. The Trustees shall then deal with the part of the Fund thereby set aside in accordance with Clause 26 as if:-

                  6.10.1 references to the Termination Date were to the date when the participation of the Participating Employer in the Scheme terminates;

                  6.10.2 references to the Scheme were to the part of the Scheme which relates to that Participating Employer;

                  6.10.3 references to the Fund were t the part of the Fund set aside in relation to that Participating Employer;

                  6.10.4 references to the liabilities of the Scheme were to the liabilities secured by the part of the Fund thereby set aside; and

                  6.10.5 references to Members and others entitles to benefit from the Scheme were to t those members and others whose benefits the Trustees determine to be secured b by the part of the Fund thereby set aside.

                        PART 4: THE PROFESSIONAL ADVISERS

7        APPOINTMENT OF PROFESSIONAL ADVISERS

         7.1      MEANING OF "PROFESSIONAL ADVISER"

                  For the purpose of this Clause and Clause 8, the expression "professional adviser" has the same meaning as in section 47(4) of the Pensions Act namely:-

                  7.1.1 the auditor, actuary and legal adviser appointed by the Trustees in relation the Scheme;

                  7.1.2 any fund manager appointed by or on behalf of the Trustees in relation to the Scheme; and

                  7.1.3 any person appointed by the Trustees t exercise any of the functions provided by regulations made under section 47(3)(a) of the Pensions Act (being at the date of this Deed the function prescribed in regulation 2 of the Administration Regulations).

         7.2      AUDITOR AND ACTUARY

                  At the date of this Deed, section 47 of the Pensions Act applies to the Scheme and accordingly, the Trustees are responsible for ensuring that:-

                  7.2.1 an individual, body corporate or partnership is appointed by them as auditor in relation to the Scheme; and

                  7.2.2 an individual is appointed by them as actuary in relation to the Scheme;

                  in each case as required by section 47(1) of the Pensions Act.

         7.3      FUND MANAGER

                  If section 47(2) of the Pensions Act applies to the Scheme because its assets consist of or include investments (within the meaning of the Financial Services Act 1986) and no exception to that section applies to the Scheme by virtue of regulations made under section 47(5) of the Pensions Act, the Trustees are responsible for ensuring that an individual, body corporate or partnership is appointed by them as fund manager in relation to the Scheme as required by section 47(2) if the Pensions Act. The person appointed must be someone to whom the Trustees are permitted by section 34(2) of the Pensions Act to delegate any discretion of theirs to make any decision about investments. Sub-Clause 15.6 contains further provisions relating to the appointment of the Fund Manager.

         7.4      ELIGIBILITY FOR APPOINTMENT AS AUDITOR OR ACTUARY

                  An individual, body corporate or partnership (in the case of an auditor) and an individual (in the case of an actuary) may only hold an appointment as the auditor or actuary in relation to the Scheme if he or it has the qualifications and experience, or approval, required for such appointment specified by regulations made under section 47(5)(b) of the Pensions Act (being, at the date of this Deed, specified by regulation 4 of the Administration Regulations).

                  Except as provided in section 27 of the Pensions Act and regulations made under it, a Trustee and any person who (within the meaning of the Pensions Act) is connected with, or an associate of, a Trustee must not act as an auditor or actuary of the Scheme.

         7.5      ELIGIBILITY FOR APPOINTMENT AS OTHER PROFESSIONAL ADVISER

                  Any other professional adviser must have the qualifications and experience, or approval, (if any) required for appointment as a professional adviser as specified by regulations made under section 47(5)(b) of the Pensions Act. No such regulations have been made in relation to other professional advisers as at the date of this Deed.

         7.6      TRUSTEES TO RELY ON THEIR OWN PROFESSIONAL ADVISERS

                  Any Trustee who in exercising any of his functions places reliance on the skill or judgment of any person:-

                  7.6.1 appointed otherwise than by the Trustees as legal adviser or to exercise any functions prescribed by regulations under section 47(3)(a) of the Pensions Act, in relation to the Scheme; or

                  7.6.2 appointed otherwise than by or on behalf of the Trustees as a fund manager;

                  is liable by virtue of section 47(3) of the Pensions act to have a prohibition order made against him or to be required to pay a civil penalty as provided in sections 3 and 10 of the Pensions Act.

8.       MANNER AND TERMS OF APPOINTMENT OF PROFESSIONAL ADVISERS

         8.1      MANNER OF APPOINTMENT AND REMOVAL

                  The Trustees shall appoint and remove professional advisers in relation to the Scheme in the manner provided for in regulations made under section 47(6) of the Pensions Act (being at the date of this Deed set out in regulation 5 of the Administration Regulations).

         8.2      TERMS OF APPOINTMENT: (A) GENERALLY

                  The Trustees shall appoint professional advisers in relation to the Scheme on the terms (including the manner in which such professional advisers may resign):-

                  8.2.1 as provided for in regulations made under section 47(6) of the Pensions Act (being at the date of this Deed set out in regulation 5 of the Administration Regulations); and

                  8.2.2    subject to sub-Clause 8.2.1, in accordance with
                           section 47(7) of the Pensions Act, namely on such terms as the Trustees may determine.

         8.3      TERMS OF APPOINTMENT: (B) FUND MANAGER

                  Without prejudice to the generality of their power under sub-Clause 8.2.2 to determine the terms on which any professional adviser is appointed, in the case of a Fund Manager the terms may include:-

                  8.3.1 providing for the remuneration, protection and indemnity of the person so appointed;

                  8.3.2 authorising that person to enter into any transaction on behalf of the Trustees in which that person has a personal interest or interest in another fiduciary capacity including a sale of investments by that person to the Trustees or purchase of investments by that person from the Trustees;

                  8.3.3 authorising that person to enter into any transaction in respect of investments comprised in the Fund together with investments comprised in other funds under the management or control of that person;

                  8.3.4 delegating to that person any of the powers of the Trustees relating or incidental to the investment or safe custody of the Fund or the part concerned.

         8.4      TERMS OF APPOINTMENT: (C) CUSTODIANS AND NOMINEES

                  Also without prejudice to the generality of their powers under sub-Clause 8.2.2, in the case of a custodian or nominee (being a person treated as a professional adviser by virtue of section 47(3) of the Pensions Act and regulation 2(c) of the Administration Regulations), the terms may include:-

                  8.4.1 providing for the remuneration, protection and indemnity of that person;

                  8.4.2 authorising that person to enter into any transaction on behalf of the Trustees in which that person has a personal interest or interest in another fiduciary capacity including a sale of investments by that person to the Trustees or purchase of investments by that person from the Trustees;

                  8.4.3 authorising that person to hold and deal with assets comprised in the Fund together with assets comprised in other funds under the control of that person;

                  8.4.4 delegating to that person any of the powers of the Trustees relating or incidental to the safe custody of the Fund or the part concerned.

                          PART 5: SCHEME ADMINISTRATION

9        TRUSTEES' ADMINISTRATIVE POWERS

         9.1      SPECIFIC POWERS AND GENERAL POWER

                  In addition to the powers of administration and management conferred on them by law, the Trustees shall have the specific powers set out in the following sub-Clauses of this Clause. The Trustees shall also have general power to do or omit to do all such other acts, matters and things as may be necessary or desirable in order to administer and manage the Scheme and achieve its purpose, but this general power may not be exercised so as to avoid any requirement in any of the following sub-Clauses of this Clause to obtain the Principal Employer's approval or consent.

         9.2      APPOINTMENT OF ADDITIONAL ACCOUNT SIGNATORIES

                  The Trustees may:-

                  9.2.1 with the consent of the Principal Employer appoint any person to be an additional authorised signatory to any account which the Trustees may have with any bank or other person (including an investment manager) for the purpose of the Scheme;

                  9.2.2 provide that all or any payments or transfers out of such account shall not be made without the signature of such additional authorised signatory;

                  9.2.3 appoint any such additional authorised signatory on such terms as they think fit including terms defining the purpose of any such appointment and the duties and obligations to be imposed on such additional authorised signatory, and terms limiting the liability of, indemnifying, reimbursing and remunerating such additional authorised signatory; and

                  9.2.4 appoint a person to be an additional authorised signatory notwithstanding that he is a partner in any firm, or a director or employee of any company which advises or otherwise provides any other services to the Trustees and/or Principal Employer for the purpose of the Scheme.

         9.3      BANK ACCOUNTS

                  The Trustee shall have power:-

                  9.3.1    to open and operate such bank accounts;

                  9.3.2 to authorise such person or persons (whether or not Trustee) to do such acts, matters and things in respect of such bank accounts;

                  9.3.3 generally to give such mandates to their bankers in respect of such bank accounts;

                  in each case as they shall think fit, but consistently with their obligation under section 49 of the Pensions Act to keep any money received by them in a separate account kept by them at an institution authorised under the Banking Act 1987 except in prescribed circumstances (being at the date of this Deed the circumstances prescribed in regulation 11 of the Administration Regulations).

         9.4      BORROWING

                  The Trustees shall have power to obtain any credit facility and to borrow money in any currency from any person upon such terms and conditions (including as to interest, repayment and security as they shall think fit.

         9.5      COSTS AND EXPENSES

                  The Trustees shall have power in the execution of the trusts and the exercise of the powers and discretions conferred on them under the Scheme (and generally in the administration and management of the Scheme) to incur all such reasonable costs and expenses as they shall think fit. Payment of any such costs and expenses shall be made in accordance with Clause 14 of this Schedule.

         9.6      DEBTS AND CLAIMS

                  Without prejudice to section 15 of the Trustee Act 1925, the Trustees shall have power:-

                  9.6.1 to pay or allow any debt or claim on any evidence that they think sufficient;

                  9.6.2 to accept any composition or any security in respect of any debt or any claim;

                  9.6.3    to allow any time for payment of any debt; or

                  9.6.4 to compromise, compound, abandon, submit to arbitration or otherwise settle any debt or claim;

                  in each case on such terms and conditions as they shall think fit.

         9.7      DELEGATION

                  The Trustees shall have power to delegate the execution or exercise of all or any of the trusts, powers and discretions vested in them (whether by the trust Deeds or by law) as trustees of the Scheme to such person or persons for such period and generally on such terms and conditions (including authority to sub-delegate) as they shall think fit. Any such delegation may be revoked by the Trustees at any time.

         9.8      DONATIONS AND BEQUESTS

                  The Trustees shall have power to accept any donation or bequest from any person which is to be applied for any of the purposes of the Scheme and which may be accepted by them without prejudicing the Scheme's Approval.

         9.9      EMPLOYMENT OF STAFF AND AGENTS

                  The Trustees shall have power, instead of acting personally, to appoint or employ any person or persons as their agent or employee upon such terms and conditions as the Trustees shall think fit (except that nay remuneration to be paid to any such person shall be subject to approval by the Principal Employer) to do any act, matter or thing on their behalf in the administration and management of the Scheme.

         9.10     GUARANTEES AND INDEMNITIES

                  The Trustees shall have power with the prior written consent of the Principal Employer to give any guarantee or to become surety for, or to give any indemnity in respect of the payment of, any money owed by any person or the performance of any obligation or the discharge of any liability by any person; but this power must not be exercised in a manner which would contravene section 40 of the Pensions Act or regulations made under it.

         9.11     INSURANCE

                  The Trustees shall have power to take out the following insurance for the benefit of the Scheme for such amounts and upon such terms and conditions as they shall think fit (so that the premiums for such insurance shall be Scheme expenses and the proceeds of any such insurance shall be held by the Trustees upon the trusts of the Scheme):-

                  9.11.1 insurance against any loss of or damage to any assets of the Fund from any risk;

                  9.11.2 insurance against any loss or damage caused by any act or omission of the trustees or any of them, or any person appointed or employed by them or to whom they may have delegated the execution or exercise of any of the trusts, powers and discretions vested in them (in which case, for the avoidance of doubt, the insurance may be taken out on terms and conditions which include the waiver by the insurer of its rights of subrogation against the person or persons, including the Trustees, responsible for the act or omission);

                  9.11.3 insurance against the risk of the death of any Member or any other person upon whose death any benefits become payable from the Scheme; and

                  9.11.4 such other insurance as the Trustees may consider it desirable to take out for the benefit of the Scheme;

                  but this power is not exercisable in a manner which would contravene section 31 of the Pensions Act (having regard to sub-section (2) of that section) by enabling the Trustees to pay out of the assets of the Scheme any premium in respect of a policy of insurance where the risk is or includes the imposition of such a fine or the requirement to pay such a penalty as is mentioned in section 31(1) of this Pensions Act.

         9.12     LEGAL PROCEEDINGS

                  The Trustees shall have the following powers in respect of legal proceedings relating to the Scheme exercisable in each case as they shall think fit:-

                  9.12.1   to institute or defend any such proceedings;

                  9.12.2 to take and act upon the advice of any barrister or solicitor, or any other suitably qualified lawyer in any jurisdiction outside England and Wales; and

                  9.12.3 to do or omit to do in such proceedings all such acts, matters and things as may seem to them to be necessary or desirable (including compromising or settling any claim).

         9.13     PAYING AGENTS

                  The Trustees shall have power to appoint any of the Employers or any Authorised Insurance Company as their agent for the purpose of paying any pension or pensions which arise under the Scheme. The payment of any such pension by any such Employer or Authorised Insurance Company to the person or persons entitled to receive it shall be a complete discharge to the Trustees for the Trustees for the payment of the amount concerned.

         9.14     QUESTIONS AND MATTERS OF DOUBT

                  The Trustees shall have power (so far as the law permits):-

                  9.14.1 to determine whether or not any person is entitled to any payment or other benefit from the Scheme; and

                  9.14.2 generally to determine all questions and matters of doubt arising in connection with the Scheme.

         9.15     QUESTIONS OF FACT

                  In determining any question of fact the Trustees shall power to act upon such evidence or presumption as they shall think sufficient.

         9.16     REVENUE UNDERTAKINGS

                  The Trustees shall have power to give such undertakings to the Inland Revenue as may be required as a condition of the Scheme's Approval and such other undertakings in favour of the Inland Revenue as the Trustees shall think fit.

         9.17     SECURITY OVER ASSETS OF THE FUND

                  The Trustees shall have power to charge, mortgage, pledge or grant any other security over any of the assets of the Fund in order to secure:-

                  9.17.1   the repayment of any money borrowed by the Trustees;

                  9.17.2 the payment of any interest on, and any other sums payable by them in respect of, any money they may have borrowed; or

                  9.17.3 the discharge or performance of any liability or obligation incurred by the Trustees as a result of exercising their power under sub-Clause 9.10.

                  However, this power must not be exercised in a manner which would contravene section 40 of the Pensions Act or regulations made under it.

         9.18     SPECIALIST ADVICE

                  The Trustees shall have power to take and act upon advice from any person whom they consider to be suitably qualified to advise them in connection with the Scheme, including any accountant, actuary, banker, barrister, broker, investment adviser, medical practitioner, pensions consultant or solicitor. Such power must be exercised consistently with the requirements of Clauses 7 and 8 and the legislation referred to in them insofar as such person is a professional adviser for the purpose of those Clauses. Except where the person is a professional adviser for those purposes, the remuneration of the adviser must be approved by the Principal Employer.

         9.19     TAX

                  The Trustees shall have power:-

                  9.19.1 to pay any taxes or other fiscal impositions in any part of the world in respect of the Fund, any of the assets of the Fund, any income thereof or dealing therewith; and

                  9.19.2 before making any payment to any Member or other beneficiary of the Scheme or any Employer, to deduct any tax which is deductible therefrom and account for the same to the Inland Revenue.

         9.20     WITHHOLDING OR SUSPENDING PAYMENT OF BENEFITS

                  The Trustees shall have power to withhold or suspend the payment of any benefits under the Scheme until they are satisfied as to the entitlement to the benefit concerned of the Member or other person claiming to be entitled.

10.      ACCOUNTS, RECORDS AND AUDIT

         10.1     ACCOUNTS AND RECORDS

                  The Trustees shall keep such books and records as may be required by regulations made under section 49 of the Pensions Act (which at the date of this Deed are set out in Chapter III of Part III of the Administration Regulations). The Trustees may keep any other books or records as they may consider necessary or desirable for the proper administration of the Scheme.

         10.2     AUDITED ACCOUNTS

                  The Trustees' duty to obtain audited account for any Scheme year is limited to the duty imposed on them by regulations made under section 41 of the Pensions Act (being at the date of this Deed the Occupational Pension Schemes (Requirement to obtain Audited Accounts and a Statement from the Auditor) Regulations 1996 (SI 1996 No. 1975)), but the Trustees shall have power to obtain audited accounts for any other period as they shall think fit.

         10.3     DISCLOSURE OF INFORMATION TO AUDITOR

                  There shall be disclosed to the Auditor such information as is required to be disclosed by regulations made under section 47(9) of the Pensions Act (which as at the date of this Deed is set out in regulation 6 of the Administration Regulations).

11       PROVISION OF INFORMATION

         11.1     PROVISION OF INFORMATION AND DOCUMENTS BY THE TRUSTEES

                  The following provisions of this sub-Clause shall apply to the provision of information and documents by the Trustees:-

                  11.1.1 The Trustees' obligations to provide information and documents to Members is limited to their obligations under applicable legislation, in particular:-

                           (i) such information as may be prescribed by regulation made under section 113 of the Pension Schemes Act;

                           (ii) such documents as may be prescribed by regulations made under section 41 of the Pensions Act;

                           being at the date of this Deed the information and documents prescribed in the Disclosure Regulations.

                  11.1.2 The Trustees' obligations to provide information and documents to the Scheme's professional advisers is limited to their obligations imposed by regulations made under section 47(9)(b) of the Pensions Act (being at the date of this Deed regulation 6(3) of the Administration Regulations).

                  11.1.3 The Trustees may provide such other information and documents as they may think fit.

         11.2     PROVISION OF INFORMATION BY EMPLOYERS

                  The Employers' obligations to provide information to the Trustees is limited to their obligations imposed by regulations made under section 47(9)(a) of the Pensions Act (being at the date of this Deed regulation 6(1) and (2) of the Administration Regulations).

         11.3     PROVISION OF INFORMATION BY MEMBERS AND OTHERS

                  Every Member and every other person entitled or claiming to be entitled to any benefit under the Scheme shall provide the Trustees with all such information and documents as they may require:-

                  11.3.1 in order to enable them to determine the entitlement of any person to any benefit under the Scheme (including any birth, marriage or death certificate); or

                  11.3.2 for the administration of the Scheme (including his residential address and details of any bank account into which he wishes his benefits from the Scheme to be paid).

12       OTHER MISCELLANEOUS PROVISIONS

         12.1     PROTECTION OF THIRD PARTIES: (A) RECEIPTS

                  By way of modification of section 14(1) of the Trustee act 1925, the written receipt of the Trustees or any of them (or any person or persons authorised by the Trustees to give receipts) for any money, securities or other personal property or effects paid, transferred or delivered to them or him or to their or his order shall be a sufficient discharge to the person paying, transferring or delivering the same and shall effectually exonerate him from seeing to the application or being answerable for any loss or misapplication thereof.

                  As provided in section 14(2)(a) of the Trustee Act 1925, this sub-Clause does not enable a sole Trustee to give a valid receipt for the proceeds of sale or other capital money arising under a trust for sale of land unless the Trustee is a trust corporation.

         12.2     PROTECTION OF THIRD PARTIES: (B) PURCHASERS AND LENDERS

                  By way of modification of section 17 of the Trustee Act 1925, no purchaser or lender (whether or not a mortgagee) who pays or advances money pursuant to a transaction purportedly entered into under any trust or power vested in the Trustees shall be concerned to see that such money is required for the purposes of the Scheme, or that no more than is required for such purposes is raised, or otherwise as to the application thereof.

         12.3     NOTICES

                  Any notice to be served pursuant to any of the provisions of the Trust Deeds shall be duly served:-

                  12.3.1 in the case of service on any of the Employers: if it is delivered or sent by post to the Employer's registered office (if it is a company) or to its principal place of business (if it is not a company);

                  12.3.2 in the case of a Trustee who is an individual: if it is delivered or sent by post to him at his usual place of work if he is employed by one of the Employers or, if he is not, to his usual residential address or such address as he may have notified the Principal Employer to be his address for the service of notices;

                  12.3.3 in the case of service on a Trustee which is a company: if it is delivered or sent by post to its registered office.

         12.4     TERMINATION OF EMPLOYMENT

                  Nothing in the Trust Deeds:-

                  12.4.1 shall in any way restrict the right of any Employer to terminate the Service of any Member who is its employee; or

                  12.4.2 shall be used in aggravation of damages in any action, counterclaim or suit brought by any such Member against the Employer in respect of the termination of his Service.

         12.5     RESOLUTION OF DISPUTES

                  Section 50 of the Pensions Act and regulations made under it, being at the date of this Deed the Occupational Pension Schemes (Internal Dispute Resolution Procedures) Regulations 1996 (SI 1996 No 1270), require Trustees to secure that arrangements for the resolution of disagreements between, on the one hand, the Trustees and, on the other hand, the Members and other person prescribed in regulation 2(1) of those Regulations about matters in relation to the Scheme are made and implemented.

                                PART 6: THE FUND

13       CONTRIBUTIONS TO THE FUND

         13.1     MEMBERS' CONTRIBUTIONS

                  The contributions payable by Members to the Fund shall be determined pursuant to Rule 3 in Schedule 3.

         13.2     EMPLOYERS' CONTRIBUTIONS: (A) AMOUNT AND PAYMENT INTERVALS

                  The Employers shall pay contributions to the Scheme on such basis and at such intervals as shall be determined by the Trustees and the principal Employer, having taken advice from the Actuary, to be required (after taking account of compulsory contributions payable by the members) in order to enable the Trustees to provide the benefits payable under the Scheme.

                  Once a minimum funding valuation has been made under section 57 of the Pensions Act and the MFR Regulations, such contributions shall be payable in accordance with the Schedule of Contributions.

                  Without prejudice to the generality of the foregoing, any Employer may be required to pay contributions to the Scheme of any amount or at any rate determined by the Trustees and the Principal Employer, having taken advice from the Actuary, to take account of any increase in the benefits payable to any member employed or formerly employed by the Employer in question resulting from any action of that Employer.

         13.3     EMPLOYERS' CONTRIBUTIONS: (B) TERMINATION

                  Any Employer may at any time elect to terminate its obligation to pay contributions to the Scheme by giving not less than one month's notice to that effect to the Trustees (or shorter period as the trustees may agree to accept). Upon the expiry of such notice:-

                  13.3.1 if the Employer is a Participating Employer its participation in the Scheme shall terminate in accordance with sub-Clause 6.10.4; and

                  13.3.2 if the Employer is the Principal Employer the Scheme shall terminate in accordance with Clause 25.

14       SCHEME EXPENSES

         14.1     PAYMENT OUT OF FUND

                  Unless the Principal Employer and the Trustees agree to otherwise pursuant to sub-Clause 14.2, all costs and expenses incurred by the trustees in accordance with sub-Clauses 4.1 and 9.4 (including all costs and expenses incurred by any person on behalf of the Trustees with the Trustees' approval) shall be paid by them out of the Fund.

         14.2     PAYMENT BY EMPLOYERS

                  The Principal Employer and the Trustees may from time to time agree that all or any of the costs and expenses referred to in sub-Clause 14.1 shall, instead of being paid out of the Fund, be paid by the Employers. In that case they shall be paid by the Employers in such proportions as the Principal Employer may from time to time determine. Once a minimum funding valuation has been made under section 57 of the Pensions Act and the MFR Regulations, any such payments in respect of expenses shall be made in accordance with the Schedule of Contributions.

15       INVESTMENT OF THE FUND

         15.1     RETENTION OF MONIES IN BANK ACCOUNT ETC

                  The Trustees may retain such of the Fund as they decide in any currency in any current or deposit account with any bank or other financial institution, but consistently with their obligation under section 49 of the Pensions Act to keep any money received by them in a separate account kept by them at an institution authorised under the Banking Act 1987 except in prescribed circumstances (being at the date of this Deed the circumstances prescribed in regulation 11 of the Administration Regulations).

         15.2     POWER OF INVESTMENT

                  Subject to the exercise of their power under sub-Clause 15.1, the Trustees shall invest the Fund and in doing so they shall have the same full and unrestricted powers of investment as if they were absolutely and beneficially entitled to the Fund except that they must comply with the restrictions on investment in employer-related assets prescribed pursuant to section 40 of the Pensions Act (being at the date of this Deed the restrictions prescribed in The Occupations Pension Schemes (Investment) Regulations 1996 (SI 1996 No. 3127)).

         15.3     ANCILLARY INVESTMENT POWERS

                  The Trustees' power of investment includes the power:-

                  15.3.1 to convert, sell, transpose o vary or grant rights in respect of any of the assets of the Fund;

                  15.3.2 to exercise or refrain from exercising any rights attached to or arising from any of the assets of the Fund;

                  15.3.3 to lend any person on such terms as they shall think fit, any of the assets of the Fund and any document constituting, evidencing or representing any such asset;

                  15.3.4 to enter into any futures or options contract, any underwriting or sub- underwriting contract or any other contract (whether similar to or different from the foregoing) which the Trustees consider it appropriate to enter into for or in connection with the investment of the Fund; and

                  15.3.5 to do or refrain from doing anything else (whether similar to or different from the above) in relation to the assets of the Scheme which they consider to be for the benefit of the Scheme.

         15.4     POOLED INVESTMENTS

                  The Trustees shall have power to pool the assets of the Fund, or any of them, with the assets of any other retirement benefits scheme which is approved under Chapter 1 of Part XIV of the Taxes Act and in which any of the Employers participates, in any common investment fund which satisfies the requirements of the Inland Revenue, upon such terms and conditions as the trustees shall think fit.

         15.5     COMPLIANCE WITH LEGAL REQUIREMENTS

                  In relation to the invest of the Fund, the Trustees are required to comply with:-

                  15.5.1   section 191 of the Financial Service Act 1986; and

                  15.5.2   the following sections of the Pensions Act, namely
                           section 33, 34 and section 35, unless that section does not apply to the Scheme by virtue of regulations made under it, and section 36;

                  as well as with the general law concerning the investment of trust assets.

         15.6     APPOINTMENT OF FUND MANAGER

         The following provisions apply where the Trustees appoint a Fund manager as one of the Scheme's professional advisers in accordance with the requirements of section 47 of the Pensions Act and Clauses 7 and 8 in this Schedule.

                  15.6.1 The Trustees shall have power to delegate to the Fund Manager the management of the whole or any part of the Fund including any discretion of the Trustees to make any decision about investments. If giving effect to the decision would constitute carrying on investment business in the United Kingdom (within the meaning of the Financial Services Act 1986) then (as required by section 34(3) of the Pension Act, having regard to section 34(5)(b)) the Fund Manager must fall, or be treated as falling, within any of paragraphs (a) to (c) of section 191(2) of the Financial Services Act 1986.

                  15.6.2 The Trustees' responsibility for the act or default of any Fund Manager shall be determined in accordance with section 34(4) if the Pensions Act, whether or not the discretion delegated to him is such that giving effect to the investment decision would constitute carrying on investment business in the United Kingdom (within the meaning of the Financial Service Act 1986).

                  15.6.3 The Fund Manager is required to exercise in accordance with section 36(2) of the Pensions Act any discretion which the Trustees have delegated to him to make any decision about investments.

                  15.6.4 The Fund Manager is required by section 36(5) of the Pension Act, to exercise his powers of investment with a view to giving effect to the principles contained in the statement of investment principles under section 35 of the Pensions Act, so far as reasonably practicable.

16       SAFE CUSTODY OF THE FUND

         16.1     TRUSTEES' DUTY TO SAFEGUARD ASSETS

                  The Trustees shall take such steps as they may consider to be necessary or desirable in order to safeguard the assets of the Fund.

         16.2     APPOINTMENT OF CUSTODIANS AND NOMINEES

                  Subject to sub-Clause 16.3, the Trustees may appoint any person whom they consider to be suitably qualified for the purpose to act as custodian or nominee in respect of the whole or any part of the Fund upon such terms as the Trustees shall think fit.

         16.3     PROFESSIONAL ADVISER REQUIREMENTS

                  By virtue of sections 47(3)(a) and 47(4)(c) of the Pensions Act and regulation 2(c) of the Administration Regulations any person appointed to exercise the function of custody of cash, securities and any documents of title to the assets of the Scheme is a professional adviser whose appointment must comply with section 47 of the Pensions Act as provided for in Clauses 7 and 8 if this Schedule.

17       SURPLUSES AND DEFICITS

         17.1     TRUSTEES' DUTY TO OBTAIN ACTUARIAL VALUATIONS

                  The Trustee's duty to obtain actuarial valuations of the Scheme's assets in relation to its liabilities is limited to their duty under the following legislation, to the extent that it applied to the Scheme, namely:-

                  17.1.1 Schedule 22 of the Taxes Act and regulations made under it (being at the date of this Deed the Pension Scheme Surpluses (Valuation) Regulation 1987 (SI 1987 No 412); and

                  17.1.2 sections 41 and 57 of the Pensions Act and regulations made under them (being at the date of this Deed the MFR Regulations).

         17.2     TRUSTEES' POWER TO OBTAIN ACTUARIAL VALUATIONS

                  In addition, the Trustees shall have power to obtain an actuarial valuation prepared by the Actuary as at such date, on such basis, and for such purpose as the Trustees shall think fit.

         17.3     SURPLUS REVEALED BY ACTUARIAL VALUATION

                  If any actuarial valuation obtained by the Trustees reveals that as at the effective date of such valuation the value of the Scheme's assets exceeds the value of its liabilities:-

                  17.3.1 to the extent (if any) that the excess is such that the Trustees are required to submit to the Inland Revenue in accordance with Schedule 22 to the Taxes Act proposal for reducing or eliminating it, then the Trustees, having considered any recommendations made by the Actuary, shall submit such proposals as are consistent with the provisions of Schedule 22 as the Principal Employer shall approve, and shall carry them out once approved by the Inland Revenue; and

                  17.3.2 to the extent that the excess is not such that the Trustees are required to submit to the Inland Revenue in accordance with Schedule 22 to the Taxes Act proposals for reducing or eliminating it, then except insofar as the Trustees and the Principal Employer agree otherwise, the excess shall be applied in reducing the contributions to be paid by the Employers under sub-Clause 13.2 over such period as the Trustees and the Principal Employer shall decide, having taken advice from the Actuary including as to the certification by the Actuary of the adequacy of the contributions in accordance with the MFR Regulations.

         17.4     DEFICIT REVEALED BY ACTUARIAL VALUATION

                  If any actuarial valuation obtained by the trustees reveals that as at the effective date of such valuation the value of the Scheme's assets falls short of the value of its liabilities, then:-

                  17.4.1 to the extent that the shortfall constitutes serious underprovision for the purpose of section 60 of the Pensions Act, the Employers are required to secure an increase in the value of the Scheme's assets in accordance with that section; and

                  17.4.2 to the extent that the shortfall does not constitute serious underprovision for the purpose of that section, it shall be taken into account in determining the contributions to be paid by the Employers pursuant to sub-Clause 13.2 except insofar as the Trustees and the Principal Employer agree otherwise.

                     PART 7: TRANSFERS TO AND FROM THE FUND

18.      ACCEPTANCE OF TRANSFER PAYMENTS

         18.1     POWER TO ACCEPT TRANSFER PAYMENTS

                  The Trustee shall have power,. subject to and in accordance with the provisions of this Clause, with the consent of the Principal Employer (which may be given generally or in any specific case), to accept a transfer payment in respect of the accrued benefits of any Member or any group of Members under any other scheme or arrangement from which transfers may be made to the Scheme.

         18.2     INLAND REVENUE REQUIREMENTS

                  The Trustees must not accept a transfer payment if to do so would prejudice the Scheme's Approval. The Trustees may without prejudicing the Scheme's Approval accept transfer payments from any of the following:-

                  18.2.1 a retirement benefits scheme (including a free-standing additional voluntary contribution scheme) approved or for which approval is being sought under Chapter I of Part XIV of the Taxes Act;

                  18.2.2 a personal pension scheme approved or for which approval is being sought under Chapter IV of Part XIV of the Taxes Act;

                  18.2.3   a relevant statutory scheme within the meaning of
                           section 611A of the Taxes Act;

                  18.2.4 a retirement annuity contract approved under Chapter III of Part XIV of the Taxes Act;

                  18.2.5   an annuity contract approved for the purposes of
                           section 431(4)(d) or (e) or 591(2)(g) of the Taxes
                           Act;

                  18.2.6 a superannuation fund approved before 6 April 1980 to which section 608 if the Taxes Act applies.

                  For the purposes of sub-Clauses 18.2.1 and 18.2.2, the Trustees may only accept a transfer payment from a retirement benefits scheme or a personal pension scheme for which approval is being sought under Chapters I or IV of Part XIV of the Taxes Act if the Inland Revenue have given specific authority for the transfer payment to be made.

         18.3     CONTRACTING-OUT REQUIREMENTS

                  The Trustees may accept a transfer payment in relation to Contracted-out Benefits in the circumstances and subject to the conditions set out in the following section of the Pension Schemes Act, and regulations made under them:-

                  18.3.1 in the case of Guaranteed Minimum Pensions, section 20 and the Contracting-out Transfer Regulations;

                  18.3.2 in the case of Protected Rights, section 28 and the Protected Rights Transfer Regulations; and

                  18.3.3 in the case of Section 9(2B) Rights, section 12C and the Contracting-out Transfer Regulations.

         18.4     SCHEME BENEFITS IN RETURN FOR TRANSFER PAYMENTS

                  In return for the making to them of a transfer payment which they are permitted to accept in accordance with sub-Clause 18.1, the Trustees shall have power to grant the Member or Members concerned such additional or new benefits under the Scheme as they (after consultation with the Acutuary and with the Principal Employer's agreement) shall determine, except that they must comply with the Contracting-out Requirements referred to in sub-Clause 18.3 when granting benefits in respect of any transfer payment which represents of consists of Contracted-out Benefits.

         18.5     INFORMATION TO BE OBTAINED IN RESPECT OF TRANSFER PAYMENTS

                  Before accepting any transfer payment pursuant to this clause, the trustees shall ascertain from the trustees or administrators of the other scheme or arrangement:-

                  18.5.1 the amount (if any) of the transfer payment which represents the Member's contributions to the other or any previous scheme or arrangement;

                  18.5.2 the maximum amount of the transfer payment which the member may take as benefit in the form of a cash lump sum;

                  18.5.3 the period (if any) in which the Member will be treated as having been employed in linked qualifying service (within the meaning of section 179 of the Pensions Schemes Act) under another scheme as a result of the making of the transfer payment to the Scheme; and

                  18.5.4 if the transfer payment represents or consists of Contracted-out Benefits, such information as they may require in order to comply with the Contracting-out Requirements referred to in sub-Clause 18.3 in relation to those rights.

         18.6     TRANSFERRED-IN MEMBERS' CONTRIBUTIONS

                  For the purpose of determining the benefits payable to or in respect of the Member upon leaving Pensionable Service otherwise than on retirement, the amount (if any) of any transfer payment accepted by the Trustees pursuant to this Clause which represents the Member's contributions to the other or any previous scheme or arrangement shall be treated as the Member's contributions to the Scheme.

         18.7     TRANSFER OF ASSETS

                  The Trustees shall have power to accept a transfer payment under this Clause in the form of money or a transfer of other assets, or a combination of each. Accordingly references in this Clause to a transfer payment include references to a transfer of other assets and references to the amount f any transfer payment include references to the value of any such other assets.

19       MAKING TRANSFER PAYMENTS

         19.1     POWER TO MAKE TRANSFER PAYMENTS

                  The Trustees shall have power, subject to and in accordance with the provisions of this Clause, to make a transfer payment to the trustees or administrators of another occupational pension scheme or a personal pension scheme in relation to the benefits accrued under the Scheme to or in respect of any Member.

         19.2     INLAND REVENUE REQUIREMENTS

                  A transfer payment pursuant to sub-Clause 19.1 may only be made to:-

                  19.2.1 a retirement benefits scheme (excluding a free-standing additional voluntary contribution scheme) approved or for which approval is being sought under Chapter I of Part XIV of the Taxes Act;

                  19.2.2 a personal pension scheme approved or for which approval is being sought under Chapter IV of Part XIV of the Taxes Act;

                  19.2.3   a relevant statutory scheme within the meaning of
                           section 611A of the Taxes Act;

                  19.2.4 such other scheme or arrangement (including an overseas scheme) to which Inland Revenue may permit a transfer payment to be made form the Scheme.

                  For the purpose of sub-Clauses 19.2.1 and 19.2.2, the trustees may only make a transfer payment to a retirement benefits scheme or a personal pension scheme for which approval is being sought under Chapter I or IV of Part XIV of the Taxes Act if (a) the Inland Revenue have given specific authority for the transfer payment to be made, or (b) the documents of the receiving scheme expressly name the Scheme as one from which transfers may be accepted.

         19.3     CONTRACTING-OUT REQUIREMENTS

                  The Trustees may make a transfer payment pursuant to this clause in relation to contracted-out Benefits in the circumstances and subject to the conditions set out in the following sections of the Pension Schemes Act and regulations made under them:-

                  19.3.1 in the case of Guaranteed Minimum Pensions, section 20 and the Contracting-out Transfer Regulations; and

                  19.3.2 in the case of Section 9(2B) Rights, section 12C and the Contracting-out Transfer Regulations.

         19.4     PRESERVATION REQUIREMENTS

                  Where a Member's Pensionable Service terminates prior to Normal Pension Age and he is entitled to Short Service Benefit then the Benefits accrued under the Scheme to or in respect of him may only be transferred:-

                  19.4.1   to:-

                           (a) another occupational pension scheme with a view to the acquisition for the Member of transfer credits (as defined in section 181 of the Pension Schemes Act) under the other scheme; or

                           (b) a personal pension scheme or a self-employed pension arrangement (both as defined in section 181 of the Pension Schemes Act) with a view to acquiring rights for the Member under the rules of the scheme or arrangement; and

                  19.4.2 with the Member's consent (except that the member's consent shall not be required in the circumstances mentioned in regulation 12(1) of the Preservation Regulations or in such other cases (if any) as may be prescribed pursuant to section 73(4)(b) of the Pension Schemes Act).

         19.5     EFFECT OF MEMBER EXERCISING RIGHT TO CASH EQUIVALENT

                  Where a Member (being a Member whose Pensionable Service terminated at least one year before Normal Pension Age):-

                  19.5.1 has acquired a right under section 94 of the Pension Schemes Act to the cash equivalent of the benefits which have accrued to or in respect of him under the Scheme;

                  19.5.2 has not lost that right in accordance with section 98 of the Pension Schemes Act;

                  19.5.3 has made an application in writing to the Trustees under section 95 of the Pension Schemes Act requiring them to use the cash equivalent in accordance with section 95(2)(a) or (b); and

                  19.5.4   has not withdrawn that application in accordance with
                           section 100 of the Pension Schemes Act; the transfer payment must comply with the requirements of Chapter IV of Part IV of the Pension Schemes Act.

         19.6     MEMBER'S CONSENT TO TRANSFER-OUT

                  The Member's consent to the transfer in accordance with this Clause of the benefits accrued to and in respect of him under the Scheme shall only be required:-

                  19.6.1 if his Pensionable Service terminates prior to Normal Pension Age;

                  19.6.2   if he is entitled to Short Service Benefit;

                  19.6.3 if the exception mentioned in sub-Clause 19.4.2 does not apply;

                  19.6.4 if the circumstances mentioned in sub-Clause 19.5 have not arisen or no longer prevail; and

                  19.6.5 in the case if the transfer of Contracted-out Benefits, to the extent required by the Contracting-out referred to in sub-Clause 19.3.

         19.7     AMOUNT TO BE APPLIED IN MAKING TRANSFER PAYMENT

                  The amount of any transfer payment to be made pursuant to this clause shall be equal to the cash equivalent, calculated in accordance with section 97 of the Pension Schemes Act, of the benefits accrued to and in respect of the Member under the Scheme or, subject to sub-Clause 19.5 if applicable, such other amount as the trustees, with the consent of the Principal Employer, shall decide

         19.8     BULK TRANSFERS

                  Where the Trustees propose to make transfer payments simultaneously in respect of more than one Member or other person entitled to benefits under the Scheme, sub-Clause 19.7 shall apply so that those transfer payments may be calculated in the aggregate.

                  Where the pursuant to the sub-Clause any transfer payments are to be calculated in the aggregate, the Trustees shall have power to make the aggregate transfer payment in such installments and at such times as they may agree with the Principal Employer.

         19.9     RELIANCE ON ACTUARY'S ADVICE

                  The Principal Employer and the Trustees may rely on the advice of the Actuary as to any amount to be calculated for the purposes of sub-Clauses 19.7 and 19.8.

         19.10    BENEFITS UNDER THE OTHER SCHEME: (A) TRANSFER WITH CONSENT

                  Where a transfer payment is made by the Trustees:-

                  19.10.1 pursuant to this Clause and with the consent of the Member whose benefits are transferred, or

                  19.10.2  upon an application made by the Member pursuant to section 95 of the Pensions Schemes Act,

                  the Member alone shall be responsible for agreeing with the trustees or managers of the receiving scheme the benefits to be granted under the receiving scheme in respect of the transfer payment, and the Trustees shall have no obligation to see to the application of the transfer payment by those trustees or managers.

         19.11    BENEFITS UNDER THE OTHER SCHEME: (B) TRANSFER WITHOUT CONSENT

                  Where the Trustees propose to make a transfer payment:-

                  19.11.1 pursuant to this Clause but without the consent of the Member whose benefits are to be transferred, and

                  19.11.2 otherwise than upon an application made by the Member pursuant to section 95 of the Pension Schemes Act,

                  then before making the transfer payment the Trustees shall satisfy themselves that the transfer credits to be acquired for the Member under the receiving scheme are not less than equal in value to the rights to be transferred, for which purpose they shall be entitled to rely on the advice of the Actuary (but without prejudice to the requirements of regulation 12 of the Preservation Regulations in the case of any member who has left Pensionable Service before his Normal Pension Age and is entitled to Short Service Benefit).

         19.12    DISCHARGE OF TRUSTEES ON TRANSFER OUT

                  The making of a transfer payment in accordance with this Clause discharges the Trustees from their liability to provide the benefits to which the transfer payment relates. The Trustees' discharge under this sub-Clause is without prejudice, but in addition, to the statutory discharge contained in section 99(1) of the Pension Schemes Act where a transfer payment is made in accordance with Chapter IV of Part IV of the Pension Schemes Act.

         19.13    POWER TO TRANSFER OUT FOLLOWING DEATH OF A MEMBER

                  Where as a result of the death of any Member any other person is entitled to benefits under the Scheme, the Trustees' powers under this Clause shall apply to the benefits accrued to any such person in the same manner and subject to the same restrictions as they do to benefits accrued to and in respect of any Member except as regards any statutory provisions which apply to the Member but not to any such other person..

         19.14    TRANSFERS OF ASSETS

                  The Trustees shall have power to make a transfer under this Clause by making a payment of money or a transfer of other assets, or a combination of each. Accordingly references in this Clause to a transfer payment include references to a transfer of other assets and references to the amount of any transfer payment include references to the value of any such other assets.

         19.15    MERGER WITH ANOTHER SCHEME

                  The Trustees may exercise their powers under this Clause so as to merge the Scheme with another retirement benefits scheme by paying and/or transferring to the trustees or managers of the other scheme the whole of the assets of the Scheme subject to and in accordance with the following:-

                  19.15.1 Before making any payment or transfer pursuant to this sub-Clause the Trustees shall have power to set aside and retain such sums as they may reasonably require:-

                           (1) in order to give effect to any outstanding application made by a Member under section 95 of the Pension Schemes Act concerning the use of a cash equivalent;

                           (2) in order to pay any costs and expenses payable by them out of the Fund;

                           (3) in order to pay any tax for which they are accountable to the Inland Revenue; and

                           (4) as a reserve against any other liability they may have incurred.

                  19.15.2 Instead of exercising the powers conferred on them by sub-Clause 19.15.1 either at all or to their fullest extent, the Trustees may (but shall not be bound to) rely on an indemnity in their favour from the trustees of the other scheme, any or all of the Employers or any other person in respect of any or all of the costs, expenses, tax or liabilities to which sub-Clause 19.15.1 applies.

                  19.15.3 Upon completing the payment and/or transfer to the trustees or managers of the other scheme of the whole of the assets of the Scheme (after setting aside such sums as they may decide to retain pursuant to sub-Clause 19.15.1), the Trustees shall be discharged from their liability to provide any pension or other benefit for or in respect of any person.

20       BUYING OUT BENEFITS

         20.1     POWER TO BUY OUT

                  The Trustees shall have power, subject to and in accordance with the provisions of this Clause, to buy out the benefits accrued under the Scheme to and in respect of any Member:-

                  20.1.1 by entering into or taking out in the name of the Member with an Authorised Insurance Company an annuity contract or insurance policy by which such benefits are secured; or

                  20.1.2 by transferring to the Member the benefit of any annuity contract or insurance policy with an Authorised Insurance Company which is already held by the Trustees as an asset of the Scheme for the provision of such benefits.

         20.2     BENEFITS TO BE PROVIDED ON BUYING OUT

                  In exercising their power under sub-Clause 20.1, the Trustees shall have discretion to secure benefits which are:-

                  20.2.1 the same as those accrued to or in respect of the Member under the Scheme; or

                  20.2.2 different from the accrued benefits in such ways and to such extent as they shall think fit (in which case sub-Clauses 20.3 and 20.7.2 apply for the protection of the Member).

         20.3     AMOUNT TO BE APPLIED IN BUYING OUT

                  When buying out any benefits pursuant to sub-Clause 20.1.1 the Trustees shall have power to pay to the Authorised Insurance Company concerned such sum as may be needed for the purpose.

                  If the benefits to be secured by the annuity contract or insurance policy to be entered into or taken out pursuant to sub-Clause 20.1.1 are different from the accrued benefits under the Scheme, the Trustees must be reasonably satisfied that the payment made to the Authorised Insurance Company concerned in order to buy out the accrued benefits is at least equal to the value of the accrued benefits (in determining which they may rely on advice from the Actuary).

         20.4     INLAND REVENUE REQUIREMENTS

                  Every annuity contract or insurance policy to which sub-Clause
                  20.1.1 applies:-

                  20.4.1 shall be in a form approved for the purposes of sections 431(4)(d) or (e) or 592 (2)(g) of the Taxes Act:-

                  20.4.2 shall contain such provisions as may be necessary in order to satisfy the requirements of the Inland Revenue in relation to such contracts or policies; and

                  20.4.3 may contain such provisions as the Inland Revenue may permit.

                  Every annuity contract or insurance policy to which sub-Clause
                  20.1.2 applies shall, when its benefit is transferred to the Member, be endorsed so that it satisfies the requirements of the Inland Revenue in relation to such contracts or policies.

         20.5     CONTRACTING-OUT REQUIREMENTS

                  The buy-out pursuant to this Clause of Contracted-out Benefits in respect of any Member must comply with the following sections of the Pension Schemes Act and regulations made under them:-

                  20.5.1 in the case of Guaranteed Minimum Pensions, section 19; and

                  20.5.2   in the case of Section 9(2B) Rights, section 12C.

         20.6     PRESERVATION REQUIREMENTS

                  Where a Member's Pensionable Service terminates prior to Normal Pension Age and he is entitled to Short Service Benefit, the benefits accrued to and in respect of him under the Scheme may only be bought out by means of a transaction which complies with section 81 of the Pension Schemes Act and which:-

                  20.6.1 if benefits the same as those required to constitute Short Service Benefit are being secured, satisfies the requirements of regulation 6(2) of the Preservation Regulations; or

                  20.6.2 if benefits different from those required to constitute Short Service Benefit are being secured, satisfies the requirements of regulation 9 of the Preservation Regulations.

         20.7     MEMBER'S CONSENT TO BUY-OUT

                  The consent of a Member to the buy-out pursuant to this Clause of the benefits accrued to and in respect of him under the Scheme shall only be required:-

                  20.7.1 if he is a Member who left Pensionable Service with an entitlement to Short Service Benefit;

                  20.7.2 if by virtue of section 73(2) of the Pension Schemes Act and regulation 9 of the Preservation Regulations, benefits different from those required to constitute Short Service Benefit are being secured, but regulation 9(4) of the Preservation Regulations does not apply so as to allow the buy-out to be effected without the Member's consent; and

                  20.7.3 in the case of the buy-out of the Member's Contracted-out Benefits, to the extent required by the Contracting-out Requirements referred to in sub-Clause 20.5.

         20.8     DISCHARGE OF TRUSTEES ON BUYING OUT

                  The buy-out in accordance with this Clause of the benefits accrued to and in respect of a Member under the Scheme discharges the Trustees from their liability to provide those benefits for and in respect of any person.

                  in the case of the buy-out in accordance with this Clause of the benefits accrued to and in respect of a Member who leaves Pensionable Service with an entitlement to Short Service Benefit, the provisions of this sub-Clause are additional and without prejudice to the provisions of section 81 of the Pension Schemes Act.

         20.9     EFFECT OF MEMBER EXERCISING RIGHT TO CASH EQUIVALENT

                  Where a Member (being a Member whose Pensionable Service terminates at least one year before his Normal Pension Age):-

                  20.9.1 has acquired a right under section 94 of the Pension Schemes Act to the cash equivalent of the benefits which have accrued to or in respect of him under the Scheme;

                  20.9.2 has not lost that right in accordance with section 98 of the Pension Schemes Act;

                  20.9.3. has made an application in writing to the Trustees under section 95 of the Pension Schemes Act requiring them to use the cash equivalent in accordance with section 95(2)(c); and

                  20.9.4   has not withdrawn that application in accordance with
                           section 100 of the Pension Schemes Act;

                  the buy-out must comply with Chapter IV of Part IV of the Pension Schemes Act.

         20.10    POWER TO BUY OUT FOLLOWING DEATH OF A MEMBER

                  Where as a result of the death of any Member any other person is entitled to benefits under the Scheme, the Trustees' powers under this Clause shall apply to the benefits accrued to any such other person in the same manner and subject to the same restrictions as they do to benefits accrued to and in respect of any Member except as regards any statutory provisions which apply to the Member but not to any such other person.

                          PART 8: PROVISION OF BENEFITS

21       AUGMENTATION: ADDITIONAL OR NEW BENEFITS

         21.1     REQUEST FROM EMPLOYERS FOR AUGMENTATION

                  Any Employer may request the Trustees to grant additional or new benefits under the Scheme for or in respect of any of its employees or former employees whether or not the employee or former employee concerned is already a Member. The Principal Employer may make such a request in relation to any of the Members.

         21.2     TRUSTEE'S POWER OF AUGMENTATION

                  The Trustees shall have power to grant any benefits to which a request made pursuant to sub-Clause 21.1 relates, subject to the following conditions:-

                  21.2.1   the benefits do not exceed Revenue Limits;

                  21.2.2 the Employer which makes the request enters into such arrangements (if any) with the Trustees as the Trustees may require and the Principal Employer may approve in order to fund the increase in the value of the liabilities of the Scheme resulting from the grant of the benefits.

22       TRUSTEES' DISCRETION AS TO LUMP SUM DEATH BENEFITS

         22.1     INTERPRETATION

                  For the purpose of this Clause the expression "Discretionary Beneficiaries" means in relation to a Member:-

                  (1) the Member's spouse or any ancestor or descendant (however remote the relationship) of the Member or of his spouse and the spouse of any such ancestor or descendant;

                  (2) any brother or sister of the Member or of his spouse (whether of the whole or half-blood) and any descendant or any such brother or sister and the spouse of any such brother or sister or of any such descendant of any such brother or sister;

                  (3) any step-brother or step-sister of the Member or of his spouse and any descendant of any such step-brother or step-sister and the spouse of any such step-brother or step-sister or of any such descendant of any such step-brother or step-sister;

                  (4) any uncle or aunt of the Member or of his spouse and any descendant of any such uncle or aunt and the spouse of any such uncle or aunt or of any such descendant of any such uncle or aunt;

                  (whether or not, in any of cases (1) to (4) above the Member was or was not liable for (or to contribute to) their maintenance or support and including any such person related by adoption);

                  (5) any other natural person who in the Trustees' opinion has been dependent or partly dependent on the Member for maintenance or support;

                  (6) any person (whether or not a natural person) entitled to any interest in the Member's estate under any testamentary disposition made by him and in respect of which a grant of representation has been obtained; and

                  (7) any nominee (who or which may be an individual, a charity or an association or a body corporate) of the Member whom he wishes to be treated as a Beneficiary for the purposes of the Scheme and whose name and address the Member has notified to the Trustees in writing.

                  For the purpose of this sub-Clause 22.1:-

                  (1) "spouse" includes wife, husband, widow, widower and any former wife or husband and a person with whom the Member (or other relevant person) has gone through any lawful ceremony of marriage;

                  (2)      "descendant" includes step-children; and

                  (3) the class of Beneficiaries shall be closed at the Member's death except that it shall include persons then conceived who, if born, would have been Beneficiaries.

         22.2     TRUSTEES' DISCRETION

                  Any lump sum payable as a result of the death of any Member and expressed to be payable in accordance with this Clause shall be held by the Trustees as follows:-

                  22.2.1 The Trustees shall have power to pay or apply the whole or any part or parts of such lump sum to or for the benefit of all or any one or more of the deceased Member's Discretionary Beneficiaries in such manner as the Trustees shall in their absolute discretion think fit.

                  22.2.2 Without prejudice to the generality of the power conferred on them by sub-Clause 22.2.1, the Trustees shall have power to apply the whole or any part or parts of the lump sum by settling it upon such trusts and with and subject to such powers and provisions and generally in such manner for the benefit of all or such one or more of the deceased Members' Discretionary Beneficiaries as the Trustees shall think fit (including trusts and powers of a discretionary character, powers and provisions concerning the appointment, remuneration and protection of trustees, and powers and provisions of an administrative character, but having regard to the rules of law relating to perpetuities).

                  22.2.3 in exercising their powers under sub-Clauses 22.2.1 or 22.2.2 the Trustees:-

                           (a) shall not be required to ascertain the identity of all the persons who are objects of such powers or the financial or other circumstances of any of them, but may instead limit themselves to ascertaining the identity of such one or more of the persons who are objects of such powers as they shall think fit;

                           (b) shall be entitled to consult with the Employer by which the Member was last employed prior to his death or with the Principal Employer and to rely upon the certificate of any such Employer that any person to or for whose benefit any amount is to be so paid or so applied is a Beneficiary; and

                           (c)      shall be entitled to rely upon the
                                    certificate of any solicitor or firm of
                                    solicitors to the effect that the trusts upon which any amount so transferred will be held are such that the amount must necessarily be paid to or applied for the benefit of one or more of the Beneficiaries;

                  22.2.4 All or any expenses, fees, stamp duty, or other outgoings incurred by the Trustees for the purpose of or in connection with any payment or application of any such lump sum (regardless of how the lump sum is paid or applied) shall if the Principal Employer so decides be deducted from or paid out of such lump sum.

                  22.2.5   The Trustees' powers under sub-Clauses 22.2.1 and
                           22.2.2 may only be exercised by them within the period of two years after the Member's death.

                  22.2.6 To the extent that the Trustees do not pay or apply the whole of any lump sum to which this Clause relates within the period of two years after the Member's death they shall at the end of such period pay it (or the balance which has not been so paid or applied) to the Member's estate, except that if as a result of doing so, the sum would vest in the Crown, the Duchy of Lancaster or the Duke of Cornwall as bona vacantia or in any creditor of the Member, the Trustees shall instead continue to hold it as part of the Fund to apply it for such purposes of the Scheme as they shall decide.

23       MISCELLANEOUS PROVISIONS CONCERNING BENEFITS

         23.1     INALIENABILITY OF BENEFITS SUBJECT TO EXCEPTIONS

                  Where any person has any entitlement or accrued right to any benefit under the Scheme then, as required by section 91 of the Pensions Act:-

                  (a)      it cannot be assigned, commuted or surrendered;

                  (b) it cannot be charged or a lien exercised in respect of it; and

                  (c)      no set-off can be exercised in respect of it;

                  and an agreement or purported agreement to effect any of those things is unenforceable.

                  This sub-Clause is subject to such exceptions as are permitted by section 91 of the Pensions Act.

         23.2     FORFEITURE PROHIBITED SUBJECT TO EXCEPTIONS

                  Where any person has any entitlement or accrued right to any benefit under the Scheme, it cannot be forfeited except as provided for by the following sub-Clauses of this Clause, consistently with sections 92 and 93 of the Pensions Act.

                  23.2.1 EXCEPTION (1): UNCLAIMED BENEFITS. If any benefit becomes payable from the Scheme and the Trustees neither know the whereabouts of the person entitled to it nor have received any claim for the benefit from that person within 6 years of the date on which it first became payable, the right of such person to such benefit shall be forfeited on the expiration of that period of 6 years, subject to the following provisions of this sub-Clause:-

                           (a) The application of this sub-Clause to any Guaranteed Minimum Pension is subject to the circumstances mentioned in this sub-Clause continuing to be prescribed by regulations made under section 21(2) of the Pension Schemes Act (being at the date of this Deed, regulation 61(2)(d) of the Contracting-out Regulations).

                           (b) If after any benefit is forfeited in accordance with this sub-Clause the Trustees receive a claim for the benefit from the person who would have been entitled to it if it had not been forfeited, the Trustees with the consent of the Principal Employer may reinstate the forfeited benefit.

                           (c) With the Principal Employer's consent the Trustees shall have power to add interest at such rate as they shall think fit to any payment made by them of any benefit which was not claimed when it first became payable (including any benefit forfeited and subsequently reinstated pursuant to paragraph (b) of this sub-Clause).

                  23.2.2 EXCEPTION (2): PURPORTED ALIENATION OR BANKRUPTCY. The benefits of any Member or any other person entitled to benefits under the Scheme shall be forfeited upon the occurrence of either of the following events:-

                           (a) the Member or other person entering or attempting to enter into any transaction in respect of them or any of them if such transaction is or would be contrary to sub-Clause 23.1 and is not within the permitted exceptions to that sub-Clause as are provided for in the Trust Deeds; or

                           (b)      the Member or other person becoming
                                    bankrupt;

                           whether or not that event occurred before or after the benefits became payable.

                           However, the right of any Member or the spouse of any Member to a Guaranteed Minimum Pension (whether current or prospective) may only be forfeited to the extent permitted by the GMP Rules.

                  23.2.3 EXCEPTION (3): UNLAWFUL KILLING OF MEMBER. The benefits of any person entitled to benefits on the death of any Member shall be forfeited in the circumstances prescribed by regulations made under section 92(6) of the Pensions Act (being at the date of this Deed regulations 6(1)(a) and 6(2) of the Assignment etc. Regulations).

                  23.2.4 EXCEPTIONS (4) AND (5): The benefits of any person may also be forfeited in order to discharge a monetary obligation due to any Employer or a monetary loss caused to the Scheme subject to and in accordance with sub-Clauses 23.3 or 23.4.

                  23.2.5 REPAYMENT OF FORFEITED BENEFITS. If any benefits are paid to any Member or other person after they have been forfeited but before the Trustees become aware of the circumstances resulting in forfeiture, they shall be received and held by the Member or other person concerned subject to the trusts of the Scheme and to a duty to repay them to the Trustees forthwith.

                  23.2.6 TRUSTEES' DISCRETION IN RELATION TO FORFEITED BENEFITS. Where benefits are forfeited under sub-Clause 23.2.2 the Trustees shall have power to pay the benefits, or any of them to all or any of the persons referred to in section 92(3) of the Pensions Act.

         23.3     MONETARY OBLIGATION DUE TO EMPLOYER

                  This sub-Clause contains exceptions to sections 91 and 92 of the Pensions Act as permitted by sections 91(5)(d) and 93 of that Act. Where any amount becomes due to any Employer from any person with any entitlement or accrued right to any benefit under the Scheme arising out of a criminal, negligent or fraudulent act or omission by the person in question, the following provisions of this sub-Clause shall apply.

                  23.3.1 CHARGE ON BENEFITS. The person in question's entitlement or accrued right shall stand charged with the amount due to the Employer and the Employer shall be entitled to exercise the charge by notice in writing to the Trustees.

                  23.3.2 EXCEPTIONS FROM CHARGE: (1) TRANSFER CREDITS. In accordance with section 91(5)(d) of the Pensions Act and regulation 3 of the Assignment etc. Regulations, the charge in favour of the Employer shall not apply to transfer credits (as defined in section 124(1) of the Pensions Act) other than those mentioned in regulation 3 of the Assignment etc. Regulations.

                  23.3.3 EXCEPTIONS FROM CHARGE: (2) GMPS AND PROTECTED RIGHTS. In accordance with section 91(7) of the Pensions Act and section 159 of the Pension Schemes Act, the charge in favour of the Employer shall not apply to any Guaranteed Minimum Pensions or Protected Rights.

                  23.3.4 AMOUNT OF CHARGE. As required by section 91(6)(a) of the Pensions Act, the amount of the charge must not exceed the amount of the monetary obligation due to the Employer, or (if less) the value of the person in questions' entitlement or accrued right. For this purpose, the value of the person in question's entitlement or accrued right shall be determined in such manner as may for the time being be permitted by regulations made under section 91(6)(a) of the Pensions Act or if no such manner is for the time being so prescribed, in such manner as the Trustees shall determine.

                  23.3.5 CERTIFICATE. As required by section 91(6)(b) of the Pensions Act, the pension in question must be given a certificate showing the amount of the charge and its effect on his benefits under the Scheme. Such certificate shall be given by the Trustees.

                  23.3.6 DISPUTED LIABILITY. As required by section 91(6) of the Pensions Act, where there is a dispute as to its amount, the charge must not be exercised unless the monetary obligation in question has become enforceable under an order of a competent court or in consequence of an award of an arbitrator or, in Scotland, an arbiter to be appointed (failing agreement between the parties) by the sheriff.

                  23.3.7 MANNER OF EXERCISING THE CHARGE. Subject to sub-Clause 23.3.8 any charge which becomes exercisable under this sub-Clause shall be exercisable by setting off the amount of the person in question's entitlement or accrued right which is subject to the charge against any amount payable to the Scheme by the Employer.

                  23.3.8 FORFEITURE. As permitted by section 93 of the Pensions Act, the Employer may request the Trustees to forfeit the person in question's entitlement or accrued right in order to discharge the amount due to the Employer, and pay a corresponding amount to the Employer. However, this sub-Clause 23.3.8 shall not apply to an entitlement or accrued right to the extent that it is attributable to Pensionable Service before the Revision Date. Any such forfeiture must comply with the requirements of sections 93(2) to 93(5) of the Pensions Act concerning the extent to which the entitlement or accrued right may be forfeited, the consequences of a dispute as to the amount of the monetary obligation in question, the giving of a certificate (which shall be given by the Trustees) and the payment of a corresponding amount to the Employer.

         23.4     MONETARY OBLIGATION DUE OR LOSS CAUSED TO SCHEME

                  This sub-Clause contains exceptions to section 91 and 92 of the Pensions Act as permitted by sections 91(5)(e) and 92(6) of that Act.

                  Where any amount becomes due to the Scheme from any person with any entitlement or accrued right to any benefit under the Scheme:-

                  (a) arising out of a criminal, negligent or fraudulent act or omission by the person in question; or

                  (b) if the person in question is or was a Trustee, arising out of a breach of trust by him;

                  the following provisions of this sub-Clause shall apply.

                  23.4.1 CHARGE ON BENEFITS. The person in question's entitlement or accrued right shall stand charged with the amount due to the Scheme.

                  23.4.2 EXCEPTIONS FROM CHARGE: (1) RELIEF FROM BREACH OF TRUST. In accordance with section 91(5)(e) of the Pensions Act and regulation 4 of the Assignment etc. Regulations, the charge in favour of the Scheme shall not apply where the monetary obligation arises out of a breach of trust by the person in question and the court has relived him wholly or partly from personal liability under section 61 of the Trustee Act 1925 or section 32 of the Trusts (Scotland) Act 1921.

                  23.4.3 EXCEPTIONS FROM CHARGE: (2) GMPS AND PROTECTED RIGHTS. In accordance with section 91(7) of the Pensions Act and section 159 of the Pension Schemes Act, the charge in favour of the Scheme shall not apply to any Guaranteed Minimum Pensions or Protected Rights.

                  23.4.4 AMOUNT OF CHARGE. As required by section 91(6)(a) of the Pensions Act, the amount of the charge must not exceed the amount of the monetary obligation due to the Scheme, or (if less) the value of the person in question's entitlement or accrued right. For this purpose, the value of the person in question's entitlement or accrued right shall be determined in such manner as may for the time being be permitted by regulations made under section 91(6)(a) of the Pensions Act or if no such manner is for the time being so prescribed, in such manner as the Trustees shall determine.

                  23.4.5 CERTIFICATE. As required by section 91(6)(b) of the Pensions Act, the pension in question must be given a certificate showing the amount of the charge and its effect on his benefits under the Scheme. Such certificate shall be given by the Trustees.

                  23.4.6 DISPUTED LIABILITY. As required by section 91(6) of the Pensions Act, where there is a dispute as to its amount, the charge must not be exercised unless the monetary obligation in question has become enforceable under an order of a competent court or in consequence of an award of an arbitrator or, in Scotland, an arbiter to be appointed (failing agreement between the parties) by the sheriff.

                  23.4.7 MANNER OF EXERCISING THE CHARGE. Any charge which becomes exercisable under this sub-Clause shall be exercisable by setting off the amount of the person in question's entitlement or accrued right which is subject to the charge against the amount due to the Scheme from the person in question.

                  23.4.8 FORFEITURE. As permitted by section 92(6) of the Pensions Act and regulations made under it (being at the date of this Deed regulation 6(1)(b) and 6(3) of the Assignment etc. Regulations), where the criminal, negligent or fraudulent act or omission, or breach of trust, has caused a monetary loss to the Scheme, the person in question's entitlement or accrued right may be forfeited by the Trustees to the extent that it does not exceed the amount of the monetary loss to the Scheme, or (if less) the value of the person's entitlement or accrued right under the Scheme.

                  23.4.9 PRE-REVISION DATE BENEFITS. None of the preceding provisions of this sub-Clause 23.4 shall apply to an entitlement or accrued right to the extent that it is attributable to Pensionable Service before the Revision Date except insofar as the person in question's entitlement or accrued right was capable of being charged or forfeited before the coming into force of the Pensions Act 1995 in respect of an amount due or loss caused to the Scheme.

         23.5     PAYMENTS TO INFANTS AND PERSONS UNDER INCAPACITY

                  Subject to the GMP Rules in the case of Guaranteed Minimum Pensions, if any benefit under the Scheme is payable to any beneficiary of the Scheme who is an infant or under incapacity the following provisions of this sub-Clause shall apply:-

                  23.5.1 if the beneficiary is an infant, the Trustees shall have power to pay the benefit to him personally;

                  23.5.2 the Trustees shall have power to pay the benefit or any part of it to such individual, body corporate or institution for the benefit of the beneficiary as the Trustees shall think fit; and

                  23.5.3 the receipt of (a) the beneficiary if he is an infant and the payment is made pursuant to sub-Clause 23.5.1, or (b) the individual, body corporate or institution to whom or to which the payment is made in the case of a payment made pursuant to sub-Clause 23.5.2, shall be a complete discharge to the Trustees for the payment and shall exonerate them from all further concern or responsibility in relation to it.

                  For the purpose of this sub-Clause:-

                  (a) an individual shall be treated as being under incapacity if for any reason (including illness or age) he is unable to give reasoned consideration to financial matters;

                  (b) the Trustees shall be entitled to accept as conclusive evidence of a beneficiary of the Scheme being under incapacity a certificate signed by any person whom the Trustees consider to be competent to give such certificate.

         23.6     POLYGAMOUS MARRIAGES

                  Where any male Member marries under a law which allows polygamy and the Member dies leaving more than one wife to whom he was lawfully married at the date of his death, any benefit payable under the Scheme which is expressed to be payable to the Member's spouse shall be payable to such one or more of the Member's wives, and, if to more than one, in such proportions, as the Trustees may in their discretion think fit.

                        PART 9: AMENDMENT AND TERMINATION

24       AMENDMENT

         24.1     POWER OF AMENDMENT

                  The Trustees may at any time, with the Principal Employer's consent, by deed amend or add to all or any of the trusts, powers and provisions of the Trust Deeds.

         24.2     EFFECTIVE DATE OF AMENDMENTS

                  Any amendment or addition made pursuant to sub-Clause 24.1 shall have effect from such time as may be specified in the deed by which it is made, and such time may be the date of such deed or any reasonable time previous or subsequent to it, so as to give the amendment or addition retrospective or future effect (as the case may be).

         24.3     TRUSTEES' STATUTORY POWERS OF AMENDMENT

                  The preceding sub-Clauses of this Clause are without prejudice to the Trustees' powers under the following sections of the Pensions Act, namely:-

                  24.3.1 section 65 (equal treatment rule; consequential alteration of schemes); and

                  24.3.2 section 68 (power of trustees to modify schemes by resolution).

         24.4     STATUTORY RESTRICTIONS ON POWER OF AMENDMENT

                  No amendment may be made pursuant to this Clause:-

                  24.4.1 which would contravene section 67 if the Pensions Act (restriction on power to alter schemes); or

                  24.4.2 which would contravene section 37 of the Pension Schemes Act (alteration of rules of contracted-out schemes).

25       TERMINATION OF THE SCHEME

         25.1     TERMINATION BY THE PRINCIPAL EMPLOYER

                  The Principal Employer may terminate the Scheme at any time by serving notice to that effect on the Trustees. The notice shall be of such length (including summary notice) as the Principal Employer may decide. The Scheme shall terminate on the date when the notice expires (or the date when it is served, if it is summary notice).

         25.2     TERMINATION BY THE TRUSTEES

                  The Trustees may terminate the Scheme in any of the following circumstances:-

                  25.2.1 if the Principal Employer exercises its right to discontinue contributions under sub-Clause 13.3; or

                  25.2.2 if the Principal Employer fails to pay any sum due from it to the Trustees under the Scheme within fourteen days (or such longer period as the Trustees may allow) after the Trustees demand payment of such sum from the Principal Employer;

                  25.2.3 if the Principal Employer is materially in breach of any of its other obligations under the Scheme and, where the breach is capable of remedy, the Principal Employer fails to remedy such breach within one month after the Trustees serve notice on it requiring the breach to be remedied;

                  25.2.4 if sub-Clause 5.6 applies because of the occurrence of any of the events listed in sub-Clause 5.5;

                  25.2.5   if the Principal Employer is wound up; or

                  25.2.6 if all the Employers exercise (whether at the same time or different times) their right to discontinue contributions under sub-Clause 13.3;

                  by making a written declaration to that effect. The Trustees shall then notify the Employers and the Members that they have done so. The Scheme shall terminate on the date of such declaration.

         25.3     PERPETUITY PERIOD

                  In accordance with section 1 of the Perpetuities and Accumulations Act 1964, the perpetuity period applicable to the Scheme shall be 80 years from 10 October 1988. The specification of a perpetuity period in this sub-Clause shall be without prejudice to the exemption of the Scheme from the operation of any rules of law relating to perpetuities by virtue of it qualifying under section 163 of the Pension Schemes Act.

         25.4     TERMINATION AT OR FOLLOWING END OF PERPETUITY PERIOD

                  If the Scheme has not previously terminated under the sub-Clauses 25.1 or 25.2, it shall terminate automatically on the later of:-

                  25.4.1 the date when the perpetuity period mentioned in sub-Clause 25.3 expires; and

                  25.4.2   the date when the Scheme ceases to qualify under
                           section 163 of the Pension Schemes Act or any other statutory provision exempting it from the operation of any rules of law relating to perpetuity.

         25.5     CERTAIN CONSEQUENCES OF TERMINATION

                  Without prejudice to the following sub-Clauses of this Clause, and Clause 26, the termination of the Scheme shall have the following consequences:-

                  25.5.1 all Members in Pensionable Service on the date when the Scheme terminates shall be deemed to have left Pensionable Service on that date;

                  25.5.2 no person may be admitted or re-admitted to membership of the Scheme after that date;

                  25.5.3 the Employers shall cease to have any obligation to pay any contributions to the Scheme except contributions due but unpaid at the date of termination and any sum payable by them pursuant to section 75 of the Pensions Act.

         25.6 CONTINUATION OF SCHEME AS PAID-UP AND CLOSED SCHEME FOLLOWING TERMINATION

                  Following the termination of the Scheme pursuant to this Clause the Trustees shall continue to administer and manage the Scheme as a paid-up and closed scheme unless or until they are required by sub-Clause 25.7 to wind up. For so long as the Scheme continues as a paid-up and closed scheme all the powers vested in the Trustees and the Employers by the Trust Deeds and the Rules shall remain in force, subject as provided in sub-Clause 25.5.

         25.7     WINDING UP FOLLOWING TERMINATION

                  The Trustees shall proceed to wind up the Scheme in accordance with Clause 26 as soon as practicable after the earliest of the following dates:-

                  25.7.1 if the Scheme terminates pursuant to sub-Clause 25.4 (operation of perpetuity rules), the date when the Scheme terminates;

                  25.7.2 such date as the Trustees resolve to wind up the Scheme;

                  25.7.3 such date with effect from which the Principal Employer directs the Trustees to proceed to wind up the Scheme (being a date not earlier than the date of such direction).

         25.8     NOTICE OF TERMINATION TO MEMBERS AND OTHERS

                  As soon as practicable and, in any event, within three months after the termination of the Scheme, the Trustees shall inform all Members of the Scheme of the termination of the Scheme and the steps which the Trustees propose to take following termination.

26       WINDING UP

         26.1     COMMENCEMENT

                  The winding up of the Scheme shall commence on the earliest of the dates mentioned in sub-Clause 25.7.

         26.2     POWERS AND DISCRETIONS

                  All the powers and discretions vested in the Trustees and the Principal Employer by the Trust Deeds (other than by Clause
                  25), or by law (including the power to amend this Clause) shall, except as provided in sub-Clause 25.5.2, remain exercisable by them respectively until the completion of winding up.

         26.3     MEMBERS' RIGHTS

                  The Member's rights under the Rules:-

                  26.3.1 to commute the whole or any part of their benefits in return for the payment of a lump sum, and

                  26.3.2 to surrender part of their entitlement to a pension in return for the payment of a pension to a spouse or Dependent,

                  shall remain exercisable in accordance with the Rules until such time as the Trustees (having regard to the need to determine the liabilities of the Scheme before securing them) declare in writing that such rights have ceased to be exercisable.

                  Where a Member has a right under Chapter IV of Part IV of the Pension Schemes Act to take the cash equivalent of his accrued benefits under the Scheme, such right remains exercisable until the Scheme is wound up, unless the Member previously loses the right pursuant to section 98(7) of the Pension Schemes Act.

         26.4     REALISATION OF ASSETS

                  When the Scheme fails to be wound up pursuant to sub-Clause 25.7, the Trustees shall realize the assets of the Fund in such manner and upon such terms and conditions as they shall think fit, subject to and with the following powers:-

                  26.4.1. power to delay the realisation of any or all of the assets of the Fund for as long as they shall think fit (so that they may continue to exercise all or any of the powers of investment conferred on them by the Trust Deeds pending realisation); and

                  26.4.2 power to place any realisation proceeds on current or deposit account with any bank or other financial institution.

         26.5     CREATION OF A RESERVE FOR COSTS AND EXPENSES

                  Before applying the assets of the Scheme to secure its liabilities in accordance with the following sub-Clauses of this Clause, the Trustees shall set aside in a reserve such sum as they consider to be a prudent estimate of the costs and expenses (1) incurred by them prior to or in the course of winding up the Scheme and not previously paid and (2) likely to be incurred by them thereafter in the course of winding up.

         26.6     ORDER OF PRIORITY FOR SECURING SCHEME'S LIABILITIES

                  Upon the winding up of the Scheme the assets of the Scheme shall be applied by the Trustees in securing its liabilities in the order required by section 73 of the Pensions Act and regulations made under it (being at the date of this Deed The Occupational Pension Schemes (Winding Up) Regulations 1996 (SI 1996 No. 3126)).

         26.7     VALUING THE SCHEME'S LIABILITIES

                  For the purposes of this Clause, the value of the Scheme's liabilities in respect of pensions and other benefits shall, subject to the requirements of section 73 of the Pensions Act, be calculated on such basis as the Trustees shall decide after consultation with the Actuary.

         26.8     DEFICIT ON WINDING UP

                  If, notwithstanding any sums received by the Trustees in discharge of any debt due from any of the Employers to them pursuant to section 75 of the Pensions Act, the assets of the Scheme (after the payment of costs and expenses and the setting aside of a reserve pursuant to sub-Clause 26.5) are insufficient to secure in full all of its liabilities in respect of pensions and other benefits, the Trustees shall apply the available assets in accordance with section 73(2) of the Pensions Act.

         26.9     SURPLUS ON WINDING UP

                  If the assets of the Scheme (after the payment of costs and expenses and the setting aside of a reserve pursuant to sub-Clause 26.5) are more than sufficient to secure in full all of its liabilities in respect of pensions and other benefits, the Trustees shall apply in securing those liabilities such part of the assets as is required to secure them and shall deal with the surplus as follows:-

                  26.9.1 first, by applying such part (if any) of the surplus in providing, subject to Revenue Limits, such additional or new benefits as the Principal Employer shall direct; and

                  26.9.2. secondly, subject to compliance with section 76 of the Pensions Act ("Excess assets on winding up") by paying any remaining balance to the Employers (and, if more than one, in such proportions as shall be determined by the Actuary) as it may specify, having first deducted any tax for which the Trustees may be accountable to the Inland Revenue.

         26.10    POWER TO SECURE LIABILITIES ON AN INTERIM BASIS

                  If for any reason the Trustees experience delay in realising the assets of the Scheme (including the discharge of any debt due to them from any of the Employers under section 75 of the Pensions Act) or in determining the Scheme's liabilities in respect of pensions and other benefits, they shall have power to apply such part of the assets of the Scheme as they shall think fit in securing any or all of such liabilities as they are able to determine but not so as to prejudice the securing of the Scheme's liabilities in the order of priority referred to in sub-Clause 26.6.

         26.11    MANNER IN WHICH LIABILITIES TO BE SECURED

                  Subject as provided in section 74 of the Pensions Act, the Trustees shall have power to secure in any one or more of the following ways the liabilities of the Scheme in respect of pensions and other benefits which pursuant to the preceding sub-Clauses of this Clause are required to be secured on the winding-up of the Scheme:-

                  26.11.1 by making a transfer payment to another retirement benefits scheme or a personal pension scheme in accordance with Clause 19;

                  26.11.2  by buying them out in accordance with Clause 20; and

                  26.11.3 by paying (a) such lump sums in commutation of entitlements to pension as may be permitted by the Rules or (b) such lump sums as may be payable under the Rules on the death of any person.

         26.12    INFORMATION TO MEMBERS AND OTHERS CONCERNING WINDING UP

                  The Trustees' duty to provide information to Members and other persons entitled to benefits from the Scheme concerning the winding up of the Scheme is limited to the duties imposed on them by paragraphs (10) to (12) of regulation 5 of the Disclosure Regulations.

                  The Trustees shall provide such information to the Principal Employer concerning the winding up of the Scheme as the Principal Employer may reasonably require and shall do so as soon as practicable and, in any event, within one month after receiving any request for such information from the Principal Employer.

         26.13    TRUSTEES' GENERAL POWER ON WINDING UP

                  Notwithstanding the specific powers conferred on them by this Clause, the Trustees shall have power to do all such acts matters or things as they shall think fit in order to achieve:-

                  26.13.1  the orderly winding up of the Scheme; and

                  26.13.2 (subject to the order of priority referred to in sub-Clause 26.6) such application of the assets of the Scheme in securing its liabilities as they shall think fair and equitable.

                          VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                         SCHEDULE 3: STAFF SECTION RULES

SECTION 1:  INTRODUCTION; ELIGIBILITY AND MEMBERSHIP......................   87

1        INTRODUCTION.....................................................   87
         1.1      Interpretation..........................................   87
         1.2      Defined terms...........................................   87
         1.3      Application.............................................   87
         1.4      Transfer to another Section.............................   88
         1.5      Member categories.......................................   88

2        ELIGIBILITY AND MEMBERSHIP.......................................   88
         2.1      Eligibility conditions..................................   88
         2.2      Evidence as to fulfilment of conditions.................   88
         2.3      Admission of new Employees to membership when first
                  eligible................................................   88
         2.4      Medical and other evidence..............................   89
         2.5      Discretionary admission to membership...................   89
         2.6      Effect of admission to membership.......................   89
         2.7      Opting out..............................................   89
         2.8      Re-joining the Scheme after opting out..................   89
         2.9      Effect of providing incomplete or inaccurate
                  information.............................................   90

SECTION 2:  MEMBERS' CONTRIBUTIONS........................................   91

3        MEMBERS' CONTRIBUTIONS...........................................   91
         3.1      Compulsory contributions................................   91
         3.2      Voluntary contributions.................................   91
         3.3      Notice to be given by Members concerning voluntary
                  contributions...........................................   91
         3.4      Benefits in respect of voluntary contributions..........   91
         3.5      Repayment of surplus voluntary contributions............   91
         3.6      Deduction of contributions from salary or pay...........   92
         3.7      Termination of Member's contributions...................   92
         3.8      Member's contributions during temporary absence.........   92

SECTION 3:  PENSIONABLE SERVICE AND TEMPORARY ABSENCE.....................   93

4        CALCULATION OF STAFF PENSIONABLE SERVICE.........................   93
         4.1      Purpose of this Rule....................................   93
         4.2      Staff Pensionable Service...............................   93
         4.3      More than one period of Staff Pensionable Service.......   93
         4.4      Change of Scheme Employer...............................   94

5        MEMBERS IN PART-TIME EMPLOYMENT..................................   94
         5.1      Purpose of this Rule....................................   94
         5.2      Interpretation..........................................   94

         5.3      Members to whom this Rule applies.......................   94
         5.4      Conversion into full-time equivalent....................   95
         5.5      Treatment of notional Pensionable Service...............   95

6        CONSEQUENCES OF TEMPORARY ABSENCE................................   95
         6.1      Purpose of this Rule....................................   95
         6.2      Maternity absence:  (a) paid............................   96
         6.3      Maternity absence:  (b) unpaid..........................   96
         6.4      Other causes of temporary absence.......................   97

SECTION 4:  MEMBER'S RETIREMENT BENEFITS..................................   99

7        MEMBERS' RETIREMENT BENEFITS:  GENERAL...........................   99
         7.1      Member's retirement benefits............................   99
         7.2      Other provisions applicable to retirement pensions......   99
         7.3      Supplements to retirement pensions......................   99
         7.4      Contracting-out and Inland Revenue requirements.........  100

8        NORMAL RETIREMENT................................................  100
         8.1      Member's entitlement to pension from Normal Retirement
                  Age.....................................................  100
         8.2      Initial annual amount of Member's pension...............  100
         8.3      Transferred Racal RBS Members...........................  100

9        EARLY RETIREMENT:  (A) GENERALLY.................................  100
         9.1      Circumstances in which Member's pension may commence
                  early...................................................  100
         9.2      Preservation requirements...............................  101
         9.3      GMP requirements........................................  101

10       EARLY RETIREMENT:  (B) VOLUNTARY.................................  101
         10.1     When payable............................................  101
         10.2     Initial annual amount...................................  101
         10.3     Adjustment for male Pre-88 Members......................  102
         10.4     Adjustment for female Pre-88 Members....................  102
         10.5     Transferred Racal RBS Members...........................  102

11       EARLY RETIREMENT:  (C) REDUNDANCY................................  103
         11.1     When payable............................................  103
         11.2     Initial annual amount...................................  103
         11.3     Adjustment for male Pre-88 Members......................  103
         11.4     Adjustment for female Pre-88 Members....................  103
         11.5     Reliance by Trustees on statements from Employers.......  104
         11.5     Transferred Racal RBS Members...........................  104

12       EARLY RETIREMENT:  (D) SERIOUS ILL-HEALTH........................  104
         12.1     When payable............................................  104
         12.2     Procedure...............................................  104
         12.3     Medical evidence before commencement of pension.........  105
         12.4     Commencement............................................  105
         12.5     Initial annual amount...................................  105
         12.6     Subsequent adjustments..................................  105

         12.7     Medical evidence after commencement of pension..........  105
         12.8     Transferred Racal RBS Members...........................  106

13       LATE RETIREMENT..................................................  106
         13.1     Commencement of late retirement pension.................  106
         13.2     Initial annual amount of late retirement pension........  106
         13.3     Transferred Racal RBS Members...........................  106

SECTION 5:  ALTERNATIVES TO MEMBER'S PENSION..............................  107

14       COMMUTATION......................................................  107
         14.1     Member's right to commute...............................  107
         14.2     Member's election to commute............................  107
         14.3     Maximum lump sum........................................  107
         14.4     Member continuing in Service after Normal Retirement
                  Age.....................................................  107
         14.5     Benefits from Member's voluntary contributions..........  107
         14.6     Exceptional circumstances of serious ill-health.........  108
         14.7     Trivial pensions........................................  108
         14.8     Commutation factors.....................................  108
         14.9     GMP requirements........................................  108

15       SURRENDER OPTION.................................................  108
         15.1     Trustees' discretion to permit surrender................  108
         15.2     Member's election to surrender..........................  109
         15.3     Revenue and contracting-out limits on surrender.........  109
         15.4     Surrender factors.......................................  109
         15.5     Effect of death of spouse or nominated Dependant........  109
         15.6     Revocation of Member's election.........................  110
         15.7     Further election following cancellation or revocation...  110

SECTION 6:  BENEFITS ON MEMBER'S DEATH....................................  111

16       BENEFITS OF MEMBER'S DEATH:  GENERAL.............................  111
         16.1     Categories of benefit payable...........................  111
         16.2     Provisions applicable to pensions on Member's death.....  111

17       DEATH IN PENSIONABLE SERVICE.....................................  112
         17.1     Lump sum benefit........................................  112
         17.2     Spouse's pension........................................  113
         17.3     Financial Dependant's pension...........................  113
         17.4     Children's pensions:....................................  113

18       DEATH IN SERVICE ON OR AFTER NORMAL RETIREMENT AGE...............  115
         18.1     Lump sum benefit........................................  115
         18.2     Spouse's pension........................................  115
         18.3     Financial Dependant's pension...........................  115
         18.4     Children's pensions.....................................  116

19       DEATH AFTER RETIREMENT...........................................  117
         19.1     Lump sum benefit:  (a) 5 year guarantee.................  117

         19.2     Lump sum benefit:  (b) continued life cover in special
                  cases...................................................  117
         19.3     Spouse's pension........................................  117
         19.4     Financial Dependant's pension...........................  118
         19.5     Children's pensions.....................................  118

SECTION 7:  EARLY LEAVERS.................................................  120

20       EARLY LEAVERS:  GENERAL..........................................  120
         20.1     Application of this Section to early leavers............  120
         20.2     Early leavers not qualifying for preserved benefits.....  120
         20.3     Early leavers who qualify for preserved benefits........  120

21       EARLY LEAVER NOT ENTITLED TO PRESERVED BENEFITS..................  120
         21.1     Refund of contributions.................................  120
         21.2     Transfer option.........................................  121

22       EARLY LEAVER ENTITLED TO PRESERVED BENEFITS......................  121
         22.1     Entitlement to preserved benefits.......................  121
         22.2     Commutation and/or surrender of preserved pension.......  121
         22.3     Other provisions applicable to preserved pensions.......  121
         22.4     Supplements to preserved pensions.......................  121
         22.5     Contracting-out and Inland Revenue requirements.........  122
         22.6     Alternatives to preserved benefits......................  122

23       COMMENCEMENT OF PRESERVED BENEFITS AT NRA........................  123
         23.1     Payment.................................................  123
         23.2     Initial annual amount...................................  123
         23.3     Transferred Racal RBS Members...........................  123

24       COMMENCEMENT OF PRESERVED BENEFITS BEFORE NRA....................  123
         24.1     Conditions for early commencement.......................  123
         24.2     Initial annual amount...................................  124
         24.3     Adjustment for male Pre-88 Members......................  124
         24.4     Adjustment for female Pre-88 Members....................  124
         24.5     Transferred Racal RBS Members...........................  125
         24.6     Preservation requirements...............................  125

25       COMMENCEMENT OF PRESERVED BENEFITS AFTER NRA.....................  125
         25.1     Conditions for late commencement: (a) 89 Limits
                  Members.................................................  125
         25.2     Conditions for late commencement: (b) other Members.....  125
         25.3     Initial annual amount...................................  126
         25.4     Transferred Racal RBS Members...........................  126
         25.5     Preservation requirements...............................  126

26       BENEFITS ON DEATH OF EARLY LEAVER WITH PRESERVED BENEFITS........  126
         26.1     Lump sum on death of Deferred Member whilst benefits
                  preserved...............................................  126
         26.2     Spouse's pension on death of Deferred Member whilst
                  benefits preserved......................................  127
         26.3     Financial Dependant's pension...........................  127
         26.4     Benefits on death of Deferred Member after pension
                  commences...............................................  127
         26.5     Other provisions applicable to survivors' pensions......  127

SECTION 8:  PENSIONS - PAYMENT ARRANGEMENTS AND INCREASES.................  128

27       PAYMENT OF PENSIONS..............................................  128
         27.1     Payment arrangements....................................  128
         27.2     Power to change payment arrangements....................  128
         27.3     Overpayment of pensions.................................  128

28       PENSION INCREASES................................................  128
         28.1     Guaranteed Minimum Pensions.............................  128
         28.2     Other pensions..........................................  128
         28.3     Members in Pensionable Service on 1 September 1993......  129
         28.4     First annual increase...................................  129

                          PAGE INTENTIONALLY LEFT BLANK

                          VODAFONE GROUP PENSION SCHEME

                     SECOND DEFINITIVE TRUST DEED AND RULES

                         SCHEDULE 3: STAFF SECTION RULES

               SECTION 1: INTRODUCTION; ELIGIBILITY AND MEMBERSHIP

1.       INTRODUCTION

         1.1      INTERPRETATION

                  These Rules is this Schedule shall be interpreted in accordance with Schedule 1 to this Deed.

                  Any reference in this Schedule to a numbered Rule is to one of these Rules unless the reference is to a rule in one of the other Schedules.

                  Any reference in this Schedule to a Member is to a Member to whom this Schedule applies, as stated in sub-Rule 1.3.

         1.2      DEFINED TERMS

                  In these Rules the following words and expressions have the following meanings respectively:-

                  "NORMAL RETIREMENT AGE" means the date of the Member's 65th birthday;

                  "PRE-88 MEMBERS" means Members whose Service commenced before January 1988;

                  "RACAL RBS SERVICE" means, in relation to a Transferred Racal RBS Member, service which qualified for benefit under the Racal RBS Scheme expressed in complete months;

                  "STAFF PENSIONABLE SERVICE" means the total of the periods referred to in sub-Rule 4.2;

                  "TRANSFERRED RACAL RBS MEMBER" means a Member who:-

                  (1)      was a member of the Racal RBS Scheme on 31 October
                           1988; and

                  (2) joined this Scheme on 1 November 1988 as a full contributory Member.

         1.3      APPLICATION

                  These Rules apply:-

                  (1) to all Members who are in Pensionable Service on the Revision Date and immediately before the Revision Date were in pensionable service under this Scheme; and

                  (2) to all Members who become Members of the Staff Section on or after that date in accordance with Rule 2.

         1.4      TRANSFER TO ANOTHER SECTION

                  When any Member of this Section becomes a Member of another Section of the Scheme, he shall cease to be entitled to benefits under this Section.

         1.5      MEMBER CATEGORIES

                  Pre-88 Members had Normal Retirement Ages of 65 in the case of men and 60 in the case of women until 31 August 1993. Irrespective of their sex, Normal Retirement Age under the Scheme for these Members became their 65th birthday with effect from 1 September 1993.

                  Members whose Service (as opposed to their Pensionable Service) commenced on or after 1 January 1988 have always had a Normal Retirement Age of 65 which applies to both sexes. Members whose service commences on or after the Revision Date also have a Normal Retirement Age of 65.

2        ELIGIBILITY AND MEMBERSHIP

         2.1      ELIGIBILITY CONDITIONS

                  An Employee is eligible to become a Member of the Staff
                  Section if he fulfils the following eligibility conditions unless he is informed by the Principal Employer that he is not eligible to become a Member:-

                  (1) he is employed by one or more of the Employers as a permanent employee; and

                  (2) he is aged 18 years or over but under 64 years 11 months.

                  An Employee is not eligible to become a Member on the Staff
                  Section if and for so long as he pays contributions to a personal pension scheme approved or for which approval is being sought under Chapter IV of Part XIV of the Taxes Act or if he is eligible to become a Member of the Executive Manager and Senior Manager Section or the Directors Section.

         2.2      EVIDENCE AS TO FULFILMENT OF CONDITIONS

                  The Trustees may rely on a statement from an Employer as to the fulfilment of the conditions in sub-Rule 2.1 in respect of any Employee.

         2.3      ADMISSION OF NEW EMPLOYEES TO MEMBERSHIP WHEN FIRST ELIGIBLE

                  An Employee shall be admitted to membership of the Staff Section with effect from the first date on which he satisfies all the eligibility conditions set out in sub-Rule 2.1 subject to the Trustees' powers under sub-Rule 2.4 and (having regard to section 160 of the Pension Schemes Act) with the right under sub-Rule 2.7 to opt out if he does not wish to be or remain a Member.

         2.4      MEDICAL AND OTHER EVIDENCE

                  Before being admitted to membership of the Staff Section an Employee shall produce such evidence of health, age and such other matters (if any) as the Trustees may require.

                  If when required to do so pursuant to this sub-Rule an Employee fails to produce evidence of good health to the satisfaction of the Trustees, the Trustees may decline to admit him to membership or they may offer him membership on such special terms (including as to modified or partial benefits) as the Trustees with the consent of the Principal Employer shall decide.

         2.5      DISCRETIONARY ADMISSION TO MEMBERSHIP

                  An Employee who would not otherwise be eligible for membership of the Staff Section may be admitted to membership of the Staff Section with the consent of the Principal Employer and the Trustees and on such terms and at such time as may be agreed between the Trustees and the Principal Employer.

         2.6      EFFECT OF ADMISSION TO MEMBERSHIP

                  Upon being admitted to membership of the Staff Section an Employee becomes a Member and is bound by the Trust Deeds.

         2.7      OPTING OUT

                  A Member may at any time withdraw from active membership of the Staff Section by giving to his Employer for recording and transmission to the Trustees not less than one month's notice to that effect ending on the last day of any month on such form as the Trustees may prescribe for that purpose, or such lesser period of notice (if any) as the Trustees and the Employer may agree to accept. Upon the expiration of such notice the Member concerned shall be treated for the purposes of the Scheme as having terminated his Pensionable Service. If the Member gives such notice before paying any contributions to the Scheme, he shall be treated as if he had never become a Member.

         2.8      RE-JOINING THE SCHEME AFTER OPTING OUT

                  A Member who withdraws from active membership of the Staff Section pursuant to sub-Rule 2.7 may, at the discretion of the Trustees and with the consent of the Principal Employer, be re-admitted to membership of the Staff Section provided he then fulfils the eligibility conditions mentioned in sub-Rule
                  2.1 and satisfies the requirements of sub-Rule 2.4. Such re-admission shall be for such benefits and subject to such conditions as the Trustees and the Principal Employer shall decide.

         2.9      EFFECT OF PROVIDING INCOMPLETE OR INACCURATE INFORMATION

                  Without prejudice to sub-Rule 2.4, if when required to do so any Employee or Member fails to provide the Trustees with information or provides them with information which is incomplete or inaccurate, the Trustees may with the consent of the Principal Employer modify the benefits payable to or in respect of the Member under the Scheme to such extent as they may consider appropriate in the circumstances.

                        SECTION 2: MEMBERS' CONTRIBUTIONS

3        MEMBERS' CONTRIBUTIONS

         3.1      COMPULSORY CONTRIBUTIONS

                  In each Scheme Year each Member shall pay contributions to the Scheme in equal instalments at the same time as he receives pay from his Employer at the rate of 3.5% of his Pensionable Earnings (or, in the case of a Member who is an 89 Limits Member for the purposes of the Revenue Limits Rules, the Permitted Maximum (as defined in the Revenue Limits Rules), if less).

         3.2      VOLUNTARY CONTRIBUTIONS

                  A Member may pay voluntary contributions to the Scheme of such amounts or at such rates (subject to the limits on Member's contributions mentioned in the Revenue Limits Rules) and at such intervals as he may agree with the Trustees. The assets representing such voluntary contributions and the income from them and any additions to them shall be held by the Trustees separate from all the other assets of the Fund.

         3.3      NOTICE TO BE GIVEN BY MEMBERS CONCERNING VOLUNTARY
                  CONTRIBUTIONS

                  A Member must give the Trustees such notice as the Trustees may require (not exceeding the maximum period of notice allowed by Regulation 2(4) of the Pension Schemes (Voluntary Contributions Requirements and Voluntary and Compulsory Membership) Regulations 1987 (SI 1987 No. 1108)) of his intention to pay voluntary contributions at a specified rate or of a specified amount, or to vary that rate or amount.

         3.4      BENEFITS IN RESPECT OF VOLUNTARY CONTRIBUTIONS

                  The Trustees shall secure:-

                  (1) that any voluntary contributions paid by a Member are used to provide such benefits for or in respect of him under the Scheme as the Trustees and the Member may agree or, in the absence of agreement, as the Trustees may decide and that such benefits:-

                           (a) shall be additional to the benefits provided for or in respect of him under the following Rules; and

                           (b) shall be money purchase benefits within the meaning of section 181 of the Pension Schemes Act; and

                  (2) that the value of the additional benefits is reasonable having regard to the amount of the voluntary contributions.

         3.5      REPAYMENT OF SURPLUS VOLUNTARY CONTRIBUTIONS

                  This sub-Rule applies if a Member pays voluntary contributions under this rule and on his Scheme Exit Date the benefits which have accrued to him are found to exceed the maximum total benefits which may be provided by the Scheme to or in respect of him under Revenue Limits.

                  (1) To the extent that the excessive benefits have been secured by the Member's voluntary contributions the amount of the Scheme assets which secure the excessive benefits and consist of or relate to those contributions shall be determined by the Trustees (for which purpose they may rely on the advice of the Actuary).

                  (2) The Trustees shall then pay that amount to the Member (or, if the Member has died, to the Member's estate) after deducting such tax as they may be required to deduct and account for to the Inland Revenue.

                  (3) The Trustees shall also comply with the requirements of Regulation 5 of the Retirement Benefits Schemes (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 (SI 1993 No. 3016), and, where the Scheme is the "leading scheme" in relation to the Member, with the requirements of Regulation 6 of those Regulations so far as they concern main schemes.

         3.6      DEDUCTION OF CONTRIBUTIONS FROM SALARY OR PAY

                  Each Member's Employer shall deduct from the Member's salary or pay the amounts payable by the Member to the Scheme as compulsory and voluntary contributions and pay them to the Trustees promptly and in any event so as to comply with section 49(8) of the Pensions Act and regulations made under it (being at the date of this Deed regulation 16 of the Administration Regulations which requires the payment to the Trustees to be made within 19 days commencing from the end of the month in which the amount is deducted from the Member's earnings).

         3.7      TERMINATION OF MEMBER'S CONTRIBUTIONS

                  Unless a Member's Employer determines otherwise and notifies the Member accordingly, but subject always to such Inland Revenue consent as may from time to time be required, no contributions shall be payable or may be paid by a Member after his Normal Retirement Age or the date when his Pensionable Service terminates, if earlier.

         3.8      MEMBER'S CONTRIBUTIONS DURING TEMPORARY ABSENCE

                  Where a Member is temporarily absent from work with his Employer, the payment of his contributions under this Rule is governed by Rule 6.

              SECTION 3: PENSIONABLE SERVICE AND TEMPORARY ABSENCE

4        CALCULATION OF STAFF PENSIONABLE SERVICE

         4.1      PURPOSE OF THIS RULE

                  Most of the benefits payable to or in respect of a Member under the Staff Section are determined by reference to the Member's Staff Pensionable Service. This Rule explains how a Member's Staff Pensionable Service is calculated.

         4.2      STAFF PENSIONABLE SERVICE

                  Subject to sub-Rule 4.3, a Member's Staff Pensionable Service for the purpose of calculating the benefits payable to and in respect of him under the Staff Section is the total of such of the following periods as apply to him and are continuous:-

                  (1) the period during which he was in Pensionable Service under the Staff Section;

                  (2) if he was a Member immediately before the Revision Date, the period during which he was in Pensionable Service under the Scheme ending on the day before the Revision Date;

                  (3) if he was a member in Pensionable Service under the Racal Staff Scheme immediately before the Commencement Date, and became a Member of this Scheme on the Commencement Date, any period of pensionable service under the Racal Staff Scheme which he has been notified by the Trustees counts towards his benefits under this Scheme.

                  Staff Pensionable Service shall be expressed in complete years with complete months which are not part of a complete year being expressed as a fraction of a year.

                  There shall be deducted any part of the period or periods in paragraphs (1) and (2) above which does not count as Staff Pensionable Service due to temporary absence from work as provided in Rule 6 or the applicable temporary absence rule prevailing when the absence occurred.

                  Staff Pensionable Service shall be subject to a maximum of 40 years or such longer period as may be permitted under the Revenue Limits Rules.

         4.3      MORE THAN ONE PERIOD OF STAFF PENSIONABLE SERVICE

                  If a Member who has been in Pensionable Service leaves Service or withdraws from active membership of the Staff Section and subsequently rejoins the Staff Section, each of the periods of Staff Pensionable Service shall count as a separate period of Staff Pensionable Service unless:-

                  (a) the Trustees with the consent of the Principal Employer agree to aggregate them; or

                  (b) the Member is a female Member who is absent from work wholly or partly because of pregnancy or confinement and the periods of Pensionable Service separated by the period of maternity absence are required to be treated as continuous by Part VIII of the Employment Rights Act 1996.

                  Where a Member has any period of Staff Pensionable Service which is not aggregated in accordance with this sub-Rule with his most recent period of Staff Pensionable Service, the benefits payable to and in respect of him in respect of the earlier period or periods are determined in accordance with the Rules relating to early leaves.

         4.4      CHANGE OF SCHEME EMPLOYER

                  Where a Member is employed by one Employer and immediately after the termination of his employment with that Employer he becomes an employee of another Employer, his Staff Pensionable Service shall not be treated as having been broken by reason only of such change of employment.

5        MEMBERS IN PART-TIME EMPLOYMENT

         5.1      PURPOSE OF THIS RULE

                  This Rule explains the adjustments required where any Member's Staff Pensionable Service includes both full-time and part-time employment or variable part-time employment.

         5.2      INTERPRETATION

                  In this Rule:-

                  (1) "FULL-TIME EMPLOYMENT" means in respect of any Employer and any period, employment with the Employer which, by reason of the number of hours per week (or month) for which the Member is contracted to work, is treated by the Employer as full-time employment; and

                  (2) "PART-TIME EMPLOYMENT" means employment with the Employer which is less than Full-time Employment.

         5.3      MEMBERS TO WHOM THIS RULE APPLIES

                  This Rule applies to any Member where during the Member's Staff Pensionable Service:-

                  (a) the Member has periods both of Full-time Employment and Part-time Employment; or

                  (b) the Member has periods of Part-time Employment in respect of which there is a difference in the number of hours per week (or month) for which he is contracted to work as a proportion of the number of hours required for Full-time Employment.

                  The Trustees may rely on a statement from the Employer as to the hours per week (or month) for which any Member is or was contracted to work and the number of hours which are or were required for Full-time Employment with the Employer.

         5.4      CONVERSION INTO FULL-TIME EQUIVALENT

                  Where by virtue of sub-Rule 5.3 this Rule applies to any Member, in respect of each period during which the number of hours per week (or month) for which the Member is required to work bears the same proportion to the number of hours required for Full-time Employment, his Final Pensionable Earnings and Staff Pensionable Service shall be converted into their full-time equivalent and the benefit attributable to each such period shall then be aggregated. For this purpose:-

                  (1) the Member's Final Pensionable Earnings shall be converted into its full-time equivalent by multiplying it by the fraction FTH/CH; and

                  (2) the Member's Staff Pensionable Service shall be converted into its full time equivalent by multiplying it by the fraction CH/FTH:-

                  where:-

                           (a) "FTH" is the number of hours per week (or month) required for Full-time Employment at the end of such period; and

                           (b) "CH" is the number of hours per week (or month) for which the Member is contracted to work at the end of the period in question.

         5.5      TREATMENT OF NOTIONAL PENSIONABLE SERVICE

                  Where any benefit under the Rules is required to be calculated taking into account notional Pensionable Service after a Member's actual Pensionable Service has terminated, it shall be assumed that the number of hours for which the Member was contracted to work and the number of hours required for Full-time Employment in each case as at the date when his Pensionable Service terminated would have continued to apply if he had remained in Pensionable Service.

6        CONSEQUENCES OF TEMPORARY ABSENCE

         6.1      PURPOSE OF THIS RULE

                  This Rule determines:-

                  (1) whether and the extent to which any period during which a Member is temporarily absent from work with his Employer, but remains in Service, is to be included in the Member's Staff Pensionable Service;

                  (2) whether and the extent to which the Member is obliged to pay contributions during or in respect of any such period of temporary absence; and

                  (3) whether the Member's death during any such period of temporary absence is to count as death in Pensionable Service for the purpose of determining benefits on death in Pensionable Service under Section 6 of these Rules.

         6.2      MATERNITY ABSENCE: (a) PAID

                  If a female Member is absent from work wholly or partly because of pregnancy or confinement whilst remaining in Service, then to the extent that the period of absence is a period of paid maternity absence within the meaning of paragraph 5(3) of Schedule 5 to the Social Security Act 1989 or a maternity leave period within the meaning of section 235(1) of the Employment Rights Act 1996, the effect of the Member's absence shall be as provided in the following sub-Rules of this Rule.

                  6.2.1 CONTINUATION OF MEMBERSHIP. The Member shall be deemed to continue in Pensionable Service throughout the period of paid maternity absence or maternity leave period.

                  6.2.2 CONTRIBUTIONS DURING ABSENCE. The Member shall continue to pay contributions in accordance with Rule 3 during the period of paid maternity absence calculated by reference to her actual earnings from her Employer instead of by reference to her Pensionable Earnings.

                  6.2.3 PERIOD OF PENSIONABLE SERVICE. The period of paid maternity absence or maternity leave period shall be included in the Member's Staff Pensionable Service.

                  6.2.4 DEATH DURING ABSENCE. If a Member dies in Service during the period of paid maternity absence or maternity leave period she shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules. To the extent that the benefits under
                           Section 6 fail to be determined by reference to her earnings during a period which included a period of paid maternity absence, they shall be determined in accordance with the normal employment requirement within the meaning of paragraph 5(3) of Schedule 5 to the Social Security Act 1989.

         6.3      MATERNITY ABSENCE: (b) UNPAID

                  If a female Member is absent from work wholly or partly because of pregnancy or confinement whilst remaining in Service, then to the extent that the period of absence is not a period of paid maternity absence within the meaning of paragraph 5(3) of Schedule 5 to the Social Security Act 1989 or a maternity leave period within the meaning of section 235(1) of the Employment Rights Act 1996, the effect of the Member's absence shall be as provided in the following sub-Rules of this Rule.

                  6.3.1 CONTINUATION OF MEMBERSHIP. The Member shall be deemed to continue in Pensionable Service throughout the period in question.

                  6.3.2 CONTRIBUTIONS DURING ABSENCE. The Member shall cease to pay contributions in accordance with Rule 3 during the period of absence but may following her return to work pay the contributions calculated by reference to her full Pensionable Salary which she would have paid if this sub-Rule had not applied in such instalments and over such period as she may agree with the Trustees.

                  6.3.3 PERIOD OF PENSIONABLE SERVICE. Any period of maternity absence to which this sub-Rule 6.3 applies shall be included in the Member's Staff Pensionable Service only to the extent that the Member pays contributions in respect of it, by way of arrears of contributions paid following her return to work in accordance with sub-Rule 6.3.2.

                  6.3.4 DEATH DURING ABSENCE. If the Member dies in Service during a period of maternity absence to which this sub-Rule 6.3 applies, she shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules.

         6.4      OTHER CAUSES OF TEMPORARY ABSENCE

                  If a Member is temporarily absent from work and the Member is not a female Member whose absence comes within sub-Rules 6.2 or 6.3, the effect of the Member's absence shall be as provided in the following sub-Rules of this Rule.

                  6.4.1 CONTINUATION OF MEMBERSHIP. The Member shall be deemed to have left Pensionable Service upon the expiry of the following periods:-

                           (a) if the absence is due to illness or injury, 30 months from the date when the absence commences; or

                           (b) if the absence is for any other reason, 12 months from the date when the absence commences;

                           or such longer period (if any) as the Trustees and the Principal Employer may agree.

                  6.4.2 CONTRIBUTIONS DURING ABSENCE. For so long as the Member receives salary or pay from his Employer at not less than half the rate of his salary or pay immediately before the absence commenced, he shall continue to pay contributions in accordance with Rule 3 during the period of absence calculated by reference to his full Pensionable Earnings. For so long as any Member receives salary or pay from his Employer at less than half the rate of his salary or pay immediately before the absence commenced, he shall cease to pay contributions in accordance with Rule 3 during the period of absence but may following his return to work pay the contributions (calculated by reference to his full Pensionable Earnings) which he would have paid if this sub-Rule had not applied in such instalments and over such period as he may agree with the Trustees.

                  6.4.3 PERIOD OF PENSIONABLE SERVICE. Any period of temporary absence shall be included in the Member's Staff Pensionable Service only to the extent that the Member pays contributions in respect of it, either during the period of absence or by way of arrears of contributions paid following his return to work in accordance with sub-Rule 6.4.2.

                  6.4.4. DEATH DURING ABSENCE. If a Member dies in Service whilst absent from work and he has not been deemed to have left Pensionable Service in accordance with sub-Rule 6.4.1, he shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules.

                     SECTION 4: MEMBER'S RETIREMENT BENEFITS

7        MEMBER'S RETIREMENT BENEFITS: GENERAL

         7.1      MEMBER'S RETIREMENT BENEFITS

                  On retirement from Pensionable Service:-

                  (1)      a Member is entitled to a pension; and

                  (2) a Transferred Racal RBS Member is also entitled to a cash sum;

                  calculated and paid in accordance with Rules 8 to 13.

                  If before a Member's Normal Retirement Age his Pensionable Service is terminated by him leaving Service or withdrawing from membership of the Staff Section whilst remaining in Service, and he does not become entitled to any early retirement pension under Rules 9 to 12, the benefits payable to and in respect of him are determined in accordance with
                  Section 7 of these Rules.

         7.2      OTHER PROVISIONS APPLICABLE TO RETIREMENT PENSIONS

                  A Member's pension payable under Rules 8 to 13:-

                  (1) shall be reduced in accordance with Rules 14 or 15 if the Member exercises his commutation or surrender options under them;

                  (2)      shall be payable in accordance with Rule 27; and

                  (3)      shall be subject to increases in accordance with Rule
                           28.

         7.3      SUPPLEMENTS TO RETIREMENT PENSIONS

                  Members' retirement pensions under Rule 8 to 13 may be supplemented:-

                  (1) as a result of the Member having paid additional voluntary contributions in accordance with sub-Rule
                           3.4 or the Former Provisions;

                  (2) as a result of a transfer payment or transfer payments having been received in respect of the Member under Clause 18 in Schedule 2 to this Deed or under the Former Provisions; or

                  (3) as a result of the exercise of the augmentation powers contained in Clause 21 in Schedule 2 to this Deed.

                  The extent to which Rules 14 (commutation option), 15 (surrender option), 27 (payment of pensions) and 28 (pension increases) apply to any supplement to the Member's retirement pension referred to in sub-Rule 7.3 depends on the terms agreed between the Member and the Trustees in the case of additional voluntary contributions and transfer payments and on the terms specified by the Trustees in the case of augmentations.

         7.4      CONTRACTING-OUT AND INLAND REVENUE REQUIREMENTS

                  The Trustees must ensure:-

                  (1) that if the Member was in Contracted-out Employment in relation to the Scheme before 6 April 1997, the Member's retirement pension attributable to Pensionable Service prior to 6 April 1997 complies with the GMP Rules; and

                  (2) that the Member's retirement benefits do not exceed the limits applicable to them under the Revenue Limits Rules.

8        NORMAL RETIREMENT

         8.1      MEMBER'S ENTITLEMENT TO PENSION FROM NORMAL RETIREMENT AGE

                  A Member whose Pensionable Service terminates as a result of his retirement from Service at Normal Retirement Age shall be entitled to a normal retirement pension from the Scheme which shall commence to be payable with effect from the day following his Normal Retirement Age for the remainder of his lifetime and which shall be calculated in accordance with this Rule.

         8.2      INITIAL ANNUAL AMOUNT OF MEMBER'S PENSION

                  The initial annual amount of a Member's pension under sub-Rule
                  8.1 shall be calculated by using the following formula:-

                    Final Pensionable Earnings x Staff Pensionable Service
                                                 -------------------------
                                                             60

         8.3      TRANSFERRED RACAL RBS MEMBERS

                  A Member who becomes entitled to a normal retirement pension in accordance with sub-Rule 8.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated by using the following formula:-

                        Final Pensionable Earnings x Racal RBS Service
                                                     -----------------
                                                            480

9        EARLY RETIREMENT: (A) GENERALLY

         9.1      CIRCUMSTANCES IN WHICH MEMBER'S PENSION MAY COMMENCES EARLY

                  A Member's retirement pension may commence before his Normal Retirement Age in any of the following circumstances:-

                  (1)      voluntary early retirement under Rule 10;

                  (2)      redundancy early retirement under Rule 11; or

                  (3)      early retirement due to Serious Ill-health under Rule
                           12.

         9.2      PRESERVATION REQUIREMENTS

                  In accordance with Regulation 8(4) of the Preservation Regulations, the Trustees must be reasonably satisfied that when any Member's pension becomes payable under Rules 10, 11 or 12 before his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of section 94(2) of the Pension Schemes Act).

         9.3      GMP REQUIREMENTS

                  If any Member whose pension commences before Normal Retirement Age under this rule was in Contracted-out Employment in relation to the Scheme before 6 April 1997, the Trustees shall have power to adjust any pension payable under this rule to such extent as may be necessary to ensure that when the Member attains State Pensionable Age (as defined in the GMP Rules), the Member's pension attributable to Pensionable Service prior to 6 April 1997 is not less than the amount required under the GMP Rules.

10       EARLY RETIREMENT: (B) VOLUNTARY

         10.1     WHEN PAYABLE

                  If:-

                  (1) a Member's Pensionable Service terminates on or after the date when he attains age 50 and

                  (2) the Principal Employer consents to the immediate commencement of his retirement pension (except that in the case of a Pre-88 Member, such consent shall not be required to the commencement of the pension on or after the Member's 60th birthday);

                  he shall be entitled to an early retirement pension from the Scheme which shall commence to be payable with effect from the day after his Pensionable Service terminates (or such later date as the Trustees shall agree with him) and which shall continue to be payable for the remainder of his lifetime.

         10.2     INITIAL ANNUAL AMOUNT

                  Subject to sub-Rules 10.3 and 10.4, the initial annual amount of a Member's voluntary early retirement pension under sub-Rule 10.1 shall be calculated in two stages:-

                  (1)      first, by using the following formula:-

                     Final Pensionable Earnings x Staff Pensionable Service;
                                                  -------------------------
                                                              60

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect of the period from the date when the pension becomes payable until the Member's Normal

                           Retirement Age in order to take account of the fact that the pension is likely to be payable for longer than if it were to commence at the Member's Normal Retirement Age. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

         10.3     ADJUSTMENT FOR MALE PRE-88 MEMBERS

                  If the Member is a male Pre-88 Member the reduction under paragraph (2) of sub-Rule 10.2 shall be determined as follows:-

                  (a) the part of the pension attributable to Staff Pensionable Service before 17 May 1990 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age;

                  (b) the part of the pension attributable to Staff Pensionable Service on or after 17 May 1990 but before 1 September 1993 shall be reduced in respect of the period (if any) from the date it becomes payable until the Member's 60th birthday; and

                  (c) the part of the pension attributable to Staff Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age.

         10.4     ADJUSTMENT FOR FEMALE PRE-88 MEMBERS

                  If the Member is a female Pre-88 Member the reduction under paragraph (2) of sub-Rule 10.2 shall be determined as follows:-

                  (a) the part of the pension attributable to Staff Pensionable Service before 1 September 1993 shall be reduced in respect of the period (if any) from the date it becomes payable until the Member's 60th birthday; and

                  (b) the part of the pension attributable to Staff Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age.

         10.5     TRANSFERRED RACAL RBS MEMBERS

                  A Member who becomes entitled to an early retirement pension in accordance with sub-Rule 10.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated in two stages:-

                  (1)      first by using the following formula:-

                           Final Pensionable Earnings x Racal RBS Service
                                                        -----------------
                                                               480

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect from the date when the cash sum became payable until in the case of a male Member his Normal Retirement Age and in the case of a female member her 60th birthday. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

11       EARLY RETIREMENT: (C) REDUNDANCY

         11.1     WHEN PAYABLE

                  If a Member's Pensionable Service terminates on or after the date when he attains age 50 and his Employer certifies to the Trustees that this occurred because his Service terminated by reason of redundancy then, provided that both the Trustees and his Employer consent to the immediate commencement of his retirement pension, he shall be entitled to an early retirement pension from the Scheme which shall commence to be payable with effect from the date after his Pensionable Service terminates (or such later date as his Employer and the Trustees shall agree with him) and which shall continue to be payable for the remainder of his lifetime.

         11.2     INITIAL ANNUAL AMOUNT

                  Subject to sub-Rules 11.3 and 11.4, the initial annual amount of a Member's redundancy early retirement pension under sub-Rule 11.1 shall be calculated in the same way as a voluntary early retirement pension under sub-Rule 10.2 except that the early retirement reduction factor under sub-Rule 10.2(2) shall be applied only in respect of the period (if any) from the date when the pension becomes payable until the Member's 60th birthday.

         11.3     ADJUSTMENT FOR MALE PRE-88 MEMBERS

                  If the Member is a male Pre-88 Member, and the redundancy early retirement pension commences before the Member's 60th birthday, the early retirement reduction factor shall be applied only as follows:-

                  (a) the part of the pension attributable to Staff Pensionable Service before 17 May 1990 shall be reduced in respect of the period from the date when the pension commences until the Member's 60th birthday;

                  (b) the part of the pension attributable to Staff Pensionable Service on or after 17 May 1990 but before 1 September 1993 shall be reduced in respect of the period (if any) from the date when the pension commences until the Member's 55th birthday; and

                  (c) the part of the pension attributable to Staff Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date when the pension commences until the Member's 60th birthday.

         11.4     ADJUSTMENT FOR FEMALE PRE-88 MEMBERS

                  If the Member is a female Pre-88 Member and the redundancy early retirement pension commences before the Member's 60th birthday, the early retirement reduction factor shall be applied only as follows:-

                  (a) the part of the pension attributable to Staff Pensionable Service before 1 September 1993 shall be reduced in respect of the period (if any) from the date when the pension commences until the Member's 55th birthday; and

                  (b) the part of the pension attributable to Staff Pensionable Service on or after 1 September 1993 shall be reduced only in respect of the period from the date when the pension commences until the Member's 60th birthday.

         11.5     RELIANCE BY TRUSTEES ON STATEMENTS FROM EMPLOYERS

                  The Trustees may rely on a statement from the Member's Employer that the Member's Pensionable Service has terminated in the circumstances mentioned in sub-Rule 11.1.

         11.6     TRANSFERRED RACAL RBS MEMBERS

                  A Member who becomes entitled to an early retirement pension in accordance with sub-Rule 11.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated in two stages:-

                  (1)      first by using the following formula:-

                           Final Pensionable Earnings x Racal RBS Service
                                                        -----------------
                                                               480

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect from the date when the cash sum became payable until in the case of a male Member his Normal Retirement Age and in the case of a female member her 60th birthday. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

12       EARLY RETIREMENT: (D) SERIOUS ILL-HEALTH

         12.1     WHEN PAYABLE

                  If a Member's Pensionable Service terminates because of Serious Ill-health, he may be granted an ill-health early retirement pension from the Scheme subject to and in accordance with the following sub-Rules of this Rule.

         12.2     PROCEDURE

                  Before his Pensionable Service terminates the Member must request his Employer to support his application to the Trustees for a Serious Ill-health pension to be granted. The Employer may only make such an application if it is satisfied that the Member's state of health is such as to warrant his retirement from employment with the Employer.

                  If any Employer supports an application to the Trustees following a request from a Member in accordance with this sub-Rule, the Trustees shall decide whether the Member is suffering from Serious Ill-health, and notify the Employer and the Member of their decision.

         12.3     MEDICAL EVIDENCE BEFORE COMMENCEMENT OF PENSION

                  For the purpose of sub-Rule 12.2, the Employer and the Trustees shall be entitled to such medical evidence (if any) as they may respectively require. The Member must co-operate in providing all such evidence, including undergoing any medical examination(s) which the Employer or the Trustees may require.

         12.4     COMMENCEMENT

                  A Serious Ill-health early retirement pension shall commence to be payable with effect from the day after the Member's Pensionable Service terminates (or such later date as the Trustees shall agree with him) and which shall, subject to sub-Rules 12.6 and 12.7, continue to be payable for the remainder of his lifetime.

         12.5     INITIAL ANNUAL AMOUNT

                  Subject to sub-Rule 12.6, the initial annual amount of a Member's Serious Ill-health early retirement pension shall be the amount of a voluntary early retirement pension calculated in accordance with sub-Rule 10.2 or if the Trustees and the Principal Employer consider a higher amount to be appropriate in the circumstances, such higher amount as the Trustees with the consent of the Principal Employer shall decide, but not greater than the amount which would have been payable under Rule 8 if he had remained in Pensionable Service until his Normal Retirement Age (based on the Member's Final Pensionable Earnings at his Scheme Exit Date).

         12.6     SUBSEQUENT ADJUSTMENT

                  If:-

                  (1) a Member's pension is a Serious Ill-health early retirement pension; and

                  (2) at any time or times between the date when his pension commences and his Normal Retirement Age, in the Trustees' opinion (having taken such medical evidence as they may require) his state of health improves, or deteriorates;

                  the Member's entitlement thereafter shall be of such pension (if any) as the Trustees, with the consent of the Principal Employer, decide to be appropriate in the circumstances, but so that with effect from the Member's Normal Retirement Age his pension shall be not less than it would have been under Rule 23 if on the date of his retirement he had become an early leaver with a preserved pension payable under that Rule but reduced to such extent as the Trustees decide to be appropriate to take account of any part of the Serious Ill-health early retirement pension which the Member commuted for a lump sum.

         12.7     MEDICAL EVIDENCE AFTER COMMENCEMENT OF PENSION

                  A Member shall not be entitled to the continued payment of a Serious Ill-health pension unless after it comes into payment he co-operates in providing all such evidence, including undergoing any medical examination(s) which the Trustees may from time to time require.

         12.8     TRANSFERRED RACAL RBS MEMBERS

                  A Member who becomes entitled to an ill-health early retirement pension in accordance with sub-Rule 12.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated by using the following formula:-

                         Final Pensionable Earnings x Racal RBS Service
                                                      -----------------
                                                             480

13       LATE RETIREMENT

         13.1     COMMENCEMENT OF LATE RETIREMENT PENSION

                  If with the consent of his Employer a Member continues in Service after his Normal Retirement Age, the commencement of his pension shall be postponed until he retires from Service except in the following circumstances.

                  (1) If he is a Pre-87 Limits Member of an 87 Limits Member for the purposes of the Revenue Limits Rules, he may with the prior written consent of the Principal Employer commence to draw his pension with effect from any day after he attains Normal Retirement Age.

                  (2) If he is an 89 Limits Member for the purposes of the Revenue Limits Rules, he may not commence to draw his pension from the Scheme until his Service terminates except that his pension from the Scheme must come into payment at the latest when he attains age 75.

         13.2     INITIAL ANNUAL AMOUNT OF LATE RETIREMENT PENSION

                  Where the commencement of a Member's pension has been postponed in accordance with sub-Rule 13.1 until after he attains Normal Retirement Age, the initial annual amount of his pension shall be equal to the normal retirement pension which would have been payable to the Member under Rule 8 if the Member had retired on attaining his Normal Retirement Age increased by such late retirement factor as the Trustees having consulted the Actuary consider appropriate having regard to the period of postponement.

         13.3     TRANSFERRED RACAL RBS MEMBERS

                  A Member whose pension is paid in accordance with this Rule 13 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated by using the following formula:-

                         Final Pensionable Earnings x Racal RBS Service
                                                      -----------------
                                                             480

                  and adjusting the amount thereby obtained in the same manner as his pension is adjusted in accordance with sub-Rule 13.2.

                   SECTION 5: ALTERNATIVES TO MEMBER'S PENSION

14       COMMUTATION

         14.1     MEMBER'S RIGHT TO COMMUTE

                  A Member who becomes entitled to a pension from the Scheme may elect to commute part of it for a lump sum subject to and in accordance with this Rule.

         14.2     MEMBER'S ELECTION TO COMMUTE

                  A Member's election under sub-Rule 14.1 shall be made by giving to the Trustees such notice within such period as the Trustees may require.

         14.3     MAXIMUM LUMP SUM

                  The maximum lump sum for which a Member may commute part of his pension pursuant to sub-Rule 14.1 shall be:-

                  (1) the amount determined by taking 3/80ths of the Member's Final Pensionable Earnings and multiplying it by the Member's Staff Pensionable Service (or, if the Member is entitled to an ill-health early retirement pension, the period of Staff Pensionable Service he would have completed if he had remained in Pensionable Service until Normal Retirement Age); or

                  (2) such greater amount as the Trustees may agree and which will not exceed Revenue Limits.

         14.4     MEMBER CONTINUING IN SERVICE AFTER NORMAL RETIREMENT AGE

                  A Member who continues in Service after his Normal Retirement Age may not receive a lump sum by way of commutation pursuant to this Rule until he commences to receive his pension from the Scheme unless he is a Pre-87 Limits Member or an 87 Limits Member for the purpose of the Revenue Limits Rules. If the Member is a Pre-87 Limits Member or on 87 Limits Member he may with the prior written consent of the Principal Employer make an election pursuant to sub-Rule 14.1 at any time from his Normal Retirement Age to the date when his late retirement pension commences to be paid.

         14.5     BENEFITS FROM MEMBER'S VOLUNTARY CONTRIBUTIONS

                  If before April 1987 a Member had entered into arrangements for the payment of voluntary contributions under the Scheme or under another retirement benefits scheme established by, or to which contributions were paid:-

                  (1)      by, his Employer; or

                  (2) by an employer in respect of which his Employer is a relevant employer (within the meaning of Regulation 2 of the Occupational Pension Schemes (Transitional Provisions) Regulations 1988 (SI 1988 No. 1436));

                  any pension secured by his voluntary contributions to the Scheme may be commuted pursuant to sub-Rule 14.1. Otherwise, such pension may not be so commuted although it may be taken into account in the calculation of the lump sum.

         14.6     EXCEPTIONAL CIRCUMSTANCES OF SERIOUS ILL-HEALTH

                  If a Member is in exceptional circumstances of serious ill-health such that the Trustees are advised by a medical practitioner that the Member's expectation of life is very short (in the sense of being measured in months rather than years) and the Trustees determine that in the circumstances a pension is not a reasonable provision for the Member, the Trustees shall have power to commute the whole of the Member's pension for a lump sum.

         14.7     TRIVIAL PENSIONS

                  Notwithstanding sub-Rule 14.3, if a Member's benefit has become payable or the Scheme is being wound up and that benefit does not exceed the Triviality Limit:-

                  (1)      the Member may make an election pursuant to sub-Rule
                           14.1 in respect of the whole of it; or

                  (2) the Trustees shall have the power to commute the whole of it for a lump sum if they determine that it would be conducive to the efficient administration of the Scheme to do so.

         14.8     COMMUTATION FACTORS

                  In determining the amount by which the Member's pension is to be reduced in any case of partial commutation the Trustees shall use such commutation factors as, having taken advice from the Actuary, they may from time to time agree with the Principal Employer and adopt for the purposes of this Rule.

                  The amount of the lump sum to be paid in full commutation of
                  (a) the benefits of a Member who is in exceptional circumstances of serious ill-health, or (b) trivial benefits, shall be calculated on a basis agreed by the Trustees and the Principal Employer having been certified as reasonable by the Actuary.

         14.9     GMP REQUIREMENTS

                  If a Member was in Contracted-out Employment in relation to the Scheme before 6 April 1997, then insofar as his Scheme pension represents his Guaranteed Minimum Pension it may only be commuted in accordance with the GMP Rules.

15       SURRENDER OPTION

         15.1     TRUSTEES' DISCRETION TO PERMIT SURRENDER

                  With the agreement of the Trustees a Member may elect to surrender part of his pension in return for the provision by the Scheme of a pension or pensions for the Member's spouse and/or such one or more of his Dependants approved by the Trustees as he may nominate payable from the date of the Member's death if, but only if, the Member dies after he commences to receive a pension from the Scheme. Any pension payable as a result of such an election is additional to any pension payable to the spouse or any Dependent Child of the Member pursuant to the Rules concerning benefits payable on the Member's death, and shall be payable for such period as the Member may agree with the Trustees.

         15.2     MEMBER'S ELECTION TO SURRENDER

                  A Member's election under sub-Rule 15.1 shall be made by giving to the Trustees such notice within such period (and with such evidence of good health) as the Trustees may require and must in any event be made before the Member's own pension commences. The person or persons nominated by the Member must be the Member's spouse or a Dependant or Dependants at the date on which the notice is given. The Trustees may in the absence of such evidence of good health, refuse to accept a Member's election.

         15.3     REVENUE AND CONTRACTING-OUT LIMITS ON SURRENDER

                  The surrender of a Member's pension under this Rule is subject to the following restrictions:-

                  (1) the amount or aggregate amount of any pensions provided for a Member's spouse or Dependant or Dependants by virtue of an election made pursuant to sub-Rule 15.1 shall not exceed the reduced pension payable to the Member following the surrender; and

                  (2) if the Member is a Contracted-out Member the reduction in the Member's pension attributable to Pensionable Service before 6 April 1997 resulting from an election made pursuant to sub-Rule 15.1 must not be such as to reduce the Member's pension below his Guaranteed Minimum Pension.

         15.4     SURRENDER FACTORS

                  In determining the rate at which a Member's pension may be surrendered pursuant to this Rule in return for the provision by the Scheme of a pension or pensions for the Member's spouse and/or one or more of the Member's Dependants, the Trustees shall use such surrender factors as, having taken advice from the Actuary, they shall think fit and the Principal Employer shall approve.

         15.5     EFFECT OF DEATH OF SPOUSE OR NOMINATED DEPENDANT

                  If the spouse or any Dependant of a Member who is entitled to a pension from the Scheme as a result of an election made by the Member pursuant to sub-Rule 15.1 dies before the Member but on or after the date when the Member's own pension has commenced to be paid, the Member's election made pursuant to this Rule shall remain in force and he shall remain entitled only to the part of his pension which he has not surrendered.

                  If the spouse or any Dependant of a Member who is entitled to a pension form the Scheme as a result of an election made by the Member pursuant to sub-Rule 15.1 dies before the Member dies and before the date when the Member's pension commences to be paid, the Member's election in respect of such spouse or such Dependant shall be cancelled automatically with effect from the spouse's or Dependant's death and the Member's entitlement to pension from the Scheme shall be the same as it would have been if in respect of such spouse or Dependant that election had not been made.

         15.6     REVOCATION OF MEMBER'S ELECTION

                  An election made by a Member pursuant to sub-Rule 15.1 may be revoked:-

                  (1) by the Member only with the Trustees' consent and only prior to the earlier of his Normal Retirement Age and the commencement of his pension from the Scheme; and

                  (2) by the Trustees if the Member retires from Service prior to his Normal Retirement Age.

                  In either such case the Member's entitlement to pension from the Scheme shall be the same as it would have been if that election had not been made.

         15.7     FURTHER ELECTION FOLLOWING CANCELLATION OR REVOCATION

                  Following the cancellation or revocation of a Member's election under (as the case may be) sub-Rule 15.5 or 15.6 above the Member may, if he so wishes but subject always to sub-Rule 15.2 and the agreement of the Trustees, make a further election in accordance with sub-Rule 15.1

                      SECTION 6: BENEFITS ON MEMBER'S DEATH

16       BENEFITS ON MEMBER'S DEATH: GENERAL

         16.1     CATEGORIES OF BENEFIT PAYABLE

                  If a Member dies, benefits will be provided from the Staff
                  Section in one or more of the following categories:-

                  (1)      a lump sum;

                  (2)      a spouse's pension;

                  (3)      a Financial Dependant's pension; and

                  (4)      children's pensions.

                  The particular benefits payable on the Member's death depend on whether the Member dies in Pensionable Service (Rule 17), in Service on or after Normal Retirement Age (Rule 18) or after the commencement of his own pension (Rule 19).

                  If a Member dies after his Pensionable Service has terminated but before the commencement of his own pension, the benefits payable on his death are determined in accordance with Section 7 of these Rules.

         16.2     PROVISIONS APPLICABLE TO PENSIONS ON MEMBER'S DEATH

                  16.2.1   COMMENCEMENT

                           A spouse's or Dependent Child's pension shall commence on the day which next follows the date of the Member's death.

                  16.2.2   TERMINATION

                           (a) SPOUSE'S PENSION. A spouse's pension shall terminate with the last instalment paid before the spouse dies

                           (b) FINANCIAL DEPENDANT'S PENSION. A Financial Dependant's pension shall terminate in accordance with sub-Rule 17.3, 18.3 or 19.4 (as the case may be).

                           (c) DEPENDENT CHILD'S PENSION. A Dependent Child's pension shall terminate with the last instalment paid before the earliest of the following dates:-

                                    (1)      if the Dependent Child does not
                                             continue in full-time educational
                                             or vocational training after
                                             attaining age 18, when the
                                             Dependent Child attains age 18;

                                    (2)      if the Dependent Child does
                                             continue in full-time educational
                                             or vocational training after
                                             attaining age 18,
                                             when the Dependent Child ceases to
                                             be in full-time educational or
                                             vocational training or attains age
                                             21 if earlier; or

                                    (3)      the date of the Dependent Child's
                                             death;

                                    except that in the case of a child who is a Dependent Child as a result of being wholly or partly financially dependent on the Member by reason of physical or mental incapacity, the Dependent Child's pension shall terminate at such time as the Trustees shall decide.

                  16.2.3   PENSION INCREASES

                           Pensions payable to Member's spouses, Financial Dependants and Dependent Children under these Rules shall be increased in accordance with Rule 28.

                  16.2.4   COMMUTATION

                           A pension payable to a Member's spouse, Financial Dependant or Dependent Child may only be commuted if the pension is Trivial. Such a pension may be commuted when it becomes payable or when the Member's own pension is commuted on grounds of triviality.

                  16.2.5   GMP REQUIREMENTS

                           To the extent that any part of a pension payable to the Member's spouse is a Guaranteed Minimum Pension:-

                           (1) it is subject to the overriding guarantee set out in the GMP Rules; and

                           (2) it may only be commuted in accordance with the GMP Rules.

17       DEATH IN PENSIONABLE SERVICE

         17.1     LUMP SUM BENEFIT

                  If a Member dies in Pensionable Service before his Normal Retirement Age, there shall be payable in accordance with Clause 22 in Schedule 2 to this Deed a lump sum equal to three times the Member's Pensionable Earnings.

                  The amount payable under this sub-Rule upon the death of any Member shall not exceed the amount which the Trustees receive, as a result of the Member's death, under any policy by which the Member's life is for the time being assured; but this paragraph of this sub-Rule shall not limit the amount which the Trustees are entitled to claim from the underwriter or underwriters of the policy in question.

         17.2     SPOUSE'S PENSION

                  If a Member:-

                  (1) dies in Pensionable Service before Normal Retirement Age; and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount equal to one half of the pension to which Member would have been entitled under Rule 8 if he had remained in Pensionable Service until his Normal Retirement Age (based on the Member's Final Pensionable Earnings at the date of his death).

         17.3     FINANCIAL DEPENDENT'S PENSION

                  If a Member:-

                  (1)      dies in Pensionable Service before Normal Retirement
                           Age;

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependent;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependent of such initial annual amount (not exceeding the amount which would have been payable under sub-Rule 17.2 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         17.4     CHILDREN'S PENSIONS:-

                  17.4.1   NO PRIOR PENSION PAID TO SPOUSE OR FINANCIAL
                           DEPENDENT

                           If a Member:-

                           (1) dies in Pensionable Service before Normal Retirement Age;

                           (2)      is not survived by a spouse;

                           (3) is not survived by a Financial Dependent to whom the Trustees decide to award a pension under sub-Rule 17.3; but

                           (4)      is survived by a Dependent Child or
                                    Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows:

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 17.2 if the Member had been survived by a spouse; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 17.2 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  17.4.2   PRIOR PENSION PAID TO SPOUSE OR FINANCIAL DEPENDENT

                           If:-

                           (1) a pension is payable to a Member's spouse under sub-Rule 17.2 or a Member's Financial Dependent under sub-Rule 17.3; and

                           (2) on the death of the Member's spouse or that Financial Dependent there is any child living who:

                                    (i)      was a Dependent Child of the Member
                                             at the date of the Member's death;
                                             and

                                    (ii)     continues to be a Dependent Child
                                             at the date of the spouse's or
                                             Financial Dependent's death;

                           the spouse's or Financial Dependent's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependent's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  17.4.3   ADDITIONAL PENSION

                           If a Member:-

                           (1) dies in Pensionable Service before Normal Retirement Age; and

                           (2)      is survived by a Dependent Child or
                                    Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) in addition to any pension or pensions payable under sub-Rules 17.4.1 or 17.4.2, a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to 5 per cent of the Member's Pensionable Earnings; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to 5 per cent of the

                           Member's Pensionable Earnings in respect of each child (but limited to a maximum of 15 per cent) and which shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

18       DEATH IN SERVICE ON OR AFTER NORMAL RETIREMENT AGE

         18.1     LUMP SUM BENEFIT

                  If a Member dies in Service on or after his Normal Retirement Age, there shall be payable in accordance with Clause 22 in
                  Schedule 2 to this Deed a lump sum equal to five times what would have been the initial annual rate of the Member's pension from the Scheme under Rule 13 if he had retired on the day before his death.

         18.2     SPOUSE'S PENSION

                  If a Member:-

                  (1)      dies in Service on or after Normal Retirement Age;
                           and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount calculated using the formula:-

                             1/2 x Member's Pension

                  where "Member's Pension" is what would have been the initial amount of the Member's pension from the Scheme under Rule 13 if he had retired on the day before his death and any exercise by the Member of his options under Rules 14 (commutation) or 15 (surrender) were disregarded.

         18.3     FINANCIAL DEPENDENT'S PENSION

                  If a Member:-

                  (1)      dies in Service on or after Normal Retirement Age;

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependent;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependent of such initial amount (not exceeding the amount which would have been payable under sub-Rule 18.2 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         18.4     CHILDREN'S PENSIONS

                  18.4.1   NO PRIOR PENSION PAID TO SPOUSE OR FINANCIAL
                           DEPENDENT

                           If a Member:-

                           (1)      dies in Service on or after Normal
                                    Retirement Age;

                           (2)      is not survived by a spouse;

                           (3) is not survived by a Financial Dependent to whom the Trustees decide to award a pension under sub-Rule 18.3; but

                           (4)      is survived by a Dependent Child or
                                    Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 18.2 if the Member had been survived by a spouse; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 18.2 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  18.4.2   PRIOR PENSION PAID TO SPOUSE OR FINANCIAL DEPENDENT

                           If:-

                           (1) a pension is payable to a Member's spouse under sub-Rule 18.2 or a Member's Financial Dependent under sub-Rule 18.3; and

                           (2) on the death of the Member's spouse or that Financial Dependent there is any child living who:-

                                    (i)      was a Dependent Child of the Member
                                             at the date of the Member's death;
                                             and

                                    (ii)     continues to be a Dependent Child
                                             at the date of the spouse's or
                                             Financial Dependent's death;

                           the spouse's or Financial Dependent's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependent's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

19       DEATH AFTER RETIREMENT

         19.1     LUMP SUM BENEFIT: (A) 5 YEAR GUARANTEE

                  If a Member dies within the period of five years from and including the date when his pension from the Scheme commences to be payable, there shall be payable in accordance with Clause 22 in Schedule 2 to this Deed a lump sum equal to the difference between:-

                  (a) the aggregate amount of pension which the Member would have received during that five year period if he had survived to the end of the period (calculated on the basis that the annual rate of pension payable at the date of his death would have continued to apply for the remainder of the period); and

                  (b) the amount of pension actually paid to him before his death.

         19.2     LUMP SUM BENEFIT: (B) CONTINUED LIFE COVER IN SPECIAL CASES

                  Where a Member retires with an immediate early retirement pension:-

                  (1) under Rule 11 (redundancy early retirement) where the Member's Pensionable Service commenced before 1 October 1991; or

                  (2)      under Rule 12 (early retirement due to Serious
                           Ill-health);

                  and the Member dies on or after the commencement of his early retirement pension but before his Normal Retirement Age, then:-

                  (a) if his pension is a redundancy early retirement pension, a lump sum equal to three times the Member's Pensionable Earnings shall be payable to his personal representatives; or

                  (b) if his pension is a Serious Ill-health early retirement pension, a lump sum equal to three times the Member's Pensionable Earnings (or, if he is in receipt of a Serious Ill-Health pension which is less than the maximum permitted under sub-Rule 12, a lump sum of such amount as the Trustees may decide) shall be payable in accordance with Clause 22 in Schedule 2 to this Deed.

         19.3     SPOUSE'S PENSION

                  If a Member:-

                  (1) dies on or after the date when his pension from the Scheme commences to be payable; and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount calculated using the formula:-

                                    1/2 x Member's Pension

                  where "Member's Pension" means the amount of the Member's pension from the Scheme at the date of his death or, if the Member had exercised either of his options under Rules 14 (commutation) or 15 (surrender), what would have been the amount of the Member's pension from the Scheme at the date of his death if he had not exercised those options.

         19.4     FINANCIAL DEPENDENT'S PENSION

                  If a Member:-

                  (1) dies on or after the date when his pension from the Scheme commences to be payable; and

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependent;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependent of such initial amount (not exceeding the amount which would have been payable under sub-Rule 19.3 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         19.5     CHILDREN'S PENSIONS

                  19.5.1   NO PRIOR PENSION PAID TO SPOUSE OR FINANCIAL
                           DEPENDENT

                           If a Member:-

                           (1) dies on or after the date when his pension from the Scheme commences to be payable;

                           (2)      is not survived by a spouse;

                           (3) is not survived by a Financial Dependent to whom the Trustees decide to award a pension under sub-Rule 19.4; but

                           (4)      is survived by a Dependent Child or
                                    Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 19.3 if the Member had been survived by a spouse; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 19.3 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  19.5.2   PRIOR PENSION PAID TO SPOUSE OR FINANCIAL DEPENDENT

                           If:-

                           (1) a pension is payable to a Member's spouse under sub-Rule 19.3 or a Member's Financial Dependent under sub-Rule 19.4; and

                           (2) on the death of the Member's spouse or that Financial Dependent there is any child living who:-

                                    (i)      was a Dependent Child of the Member
                                             at the date of the Members death;
                                             and

                                    (ii)     continues to be a Dependent Child
                                             at the date of the spouse's or
                                             Financial Dependent's death;

                           the spouse's or Financial Dependent's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependent's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                            SECTION 7: EARLY LEAVERS

20       EARLY LEAVERS: GENERAL

         20.1     APPLICATION OF THIS SECTION TO EARLY LEAVERS

                  This Section applies where, before a Member attains Normal Retirement Age, his Pensionable Service is terminated by him leaving Service or withdrawing from membership of the Staff Section whilst remaining in Service, and he does not become entitled to an early retirement pension under Rules 9 to 12.

         20.2     EARLY LEAVERS NOT QUALIFYING FOR PRESERVED BENEFITS

                  If:-

                  (a) the Member has completed less than two years' Qualifying Service when his Pensionable Service terminates; and

                  (b) no transfer payment has been made to the Scheme in respect of his rights under a personal pension scheme;

                  he is entitled to a refund of contributions in accordance with Rule 21.

         20.3     EARLY LEAVERS WHO QUALIFY FOR PRESERVED BENEFITS

                  If:-

                  (a) the Member has completed at least two years' Qualifying Service when his Pensionable Service terminates; or

                  (b) a transfer payment has been made to the Scheme in respect of his rights under a personal pension scheme;

                  he is entitled to preserved benefits in accordance with Rule
                  22.

21       EARLY LEAVER NOT ENTITLED TO PRESERVED BENEFITS

         21.1     REFUND OF CONTRIBUTIONS

                  Where, as provided in sub-Rule 20.2, a Member is not entitled to preserved benefits under the Scheme, there shall be payable to him, in substitution for all other benefits payable to or in respect of him under the Scheme, an amount equal to his Member's Contributions less:-

                  (1) such amount as the Trustees are entitled to retain out of the refund by virtue of section 61 of the Pension Schemes Act as a result of electing to pay a contributions equivalent premium in respect of such Member (being so much of the premium as is attributable to primary Class 1 contributions); and

                  (2)      such tax as the Trustees may be required to deduct.

         21.2     TRANSFER OPTION

                  A Member to whom sub-Rule 21.1 applies may instead of taking a refund of his Member's Contributions elect by giving prior written notice to the Trustees to have an amount equal to his Member's Contributions paid to another occupational pension scheme or a personal pension scheme pursuant to Clause 19 in
                  Schedule 2.

2.22     EARLY LEAVER ENTITLED TO PRESERVED BENEFITS

         22.1     ENTITLEMENT TO PRESERVED BENEFITS

                  Where, as provided in sub-Rule 20.3, a Member is entitled to preserved benefits under the Scheme, the Member is a Deferred Member and the benefits payable to and in respect of him from the Scheme upon the termination of his Pensionable Service shall be determined in accordance with this Rule and Rules 23 to 26.

         22.2     COMMUTATION AND/OR SURRENDER OF PRESERVED PENSION

                  The preserved pension payable to any Deferred Member may be:-

                  (1) commuted for a lump sum, subject to and in accordance with the provisions of Rule 14; and/or

                  (2) surrendered in return for the provision by the Scheme of a pension or pensions for one or more of his Dependents, subject to and in accordance with the provisions of Rule 15.

         22.3     OTHER PROVISIONS APPLICABLE TO PRESERVED PENSIONS

                  Any pension payable under this rule:-

                  (1) shall be reduced in accordance with Rule 14 or 15 to the extent that it is commuted or surrendered under either of those Rules.

                  (2)      shall be payable in accordance with Rule 27; and

                  (3) shall, after it commences, be subject to increases in accordance with Rule 28.

         22.4     SUPPLEMENTS TO PRESERVED PENSIONS

                  Deferred Members' preserved pensions under Rules 23 to 25 may be supplemented:-

                  (1) as a result of the Member having paid additional voluntary contributions in accordance with sub-Rule
                           3.4 or the Former Provisions;

                  (2) as a result of a transfer payment or transfer payments having been received in respect of the Member under Clause 18 in Schedule 2 to this Deed or under the Former Provisions; or

                  (3) as a result of the exercise of the augmentation powers contained in Clause 21 in Schedule 2 to this Deed.

                  The extent to which Rules 14 (commutation option), 15 (surrender option), 27 (payment of pensions) and 28 (pension increases) apply to any supplement to the Member's retirement pension referred to in this sub-Rule 22.4 depends on the terms agreed between the Member and the Trustees in the case of additional voluntary contributions and transfer payments and on the terms specified by the Trustees in the case of augmentations.

         22.5     CONTRACTING-OUT AND INLAND REVENUE REQUIREMENTS

                  The Trustees must ensure:-

                  (1) that if the Member was in Contracted-out Employment in relation to the Scheme before 6 April 1997, the Member's retirement pension attributable to Pensionable Service prior to 6 April 1997 complies with the GMP Rules; and

                  (2) that the Member's retirement benefits do not exceed the limits applicable to them under the Revenue Limits Rules.

         22.6     ALTERNATIVES TO PRESERVED BENEFITS

                  If a Deferred Member:-

                  (1) has acquired a right under section 94 of the Pension Schemes Act to the cash equivalent of the benefits which have accrued to or in respect of him under the Scheme; and

                  (2) he has not lost that right in accordance with section 100 of the Pension Schemes Act;

                  he may require the Trustees to use the cash equivalent in one or more of the ways specified in section 95 of the Pension Schemes Act. In that case the provisions of Part IV of Chapter IV of time Pension Schemes Act shall apply generally, including the discharge of the Trustees pursuant to section 99 of the Pension Schemes Act.

                  Except to the extent that a Deferred Member is entitled to exercise, and exercises, the option conferred by section 95 of the Pension Schemes Act, if he wishes the benefits accrued to and in respect of him under the Scheme to be bought out or transferred to another retirement benefits scheme or personal pension scheme, he may request the Trustees to exercise their powers under Clauses 19 or 20 in Schedule 2 to this Deed.

23       COMMENCEMENT OF PRESERVED BENEFITS AT NRA

         23.1     PAYMENT

                  At his Normal Retirement Age a Deferred Member shall be entitled to a pension from the Scheme payable for the remainder of his lifetime.

         23.2     INITIAL ANNUAL AMOUNT

                  The initial annual amount of a Deferred Member's pension at Normal Retirement Age under sub-Rule 23.1 shall be determined as follows:-

                  (1) by first calculating his preserved pension prior to revaluation by using the following formula:-

                         Final Pensionable Earnings x Staff Pensionable Service;
                                                      -------------------------
                                                                 60

                  (2) by revaluing the part (if any) of the amount determined pursuant to paragraph (1) of this sub-Rule which is equal to the Member's Guaranteed Minimum Pension in accordance with the GMP Rules; and

                  (3) by revaluing the part of the amount determined pursuant to paragraph (1) of this sub-Rule which exceeds the Member's Guaranteed Minimum Pension in accordance with the provisions of Chapter II of Part IV of the Pension Schemes Act if the benefits payable to and in respect of the Member under the Scheme are required to be revalued under that Chapter.

         23.3     TRANSFERRED RACAL RBS MEMBERS

                  A Deferred Member who becomes entitled to a pension at Normal Retirement Age in accordance with sub-Rule 23.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated by using the following formula:-

                          Final Pensionable Earnings x Racal RBS Service
                                                       -----------------
                                                             480

24       COMMENCEMENT OF PRESERVED BENEFITS BEFORE NRA

         24.1     CONDITIONS FOR EARLY COMMENCEMENT

                  A Deferred Member may elect that his pension shall commence from a date before his Normal Retirement Age if the following conditions are satisfied:-

                  (1)      (a) the Deferred Member has attained the age of 50 or
                           (b) in the Trustees' opinion after taking medical advice he has become incapable of following his normal employment by reason of Serious Ill-health; and

                  (2) the Trustees agree to the commencement of his pension from that date (except that in the case of a Pre-88 Member, such consent shall not be required to the commencement of the pension on or after the Member's 60th birthday).

         24.2     INITIAL ANNUAL AMOUNT

                  Subject to sub-Rules 24.3 and 24.4 the initial amount of a Deferred Member's pension under sub-Rule 24.1 shall be determined as follows:-

                  (1)      by calculating the amount referred to in paragraph
                           (1) of sub-Rule 23.2 and revaluing such amount in the manner provided for in paragraphs (2) and (3) of sub-Rule 23.2 to the date when the pension is to commence; and

                  (2) by applying an early retirement reduction factor to the amount determined pursuant to paragraph (1) of this sub-Rule in respect of the period from the date when the pension becomes payable until the Member's Normal Retirement Age in order to take account of the fact that the pension is likely to be payable for longer than if it were to commence at the Member's Normal Retirement Age. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

         24.3     ADJUSTMENT FOR MALE PRE-88 MEMBERS

                  If the Member is a male Pre-88 Member the reduction under paragraph (2) of sub-Rule 24.2 shall be determined as follows:-

                  (a) the part of the pension attributable to Staff Pensionable Service before 17 May 1990 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age;

                  (b) the part of the pension attributable to Staff Pensionable Service on or after 17 May 1990 but before 1 September 1993 shall be reduced in respect of the period (if any) from the date it becomes payable until the Member's 60th birthday; and

                  (c) the part of the pension attributable to Staff Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date it becomes payable until the Member' s Normal Retirement Age.

         24.4     ADJUSTMENT FOR FEMALE PRE-88 MEMBERS

                  If the Member is a female Pre-88 Member the reduction under paragraph (2) of sub-Rule 24.2 shall be as follows:-

                  (a) the part of the pension attributable to Staff Pensionable Service before 1 September 1993 shall be reduced in respect of the period (if any) from the date it becomes payable until the Member's 60th birthday; and

                  (b) the part of the pension attributable to Staff Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age.

         24.5     TRANSFERRED RACAL RBS MEMBERS

                  A Deferred Member whose pension commences before Normal Retirement Age in accordance with sub-Rule 24.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated in two stages:-

                  (1)      first by using the following formula:-

                           Final Pensionable Earnings x Racal RBS Service
                                                        -----------------
                                                               480

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect from the date when the cash sum became payable until in the case of a male Member his Normal Retirement Age and in the case of a female member her 60th birthday. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

         24.6     PRESERVATION REQUIREMENTS

                  In accordance with Regulation 8(4) of the Preservation Regulations the Trustees must be reasonably satisfied that, when any Member's benefits become payable under this Rule before his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of
                  Section 94(2) of the Pension Schemes Act).

25       COMMENCEMENT OF PRESERVED BENEFITS AFTER NRA

         25.1     CONDITIONS FOR LATE COMMENCEMENT: (a) 89 LIMITS MEMBERS

                  If a Deferred Member:-

                  (1) is an 89 Limits Member for the purposes of the Revenue Limits Rules;

                  (2)      leaves Service before his Normal Retirement Age; and

                  (3) continues in employment (other than Service) after his Normal Retirement Age;

                  he may, with the consent of the Trustees, elect that the commencement of his pension shall be postponed until a date which is after his Normal Retirement Age but not later than his 75th birthday.

         25.2     CONDITIONS FOR LATE COMMENCEMENT: (b) OTHER MEMBERS

                  (1) is a Pre-87 Limits Member or an 87 Limits Member for the purposes of the Revenue Limits Rules:

                  (2)      leaves Service before his Normal Retirement Age; and

                  (3) continues in employment (other than Service) after his Normal Retirement Age;

                  he may with the consent of the Trustees, elect that the commencement of his pension shall be postponed until his employment terminates or his 7Oth birthday if earlier.

         25.3     INITIAL ANNUAL AMOUNT

                  Where the commencement of a Deferred Member's pension has been postponed in accordance with sub-Rules 25.1 or 25.2, the initial annual amount of his pension shall be determined as follows:

                  (1) by calculating his preserved pension at Normal Retirement Age in accordance with sub-Rule 23.2; and

                  (2) by increasing the amount determined pursuant to paragraph (1) of this sub-Rule by such late retirement factor as the Trustees having consulted the Actuary consider appropriate having regard to the period of postponement.

         25.4     TRANSFERRED RACAL RBS MEMBERS

                  A Member whose pension is paid in accordance with this Rule 25 and who is a Transferred RBS Racal Member shall also be entitled to a cash sum calculated by using the following formula:-

                  Final Pensionable Earnings x Racal RBS Service
                                               -----------------
                                                      480

                  and adjusting the amount thereby obtained in the same manner as his pension is adjusted in accordance with sub-Rule 25.3(2).

         25.5     PRESERVATION REQUIREMENTS

                  In accordance with Regulation 8(4) of the Preservation Regulations the Trustees must be reasonably satisfied that, when any Member's pension becomes payable under this Rule after his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of section 94(2) of the Pension Schemes Act).

26       BENEFITS ON DEATH OF EARLY LEAVER WITH PRESERVED BENEFITS

         26.1     LUMP SUM ON DEATH OF DEFERRED MEMBER WHILST BENEFITS PRESERVED

                  If a Deferred Member dies before his preserved pension commences to be paid, there shall be payable from the Scheme to the Member's estate a lump sum equal to the Member's Contributions.

         26.2 SPOUSE'S PENSION ON DEATH OF DEFERRED MEMBER WHILST BENEFITS PRESERVED

                  If a Deferred Member:-

                  (1) dies before his preserved pension commences to be paid; and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount, determined as follows:-

                  (1) by first calculating the amount found by using the formula:-

                     Final Pensionable Earnings x Staff Pensionable Service; and
                                                  -------------------------
                                                             160

                  (2) by then revaluing the part of the amount found under paragraph (1) of this sub-Rule which is attributable to the Member's Pensionable Service on or after 6 April 1997 in accordance with section 84 of the Pension Schemes Act as though it were a benefit of the kind mentioned in section 83(1)(a) of the Pension Schemes Act.

         26.3     FINANCIAL DEPENDENT'S PENSION

                  If a Member:-

                  (1) dies before his preserved pension commences to be paid;

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependent;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependent of such initial annual amount (not exceeding the amount which would have been payable under sub-Rule 26.2 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         26.4     BENEFITS ON DEATH OF DEFERRED MEMBER AFTER PENSION COMMENCES

                  If a Deferred Member dies on or after the date when his pension from the Scheme commences to be payable, benefits shall be payable in respect of him in accordance with Rule 19.

         26.5     OTHER PROVISIONS APPLICABLE TO SURVIVORS' PENSIONS

                  The provisions of Rule 16 shall apply to the pensions payable to the spouses and Financial Dependents of deceased Deferred Members under this Rule.

           SECTION 8: PENSIONS - PAYMENT ARRANGEMENTS AND INCREASES

27       PAYMENT OF PENSIONS

         27.1     PAYMENT ARRANGEMENTS

                  Subject to sub-Rule 27.2, all pensions payable from the Scheme shall be paid in advance by monthly installments on such working day in the month as the Trustee may from time to time decide except that the first installment of any pension may be paid in arrears as soon as is reasonably practicable after the pension commences.

         27.2     POWER TO CHANGE PAYMENT ARRANGEMENTS

                  The Trustees shall have power with the Principal Employer's consent to alter the date on which and/or intervals at which pensions are paid from the Scheme (including power to make alterations which result in pensions being payable otherwise than in advance) and when doing so to make such arrangements for apportionment in respect of the commencement and termination of pensions and such transitional arrangements in respect of any such alteration in each case as they may consider necessary or desirable.

         27.3     OVERPAYMENT OF PENSIONS

                  If any installment of any pension is paid after the person entitled to it has died, such installment (or all of them if more than one) shall be repayable to the Trustees by the recipient or his personal representatives (as the case may be).

28       PENSION INCREASES

         28.1     GUARANTEED MINIMUM PENSIONS

                  Insofar as any pension payable from the Scheme and attributable to Pensionable Service before 6 April 1997 is a Guaranteed Minimum Pension, it shall be increased to the extent required by the GMP Rules.

         28.2     OTHER PENSIONS

                  Insofar as any pension payable from the Scheme is attributable to Pensionable Service before 6 April 1997 and is not a Guaranteed Minimum Pension, or is attributable to Pensionable Service on or after 6 April 1997, its annual rate shall be increased with effect from 1 April each year by the lesser of:-

                  (1) the percentage increase in the RPI during the year ended on the preceding 30 September; and

                  (2)      five per cent.

         28.3     MEMBERS IN PENSIONABLE SERVICE ON 1 SEPTEMBER 1993

                  In the case of any pension which is payable from the Scheme to or in respect of a Member who was in Pensionable Service on 1 September 1993, the annual rate of the increases under sub-Rules 28.1 and 28.2 shall be not less than 4 per cent.

         28.4     FIRST ANNUAL INCREASE

                  On the 1 April which first follows the date on which any pension commences to be paid, the increase under sub-Rule 28.2 shall be 1/12th of the percentage increase provided for in that sub-Rule multiplied by the number of complete months in the period from the date on which the pension commences to the following 31 March.

                          PAGE INTENTIONALLY LEFT BLANK

                          VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

         SCHEDULE 4: EXECUTIVE MANAGER AND SENIOR MANAGER SECTION RULES

SECTION 1: INTRODUCTION, ELIGIBILITY AND MEMBERSHIP ....................137

      INTRODUCTION .....................................................137
      1.1  Interpretation ..............................................137
      1.2  Defined terms ...............................................137
      1.3  Application .................................................138
      1.4  Transfer to another Section .................................138
      1.5  Member categories ...........................................138

2     ELIGIBILITY AND MEMBERSHIP .......................................138
      2.1  Eligibility conditions ......................................138
      2.2  Evidence as to fulfillment of conditions ....................139
      2.3  Admission of new Employees to membership when first
           eligible ....................................................139
      2.4  Medical and other evidence ..................................139
      2.5  Discretionary admission to membership .......................139
      2 6  Effect of admission to membership ...........................139
      2.7  Opting out ..................................................140
      2.8  Re-joining the Scheme after opting out ......................140
      2.9  Effect of providing incomplete or inaccurate information ....140

SECTION 2: MEMBERS' CONTRIBUTIONS ......................................141

3     MEMBERS' CONTRIBUTIONS ...........................................141
      3.1  Compulsory contributions ....................................141
      3.2  Voluntary contributions .....................................141
      3.3  Notice to be given by Members concerning voluntary
           contributions ...............................................141
      3.4  Benefits in respect of voluntary contributions ..............141
      3.5  Repayment of surplus voluntary contributions ................142
      3.6  Deduction of contributions from salary or pay ...............142
      3.7  Termination of Member's contributions .......................142
      3.8  Member's contributions during temporary absence .............142

SECTION 3: PENSIONABLE SERVICE AND TEMPORARY ABSENCE ...................143

4     CALCULATION OF VODAFONE MANAGERS PENSIONABLE SERVICE .............143
      4.1  Purpose of this Rule ........................................143
      4.2  Vodafone Managers Pensionable Service .......................143
      4.3  More than one period of Vodafone Managers Pensionable
           Service .....................................................143
      4 4  Change of Scheme Employer ...................................144

5     MEMBERS IN PART-TIME EMPLOYMENT ..................................144
      5.1  Purpose of this Rule ........................................144
      5.2  Interpretation ..............................................144

      5.3  Members to whom this Rule applies ...........................144
      5.4  Conversion into full-time equivalent.. ......................145
      5.5  Treatment of notional Pensionable Service ...................145

6     CONSEQUENCES OF TEMPORARY ABSENCE ................................145
      6.1  Purpose of this Rule ........................................145
      6.2  Maternity absence: (a) paid .................................146
      6.3  Maternity absence: (b) unpaid ...............................146
      6.4  Other causes of temporary absence ...........................147

SECTION 4: MEMBER'S RETIREMENT BENEFITS ................................149

7     MEMBER'S RETIREMENT BENEFITS: GENERAL ............................149
      7.1  Member's retirement benefits ................................149
      7.2  Other provisions applicable to retirement pensions ..........149
      7.3  Supplements to retirement pensions ..........................149
      7.4  Contracting-out and Inland Revenue requirements .............150

8     NORMAL RETIREMENT ................................................150
      8.1  Member's entitlement to pension from Normal Retirement
           Age .........................................................150
      8.2  Initial annual amount of Member's pension ...................150
      8.3  Transferred Pensionable Service .............................150
      8.4  Transferred Racal RBS Members ...............................151

9     EARLY RETIREMENT: (A) GENERALLY ..................................151
      9.1   Circumstances in which Member's pension may commence
            early ......................................................151
      9.2   Preservation requirements ..................................151
      9.3   GMP requirements ...........................................151

10    EARLY RETIREMENT: (B) VOLUNTARY ..................................152
      10.1  When payable ...............................................152
      10.2  Initial annual amount ......................................152
      10.3  Adjustment for male Pre-88 Members .........................152
      10.4  Adjustment for female Pre-88 Members .......................153
      10.5  Transferred Pensionable Service ............................153
      10.6  Transferred Racal RBS Members ..............................153

11    EARLY RETIREMENT: (C) REDUNDANCY .................................154
      11.1  When payable ...............................................154
      11.2  Initial annual amount ......................................154
      11.3  Adjustment for male Pre-88 Members .........................154
      11.4  Adjustment for female Pre-88 Members .......................155
      11.5  Reliance by Trustees on statements from Employers ..........155
      11.6  Transferred Racal RBS Members ..............................155

12    EARLY RETIREMENT: (D) SERIOUS ILL-HEALTH .........................155
      12.1  When payable ...............................................155
      12.2  Procedure ..................................................156
      12.3  Medical evidence before commencement of pension ............156
      12.4  Commencement ...............................................156

      12.5  Initial annual amount ......................................156
      12.6  Subsequent adjustment ......................................156
      12.7  Medical evidence after commencement of pension .............157
      12.8  Transferred Racal RBS Members ..............................157

13    LATE RETIREMENT ..................................................157
      13.1  Commencement of late retirement pension ....................157
      13.2  Initial annual amount of late retirement pension ...........158
      13.3  Transferred Racal RBS Members ..............................158

SECTION 5: ALTERNATIVES TO MEMBER'S PENSION ............................159

14    COMMUTATION ......................................................159
      14.1  Member's right to commute ..................................159
      14.2  Member's election to commute ...............................159
      14.3  Maximum lump sum ...........................................159
      14.4  Member continuing in Service after Normal Retirement Age ...159
      14.5  Benefits from Member's voluntary contributions .............159
      14.6  Exceptional circumstances of serious ill-health ............160
      14.7  Trivial pensions ...........................................160
      14.8  Commutation factors ........................................160
      14.9  GMP requirements ...........................................160

15    SURRENDER OPTION .................................................161
      15.1  Trustees' discretion to permit surrender ...................161
      15 2  Member's election to surrender .............................161
      15.3  Revenue and contracting-out limits on surrender ............161
      15.4  Surrender factors ..........................................161
      15.5  Effect of death of spouse or nominated Dependent ...........162
      15.6  Revocation of Member's election ............................162
      15.7  Further election following cancellation or revocation ......162

SECTION 6: BENEFITS ON MEMBER'S DEATH ..................................163

16    BENEFITS ON MEMBER'S DEATH: GENERAL ..............................163
      16.1  Categories of benefit payable ..............................163
      16.2  Provisions applicable to pensions on Member's death ........163

17    DEATH IN PENSIONABLE SERVICE .....................................164
      17.1  Lump sum benefit ...........................................164
      17.2  Spouse's pension ...........................................165
      17.3  Financial Dependent's pension ..............................165
      17.4  Children's pensions: .......................................165

18    DEATH IN SERVICE ON OR AFTER NORMAL RETIREMENT AGE ...............167
      18.1  Lump sum benefit ...........................................167
      18.2  Spouse's pension ...........................................167
      18.3  Financial Dependent's pension ..............................167
      18.4  Children's pensions ........................................168

19    DEATH AFTER RETIREMENT ...........................................168
      19.1  Lump sum benefit: (a) 5 year guarantee .....................169
      19.2  Lump sum benefit: (b) continued life cover in special cases ......................................................169
      19.3  Spouse's pension ...........................................170
      19.4  Financial Dependents pension ...............................170
      19.5  Children's pensions ........................................170

SECTION 7: EARLY LEAVERS ...............................................171

20    EARLY LEAVERS: GENERAL ...........................................172
      20.1  Application of this Section to early leavers ...............172
      20.2  Early leavers not qualifying for preserved benefits ........172
      20.3  Early leavers who qualify for preserved benefits ...........172

21    EARLY LEAVER NOT ENTITLED TO PRESERVED BENEFITS ..................172
      21.1  Refund of contributions ....................................172
      21.2  Transfer option ............................................173

22    EARLY LEAVER ENTITLED TO PRESERVED BENEFITS ......................173
      22.1  Entitlement to preserved benefits ..........................173
      22.2  Commutation and/or surrender of preserved pension ..........173
      22.3  Other provisions applicable to preserved pensions ..........173
      22.4  Supplements to preserved pensions ..........................173
      22.5  Contracting-out and Inland Revenue requirements ............174
      22.6  Alternatives to preserved benefits .........................174

23    COMMENCEMENT OF PRESERVED BENEFITS AT NRA ........................175
      23.1  Payment ....................................................175
      23.2  Initial annual amount ......................................175
      23.3  Transferred Pensionable Service ............................175
      23.4  Transferred Racal RBS Members ..............................175

24    COMMENCEMENT OF PRESERVED BENEFITS BEFORE NRA ....................176
      24.1  Conditions for early commencement ..........................176
      24.2  Initial annual amount ......................................176
      24.3  Adjustment for male Pre-88 Members .........................176
      24.4  Adjustment for female Pre-88 Members .......................177
      24.5  Transferred Racal RBS Members ..............................177
      24.6  Preservation requirements ..................................177

25    COMMENCEMENT OF PRESERVED BENEFITS AFTER NRA .....................178
      25.1  Conditions for late commencement: (a) 89 Limits Members ....178
      25.2  Conditions for late commencement: (b) other Members ........178
      25.3  Initial annual amount ......................................178
      25.4  Transferred Racal RBS Members ..............................179
      25.5  Preservation requirements ..................................179

26    BENEFITS ON DEATH OF EARLY LEAVER WITH PRESERVED BENEFITS ........179
      26.1  Lump sum on death of Deferred Member whilst benefits preserved ..................................................179
      26.2  Spouse's pension on death of Deferred Member whilst
            benefits preserved .........................................179

      26.3  Members with Transferred Pensionable Service ...............180
      26.4  Financial Dependent's pension ..............................180
      26 5  Benefits on death of Deferred Member after pension
            commences ..................................................180
      26.6  Other provisions applicable to survivors' pensions .........180


SECTION 8: PENSIONS - PAYMENT ARRANGEMENTS AND INCREASES ...............181

27    PAYMENT OF PENSIONS ..............................................181
      27.1  Payment arrangements .......................................181
      27.2  Power to change payment arrangements .......................181
      27.3  Over-payment of pensions ...................................181

28    PENSION INCREASES ................................................181
      28.1  Guaranteed Minimum Pensions ................................181
      28.2  Other pensions .............................................181
      28.3  First annual increase ......................................182

                          PAGE INTENTIONALLY LEFT BLANK

                          VODAFONE GROUP PENSION SCHEME

                     SECOND DEFINITIVE TRUST DEED AND RULES

         SCHEDULE 4: EXECUTIVE MANAGER AND SENIOR MANAGER SECTION RULES

               SECTION 1: INTRODUCTION; ELIGIBILITY AND MEMBERSHIP


1        INTRODUCTION

         1.1      INTERPRETATION

                  These Rules shall be interpreted in accordance with Schedule I to this Deed.

                  Any reference in this Schedule to a numbered Rule is to one of these Rules unless the reference is to a rule in one of the other Schedules.

                  Any reference in this Schedule to a Member is to a Member to whom this Schedule applies as stated in sub-Rule 1.3.

         1.2      DEFINED TERMS

                  In these Rules the following words and expressions have the following meanings respectively:-

                  "Normal Retirement Age" means the date of the Member's 65th birthday;

                  "Racal RBS Service" means, in relation to a Transferred Racal RBS Member, service which qualified for benefit under the Racal RBS Scheme expressed in complete months;

                  "Racal EM&SM Pensionable Service" means, in relation to any Member, any period of pensionable service under the Racal EM&SM Scheme which he has been notified by the Trustees counts towards his benefits under the Executive Manager and Senior Manager Section of this Scheme;

                  "Transferred Pensionable Service" means Racal EM&SM Pensionable Service or Vodafone Staff Pensionable Service; and

                  "Transferred Racal RBS Member" means a Member who:-

                  (1)      was a member of the Racal RBS Scheme on 31 October
                           1988;

                  (2) joined this Scheme on 1 November 1988 as a full contributory Member; and

                  (3) became a Member of this Section of this Scheme on or after the Revision Date (whether or not following any period of pensionable service under the Vodafone EM&SM Scheme);

                  "Vodafone Managers pensionable Service" means the total of the periods referred to in sub-Rule 4.2:

                  "Vodafone Staff Pensionable Service" means, in relation to any Member, any period of Pensionable Service under this Scheme before the Revision Date and/or pensionable service under the Staff Section of this Scheme on or after the Revision Date which he has been notified by the Trustees counts towards his benefits under the Executive Manager and Senior Manager Section of this Scheme.

         1.3      APPLICATION

                  These Rules apply:-

                  (1) to all Members who are in Pensionable Service on the Revision Date and immediately before the Revision Date were in pensionable service under the Vodafone EM&SM Scheme; and

                  (2) to all Members who become Members of the Executive Manager and Senior Manager Section on or after the Revision Date in accordance with Rule 2.

         1.4      TRANSFER TO ANOTHER SECTION

                  When any Member of this Section becomes a Member of another Section of the Scheme, he shall cease to be entitled to benefits under this Section.

         1.5      MEMBER CATEGORIES

                  Pre-88 Members had Normal Retirement Ages of 65 in the case of men and 60 in the case of women until 31 August 1993. Irrespective of their sex, Normal Retirement Age under this Scheme or the Vodafone EM&SM Scheme (whichever was applicable) for these Members became their 65th birthday with effect from 1 September 1993.

                  Members whose Service (as opposed to their Pensionable Service) commenced on or after 1 January 1988 have always had a Normal Retirement Age of 65 which applies to both sexes. Members whose Service commences on or after the Revision Date also have a Normal Retirement Age of 65.

2        ELIGIBILITY AND MEMBERSHIP

         2.1      ELIGIBILITY CONDITIONS

                  An Employee is eligible to become a Member if he fulfills the following eligibility conditions unless he is informed by the Principal Employer that he is not eligible to become a Member:-

                  (1) he is employed by one or more of the Employers as an executive manager or senior manager; and

                  (2) he is aged 18 years or over but under 64 years 11 months.

                  An Employee is not eligible to become a Member if and for so long as he pays contributions to a personal pension scheme approved or for which approval is being sought under Chapter IV of Part XIV of the Taxes Act.

         2.2      EVIDENCE AS TO FULFILLMENT OF CONDITIONS

                  The Trustees may rely on a statement from an Employer as to the fulfillment of the conditions in sub-Rule 2.1 in respect of any Employee.

         2.3      ADMISSION OF NEW EMPLOYEES TO MEMBERSHIP WHEN FIRST ELIGIBLE

                  An Employee shall be admitted to membership of the Executive Manager and Senior Manager Section with effect from the first date on which he satisfies all the eligibility conditions set out in sub-Rule 2.1 subject to the Trustees' powers under sub-Rule 2.4 and (having regard to section 160 of the Pension Schemes Act) with the right under sub-Rule 2.7 to opt out if he does not wish to be or remain a Member.

         2.4      MEDICAL AND OTHER EVIDENCE

                  Before being admitted to membership of the Executive Manager and Senior Manager Section an Employee shall produce such evidence of health, age and such other matters (if any) as the Trustees may require.

                  If when required to do so pursuant to this sub-Rule an Employee fails to produce evidence of good health to the satisfaction of the Trustees, the Trustees may decline to admit him to membership or they may offer him membership on such special terms (including as to modified or partial benefits) as the Trustees with the consent of the Principal Employer shall decide.

         2.5      DISCRETIONARY ADMISSION TO MEMBERSHIP

                  An Employee who would not otherwise be eligible for membership of the Executive Manager and Senior Manager Section may be admitted to membership of the Executive Manager and Senior Manager Section with the consent of the Principal Employer and the Trustees and on such terms and at such time as may be agreed between the Trustees and the Principal Employer.

         2.6      EFFECT OF ADMISSION TO MEMBERSHIP

                  Upon being admitted to membership of the Executive Manager and Senior Manager Section an Employee becomes a Member and is bound by the Trust Deeds.

         2.7      OPTING OUT

                  A Member may at any time withdraw from active membership of the Executive Manager and Senior Manager Section by giving to his Employer for recording and transmission to the Trustees not less than one month's notice to that effect ending on the last day of any month on such form as the Trustees may prescribe for that purpose, or such lesser period of notice (if any) as the Trustees and the Employee may agree to accept. Upon the expiration of such notice the Member concerned shall be treated for the purposes of the Scheme as having terminated his Pensionable Service. If the Member gives such notice before paying any contributions to the Scheme, he shall be treated as if he had never become Member.

         2.8      RE-JOINING THE SCHEME AFTER OPTING OUT

                  A Member who withdraws from active membership of the Executive Manager and Senior Manager Section pursuant to sub-Rule 2.7 may, at the discretion of the Trustees and with the consent of the Principal Employer, be re-admitted to membership of the Executive Manager and Senior Manager Section provided he then fulfills the eligibility conditions mentioned in sub-Rule 2.1 and satisfies the requirements of sub-Rule 2.4. Such re-admission shall be for such benefits and subject to such conditions as the Trustees and the Principal Employer shall decide.

         2.9      EFFECT OF PROVIDING INCOMPLETE OR INACCURATE INFORMATION

                  Without prejudice to sub-Rule 2.4, if when required to do so any Employee or Member fails to provide the Trustees with information or provides them with information which is incomplete or inaccurate, the Trustees may with the consent of the Principal Employer modify the benefits payable to or in respect of the Member under the Scheme to such extent as they may consider appropriate in the circumstances.

                        SECTION 2: MEMBERS' CONTRIBUTIONS

3        MEMBERS' CONTRIBUTIONS


         3.1      COMPULSORY CONTRIBUTIONS

                  In each Scheme Year each Member shall pay contributions to the Scheme in equal installments at the same time as he receives pay from his Employer at the rate of 3.5% of his Pensionable Earnings (or, in the case of a Member who is an 89 Limits Member for the purposes of the Revenue Limits Rules, the Permitted Maximum (as defined in the Revenue Limits Rules), if less).

         3.2      VOLUNTARY CONTRIBUTIONS

                  A Member may pay voluntary contributions to the Scheme of such amounts or at such rates (subject to the limits on Member's contributions mentioned in the Revenue Limits Rules) and at such intervals as he may agree with the Trustees. The assets representing such voluntary contributions and the income from them and any additions to them shall be held by the Trustees separate from all the other assets of the Fund.

         3.3      NOTICE TO BE GIVEN BY MEMBERS CONCERNING VOLUNTARY
                  CONTRIBUTIONS

                  A Member must give the Trustees such notice as the Trustees may require (not exceeding the maximum period of notice allowed by Regulation 2(4) of the Pension Schemes (Voluntary Contributions Requirements and Voluntary and Compulsory Membership) Regulations 1987 (SI 1987 No. 1108)) of his intention to pay voluntary contributions at a specified rate or of a specified amount, or to vary that rate or amount.

         3.4      BENEFITS IN RESPECT OF VOLUNTARY CONTRIBUTIONS

                  The Trustees shall secure:-

                  (1) that any voluntary contributions paid by a Member are used to provide such benefits for or in respect of him under the Scheme as the Trustees and the Member may agree or, in the absence of agreement, as the Trustees may decide and that such benefits:-

                           (a) shall be additional to the benefits provided for or in respect of him under the following
                                    Rules: and

                           (b) shall be money purchase benefits within the meaning of section 181 of the Pension Schemes Act; and

                  (2) that the value of the additional benefits is reasonable having regard to the amount of the voluntary contributions.

         3.5      REPAYMENT OF SURPLUS VOLUNTARY CONTRIBUTIONS

                  This sub-Rule applies if a Member pays voluntary contributions under this Rule and on his Scheme Exit Date the benefits which have accrued to him are found to exceed the maximum total benefits which may be provided by the Scheme to or in respect of him under Revenue Limits.

                  (1) To the extent that the excessive benefits have been secured by the Member's voluntary contributions the amount of the Scheme assets which secure the excessive benefits and consist of or relate to those contributions shall be determined by the Trustees (for which purpose they may rely on the advice of the Actuary).

                  (2) The Trustees shall then pay that amount to the Member (or, if the Member has died, to the Member's estate) after deducting such tax as they may be required to deduct and account for to the Inland Revenue.

                  (3) The Trustees shall also comply with the requirements of Regulation 5 of the Retirement Benefits Schemes (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 (SI 1993 No. 3016), and, where the Scheme is the "leading scheme" in relation to the Member, with the requirements of Regulation 6 of those Regulations so far as they concern main schemes.

        3.6       DEDUCTION OF CONTRIBUTIONS FROM SALARY OR PAY

                  Each Member's Employer shall deduct from the Member's salary or pay the amounts payable by the Member to the Scheme as compulsory and voluntary contributions and pay them to the Trustees promptly and in any event so as to comply with section 49(8) of the Pensions Act and regulations made under it (being at the date of this Deed regulation 16 of the Administration Regulations which requires the payment to the Trustees to be made within 19 days commencing from the end of the month in which the amount is deducted from the Member's earnings).

         3.7      TERMINATION OF MEMBER'S CONTRIBUTIONS

                  Unless a Member's Employer determines otherwise and notifies the Member accordingly, but subject always to such Inland Revenue consent as may from time to time be required, no contributions shall be payable or may be paid by a Member after his Normal Retirement Age or the date when his Pensionable Service terminates, if earlier.

         3.8      MEMBER'S CONTRIBUTIONS DURING TEMPORARY ABSENCE

                  Where a Member is temporarily absent from work with his Employer, the payment of his contributions under this Rule is governed by Rule 6.

              SECTION 3: PENSIONABLE SERVICE AND TEMPORARY ABSENCE

4        CALCULATION OF VODAFONE MANAGERS PENSIONABLE SERVICE

         4.1      PURPOSE OF THIS RULE

                  Most of the benefits payable to or in respect of a Member under the Executive Manager and Senior Manager Section are determined by reference to the Member's Vodafone Managers Pensionable Service. This Rule explains how a Member's Vodafone Managers Pensionable Service is calculated.

         4.2      VODAFONE MANAGERS PENSIONABLE SERVICE

                  Subject to sub-Rule 43, a Member's Vodafone Managers Pensionable Service for the purpose of calculating the benefits payable to and in respect of him under the Executive Manager and Service Manager Section is the total of the following periods (which shall be expressed in complete years with complete months which are not part of a complete year being expressed as a fraction of a year):-

                  (1) the period during which he was in Pensionable Service under the Executive Manager and Senior Manager Section; and

                  (2) if he was in pensionable service under the Vodafone EM&SM Scheme immediately before the Revision Date, the period during which he was in pensionable service under the Vodafone EM&SM Scheme ending on the day before the Revision Date.

                  There shall be deducted any part of such period or periods which does not count as Vodafone Managers Pensionable Service due to temporary absence from work as provided in Rule 6 or the applicable temporary absence rule prevailing at the time when the absence occurred.

         4.3      MORE THAN ONE PERIOD OF VODAFONE MANAGERS PENSIONABLE SERVICE

                  If a member who has been in Pensionable Service leaves Service or withdraws from active membership of the Executive Manager and Senior Manager Section and subsequently rejoins the Executive Manager and Senior Manager Section, each of the periods of Vodafone Managers Pensionable Service shall count as a separate period of Vodafone Managers Pensionable Service unless:-

                  (a) the Trustees with the consent of the Principal Employer agree to aggregate them; or

                  (b) the Member is a female Member who is absent from work wholly or partly because of pregnancy or confinement and the periods of Pensionable Service separated by the period of maternity absence are required to be treated as continuous by Part VIII of the Employment Rights Act 1996.

                  Where a Member has any period of Vodafone Managers Pensionable Service which is not aggregated in accordance with this sub-Rule with his most recent period of Vodafone Managers Pensionable Service, the benefits payable to and in respect of him in respect of the earlier period or periods are determined in accordance with the Rules relating to early leavers.

         4.4      CHANGE OF SCHEME EMPLOYER

                  Where a Member is employed by one Employer and immediately after the termination of his employment with that Employer he becomes an employee of another Employer, his Vodafone Managers Pensionable Service shall not be treated as having been broken by reason only of such change of employment.

5        MEMBERS IN PART-TIME EMPLOYMENT

         5.1      PURPOSE OF THIS RULE

                  This Rule explains the adjustments required where any Member's Vodafone Managers Pensionable Service includes both full-time and part-time employment or variable part-time employment.

         5.2      INTERPRETATION

                  In this Rule:-

                  (1) "Full-time Employment" means in respect of any Employer and any period, employment with the Employer which, by reason of the number of hours per week (or month) for which the Member is contracted to work, is treated by the Employer as full-time employment; and

                  (2) "Part-time Employment" means employment with the Employer which is less than Full-time Employment.

         5.3      MEMBERS TO WHOM THIS RULE APPLIES

                  This Rule applies to any Member where during the Member's Vodafone Managers Pensionable Service:-

                  (a) the Member has periods both of Full-time Employment and Part-time Employment; or

                  (b) the Member has periods of Part-time Employment in respect of which there is a difference in the number of hours per week (or month) for which he is contracted to work as a proportion of the number of hours required for Full-time Employment.

                  The Trustees may rely on a statement from the Employer as to the hours per week (or month) for which any Member is or was contracted to work and the number of hours which are or were required for Full-time Employment with the Employer.

         5.4      CONVERSION INTO FULL-TIME EQUIVALENT

                  Where by virtue of sub-Rule 5.3 this Rule applies to any Member, in respect of each period during which the number of hours per week (or month) for which the November is required to work bears the same proportion to the number of hours required for Full-time Employment, his Final Pensionable Earnings and Vodafone Managers Pensionable Service shall be converted into their full-time equivalent and the benefit attributable to each such period shall then be aggregated. For this purpose:-

                  (1) the Member's Final Pensionable Earnings shall be converted into its full-time equivalent by multiplying it by the fraction FTH/CH; and

                  (2) the Member's Vodafone Managers Pensionable Service shall be converted into its full time equivalent by multiplying it by the fraction CH/FTH;

                  where:-

                           (a) "FTH" is the number of hours per week (or month) required for Full-time Employment at the end of such period; and

                           (b) "CH" is the number of hours per week (or month) for which the Member is contracted to work at the end of the period in question.

         5.5      TREATMENT OF NOTIONAL PENSIONABLE SERVICE

                  Where any benefit under the Rules is required to be calculated taking into account notional Pensionable Service after a Member's actual Pensionable Service has terminated, it shall be assumed that the number of hours for which the Member was contracted to work and the number of hours required for Full-time Employment in each case as at the date when his Pensionable Service terminated would have continued to apply if he had remained in Pensionable Service.

6        CONSEQUENCES OF TEMPORARY ABSENCE

         6.1      PURPOSE OF THIS RULE

                  This rule determines:-

                  (1) whether and the extent to which any period during which a Member is temporarily absent from work with his Employer, but remains in Service, is to be included in the Member's Vodafone Managers Pensionable Service;

                  (2) whether and the extent to which the Member is obliged to pay contributions during or in respect of any such period of temporary absence; and

                  (3) whether the Members death during any such period of temperary absence is to count as death in Pensionable Service for the purpose determining benefits on death in Pensionable Service under Section 6 of these Rules.

         6.2      MATERNITY ABSENCE: (A) PAID

                  If a female Member is absent from work wholly or partly because of pregnancy or confinement whilst remaining in Service, then to the extent that the period of absence is a period of paid maternity absence within the meaning of paragraph 5(3) of Schedule 5 to the Social Security Act 1989 or a maternity leave per within the meaning of section 235(1) of the Employment Rights Act 1996 effect of the Member's absence shall be as provided in the following sub-Rule of this Rule.

                  6.2.1 CONTINUATION OF MEMBERSHIP. The Member shall be deemed to continue in Pensionable Service throughout the period of paid maternity absence or maternity leave period.

                  6.2.2 CONTRIBUTIONS DURING ABSENCE. The Member shall continue to pay contributions in accordance with Rule 3 during the period of paid maternity absence calculated by reference to her actual earnings from her Employer instead of by reference to her Pensionable Earnings.

                  6.2.3 PERIOD OF PENSIONABLE SERVICE. The period of paid maternity absence maternity leave period shall be included in the Member's Vodafone Managers Pensionable Service.

                  6.2.4 DEATH DURING ABSENCE. If a Member dies in Service during the period of paid maternity absence or maternity leave period she shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules. To the extent that the benefits under
                           Section 6 fall to be determined by reference to her earnings during a period which includes a period of paid maternity absence, they shall be determined in accordance with the normal employment requirement within the meaning of paragraph 5(3) of Schedule 5 to the Social Security Act 1989.

         6.3      MATERNITY ABSENCE: (B) UNPAID

                  If a female Member is absent from work wholly or partly because of pregnancy or confinement whilst remaining in Service, then to the extent that the periods absence is not a period of paid maternity absence within the meanings paragraph 5(3) of Schedule 5 to the Social Security Act 1989 or a maternity leave period within the meaning of section 235(1) of the Employment Rights Act 1996 the effect of the Member's absence shall be as provided in the following sub-Rules of this Rule.

                  6.3.1 CONTINUATION OF MEMBERSHIP. The Member shall be to deemed continue in Pensionable Service throughout the period in question.

                  6.3.2 CONTRIBUTIONS DURING ABSENCE. The Member shall cease to pay contributions in accordance with Rule 3 during the period of absence but may following her return to work pay the contributions calculated by reference to her full Pensionable Salary which she would have paid if this sub-Rule had not applied in such installments and over such period as she may agree with the Trustees.

                  6.3.3 PERIOD OF PENSIONABLE SERVICE. Any period of maternity absence to which this sub-Rule 6.3 applies shall be included in the Member's Vodafone Managers Pensionable Service only to the extent that the Member pays contributions in respect of it, by way of arrears of contributions paid following her return to work in accordance with sub-Rule 6.3.2.

                  6.3.4 DEATH DURING ABSENCE. If the Member dies in Service during a period of maternity absence to which this sub-Rule 6.3 applies she shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules.

         6.4      OTHER CAUSES OF TEMPORARY ABSENCE

                  If a Member is temporarily absent from work and the Member is not a female Member whose absence comes within sub-Rules 6.2 or 6.3, the effect of the Member's absence shall be as provided in the following sub-Rules of this Rule.

                  6.4.1 CONTINUATION OF MEMBERSHIP. The Member shall be deemed to have left Pensionable Service upon the expiry of the following periods:-

                           (a) if the absence is due to illness or injury, 30 months from the date when the absence commences; or

                           (b) if the absence is for any other reason, 12 months from the date when the absence commences;

                           or such longer period (if any) as the Trustees and the Principal Employer may agree.

                  6.4.2 CONTRIBUTIONS DURING ABSENCE. For so long as the Member receives salary or pay from his Employer at not less than half the rate of his salary or pay immediately before the absence commenced, he shall continue to pay contributions in accordance with Rule 3 during the period of absence calculated by reference to his full Pensionable Earnings. For so long as any Member receives salary or pay from his Employer at less than half the rate of his salary or pay immediately before the absence commenced, he shall cease to pay contributions in accordance with Rule 3 during the period of absence but may following his return to work pay the contributions (calculated by reference to his full Pensionable Earnings) which he would have paid if this sub-Rule had not applied in such instalments and over such period as he may agree with the Trustees.

                  6.4.3 PERIOD OF PENSIONABLE SERVICE. Any period of temporary absence shall be included in the Member's Vodafone Managers Pensionable Service only to the extent that the Member pays contributions in respect of it, either during the period of absence or by way of arrears of contributions paid following his return to work in accordance with sub-Rule 6.4.2.

                  6.4.4 DEATH DURING ABSENCE. If a Member dies in Service whilst absent from work and he has not been deemed to have left Pensionable Service in accordance with sub-Rule 6.4.1, he shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules.

                     SECTION 4: MEMBERS RETIREMENT BENEFITS

7        MEMBER'S RETIREMENT BENEFITS: GENERAL

         7.1      MEMBERS RETIREMENT BENEFITS

                  On retirement from Pensionable Service:-

                  (1)      a Member is entitled to a pension; and

                  (2) a Transferred Racal RBS Member is also entitled to a cash sum;

                  calculated and paid in accordance with Rules 8 to 13.

                  If before a Member's Normal Retirement Age his Pensionable Service is terminated by him leaving Service or withdrawing from membership of the Executive Manager and Senior Manager Section whilst remaining in Service, and he does not become entitled to any early retirement pension under Rules 9 to 12; the benefits payable to and in respect of him are determined in accordance with Section 7 of these Rules.

         7.2      OTHER PROVISIONS APPLICABLE TO RETIREMENT PENSIONS

                  A Member's pension payable under Rules 8 to 13:-

                  (1) shall be reduced in accordance with Rules 14 or 15 if the Member exercises his commutation or surrender options under them;

                  (2)      shall be payable in accordance with Rule 27; and

                  (3)      shall be subject to increases in accordance with Rule
                           28.

         7.3      SUPPLEMENTS TO RETIREMENT PENSIONS

                  Members' retirement pensions under Rules 8 to 13 may be supplemented:-

                  (1) as a result of the Member having paid additional voluntary contributions in accordance with sub-Rule
                           3.4 or the Former Provisions;

                  (2) as a result of a transfer payment or transfer payments having been received in respect of the Member under Clause 18 in Schedule 2 to this Deed or under the Former Provisions; or

                  (3) as a result of the exercise of the augmentation powers contained in Clause 21 in Schedule 2 to this Deed.

                  The extent to which Rules 14 (commutation option), 15 (surrender option). 27 (payment of pensions) and 28 (pension increases) apply to any supplement to the Member's retirement pension referred to in sub-Rule 7.3 depends on the terms agreed between the Member and the Trustees in the case of additional voluntary contributions and transfer payments and on the terms specified by the Trustees in the case of augmentations.

         7.4      CONTRACTING-OUT AND INLAND REVENUE REQUIREMENTS

                  The Trustees must ensure:-

                  (1) that if the Member was in Contracted-out Employment in relation to the Scheme before 6 April 1997, the Member's retirement pension attributable to Pensionable Service prior to 6 April 1997 complies with the GMP Rules; and

                  (2) that the Member's retirement benefits do not exceed the limits applicable to them under the Revenue Limits Rules.

8        NORMAL RETIREMENT

         8.1      MEMBER'S ENTITLEMENT TO PENSION FROM NORMAL RETIREMENT AGE

                  A Member whose Pensionable Service terminates as a result of his retirement from Service at Normal Retirement Age shall be entitled to a normal retirement pension from the Scheme which shall commence to be payable with effect from the day following his Normal Retirement Age for the remainder of his lifetime and which shall be calculated in accordance with this Rule.

         8.2      INITIAL ANNUAL AMOUNT OF MEMBER'S PENSION

                  The initial annual amount of a Member's pension under sub-Rule
                  8.1 by virtue of his Vodafone Managers Pensionable Service shall be calculated by using the following formula:-

              Final Pensionable Earnings x Vodafone Managers Pensionable Service
                                           -------------------------------------
                                                             50

         8.3      TRANSFERRED PENSIONABLE SERVICE

                  A Member who becomes entitled to a normal retirement pension in accordance with sub-Rule 8.1 and who has Transferred Pensionable Service shall be entitled to additional pension of an initial annual amount calculated by multiplying his Final Pensionable Earnings by the following:-

                  (1) any period of Vodafone Staff Pensionable Service divided by 60;

                  (2) any period of Racal EM&SM Pensionable Service before 1 April 1986 divided by 60; and

                  (3) any period of Racal EM&SM Pensionable Service on or after 1 April 1986 divided by 50.

         8.4      TRANSFERRED RACAL RBS MEMBERS

                  A Member who becomes entitled to a normal retirement pension in accordance with sub-Rule 8.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated by using the following formula:-

                         Final Pensionable Earnings x Racal RBS Service
                                                      -----------------
                                                            480

9        EARLY RETIREMENT: (A) GENERALLY


         9.1      CIRCUMSTANCES IN WHICH MEMBER'S PENSION MAY COMMENCE EARLY

                  A Member's retirement pension may commence before his Normal Retirement Age in any of the following circumstances:-

                  (1)      voluntary early retirement under Rule 10;

                  (2)      redundancy early retirement under Rule 11; or

                  (3)      early retirement due to Serious Ill-health under Rule
                           12.

         9.2      PRESERVATION REQUIREMENTS

                  In accordance with Regulation 8(4) of the Preservation Regulations, the Trustees must be reasonably satisfied that when any Member's pension becomes payable under Rules 10, 11 or 12 before his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of section 94(2) of the Pension Schemes Act).

         9.3      GMP REQUIREMENTS

                  If any Member whose pension commences before Normal Retirement Age under this Rule is entitled to any Guaranteed Minimum Pension, the Trustees shall have power to adjust any pension payable under this rule to such extent as may be necessary to ensure that when the Member attains State Pensionable Age (as defined in the GMP Rules), the Member's pension attributable to Contracted-out Employment prior to 6 April 1997 is not less than the amount required under the GMP Rules.

10       EARLY RETIREMENT. (B) VOLUNTARY

         10.1     WHEN PAYABLE

                  If:-

                  (1) a Member's Pensionable Service terminates on or after the date when he attains age 50 and

                  (2) the Principal Employer consents to the immediate commencement of his retirement pension (except that in the case of a Pre-88 Member, such consent shall not be required to the commencement of the pension on or after the Member's 60th birthday);

                  he shall be entitled to an early retirement pension from the Scheme which shall commence to be payable with effect from the day after his Pensionable Service terminates (or such later date as the Trustees shall agree with him) and which shall continue to be payable for the remainder of his lifetime.

         10.2     INITIAL ANNUAL AMOUNT

                  Subject to sub-Rules 10.3 and 10.4, the initial annual amount of a Member' voluntary early retirement pension under sub-Rule
                  10.1 shall be calculated in two stages:-

                  (1)      first, by using the following formula:-

             Final Pensionable Earnings x Vodafone Managers Pensionable Service;
                                          -------------------------------------
                                                          50

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect of the period from the date when the pension becomes payable until the Member's Normal Retirement Age in order to take account of the fact that the pension is likely to be payable for longer than if it were to commence at the Member's Normal Retirement Age. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

         10.3     ADJUSTMENT FOR MALE PRE-88 MEMBERS

                  If the Member is a male Pre-88 Member the reduction under paragraph (2) of sub-Rule 10.2 shall be determined as follows:-

                  (a) the part of the pension attributable to Vodafone Managers Pensionable Service before 17 May 1990 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age;

                  (b) the part of the pension attributable to Vodafone Managers Pensionable Service on or after 17 May 1990 but before 1 September 1993 shall be reduced in respect of the period (if any) from the date it becomes payable until the Member's 60th birthday; and

                  (C) the part of the pension attributable to Vodafone Managers Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age.

         10.4     ADJUSTMENT FOR FEMALE PRE-88 MEMBERS

                  If the Member is a female Pre-88 Member the reduction under paragraph (2) of sub-Rule 10.2 shall be determined as follows:-

                  (a) the part of the pension attributable to Vodafone Managers Pensionable Service before 1 September 1993 shall be reduced in respect of the period (if any) from the date it becomes payable until the Member's 60th birthday; and

                  (b) the part of the pension attributable to Vodafone Managers Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age.

         10.5     TRANSFERRED PENSIONABLE SERVICE

                  A Member who becomes entitled to an early retirement pension in accordance with sub-Rule 10.1 and who has Transferred Pensionable Service shall also be entitled to have added at the first stage of the calculation in sub-Rule 10.2(1) the amount calculated in accordance with sub-Rule 8.3 (using the Member's Final-Pensionable Earnings at and Pensionable
                  Service to his Scheme Exit Date). Such amount shall also be subject to deduction in accordance with sub-Rules 10.2(2) to
                  10.4 by treating Transferred Pensionable Service before, at or after the dates in question in the same way as Vodafone Managers Pensionable Service.

         10.6     TRANSFERRED RACAL RBS MEMBERS

                  A Member who becomes entitled to an early retirement pension in accordance with sub-Rule 10.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated in two stages:-

                  (1)      first by using the following formula:-

                           Final Pensionable Earnings x Racal RBS Service
                                                        -----------------
                                                               480

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect from the date when the cash sum became payable until in the case of a male Member his Normal Retirement Age and in the case of a female member her 60th birthday. The amount of the reduction factor shall be determined by the Trustees arid the Principal Employer after consulting the Actuary.

11       EARLY RETIREMENT: (C) REDUNDANCY

         11.1     WHEN PAYABLE

                  If a Member's Pensionable Service terminates on or after the date when he attains age 50 and his Employer certifies to the Trustees that this occurred because his Service terminated by reason of redundancy then, provided that both the Trustee and his Employer consent to the immediate commencement of his retirement pension, he shall be entitled to an early retirement pension from the Scheme which shall commence to be payable with effect from the date after his Pensionable Service terminates (or such later date as his Employer and the Trustees shall agree with him) and which shall continue to be payable for the remainder of his lifetime.

         11.2     INITIAL ANNUAL AMOUNT

                  Subject to sub-Rules 11.3 and 11.4, the initial annual amount of a Member redundancy early retirement pension under sub-Rule
                  11.1 shall be calculated in the same way as a voluntary early retirement pension under sub-Rule 10.2 (plus, in the case of a Member who has Transferred Pensionable Service, any additional pension under sub-Rule 10.5) except that the early retirement reduction factor under sub-Rule 10.2(2) shall be applied only in respect of the period (if any) from the date when the pension becomes payable until the Member's 60th birthday.

         11.3     ADJUSTMENT FOR MALE PRE-88 MEMBERS

                  If the Member is a male Pre-88 Member, and the redundancy early retirement pension commences before the Member's 60th birthday, the early retirement reduction factor shall be applied only as follows:-

                  (a) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service before 17 May 1990 shall be reduced in respect of the period from the date when the pension commences until the Member's 60th birthday;

                  (b) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service on or after 17 May 1990 and before 1 September 1993 shall be reduced in respect of the period (if any from the date when the pension commences until the Member's 5 birthday; and

                  (c) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date when the pension commences until the Member's 60th birthday.

         11.4     ADJUSTMENT FOR FEMALE PRE-88 MEMBERS

                  If the Member is a female Pre-88 Member and the redundancy early retirement pension commences before the Member's 60th birthday, the early retirement reduction factor shall be applied only as follows:-

                  (a) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service before 1 September 1993 shall be reduced in respect of the period (if any) from the date when the pension commences until the Member's 55th birthday; and

                  (b) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service on or after 1 September 1993 shall be reduced only in respect of the period from the date when the pension commences until the Member's 60th birthday.

         11.5     RELIANCE BY TRUSTEES ON STATEMENTS FROM EMPLOYERS

                  The Trustees may rely on a statement from the Member's Employer that the Member's Pensionable Service has terminated in the circumstances mentioned in sub-Rule 11.1.

         11.6     TRANSFERRED RACAL RBS MEMBERS

                  A Member who becomes entitled to an early retirement pension in accordance with sub-Rule 11.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated in two stages:-

                  (1)      first by using the following formula:-

                           Final Pensionable Earnings x Racal RBS Service
                                                        -----------------
                                                                480

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect from the date when the cash sum became payable until in the case of a male Member his Normal Retirement Age and in the case of a female member her 60th birthday. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

12       EARLY RETIREMENT: (D) SERIOUS ILL-HEALTH

         12.1     WHEN PAYABLE

                  If a Member's Pensionable Service terminates because of Serious Ill-health, he may be granted an ill-health early retirement pension from the Scheme subject to and in accordance with the following sub-Rules of this Rule.

     12.2 Procedure

          Before his Pensionable Service terminates the Member must request his Employer to support his application to the Trustees for a Serious Ill-health Pension to be granted. The Employer may only make such in application if it is satisfied that the Member's state of health is such as to warrant his retirement from employment with the Employer.

          If any Employer supports an application to the Trustees following a request from a Member in accordance with this sub-Rule, the Trustees shall decide whether the Member is suffering from Serious Ill-health, and notify the Employer and the Member of their decision.

     12.3 Medical evidence before commencement of pension

          For the purpose of sub-Rule 12.2, the Employer and the Trustees shall be entitled to such medical evidence (if any) as they may respectively require. The Member must operate in providing all such evidence, including undergoing any medical examination(s) which the Employer or the Trustees may require.

     12.4 Commencement

          A Serious Ill-health early retirement pension shall commence to be payable with effect from the day after the Member's Pensionable Service terminates (or such later date as the Trustees shall agree with him) and which shall, subject to sub-Rules 12.6 and 12.7, continue to be payable for the remainder of his lifetime.

     12.5 Initial annual amount

          The initial annual amount of a Member's Serious Ill-health early retirement pension shall be the amount of a voluntary early retirement pension calculated in accordance with sub-Rule 10.2 (plus, in the case of a Member with Transferred Pensionable Service, any additional pension under sub-Rule 10.5) or if the Trustees and the Principal Employer consider a higher amount to be appropriate in the circumstances, such higher amount as the Trustees with the consent of the Principal Employer shall decide, but not greater than the amount which would have been payable under Rule 8 if he had remained in Pensionable Service until his Normal Retirement Age (based on the Member's Final Pensionable Earnings at his Scheme Exit Date).

     12.6 Subsequent adjustment

          If.-

          (1) a Member's pension is a Serious Ill-health early retirement pension; and

          (2) at any time or times between the date when his pension commences and his Normal Retirement Age, in the Trustees' opinion (having taken such medical evidence as they may require) his state of health improves, or deteriorates the Mernber's entitlement thereafter shall be of such pension (if any) as the Trustees, with the consent of the Principal Employer, decide to be appropriate in the circumstances but so that with effect from the Member's Normal Retirement Age his pension shall be not less than it would have been under Rule 23 if on the date of his retirement he had become an early leaver with a preserved pension payable under that Rule but reduced to such extent as the Trustees decide to be appropriate to take account of any part of the Serious Ill-health early retirement pension which the Member commutes for a lump sum.

         12.7     MEDICAL EVIDENCE AFTER COMMENCEMENT OF PENSION

                  A Member shall not be entitled to the continued payment of a Serious Ill-health pension unless after it comes into payment he co-operates in providing all such evidence, including undergoing any medical examination(s) which the Trustees may from time to time require.

         12.8     TRANSFERRED RACAL RBS MEMBERS

                  A Member who becomes entitled to an ill-health early retirement pension in accordance with sub-Rule 12.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated by using the following formula:-

                    Final Pensionable Earnings x Racal RBS Service
                                                 -----------------
                                                        480

13       LATE RETIREMENT

         13.1    COMMENCEMENT OF LATE RETIREMENT PENSION

                  If with the consent of his Employer a Member continues in Service after his Normal Retirement Age, the commencement of his pension shall be postponed until he retires from Service except in the following circumstances.

                  (1) If he is a Pre-87 Limits Member or an 87 Limits Member for the purposes of the Revenue Limits Rules, he may with the prior written consent of the Principal Employer commence to draw his pension with effect from any day after he attains Normal Retirement Age.

                  (2) If he is an 89 Limits Member for the purposes of the Revenue Limits Rules, he may not commence to draw his pension from the Scheme until his Service terminates except that his pension from the Scheme must come into payment at the latest when he attains age 75.

         13.2     INITIAL ANNUAL AMOUNT OF LATE RETIREMENT PENSION

                  Where the commencement of a Member's pension has been postponed in accordance with sub-Rule 13.1 until after he attains Normal Retirement Age, the initial annual amount of his pension shall be equal to the normal retirement pension which would have been payable to the Member under Rule 8 if the Member had retired on attaining his Normal Retirement Age increased by such late retirement factor as the Trustees having consulted the Actuary consider appropriate having regard to the period of postponement.

         13.3     TRANSFERRED RACAL RBS MEMBERS

                  A Member whose pension is paid in accordance with this Rule 13 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated by using the following formula:-

                     Final Pensionable Earnings x Racal RBS Service
                                                  -----------------
                                                         480

                  and adjusting the amount thereby obtained in the same manner as his pension is adjusted in accordance with sub-Rule 13.2.

                   SECTION 5: ALTERNATIVES TO MEMBER'S PENSION

14       COMMUTATION

         14.1     MEMBER'S RIGHT TO COMMUTE

                  A Member who becomes entitled to a pension from the Scheme may elect to commute part of it for a lump sum subject to and in accordance with this Rule.

         14.2     MEMBER'S ELECTION TO COMMUTE

                  A Member's election under sub-Rule 14.1 shall be made by giving to the Trustees such notice within such period as the Trustees may require.

         14.3     MAXIMUM LUMP SUM

                  The maximum lump sum for which a Member may commute part of his pension pursuant to sub-Rule 14.1 shall be:-

                  (1) the amount determined by multiplying by 2.25 the initial annual amount of the Member's pension from the Scheme: or

                  (2) such greater amount as the Trustees may agree and which will not exceed Revenue Limits.

         14.4     MEMBER CONTINUING IN SERVICE AFTER NORMAL RETIREMENT AGE

                  A Member who continues in Service after his Normal Retirement Age may not receive a lump sum by way of commutation pursuant to this Rule until he commences to receive his pension from the Scheme unless he is a Pre-87 Limits Member, or an 87 Limits Member for the purpose of the Revenue Limits Rules. If the Member is a Pre-87 Limits Member or on 87 Limits Member he may with the prior written consent of the Principal Employer make an election pursuant to sub-Rule 14.1 at any time from his Normal Retirement Age to the date when his late retirement pension commences to be paid.

         14.5     BENEFITS FROM MEMBER'S VOLUNTARY CONTRIBUTIONS

                  If before April 1987 a Member had entered into arrangements for the payment of voluntary contributions under another retirement benefits scheme established by, or to which contributions were paid:-

                  (1)      by, his Employer; or

                  (2) by an employer in respect of which his Employer is a relevant employer (within the meaning of Regulation 2 of the Occupational Pension Schemes (Transitional Provisions) Regulations 1988 (SI 1988 No. 1436));

                  any pension secured by his voluntary contributions to the Scheme may be commuted pursuant to sub-Rule 14.1. Otherwise, such pension may not be so commuted although it may be taken into account in the calculation of the lump sum.

         14.6     EXCEPTIONAL CIRCUMSTANCES OF SERIOUS ILL-HEALTH

                  If a Member is in exceptional circumstances of serious ill-health such that the Trustees are advised by a medical practitioner that the Member's expectation of life is very short (in the sense of being measured in months rather than years) and the Trustees determine that in the circumstances a pension is not a reasonable provision for the Member, the Trustees shall have power to commute the whole of the Member's pension for a lump sum.

         14.7     TRIVIAL PENSIONS

                  Notwithstanding sub-Rule 14.3, if a Member's benefit has become payable or the Scheme is being wound up and that benefit does not exceed the Triviality Limit:-

                  (1)      the Member may make an election pursuant to sub-Rule
                           14.1 in respect of the whole of it; or

                  (2) the Trustees shall have the power to commute the whole of it for a lump sum if they determine that it would be conducive to the efficient administration of the Scheme to do so.

         14.8     COMMUTATION FACTORS

                  In determining the amount by which the Member's pension is to be reduced in any case of partial commutation the Trustees shall use such commutation factors as, having taken advice from the Actuary, they may from time to time agree with the Principal Employer and adopt for the purposes of this Rule.

                  The amount of the lump sum to be paid in full commutation of
                  (a) the benefits of a Member who is in exceptional circumstances of serious ill-health, or (b) trivial benefits, shall be calculated on a basis agreed by the Trustees and the Principal Employer having been certified as reasonable by the Actuary.

         14.9     GMP REQUIREMENTS

                  If a Member was in Contracted-out Employment before 6 April 1997, then insofar as his Scheme pension represents any Guaranteed Minimum Pension it may only be commuted in accordance with the GMP Rules.

15       SURRENDER OPTION

         15.1     TRUSTEES' DISCRETION TO PERMIT SURRENDER

                  With the agreement of the Trustees a Member may elect to surrender part of his pension in return for the provision by the Scheme of a pension or pensions for the Member's spouse and/or such one or more of his Dependents approved by the Trustees as he may nominate payable from the date of the Member's death if, but only if, the Member dies after he commences to receive a pension from the Scheme. Any pension payable as a result of such an election is additional to any pension payable to the spouse or any Dependent Child of the Member pursuant to the Rules concerning benefits payable on the Member's death, and shall be payable for such period as the Member may agree with the Trustees.

         15.2     MEMBER'S ELECTION TO SURRENDER

                  A Member's election under sub-Rule 15.1 shall be made by giving to the Trustees such notice within such period (and with such evidence of good health) as the Trustees may require and must in any event be made before the Member's own pension commences. The person or persons nominated by the Member must be the Member's spouse or a Dependent or Dependents at the date on which the notice is given. The Trustees may in the absence of such evidence of good health, refuse to accept a Member's election.

         15.3     REVENUE AND CONTRACTING-OUT LIMITS ON SURRENDER

                  The surrender of a Member's pension under this Rule is subject to the following restrictions:-

                  (1) the amount or aggregate amount of any pensions provided for a Member's spouse or Dependent or Dependents by virtue of an election made pursuant to sub-Rule 15.1 shall not exceed the reduced pension payable to the Member following the surrender; and

                  (2) if the Member is a Contracted-out Member the reduction in the Member's pension attributable to Contracted-out Employment before 6 April 1997 resulting from an election made pursuant to sub-Rule
                           15.1 must not be such as to reduce the Member's pension below his Guaranteed Minimum Pension.

         15.4     SURRENDER FACTORS

                  In determining the rate at which a Member's pension may be surrendered pursuant to this Rule in return for the provision by the Scheme of a pension or pensions for the Member's spouse and/or one or more of the Member's Dependents, the Trustees shall use such surrender factors as having taken advice from the Actuary, they shall think fit and the Principal Employer shall approve.

         15.5     EFFECT OF DEATH OF SPOUSE OR NOMINATED DEPENDENT

                  If the Spouse or any Dependent of a Member who is entitled to a pension from the Scheme as a result of an election made by the Member pursuant to sub-Rule 15 dies before the Member but on or after the date when the Member's own pension has commenced to be paid, the Member's election made pursuant to this Rule shall remain in force and he shall remain entitled only to the part of his pension which he has not surrendered.

                  If the spouse or any Dependent of a Member who is entitled to a pension from the Scheme as a result of an election made by the Member pursuant to sub-Rule 15 dies before the Member dies and before the date when the Member's pension commences to be paid, the Member's election in respect of such spouse or such Dependent shall be canceled automatically with effect from the spouse's Dependent's death and the Member's entitlement to pension from the Scheme shall be the same as it would have been if in respect of such spouse or Dependant if that election had not been made.

         15.6     REVOCATION OF MEMBER'S ELECTION

                  An election made by a Member pursuant to sub-Rule 15.1 may be revoked:-

                  (1) by the Member only with the Trustees' consent and only prior to the earlier of his Normal Retirement Age and the commencement of his pension from the Scheme; and

                  (2) by the Trustees if the Member retires from Service prior to his Normal Retirement Age.

                  In either such case the Member's entitlement to pension from the Scheme shall be the same as it would have been if that election had not been made.

         15.7     FURTHER ELECTION FOLLOWING CANCELLATION OR REVOCATION

                  Following the cancellation or revocation of a Member's election under (as the case may be) sub-Rule 15.5 or 15.6 above the Member may, if he so wishes but subject always to sub-Rule 15.2 and the agreement of the Trustees, make a further election in accordance with sub-Rule 15.1

                      SECTION 6: BENEFITS ON MEMBER'S DEATH

16       BENEFITS ON MEMBER'S DEATH: GENERAL

         16.1     CATEGORIES OF BENEFIT PAYABLE

                  If a Member dies, benefits will be provided from the Executive Manager and Senior Manager Section in one or more of the following categories:-

                  (1)      a lump sum;

                  (2)      a spouse's pension;

                  (3)      a Financial Dependent's pension; and

                  (4)      children's pensions.

                  The particular benefits payable on the Member's death depend on whether the Member dies in Pensionable Service (Rule 17), in Service on or after Normal Retirement Age (Rule 18) or after the commencement of his own pension (Rule 19).

                  If a Member dies after his Pensionable Service has terminated but before the commencement of his own pension, the benefits payable on his death are determined in accordance with Section 7 of these Rules.

         16.2     PROVISIONS APPLICABLE TO PENSIONS ON MEMBER'S DEATH

                  16.2.1   COMMENCEMENT

                           A spouse's or Dependent Child's pension shall commence on the day which next follows the date of the Member's death.

                  16.2.2   TERMINATION

                           (a) Spouse's pension. A spouse's pension shall terminate with the last installment paid before the spouse dies

                           (b) Financial Dependent's pension. A Financial Dependent's pension shall terminate in accordance with sub-Rule 17.3, 18.3 or 19.4 (as the case may be).

                           (c) Dependent Child's pension. A Dependent Child's pension shall terminate with the last installment paid before the earliest of the following dates:-

                                    (1)      if the Dependent Child does not
                                             continue in full-time educational
                                             or vocational training after
                                             attaining age 18, when the
                                             Dependent Child attains age 18;

                                    (2)      if the Dependent Child does
                                             continue in full-time educational
                                             or vocational training after
                                             attaining age 18, when the
                                             Dependent Child ceases to be in
                                             full-time educational or vocational
                                             training or attains age 21 if
                                             earlier; or

                                    (3)      the date of the Dependent Child's
                                             death;

                                    except that in the case of a child who is a Dependent Child as a result of being wholly or partly financially dependent on the Member by reason of physical or mental incapacity, the Dependent Child's pension shall terminate at such time as the Trustees shall decide.

                  16.2.3   PENSION INCREASES

                           Pension payable to Member's spouses, Financial Dependants and Dependent Children under these Rules shall be increased in accordance with Rule 28.

                  16.2.4   COMMUTATION

                           A pension payable to a Member's spouse, Financial Dependant or Dependent Child may only be commuted if the pension is Trivial. Such a pension may be commuted when it becomes payable or when the Member's own pension is commuted on grounds of triviality.

                  16.2.5   GMP REQUIREMENTS

                           To the extent that any part of a pension payable to the Member's spouse is a Guaranteed Minimum Pension:-

                           (1) It is subject to the overriding guarantee set out in the GMP Rules: and

                           (2) it may only be commuted in accordance with the GMP Rules.

17       DEATH IN A PENSIONABLE SERVICE

         17.1     LUMP SUM BENEFIT

                  If a Member dies in a Pensionable Service before his Normal Retirement Age, there shall be payable in accordance with Clause 22 in Schedule 2 to this Deed a lump sum equal to three times the Member's Pensionable Earnings.

                  The amount payable under the previous paragraph of this sub-Rule upon the death of any Member shall not exceed the amount which the Trustees receive, as a result of the Member's death, under any policy by which the Member's life is for the time being assured; but this paragraph of this sub-Rule shall not limit the amount which the Trustees are entitled to claim from the underwriter or underwriters of the Policy in question.

                  In the case of a Member with Racal EM&SM Pensionable Service, there shall also be payable in accordance with Clause 22 in
                  Schedule 2 to this Deed a lump sum equal to the Member's contributions to the Racal EM&SM Scheme before 1 April 1986, without interest.

         17.2     SPOUSE'S PENSION

                  If a Member:-

                  (1) dies in Pensionable Service before Normal Retirement Age; and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount equal to one half of the pension to which Member would have been entitled under Rule 8 if he had remained in the Pensionable Service until his Normal Retirement Age (based on the Member's Final Pensionable Earnings at the date of his death).

         17.3     FINANCIAL DEPENDANT'S PENSION

                  If a Member:-

                  (1)      dies in Pensionable Service before Normal Retirement
                           Age:-

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependant;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependant of such initial annual amount (not exceeding the amount which would have been payable under sub-Rule 17.2 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         17.4     CHILDREN'S PENSIONS:-

                  17.4.1   NO PRIOR PENSION PAID TO SPOUSE OR FINANCIAL
                           DEPENDANT

                           If a Member:-

                           (1) dies in Pensionable Service before Normal Retirement Age;

                           (2)     is not survived by a spouse;

                           (3) is not survived by a Financial Dependant to whom the Trustees decide to award a pension under sub-Rule 17.3; but

                           (4) is survived by a Dependent Child or Dependent Children;

                           there shall be payable to that Dependent Child (or, more than one, those Dependent Children) a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 17.2 if the Member had been survived by a spouse; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 17.2 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  17.4.2   PRIOR PENSION PAID TO SPOUSE OR FINANCIAL DEPENDANT

                           if:-

                           (1) a pension is payable to a Member's spouse under sub-Rule 17.2 or a Member's Financial Dependant under sub-Rule 17.3; and

                           (2) on the death of a Member's spouse or that Financial Dependant there is any child living who:-

                                   (i)     was a Dependent Child of the Member
                                           at the date of the Member's death;
                                           and

                                   (ii)    continues to be a Dependent Child at
                                           the date of the spouse's of Financial
                                           Dependant's death;

                           the spouse's of Financial Dependant's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependant's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  17.4.3   ADDITIONAL PENSION

                           If a Member:-

                           (1) dies in Pensionable Service before Normal Retirement Age; and

                           (2) is survived by a Dependent Child or Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) in addition to any pension or pensions payable under sub-Rules 17.4.1 or 17.4.2, a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to 5 percent of the Member's Pensionable Earnings; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to 5 percent of the Member's Pensionable Earnings in respect of each child (but limited to a maximum of 15 percent) and which shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

18       DEATH IN SERVICE ON OR AFTER NORMAL RETIREMENT AGE

         18.1     LUMP SUM BENEFIT

                  If a Member dies in Service o or after his Normal Retirement Age, there shall be payable in accordance with Clause 22 in
                  Schedule 2 to this Deed a lump sum equal to five times what would have been the initial annual rate of the Member's pension from the Scheme under Rule 13 if he had retired on the day before his death.

         18.2     SPOUSE'S PENSION

                  If a Member:-

                  (1)    dies in Service on or after Normal Retirement Age; and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount calculated using the formula:-

                                   1/2 x Member's Pension

                  where "Member's Pension" is what would have been the initial amount of the Member's pension from the Scheme under Rule 13 if he had retired on the day before his death and any exercise by the Member of his options under Rules 14 (commutation) or 15 (surrender) were disregarded.

         18.3     FINANCIAL DEPENDANT'S PENSION

                  If a Member:-

                  (1)    dies in Service on or after Normal Retirement Age:-

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)    is survived by a Financial Dependant;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependant of such initial amount (not exceeding the amount which would have been payable under sub-Rule 18.2 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         18.4     CHILDREN'S PENSIONS

                  18.4.1    NO PRIOR PENSION PAID TO SPOUSE OR FINANCIAL
                            DEPENDANT

                   If a Member:-

                   (1)     dies in Service on or after Normal Retirement Age;

                   (2)     is nor survived by a spouse

                   (3) is not survived by a Financial Dependant to whom the Trustees decide to award a pension under sub-Rule 18.3; but

                   (4)     is survived by a Dependent Child or Dependent
                           Children;

                   there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows:-

                   (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 18.2 if the Member had been survived by a spouse; or

                   (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 18.2 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may see fit.

                  18.4.2   PRIOR PENSION PAID TO SPOUSE OR FINANCIAL DEPENDANT

                           If:-

                  (1) a pension is payable to a Member's spouse under sub-Rule 18.2 or a Member's Financial Dependant under sub-Rule 18.3 and

                  (2) on the death of the Member's spouse or that Financial Dependant there is any child living who:-

                           (i) was a Dependent Child of the Member at the date of the Member's death; and

                           (ii) continues to be a Dependent Child at the date of the spouse's or Financial Dependant's death;

                the spouse's or Financial Dependant's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependant's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

19       DEATH AFTER RETIREMENT

         19.1    LUMP SUM BENEFIT: (a) 5 YEAR GUARANTEE

                 If a Member dies within the period of five years from and including the date when his pension fro m the Scheme commences to be payable, there shall be payable in accordance with Clause 22 in Schedule 2 to this Deed, a lump sum equal to the difference between:-

                 (a) the aggregate amount of pension which the Member would have received during that five year period if he had survived to the end of the period (calculated on the basis that the annual rate of pension payable at the date of his death would have continued to apply for the remainder of the period); and

                 (b) the amount of pension actually paid to him before his death.

         19.2    LUMP SUM BENEFIT: (b) CONTINUED LIFE COVER IN SPECIAL CASES

                 Where a Member retires with an immediate early retirement pension:-

                 (1) Under Rule 11 (redundancy early retirement) where the Member's Pensionable Service commenced before 1 October 1991; or

                 (2)     under Rule 12 (early retirement due to Serious
                         Ill-health);

                 and the Member dies on or after the commencement of his early retirement pension but before his Normal Retirement Age, then:-

                 (a) if his pension is a redundancy early retirement pension, a lump sum equal to three times the Member's Pensionable Earnings shall be payable to his personal representatives; or

                 (b) if his pension is a Serious Ill-health early retirement pension, a lump sum equal to three times the Member's Pensionable Earnings (or, if he is in receipt of a Serious Ill-Health pension which is less than the maximum permitted under sub-Rule 12, a lump sum of such amount as the Trustees may decide) shall be payable in accordance with Clause 22 in Schedule 2 to this Deed.

         19.3    SPOUSE'S PENSION

                 If a Member:-

                 (1) dies on or after the date when his pension from the Scheme commences to be payable; and

                 (2) is survived by a spouse to whom the Member was married at the date of his death;

                 the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount calculated using the formula:-

                                   1/2 x Member's Pension

                 where Member's Pension" means the amount of the Member's pension from the Scheme at the date of his death or, if the Member had exercised either of his options under Rules 14 (commutation) or 15 (surrender), what would have been the amount of the Member's pension from the Scheme at the date of his death if he had not exercised those options.

          19.4   FINANCIAL DEPENDANT'S PENSION

                 If a Member:-

                 (1) dies on or after the date when his pension from the Scheme commences to be payable; and

                 (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                 (3)     is survived by a Financial Dependant;

                 the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependant of such initial amount (not exceeding the amount which would have been payable under sub-Rule 19.3 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

          19.5   CHILDREN'S PENSIONS

                 19.5.1  No prior pension paid to spouse or Financial Dependant

                 If a Member:-

                 (1) dies on or after the date when his pension from the Scheme commences to be payable;

                 (2)     is not survived by a spouse;

                (3) is not survived by a Financial Dependant to whom the Trustees decide to award a pension under sub-Rule 19.4; but

                (4)      is survived by a Dependent Child or Dependent Children;

                there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows:-

                (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule
                         19.3 if the Member had been survived by a spouse; or

                (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 19.3 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

        19.5.2  PRIOR PENSION PAID TO SPOUSE OF FINANCIAL DEPENDANT

                If:-

                (1) a pension is payable to a Member's spouse under sub-Rule 19.3 or a Member's Financial Dependent under sub-Rule 19.4; and

                (2) on the death of the Member's spouse or that Financial Dependant there is any child living who:-

                         (i) was a Dependent Child of the Member at the date of the Member's death; and

                         (ii) continues to be a Dependent Child at the date of the spouse's or Financial dependant's death;

                the spouse's or Financial Dependant's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependant's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

          (3) is not survived by a Financial Dependant to whom the Trustees decide to award a pension under sub-Rule 19.4; but

          (4)  is survived by a Dependent Child or Dependent Children;

          there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows: -

          (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 19.3 if the Member had been survived by a spouse; or

          (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 19.3 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

     19.5.2 Prior pension paid to spouse or Financial Dependant

          If.-

          (1) a pension is payable to a Member's spouse under sub-Rule 19-3 or a Member's Financial Dependant under sub-Rule 19.4; and

          (2) on the death of the Member's spouse or that Financial Dependant there is any child living who:-

               (i) was a Dependent Child of the Member at the date of the Member's death; and

               (ii) continues to be a Dependent Child at the. date of the spouse's or Financial Dependant's death;

          the spouse's or Financial Dependant's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependant's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                            SECTION 7: EARLY LEAVERS

20   EARLY LEAVERS: GENERAL

     20.1 Application of this Section to early leavers

          This Section applies where, before a Member attains Normal Retirement Age, his Pensionable Service is terminated by him leaving Service or withdrawing from membership of the Executive Manager and Senior Manager Section whilst remaining in Service, and he does not become entitled to an early retirement pension under Rules 9 to 12.

     20.2 Early leavers not qualifying for preserved benefits

          if:-

          (a) the Member has completed less than two years' Qualifying Service when his Pensionable Service terminates; and

          (b) no transfer payment has been made to the Scheme in respect of his rights under a personal pension scheme;

          he is entitled to a refund of contributions in accordance with Rule 21.

     20.3 Early leavers who qualify for preserved benefits

          if.-

          (a) the Member has completed at least two years' Qualifying Service when his Pensionable Service terminates; or

          (b) a transfer payment has been made to the Scheme in respect of his rights under a personal pension scheme;

          he is entitled to preserved benefits in accordance with Rule 22.

21   EARLY LEAVER NOT ENTITLED TO PRESERVED BENEFITS

     21.1 Refund of contributions

          Where, as provided in sub-Rule 20.2, a Member is not entitled to preserve benefits under the Scheme, there shall be payable to him, in substitution for all other benefits payable to or in respect of him under the Scheme, an amount equal to his Member's Contributions less:-

          (1) such amount as the Trustees are entitled to retain out of the refund by virtue of section 61 of the Pension Schemes Act as a result of electing to pay a contributions equivalent premium in respect of such Member (being so much of the premium as is attributable to primary Class I contributions); and

          (2)  such tax as the Trustees may be required to deduct.

     21.2 Transfer option

          A Member to whom sub-Rule 21.1 applies may instead of taking a refund of his Member's Contributions elect by giving prior written notice to the Trustees to have an amount equal to his Member's Contributions paid to another occupational pension scheme or a personal pension scheme pursuant to Clause 19 in Schedule 2.

22   EARLY LEAVER ENTITLED TO PRESERVED BENEFITS

     22.1 Entitlement to preserved benefits

          Where, as provided in sub-Rule 20.3, a Member is entitled to preserved benefits under the Scheme, the Member is a Deferred Member and the benefits payable to and in respect of him from the Scheme upon the termination of his Pensionable Service shall be determined in accordance with this Rule and Rules 23 to 26.

     22.2 Commutation and/or surrender of preserved pension

          The preserved pension payable to any Deferred Member may be:-

          (1) commuted for a lump sum, subject to and in accordance with the provisions of Rule 14; and/or

          (2) surrendered in return for the provision by the Scheme of a pension or pensions for one or more of his Dependants, subject to and in accordance with the provisions of Rule 15.

     22.3 Other provisions applicable to preserved pensions

          Any pension payable under this Rule:-

          (1) shall be reduced in accordance with Rule 14 or 15 to the extent that it is commuted or surrendered under either of those Rules,

          (2)  shall be payable in accordance with Rule 27; and

          (3) shall, after it commences, be subject to increases in accordance with Rule 28.

     22.4 Supplements to preserved pensions

          Deferred Members' preserved pensions under Rules 23 to 25 may be supplemented:-

                (1) as a result of the Member having paid additional voluntary contributions in accordance with sub-Rule 3.4 or the Former Provisions;

                (2) as a result of a transfer payment or transfer payments having been received in respect of the Member under Clause 18 in Schedule 2 to this Deed or under the Former Provisions; or

                (3) as a result of the exercise of the augmentation powers contained in Clause 21 in Schedule 2 to this Deed.

                The extent to which Rules 14 (commutation option), 15 (surrender option), 27 (payment of pensions) and 28 (pension increases) apply to any supplement to the Member's retirement pension referred to in this sub-Rule 22.4 depends on the terms agreed between the Member and the Trustees in the case of additional voluntary contributions and transfer payments and on the terms specified by the Trustees in the case of augmentations.

        22.5    CONTRACTING-OUT AND INLAND REVENUE REQUIREMENTS

                The Trustees must ensure:-

                (1) that if the Member was in Contracted-out Employment in relation to the Scheme before 6 April 1997, the Member's retirement pension attributable to Pensionable Service prior to 6 April 1997 complies with the GMP Rules; and

                (2) that the Member's retirement benefits do not exceed the limits applicable to them under the Revenue Limits Rules.

        22.6    ALTERNATIVE TO PRESERVED BENEFITS

                If a Deferred Member:-

                (1) has acquired a right under section 94 of the Pension Schemes Act to the cash equivalent of the benefits which have accrued to or in respect of him under the Scheme; and

                (2) he has not lost that right in accordance with section 100 of the Pension Schemes Act;

                he may require the Trustees to use the cash equivalent in one or more of the ways specified in section 95 of the Pension Schemes Act. In that case the provisions of Part IV of Chapter IV of the Pension Schemes Act shall apply generally, including the discharge of the Trustees pursuant to section 99 of the Pension Schemes Act.

                Except to the extent that a Deferred Member is entitled to exercise, and exercises, the option conferred by section 95 of the Pension Schemes Act, if he wishes the benefits accrued to and in respect of him under the Scheme to be bought out or transferred to another retirement benefits scheme or personal pension scheme, he may request the Trustees to exercise their powers under Clauses 19 or 20 in Schedule 2 to this Deed.

23       COMMENCEMENT OF PRESERVED BENEFITS AT NRA

         23.1   PAYMENT

                At his Normal Retirement Age a Deferred Member shall be entitled to a pension from the Scheme payable for the remainder of his lifetime.

         23.2   INITIAL ANNUAL AMOUNT

                The initial annual amount of a Deferred Member's pension at Normal Retirement Age under sub-Rule 23.1 shall be determined as follows:-

                (1) by first calculating his preserved pension prior to revaluation by using the following formula:-

                        Final Pensionable Earnings
                                        x VODAFONE MANAGERS PENSIONABLE SERVICE:
                                         --------------------------------------
                                                           50

                (2) by revaluing the part (if any) of the amount determined pursuant to paragraph (1) of this sub-Rule which exceeds the Member's Guaranteed Minimum Pension in accordance with the GMP Rules; and

                (3) by revaluing the part of the amount determined pursuant to paragraph (1) of this sub-Rule which exceeds the Member's Guaranteed Minimum Pension in accordance with the provisions of Chapter II of Part IV of the Pension Schemes Act if the benefits payable to and in respect of the Member under the Scheme are required to be revalued under that Chapter.

         23.3   TRANSFERRED PENSIONABLE SERVICE

                A Deferred Member who becomes entitled to a pension at Normal Retirement Age in accordance with sub-Rule 23.1 and who has Transferred Pensionable Service shall also be entitled to have taken into account under paragraph (1) of sub-Rule 23.2 the amount calculated in accordance with sub-Rule 8.3 (using the Member's Final Pensionable Earnings at and Pensionable Service to his Scheme Exit Date). Such amount shall also be subject to revaluation in accordance with paragraphs (2) and (3) of sub-Rule 23.2.

         23.4   TRANSFERRED RACAL RBS MEMBERS

                A Deferred Member who becomes entitled to a pension at Normal Retirement Age in accordance with sub-Rule 23.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated by using the following formula:-

                     Final Pensionable Earnings x Racal RBS Service
                                                  -----------------
                                                        480

24       COMMENCEMENT OF PRESERVED BENEFITS BEFORE NRA

         24.1   CONDITIONS FOR EARLY COMMENCEMENT

                A Deferred Member may elect that his pension shall commence from a date before his Normal Retirement Age if the following conditions are satisfied:-

                (1)      (a) the Deferred Member has attained the age of 50 or
                         (b) in the Trustees' opinion after taking medical advice he has become incapable of following his normal employment by reason of Serious Ill-health; and

                (2) the Trustees agree to the commencement of his pension from that date (except that in the case of a Pre-88 Member, such consent shall not be required to the commencement of the pension on or after the Member's 60th birthday).

        24.2    INITIAL ANNUAL AMOUNT

                Subject to sub-Rules 24.3 and 24.4 the initial amount of a Deferred Member's pension under sub-Rule 24.1 shall be determined as follows:-

                (1) by calculating the amount referred to in paragraph (1) of sub-Rule 23.2 (plus, in the case of a Member with Transferred Pensionable Service, any additional pension under sub-Rule 23.3) and revaluing such amount in the manner provided for in paragraphs (2) and (3) of sub-Rule 23.2 to the date when the pension is to commence; and

                (2) by applying an early retirement reduction factor to the amount determined pursuant to paragraph (1) of this sub-Rule in respect of the period from the date when the pension becomes payable until the Member's Normal Retirement Age in order to take account of the fact that the pension is likely to be payable for longer than if it were to commence at the Member's Normal Retirement Age. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

         24.3   ADJUSTMENT FOR MALE PRE-88 MEMBERS

                If a Member is a male Pre-88 Member the reduction under paragraph (2) of sub-Rule 24.2 shall be determined as follows:-

                (a) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service before 17 May 1990 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age;

                (b) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service on or after 17 May 1990 but before 1 September 1993 shall be reduced in respect of the period (if any) from the date it becomes payable until the Member's 60th birthday; and

                (c) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age.

         24.4   ADJUSTMENT FOR FEMALE PRE-88 MEMBER

                If the Member is a female Pre-88 Member the reduction under paragraph (2) of sub-Rule 24.2 shall be as follows:-

                (a) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service before1 September 1993 shall be reduced in respect of the period (if any) from the date it becomes payable until the Member's 60th birthday; and

                (b) the part of the pension attributable to Vodafone Managers Pensionable Service or Transferred Pensionable Service on or after 1 September 1993 shall be reduced in respect of the period from the date it becomes payable until the Member's Normal Retirement Age.

         24.5   TRANSFERRED RACAL RBS MEMBERS

                A Deferred Member whose pension commences before Normal Retirement Age in accordance with sub-Rule 24.1 and who is a Transferred Racal RBS Member shall also be entitled to a cash sum calculated in two stages:-

                (1)      first by using the following formula:-

                               Final Pensionable Earnings x Racal RBS Service
                                                            -----------------
                                                                  480

                (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect from the date when the cash sum became payable until in the case of a male Member his Normal Retirement Age and in the case of a female Member her 60th birthday. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

         24.6   PRESERVATION REQUIREMENTS

                In accordance with Regulation 8(4) of the Preservation Regulations the Trustees must be reasonably satisfied that, when any Member's benefits become payable under this Rule before his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of section 94(2) of the Pension Schemes Act).

25       COMMENCEMENT OF PRESERVED BENEFITS AFTER NRA

         25.1     CONDITIONS FOR LATE COMMENCEMENT: (a) 89 LIMITS MEMBERS

                  If a Deferred Member:-

                  (1) is an 89 Limits Member for the purposes of the Revenue Limits Rules;

                  (2)    leaves Service before his Normal Retirement Age; and

                  (3) continues in employment (other than Service) after his Normal Retirement Age;

           he may, with the consent of the Trustees, elect that the commencement of his pension shall be postponed until a date which is after his Normal Retirement Age but not later than his 75th birthday.

           25.2   CONDITIONS FOR LATE COMMENCEMENT: (b) OTHER MEMBERS

                  (1) is a pre-87 Limits Member or an 87 Limits Member for the purposes of the Revenue Limits Rules;

                  (2)    leaves Service before his Normal Retirement Age; and

                  (3) continues in employment (other than Service) after his Normal Retirement Age;

                  he may with the consent of the Trustees, elect that the commencement of his pension shall be postponed until his employment terminates or his 70th birthday if earlier.

           25.3   INITIAL ANNUAL AMOUNT

                  Where the commencement of a Deferred Member's pension has been postponed in accordance with sub-Rules 25.1 and 25.2, the initial annual amount of his pension shall be determined as follows:-

                  (1) by calculating his preserved pension at Normal Retirement Age in accordance with sub-Rule 23.2 (plus, in the case of a Member with Transferred Pensionable Service, any additional pension under sub-Rule 23.3); and

                  (2) by increasing the amount determined pursuant to paragraph (1) of this sub-Rule by such late retirement factor as the Trustees having consulted the Actuary consider appropriate having regard to the period of postponement.

           25.4   TRANSFERRED RACAL RBS MEMBERS

                  A Member whose pension is paid in accordance with this Rule 25 and who is a Transferred RBS Racal Member shall also be entitled to a cash sum calculated by using the following formula:-

                            Final Pensionable Earnings x   Racal RBS Service
                                                           -----------------
                                                                  480

                  and adjusting the amount thereby obtained in the same manner as his pension is adjusted in accordance with sub-Rule 25.3(2).

           25.5   PRESERVATION REQUIREMENTS

                  In accordance with Regulation 8(4) of the Preservation Regulations the Trustees must be reasonably satisfied that, when any Member's pension becomes payable under this Rule after his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of section 94(2) of the Pension Schemes Act).

26       BENEFITS ON DEATH OF EARLY LEAVER WITH PRESERVED BENEFITS

         26.1     LUMP SUM ON DEATH OF DEFERRED MEMBER WHILST BENEFITS PRESERVED

                  If a Deferred Member dies before his preserved pension commences to be paid, there shall be payable from the Scheme to the Member's estate a lump sum equal to the Member's Contributions.

         26.2 SPOUSE'S PENSION ON DEATH OF DEFERRED MEMBER WHILST BENEFITS PRESERVED

                  If a Deferred Member:-

                  (1)    dies before his preserved pension commences to be paid;
                         and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

           the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount, determined as follows:-

                  (1) by first calculating the amount found by using the formula:-

                         Final Pensionable Earnings

                                    x VODAFONE MANAGERS PENSIONABLE SERVICE:
                                    ---------------------------------------
                                                    160

                  (2) by then revaluing the part of the amount found under paragraph (1) of this sub-Rule which is attributable to the Member's Pensionable Service on or after 6 April 1997 in accordance with section 84 of the Pension Schemes

                         Act as though it were a benefit of the kind mentioned in section 83(1)(a) of the Pension Schemes Act.

         26.3     MEMBERS WITH TRANSFERRED PENSIONABLE SERVICE

                  In the case of the spouse of a Member with Transferred Pensionable Service, the Member's spouse to whom a pension is payable under sub-Rule 26.2 shall be entitled to additional pension of an initial annual amount determined as follows:-

                  (1) by first calculating the amount found by using the formula:-

                          Final Pensionable Earnings

                                            x Transferred Pensionable Service:
                                              -------------------------------
                                                           160

                  (2) by then revaluing the part of the amount found under paragraph (1) of this sub-Rule which is attributable to the Member's Pensionable Service on or after 6 April 1997 in accordance with section 84 of the Pension Schemes Act as though it were a benefit of the kind mentioned in section 83(1)(a) of the Pension Schemes Act.

         26.4     FINANCIAL DEPENDANT'S PENSION

                  If a Member:-

                  (1) dies before his preserved pension commences to be paid;

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependant;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependant of such initial annual amount (not exceeding the amount which would have been payable under sub-Rule 26.2 (and sub-Rule 26.3 if applicable) if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         26.5     BENEFITS ON DEATH OF DEFERRED MEMBER AFTER PENSION COMMENCES

                  If a Deferred Member dies on or after the date when his pension from the Scheme commences to be payable, benefits shall be payable in respect of him in accordance with Rule 19.

         26.6     OTHER PROVISIONS APPLICABLE TO SURVIVORS' PENSIONS

                  The provisions of Rule 16 shall apply to the pensions payable to the spouses and Financial Dependants of deceased Deferred Members under this Rule.

           SECTION 8: PENSIONS - PAYMENT ARRANGEMENTS AND INCREASES

27       PAYMENT OF PENSIONS

         27.1     PAYMENT ARRANGEMENTS

                  Subject to sub-Rule 27.2, all pensions payable from the Scheme shall be pad in advance by monthly instalments on such working day in the month as the Trustees may from time to time decide except that the first instalment of any pension may be paid in arrears as soon as is reasonably practicable after the pension commences.

         27.2     POWER TO CHANGE PAYMENT ARRANGEMENT

                  The Trustees shall have power with the Principal Employer's consent to alter the date on which and/or intervals at which pensions are paid from the Scheme (including power to make alterations which result in pensions being payable otherwise than in advance) and when doing so to make such arrangements for apportionment in respect of the commencement and termination of pensions and such transitional arrangements in respect of any such alternation in each case as they may consider necessary of desirable.

         27.3     OVERPAYMENT OF PENSIONS

                  If any instalment of any pension is paid after the person entitled to it has died, such instalment (or all of them if more than one) shall be repayable to the Trustees by the recipient or his personal representatives (as the case may be).

28    PENSION INCREASES

         28.1     GUARANTEED MINIMUM PENSIONS

                  Insofar as any pension payable from the Scheme and attributable to Pensionable Service before 6 April 1997 is a Guaranteed Minimum Pension, it shall be increased to the extent required by the GMP Rules.

         28.2     OTHER PENSIONS

                  Insofar as any pension payable from the Scheme is attributable to Pensionable Service before 6 April 1997 and is not a Guaranteed Minimum Pension, or is attributable to Pensionable Service on or after 6 April 1997, its annual rate shall be increased with effect from 1 April each year by the lesser of:-

                  (1) the percentage increase in the RPI during the year ended on the preceding 30 September: and

                  (2)      five per cent;

                  but so that its annual increase, in respect of Members who were in Pesnionable Service on 1 September 1993, shall be not less than 4 per cent.

         28.3     FIRST ANNUAL INCREASE

                  On the 1 April which first follows the date on which any pension commences to be paid, the increase under sub-Rule 28.2 shall be 1/12th of the percentage increase provided for in that sub-Rule multiplied by the number of complete months in the period from the date on which the pension commences to the following 31 March.

                        VODAFONE GROUP PENSION SCHEME

                       SECOND DEFINITIVE DEED AND RULES

                     SCHEDULE 5: DIRECTORS SECTION RULES


SECTION 1: INTRODUCTION: ELIGIBILITY AND MEMBERSHIP.........................189

1        INTRODUCTION.......................................................189
         1.1        Interpretation..........................................189
         1.2        Defined Terms...........................................189
         1.3        Application.............................................190
         1.4        Transfer to another Section.............................190

2        ELIGIBILITY AND MEMBERSHIP.........................................190
         2.1        Eligibility conditions..................................190
         2.2        Evidence as to fulfillment of conditions................190
         2.3        Admission of new Employees to membership when first
                    eligible................................................191
         2.4        Medical and other evidence..............................191
         2.5        Discretionary admission to membership...................191
         2.6        Effect of admission to membership.......................191
         2.7        Opting out..............................................191
         2.8        Re-joining the Scheme after opting out..................191
         2.9        Effect of providing incomplete or inaccurate
                    information.............................................192

SECTION 2: MEMBERS' CONTRIBUTIONS...........................................193

3        MEMBERS CONTRIBUTIONS..............................................193
         3.1        Compulsory contributions................................193
         3.2        Voluntary contributions.................................193
         3.3        Notice to be given by Members concerning voluntary
                    contributions...........................................193
         3.4        Benefits in respect of voluntary contributions..........193
         3.5        Repayment of surplus voluntary contributions............194
         3.6        Deduction of contributions from salary or pay...........194
         3.7        Termination of Member's contributions...................194
         3.8        Member's contributions during temporary absence.........194

SECTION 3:  PENSIONABLE SERVICE AND TEMPORARY ABSENCE.......................195

4        CALCULATION OF VODAFONE DIRECTORS PENSIONABLE SERVICE..............195
         4.1        Purpose of this Rule....................................195
         4.2        Vodafone Directors Pensionable Service..................195
         4.3        More than one period of Vodafone Directors
                    Pensionable Service.....................................195
         4.4        Chance of Scheme Employer...............................196

5        MEMBER IN PART-TIME EMPLOYMENT.....................................196
         5.1        Purpose of this Rule....................................196
         5.2        Interpretation..........................................196
         5.3        Members to whom this Rule applies.......................196

         5.4        Conversion into full-time equivalent....................197
         5.5        Treatment of notional Pensionable Service...............197

6        CONSEQUENCES OF TEMPORARY ABSENCE..................................197
         6.1        Purpose of this Rule....................................197
         6.2        Maternity Absence: (a) paid.............................198
         6.3        Maternity Absence (b) unpaid............................198
         6.4        Other causes of temporary absence.......................199

SECTION 4:  MEMBER'S RETIREMENT BENEFITS....................................201

7        MEMBER'S RETIREMENT BENEFITS: GENERAL..............................201
         7.1        Member's retirement benefits............................201
         7.2        Other provisions applicable to retirement pensions......201
         7.3        Supplements to retirement pensions......................201
         7.4        Contracting-out and Inland Revenue requirements.........202
         7.5        Revenue Limits:  alternative calculations
                    disregarding retained benefits..........................202

8        NORMAL RETIREMENT..................................................202
         8.1        Member's entitlement to pension from Normal
                    Retirement Age..........................................202
         8.2        Initial annual amount of pension: (a) Pre
                    September 93 Directors..................................202
         8.3        Initial annual amount of pension: (b) Post
                    September 93 Directors..................................203

9        EARLY RETIREMENT:  (A) GENERALLY...................................204
         9.1        Circumstances in which Member's pension may commence
                    early...................................................204
         9.2        Preservation requirements...............................204
         9.3        GMP requirements........................................204

10       EARLY RETIREMENT:  (B) VOLUNTARY...................................204
         10.1       When payable............................................204
         10.2       Initial annual amount: (a) Pre September 93
                    Directors...............................................205
         10.3       Initial annual amount: (b) Post September 93
                    Directors...............................................206

11       EARLY RETIREMENT: (C) REDUNDANCY...................................207
         11.1       When payable............................................207
         11.2       Initial annual amount...................................207
         11.3       Reliance by Trustees on statements from Employers.......207

12       EARLY RETIREMENT:  (D) SERIOUS ILL-HEALTH..........................207
         12.1       When payable............................................207
         12.2       Procedure...............................................207
         12.3       Medical evidence before commencement of pension.........208
         12.4       Commencement............................................208
         12.5       Initial annual amount...................................208
         12.6       Subsequent adjustment...................................208
         12.7       Medical evidence after commencement of pension..........209

13       LATE RETIREMENT....................................................209
         13.1       Commencement of late retirement pension.................209
         13.2       Initial annual amount of late retirement pension........209

SECTION 5:  ALTERNATIVES TO MEMBER'S PENSION................................210

14       COMMUTATION........................................................210
         14.1       Member's right to commute...............................210
         14.2       Member's election to commute............................210
         14.3       Maximum lump sum........................................210
         14.4       Member continuing in Service after Normal
                    Retirement Age..........................................210
         14.5       Benefits from Member's voluntary contributions..........210
         14.6       Exceptional circumstances of serious ill-health.........211
         14.7       Trivial pensions........................................211
         14.8       Commutation factors.....................................211
         14.9       GMP requirements........................................211

15       SURRENDER OPTION...................................................212
         15.1       Trustees' discretion to permit surrender................212
         15.2       Member's elections to surrender.........................212
         15.3       Revenue and contracting-out limits on surrender.........212
         15.4       Surrender factors.......................................212
         15.5       Effect of death of spouse or nominated Dependant........213
         15.6       Revocation of Member's election.........................213
         15.7       Further election following cancellation or
                    revocation..............................................213

SECTION 6:  BENEFITS ON MEMBER'S DEATH......................................214

16       BENEFITS ON MEMBER'S DEATH:  GENERAL...............................214
         16.1       Categories of benefit payable...........................214
         16.2       Provisions applicable to pensions on Member's death.....214

17       DEATH IN PENSIONABLE SERVICE.......................................215
         17.1       Lump sum benefit........................................215
         17.2       Spouse's pension........................................215
         17.3       Financial Dependant's pension...........................216
         17.4       Children's pension......................................216

18       DEATH IN SERVICE ON OR AFTER NORMAL RETIREMENT AGE.................218
         18.1       Lump sum benefit........................................218
         18.2       Spouse's pension........................................218
         18.3       Financial Dependant's pension...........................218
         18.4       Children's pension......................................219

19       DEATH AFTER RETIREMENT.............................................220
         19.1       Lump sum benefit:  (a) 5 year guarantee.................220
         19.2       Lump sum benefit:  (b) continued life cover in
                    special cases...........................................220
         19.3       Spouse's pension........................................220
         19.4       Financial Dependant's pension...........................221
         19.5       Children's pensions.....................................221

SECTIONS 7:  EARLY LEAVERS..................................................223

20       EARLY LEAVERS:  GENERAL............................................223
         20.1       Requirements for entitlement to preserved benefits......223
         20.2       Early leavers not qualifying for preserved benefits.....223
         20.3       Early leavers who qualify for preserved benefits........223

21       EARLY LEAVER NOT ENTITLED TO PRESERVED BENEFITS....................223
         21.1       Refund of Contributions.................................223
         21.2       Transfer Option.........................................224

22       EARLY LEAVER ENTITLED TO PRESERVED BENEFITS........................224
         22.1       Entitlement to preserved benefits.......................224
         22.2       Commutation and/or surrender of preserved pension.......224
         22.3       Other provisions applicable to preserved pensions.......224
         22.4       Supplements to preserved pensions.......................224
         22.5       Contracting-out and Inland Revenue requirements.........224
         22.6       Revenue Limits:  alternative calculations disregarding
                    retained benefits.......................................225
         22.7       Alternatives to preserved benefits......................226

23       COMMENCEMENT OF PRESERVED BENEFITS AT NRA..........................226
         23.1       Payment.................................................226
         23.2       Initial annual amount:  (a) Pre September 93
                    Directors...............................................226
         23.3       Initial annual amount:  (b) Post September 93
                    Directors...............................................227

24       COMMENCEMENT OF PRESERVED BENEFITS BEFORE NRA......................228
         24.1       Conditions for early commencement.......................228
         24.2       Initial annual amount...................................228
         24.3       Preservations requirements..............................228

25       COMMENCEMENT OF PRESERVED BENEFITS AFTER NRA.......................229
         25.1       Conditions for late commencement:  (a) 89 Limits
                    Members.................................................229
         25.2       Conditions for late commencement:  (b) other Members....229
         25.3       Initial annual amount...................................229
         25.4       Preservation requirements...............................230

26       BENEFITS ON DEATH OF EARLY LEAVER WITH PRESERVED BENEFITS..........230
         26.1       Lump sum on death of Deferred Member whilst benefits
                    preserved...............................................230
         26.2       Spouse's pension on death of Deferred Member whilst
                    benefits preserved......................................230
         26.3       Members with Transferred Pensionable Service............230
         26.4       Financial Dependant's pension...........................231
         26.5       Benefits on death of Deferred Member after pension
                    commences...............................................231
         26.6       Other provisions applicable to survivors' pensions......231

SECTION 8:  PENSIONS - PAYMENT ARRANGEMENTS AND INCREASES...................232

27       PAYMENT OF PENSIONS................................................232
         27.1       Payment of arrangements.................................232
         27.2       Power to change payment arrangements....................232
         27.3       Overpayment of pensions.................................232

28       PENSION INCREASES..................................................232
         28.1       Guaranteed Minimum Pensions.............................232
         28.2       Other Pensions..........................................232
         28.3       First annual increase...................................232

                          PAGE INTENTIONALLY LEFT BLANK

                          VODAFONE GROUP PENSION SCHEME

                     SECOND DEFINITIVE TRUST DEED AND RULES

                       SCHEDULE 5: DIRECTORS SECTION RULES


               SECTION 1: INTRODUCTION; ELIGIBILITY AND MEMBERSHIP

1        INTRODUCTION

         1.1      INTERPRETATION

                  These Rules shall be interpreted in accordance with Schedule 1 to this Deed.

                  Any reference in this Schedule to a numbered Rule is to one of these Rules unless the reference is to a rule in one of the other Schedules.

                  Any reference in this Schedule to a Member is to a Member to whom this Schedule applies, as stated in sub-Rule 1.3.

         1.2      DEFINED TERMS

                  In these Rules the following words and expressions have the following meanings respectively:-

                  "NORMAL RETIREMENT AGE" means the date of the Member's 60th birthday;

                  "POST SEPTEMBER 93 DIRECTOR" means any Member of this Section who is not a Pre September 93 Director;

                  "PRE SEPTEMBER 93 DIRECTOR" means any Member of this Section who was a member of Vodafone Directors Scheme immediately before the Revision Date and joined the Vodafone Directors Scheme before 1 September 1993;

                  "RACAL DIRECTORS PENSIONABLE SERVICE" means, in relation to any Member, any period of pensionable service under the Racal Directors Scheme which he has been notified by the Trustees counts towards his benefits under the Directors Section of this Scheme;

                  "TRANSFERRED PENSIONABLE SERVICE" means Racal Directors Pensionable Service, Vodafone Managers Pensionable Service or Vodafone Staff Pensionable Service;

                  "VODAFONE DIRECTORS PENSIONABLE SERVICE" means the total of the periods referred to in sub-Rule 4.2;

                  "VODAFONE MANAGERS PENSIONABLE SERVICE" means, in relation to any Member, any period of pensionable service under the Vodafone EM&SM Scheme or the Executive Manager and Senior Manager Section of this Scheme which he has been notified by the Trustees counts toward his benefits under the Directors Section of this Scheme;

                  "VODAFONE STAFF PENSIONABLE SERVICE" means, in relation to any Member, any period of Pensionable Service under this Scheme before the Revision Date and/or pensionable service under the Staff Section of this Scheme on or after the Revision Date which he has been notified by the Trustees counts toward his benefits under the Executive Manager and Senior Manager Section of this Scheme.

         1.3      APPLICATION

                  These Rules apply:-

                  (1) to all Members who are in Pensionable Service on the Revision Date and immediately before the Revision Date were in pensionable service under the Vodafone Directors Scheme; and

                  (2) to all Members who become Members of the Directors Section on or after that date in accordance with Rule 2.

         1.4      TRANSFER TO ANOTHER SECTION

                  When any Member of this Section becomes a Member of another Section of the Scheme, he shall cease to be entitled to benefits under this Section.

2        ELIGIBILITY AND MEMBERSHIP

         2.1      ELIGIBILITY CONDITIONS

                  An Employee is eligible to become a Member is he fulfils the following eligibility conditions unless he is informed by the Principal Employer that he is not eligible to become a Member-:

                  (1) he is employed by one or more of the Employers as an executive director; and

                  (2)      he is aged 21 years or over but under 60 years.

                  An Employee is not eligible to become a Member if and for so long as he pays contributions to a personal pension scheme approved or for which approval is being sought under Chapter IV of Part XIV of the Taxes Act.

         2.2      EVIDENCE AS TO FULFILMENT OF CONDITIONS

                  The Trustees may rely on a statement from an Employer as to the fulfilment of conditions in sub-Rule 2.1 in respect of any Employee.

         2.3      ADMISSION OF NEW EMPLOYEES TO MEMBERSHIP WHEN FIRST ELIGIBLE

                  An Employee shall be admitted to membership of the Directors Section with effect from the first date on which he satisfies all the eligibility conditions set out in sub-Rule 2.1 subject to the Trustees' powers under sub-Rule 2.4 and (having regard to section 160 of the Pension Schemes Act) with the right under sub-Rule 2.7 to opt out if he does not wish to be or remain a Member.

         2.4      MEDICAL AND OTHER EVIDENCE

                  Before being admitted to membership of the Directors Section an Employee shall produce such evidence of health, age and such other matters (if any) as the Trustees may require.

                  If when required to do so pursuant to this sub-Rule an Employee fails to produce evidence of good health to the satisfaction of the Trustees, the Trustees may decline to admit him to membership or they may offer him membership on such special terms (including as to modified or partial benefits) as the Trustees with the consent of the Principal Employer shall decide.

         2.5      DISCRETIONARY ADMISSION TO MEMBERSHIP

                  An Employee who would not otherwise be eligible for membership of the Directors Section may be admitted to membership of the Directors Section with the consent of the Principal Employer and the Trustees and on such terms and at such time as may be agreed between the Trustees and the Principal Employer.

         2.6      EFFECT OF ADMISSION TO MEMBERSHIP

                  Upon being admitted to membership of the Directors Section an Employee becomes a Member and is bound by the Trust Deeds.

         2.7      OPTING OUT

                  A Member may at any time withdraw from active membership of the Directors Section by giving to his Employer for recording and transmission to the Trustees not less than one month's notice to that effect ending on the last day of any month on such form as the Trustees may prescribe for that purpose, or such lesser period of notice (if any) as the Trustees and the Employer may agree to accept. Upon the expiration of such notice the Member concerned shall be treated for the purposes of the Scheme as having terminated his Pensionable Service. If the Member gives such notice before paying any contributions to the Scheme, he shall be treated as if he had never become a Member.

         2.8      RE-JOINING THE SCHEME AFTER OPTING OUT

                  A Member who withdraws from active membership of the Directors Section pursuant to sub-Rule 2.7 may, at the discretion of the Trustees and with the consent of the Principal Employer, be re-admitted to membership of the Directors

                  Section provided he then fulfils the eligibility conditions mentioned in sub-Rule 2.1 and satisfies the requirements of sub-Rule 2.4. Such re-admission shall be for such benefits and subject to such conditions as the Trustees and the Principal Employer shall decide.

         2.9      EFFECT OF PROVIDING INCOMPLETE OR INACCURATE INFORMATION

                  Without prejudice to sub-Rule 2.4, if when required to do so any Employee or Member fails to provide the Trustees with information or provides them with information which is incomplete or inaccurate, the Trustees may with the consent of the Principal Employer modify the benefits payable to or in respect of the Member under the Scheme to such extent as they may consider appropriate in the circumstances.

                        SECTION 2: MEMBERS' CONTRIBUTIONS

3        MEMBERS' CONTRIBUTION

         3.1      COMPULSORY CONTRIBUTIONS

                  In each Scheme Year each Member shall pay contributions to the Scheme in equal instalments at the same time as he receives pay from his Employer at the rate of 3.5% of his Pensionable Earnings (or, in the case of a Member who in an 89 Limits Member for the purposes of the Revenue Limits Rules, the Permitted Maximum (as defined in the Revenue Limits Rules), if less).

         3.2      VOLUNTARY CONTRIBUTIONS

                  A Member may pay voluntary contributions to the Scheme of such amounts or at such rates (subject to the limits on Member's contributions mentioned in the Revenue Limits Rules) and at such intervals as he may agree with the Trustees. The assets representing such voluntary contributions and the income from them and any additions to them shall be held by the Trustee separate from all the other assets of the Fund.

         3.3      NOTICE TO BE GIVEN BY MEMBERS CONCERNING VOLUNTARY
                  CONTRIBUTIONS

                  A Member must give the Trustees such notice as the Trustees may require (not exceeding the maximum period of notice allowed by Regulation 2(4) of the Pension Schemes (Voluntary Contributions Requirements and Voluntary and Compulsory Membership) Regulations 1987 (SI 1987 No. 1108)) of his intention to pay voluntary contributions at a specified rate or of a specified amount, or to vary the rate or amount.

         3.4      BENEFITS IN RESPECT OF VOLUNTARY CONTRIBUTIONS

                  The Trustees shall secure:-

                  (1) that any voluntary contributions paid by a Member are used to provide such benefits for or in respect of him under the Scheme as the Trustees and the Member may agree or, in the absence of agreement, as the Trustees may decide and that such benefits:-

                           (a) shall be additional to the benefits provided for or in respect of him under the following
                                    Rules: and

                           (b) shall be money purchase benefits within the meaning of section 181 of the Pension Schemes Act; and

                  (2) that the value of the additional benefits is reasonable having regard to the amount of the voluntary contributions.

         3.5      REPAYMENT OF SURPLUS VOLUNTARY CONTRIBUTIONS

                  This sub-Rule applies if a Member pays voluntary contributions under this Rule and on his Scheme Exit Date the benefits which have accrued to him are found to exceed the maximum total benefits which may be provided by the Scheme to or in respect of him under Revenue Limits.

                  (1) To the extent that the excessive benefits have been secured by the Member's voluntary contributions the amount of the Scheme assets which secure the excessive benefits and consist of or relate to those contributions shall be determined by the Trustees (for which purpose they may rely on the advice of the Actuary).

                  (2) The Trustees shall then pay that amount to the Member (or, if the Member has died, to the Member's estate) after deducting such tax as they may be required to deduct and account for to the Inland Revenue.

                  (3) The Trustees shall also comply with the requirements of Regulation 5 of the Retirement Benefit Schemes (Restriction on Discretion to Approve) (Additional Voluntary Contributions) Regulations 1993 (SI 1993 No. 3016), and, where the Scheme is the "leading scheme" in relation to the Member, with the requirements or Regulation 6 of those Regulations so far as they concern main schemes.

         3.6      DEDUCTION OF CONTRIBUTIONS FROM SALARY OR PAY

                  Each Member's Employer shall deduct from the Member's salary or pay the amounts payable by the Member to the Scheme as compulsory and voluntary contributions and pay them to the Trustees promptly and in any event so as to comply with section 49(8) of the Pensions Act and regulations made under it (being at the date of this Deed regulation 16 of the Administration Regulations which requires the payment to the Trustees to be made within 19 days commencing from the end of the month in which the amount is deducted from the Member's earnings).

         3.7      TERMINATION OF MEMBER'S CONTRIBUTIONS

                  Unless a Member's Employer determines otherwise and notifies the Member accordingly, but subject always to such Inland Revenue consent as may from time to time be required, no contributions shall be payable or may be paid by a Member after his Normal Retirement Age or the date when his Pensionable Service terminates, if earlier.

         3.8      MEMBER'S CONTRIBUTIONS DURING TEMPORARY ABSENCE

                  Where a Member is temporarily absent from work with his Employer, the payment of his contributions under this Rule is governed by Rule 6.

              SECTION 3: PENSIONABLE SERVICE AND TEMPORARY SERVICE

4        CALCULATION OF VODAFONE DIRECTORS PENSIONABLE SERVICE

         4.1      PURPOSE OF THIS RULE

                  Most of the benefits payable to or in respect of a Member under the Directors Section are determined by reference to the Member's Vodafone Directors Pensionable Service. This Rule explains how a Member's Vodafone Directors Pensionable Service is calculated.

         4.2      VODAFONE DIRECTORS PENSIONABLE SERVICE

                  Subject to sub-Rule 4.3, a Member's Vodafone Directors Pensionable Service for the purpose of calculating the benefits payable to and in respect of him under the Directors
                  Section is the total of the following periods (which shall be expressed in complete years with complete months which are not part of a complete year being expressed as a fraction of a year):-

                  (1) the period during which he was in Pensionable Service under the Directors Section; and

                  (2) if he was in pensionable service under the Vodafone Directors Scheme immediately before the Revision Date, the period during which he was in pensionable service under the Vodafone Directors Scheme ending on the day before the Revision Date.

                  There shall be deducted any part of such period or periods which does not count as Pensionable Service due to temporary absence from work as provided in Rule 6 or the applicable temporary absence rule prevailing at the time when the absence occurred.

         4.3      MORE THAN ONE PERIOD OF VODAFONE DIRECTORS PENSIONABLE SERVICE

                  If a Member who has been in Pensionable Service leaves Service or withdraws from active membership of the Directors Section and subsequently rejoins the Directors Section, each of the periods of Vodafone Directors Pensionable Service shall count as a separate period of Vodafone Directors Pensionable Service unless:-

                  (a) the Trustees with the consent of the Principal Employer agree to aggregate them; or

                  (b) the Member is a female Member who is absent from work wholly or partly because of pregnancy or confinement and the periods of Pensionable Service separated by the period of maternity absence are required to be treated as continuous by Part VIII of the Employment Rights Act 1996.

                  Where a Member has any period of Vodafone Directors Pensionable Service which is not aggregated in accordance with this sub-Rule with his most recent period of Vodafone Directors Pensionable Service, the benefits payable to and in respect of him in respect of the earlier period or periods are determined in accordance with the Rules relating to early leavers.

         4.4      CHANGE OF SCHEME EMPLOYER

                  Where a Member is employed by one Employer and immediately after the termination of his employment with that Employer he becomes an employee of another Employee, his Vodafone Directors Pensionable Service shall not be treated as having been broken by reason only of such change of employment.

5.       MEMBERS IN PART-TIME EMPLOYMENT

         5.1      PURPOSE OF THIS RULE

                  This Rule explains the adjustments required where any Member's Vodafone Directors Pensionable Service includes both full-time and part-time employment or variable part-time employment.

         5.2      INTERPRETATION

                  In this Rule:-

                  (1) "FULL-TIME EMPLOYMENT" means in respect of any Employer and any period, employment with the Employer which, by reason of the number of hours per week (or month) for which the Member is contracted to work, is treated by the Employer as full-time employment; and

                  (2) "PART-TIME EMPLOYEMENT" means employment with the Employer which is less than Full-time Employment.

         5.3      MEMBERS TO WHOM THIS RULE APPLIES

                  This Rule applies to any Member where during the Member's Vodafone Directors Pensionable Service:-

                  (a) the Member has periods both of Full-time Employment and Part-time Employment; or

                  (b) the Member has periods of Part-time Employment in respect of which there is a difference in the number of hours per week (or month) for which he is contracted to work as a proportion of the number of hours required for Full-time Employment.

                  The Trustees may rely on a statement from the Employer as to the hours per week (or month) for which any Member is or was contracted to work and the number of hours which are or were required for Full-time Employment with the Employer.

         5.4      CONVERSION INTO FULL-TIME EQUIVALENT

                  Where by virtue of sub-Rule 5.3 this Rule applies to any Member, in respect of each period during which the number of hours per week (or month) for which the Member is required to work bears the same proportion to the number of hours required for Full-time Employment, his Final Pensionable Earnings and Vodafone Directors Pensionable Service shall be converted into their full-time equivalent and the benefit attributable to each such period shall then be aggregated. For this purpose:-

                  (1) the Member's Final Pensionable Earnings shall be converted into its full-time equivalent by multiplying it by the fraction FTH/CH; and

                  (2) the Member's Vodafone Directors Pensionable Service shall be converted into its full time equivalent by multiplying it by the fraction CH/FTH;

                  where:-

                           (a) "FTH" is the number of hours per week (or month) required for Full-time Employment at the end of such period; and

                           (b) "CH" is the number of hours per week (or month) for which the Member is contracted to work at the end of the period in question.

         5.5      TREATMENT OF NOTIONAL PENSIONABLE SERVICE

                  Where any benefit under the Rules is required to be calculated taking into account notional Pensionable Service after a Member's actual Pensionable Service has terminated, it shall be assumed that the number of hours for which the Member was contracted to work and the number of hours required for Full-time Employment in each case as at the date when his Pensionable Service terminated would have continued to apply if he had remained in Pensionable Service.

6        CONSEQUENCES OF TEMPORARY ABSENCE

         6.1      PURPOSE OF THIS RULE

                  This Rule determines:-

                  (1) whether and the extent to which any period during which a Member is temporarily absent from work with his Employer, but remains in Service, is to be included in the Member's Vodafone Directors Pensionable Service;

                  (2) whether and the extent to which the Member is obliged to pay contributions during or in respect of any such period of temporary absence; and

                  (3) whether the Member's death during any such period of temporary absence is to count as death in Pensionable Service for the purpose of determining benefits on death in Pensionable Service under Section 6 of these Rules.

         6.2      MATERNITY ABSENCE: (a) PAID

                  If a female Member is absent from work wholly or partly because of pregnancy or confinement whilst remaining in Service, then to the extent that the period of absence is a period of paid maternity absence within the meaning of paragraph 5(3) of Schedule 5 to the Social Security Act 1989 or a maternity leave period within the meaning of section 235(1) of the Employment Rights Act 1996 the effect of the Member's absence shall be as provided in the following sub-Rules of this Rule.

                  6.2.1 CONTINUATION OF MEMBERSHIP. The Member shall be deemed to continue in Pensionable Service throughout the period of paid maternity absence or maternity leave period.

                  6.2.2 CONTRIBUTIONS DURING ABSENCE. The Member shall continue to pay contributions in accordance with Rule 3 during the period of paid maternity absence calculated by reference to her actual earnings from her Employer instead of by reference to her Pensionable Earnings.

                  6.2.3 PERIOD OF PENSIONABLE SERVICE. The period of paid maternity absence or maternity leave period shall be included in the Member's Vodafone Directors Pensionable Service.

                  6.2.4 DEATH DURING ABSENCE. If a member dies in Service during the period of paid maternity absence or maternity leave period she shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules. To the extent that the benefits under
                           Section 6 fail to be determined by reference to her earnings during a period which included a period of paid maternity absence, they shall be determined in accordance with the normal employment requirement within the meaning of paragraph 5(3) of Schedule 5 to the Social Security Act 1989.

         6.3      MATERNITY ABSENCE: (b) UNPAID

                  If a female Member is absent from work wholly or partly because of pregnancy or confinement whilst remaining in Service, then to the extent that the period of absence is not a period of paid maternity absence within the meaning of paragraph 5(3) of Schedule 5 to the Social Security Act 1989 or a maternity leave period within the meaning of section 234(1) of the Employment Rights Act 1996 the effect of the Member's absence shall be as provided in the following sub-Rules of this Rule.

                  6.3.1 CONTINUATION OF MEMBERSHIP. The Member shall be deemed to continue in Pensionable Service throughout the period in question.

                  6.3.2 CONTRIBUTIONS DURING ABSENCE. The Member shall cease to pay contributions in accordance with Rule 3 during the period of absence but may following her return to work pay the contributions calculated by reference to her full Pensionable Salary which she would have paid if this sub-Rule had not applied in such instalments and over such period as she may agree with the Trustees.

                  6.3.3 PERIOD OF PENSIONABLE SERVICE. Any period of maternity absence to which this sub-Rule 6.3 applies shall be included in the Member's Vodafone Directors Pensionable Service only to the extent that the Member pays contributions in respect of it, by way of arrears of contributions paid following her return to work in accordance with sub-Rule 6.3.2.

                  6.3.4 DEATH DURING ABSENCE. If the Member dies in Service during a period of maternity absence to which this sub-Rule 6.3 applies she shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules.

         6.4      OTHER CAUSES OF TEMPORARY ABSENCE

                  If a Member is temporarily absent from work and the Member is not a female Member whose absence comes within sub-Rules 6.2 or 6.3, the effect of the Member's absence shall be as provided in the following sub-Rules of this Rule.

                  6.4.1 CONTINUATION OF MEMBERSHIP. The Member shall be deemed to have left Pensionable Service upon the expiry of the following periods:-

                           (a) if the absence is due to illness or injury, 30 months from the date when the absence commences; or

                           (b) if the absence is for any other reason, 12 months from the date when the absence commences;

                           or such longer period (if any) as the Trustees and the Principal Employer may agree.

                  6.4.2 CONTRIBUTIONS DURING ABSENCE. For so long as the Member receives salary or pay from his Employer at not less than half the rate of his salary or pay immediately before the absence commenced, he shall continue to pay contributions in accordance with Rule 3 during the period or absence calculated by reference to his full Pensionable Earnings. For so long as any Member receives salary or pay from his Employer at less than hlf the rate of his salary or pay immediately before the absence commenced, he shall cease to pay contributions in accordance with Rule 3 during the period of absence but may following his return to work pay the contributions (calculated by reference to his full Pensionable Earnings) which he would have paid if this sub-Rule had not applied in such instalments and over such period as he may agree with the Trustees.

                  6.4.3 PERIOD OF PENSIONABLE SERVICE. Any period of temporary absence shall be included in the Member's Vodafone Directors Pensionable Service only to the extent that the Member pays contributions in respect of it, either during the period of absence or by way of arrears of contributions paid following his return to work in accordance with sub-Rule 6.4.2.

                  6.4.4 DEATH DURING ABSENCE. If a Member dies in Service whilst absent from work and he has not been deemed to have left Pensionable Service in accordance with sub-Rule 6.4.1, he shall be treated as dying in Pensionable Service for the purpose of Section 6 of these Rules.

                     SECTION 4: MEMBER'S RETIREMENT BENEFITS

7        MEMBER'S RETIREMENT BENEFITS: GENERAL

         7.1      MEMBER'S RETIREMENT BENEFITS

                  On retirement from Pensionable Service a Member is entitled to a pension calculated and paid in accordance with Rules 8 to 13.

                  If before a Member's Normal Retirement Age his Pensionable Service is terminated by him leaving Service or withdrawing from membership of the Directors Section whilst remaining in Service, and he does not become entitled to any early retirement pension under Rules 9 to 12, the benefits payable to and in respect of him are determined in accordance with
                  Section 7 of these Rules.

         7.2      OTHER PROVISIONS APPLICABLE TO RETIREMENT PENSIONS

                  A Member's pension payable under Rules 8 to 13:-

                  (1) shall be reduced in accordance with Rules 14 or 15 if the Member exercises his commutation or surrender options under them;

                  (2)      shall be payable in accordance with Rule 27; and

                  (3)      shall be subject to increases in accordance with Rule
                           28.

         7.3      SUPPLEMENTS TO RETIREMENT PENSIONS

                  Members' retirement pensions under Rules 8 to 13 may be supplemented:-

                  (1) as a result of the Member having paid additional voluntary contributions in accordance with sub-Rule
                           3.4 or the Former Provisions;

                  (2) as a result of a transfer payment or transfer payments having been received in respect of the Member under Clause 18 in Schedule 2 to this Deed or under the Former Provisions; or

                  (3) as a result of the exercise of the augmentation powers contained in Clause 21 in Schedule 2 to this Deed.

                  The extent to which Rules 14 (commutation option), 15 (surrender option), 27 (payment of pensions) and 28 (pension increases) apply to any supplement to the Member's retirement pension referred to in sub-Rule 7.3 depends on the terms agreed between the Member and the Trustees in the case of additional voluntary contributions and transfer payments and on the terms specified by the Trustees in the case of augmentations.

         7.4      CONTRACTING-OUT AND INLAND REVENUE REQUIREMENTS

                  The Trustees must ensure:-

                  (1) that if the Member was in Contracted-out Employment in relation to the Scheme before 6 April 1997, the Member's retirement pension attributable to Pensionable Service prior to 6 April 1997 complies with the GMP Rules; and

                  (2) that the Member's retirement benefits do not exceed the limits applicable to them under the Revenue Limits Rules.

         7.5 REVENUE LIMITS: ALTERNATIVE CALCULATION DISREGARDING RETAINED BENEFITS

                  If having regard to the treatment of retained benefits for the purpose of applying Revenue Limits to any Member's pension, the amount calculated using the formula:-

                           Final Pension Earnings x (VDPS + TPS)
                                                    ------------
                                                         60

                  where:-

                           "VDPS" is the Member's Vodafone Directors Pensionable Service; and

                           "TPS" is his Transferred Pensionable Service (if any);

                  would exceed the amounts calculated in accordance with the formulae set out in the Rules in this Section 4, then the amount calculated using the formula above shall be substituted for the amount calculated in accordance with the formulae set out in the Rules in this Section 4 and, in cases of early retirement, then reduced in accordance with whichever of sub-Rules 10.2(2) or 10.3(2) is applicable to him.

8        NORMAL RETIREMENT

         8.1      MEMBER'S ENTITLEMENT TO PENSION FROM NORMAL RETIREMENT AGE

                  A member whose Pensionable Service terminates as a result of his retirement from Service at Normal Retirement Age shall be entitled to a normal retirement pension from the Scheme which shall commence to be payable with effect from the day following his Normal Retirement Age for the remainder of his lifetime and which shall be calculated in accordance with this Rule.

         8.2      INITIAL ANNUAL AMOUNT OF PENSION: (a) PRE SEPTEMBER 93
                  DIRECTORS

                  In the case of a Pre September 93 Director, the initial annual amount of the Member's pension under sub-Rule 8.1 shall be calculated as follows:-

                  (1) if the aggregate of his Vodafone Directors Pensionable Service and Transferred Pensionable Service (if any) does not exceed 20 years, by using the following formula:-

                                    Final Pensionable Earnings x (VDPS + TPS)
                                                                 ------------
                                                                      30
                           where:-

                                    "VDPS" is his Vodafone Directors Pensionable
                                    Service; and

                                    "TPS" is his Transferred Pensionable
                                    Service; or

                  (2) if the aggregate of his Vodafone Directors Pensionable Service and his Transferred Pensionable Service (if any) exceeds 20 years, by using the following formula

                                    Final Pensionable Earnings x 2
                                                                 -
                                                                 3

         8.3      INITIAL ANNUAL AMOUNT OF PENSION: (b) POST SEPTEMBER 93
                  DIRECTORS

                  In the case of a Post September 93 Director, the initial annual amount of a Member's pension under sub-Rule 8.1 by virtue of his Vodafone Directors Pensionable Service and his benefits in respect of Vodafone EM&SM Pensionable Service or Vodafone Staff Pensionable Service shall be calculated as follows:-

                  (1) if he has no Transferred Pensionable Service, it shall be calculated by taking his Final Pensionable Earnings and multiplying them by the following:-

                                     VODAFONE DIRECTORS PENSIONABLE SERVICE
                                     --------------------------------------
                                                VDPS Denominator

                  (2) if he has Transferred Pensionable Service, it shall be calculated by taking his Final Pensionable Earnings and multiplying them by the aggregate of the following:-

                           (a)      Vodafone Staff Pensionable Service
                                    ----------------------------------
                                                     60

                           (b)      Vodafone Managers Pensionable Service
                                    -------------------------------------
                                                     50

                           (c)      Vodafone Directors Pensionable Service
                                    --------------------------------------
                                               VDPS Denominator

                  For the purpose of this sub-Rule the "VDPS DENOMINATOR" is 30 except that if the amount calculated pursuant to paragraph
                  (1), or the aggregate amount calculated pursuant to paragraph
                  (2), would then exceed two-thirds of the

                  Member's Final Pensionable Earnings, it shall be such higher figure as shall be required to ensure that the amount so calculated is equal to two-thirds of the Member's Final Pensionable Earnings.

9        EARLY RETIREMENT: (A) GENERALLY

         9.1      CIRCUMSTANCES IN WHICH MEMBER'S PENSION MAY COMMENCE EARLY

                  A Member's retirement pension may commence before his Normal Retirement Age in any of the following circumstances:-

                  (1)      voluntary early retirement under Rule 10;

                  (2)      redundancy early retirement under Rule 11; or

                  (3)      early retirement due to Serious Ill-health under Rule
                           12.

         9.2      PRESERVATION REQUIREMENTS

                  In accordance with Regulation 8(4) of the Preservation Regulations, the Trustees must be reasonably satisfied that when any Member's pension becomes payable under Rules 10, 11 or 12 before his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of section 94(2) of the Pension Schemes Act).

         9.3      GMP REQUIREMENTS

                  If any Member whose pension commences before Normal Retirement Age under this Rule is entitled to any Guaranteed Minimum Pension, the Trustees shall have power to adjust any pension payable under this rule to such extent as may be necessary to ensure that when the Member attains State Pensionable Age (as defined in the GMP Rules), the Member's pension attributable Contracted-out Employment prior to 6 April 1997 is not less than the amount required under the GMP Rules.

10       EARLY RETIREMENT: (B) VOLUNTARY

         10.1     WHEN PAYABLE

                  If:-

                  (1) a Member's Pensionable Service terminates on or after the date when he attains age 50 and

                  (2) the Principal Employer consents to the immediate commencement of his retirement pension (but such consent shall not be required if the Member has attained the age of 55);

                  he shall be entitled to an early retirement pension from the Scheme which shall commence to be payable with effect from the day after his Pensionable Service terminates (or such later date as the Trustees shall agree with him) and which shall continue to be payable for the remainder of his lifetime.

         10.2     INITIAL ANNUAL AMOUNT: (a) PRE SEPTEMBER 93 DIRECTORS

                  In the case of a Pre September 93 Director, the initial annual amount of the Member's voluntary early retirement pension under sub-Rule 10.1 shall be calculated in two stages:-

                  (1)      (a)      if by remaining in Pensionable Service until
                                    Normal Retirement Age the Member's normal retirement pension would have been calculated under sub-Rule 8.2(1), by first
                                    [illegible] amount payable in accordance with the formula [illegible} Rule but using his Final Pensionable Earnings at and Pensionable Service to his Scheme Exit date;
                                    or

                           (b) if by remaining in Pensionable Service until Normal Retirement Age the Member's normal retirement position would have been calculated under sub-Rule 8.2(2), by first calculating the amount found by the following formula:-

                                             Final Pensionable Earnings
                                             [illegible]

                                    where:-

                                    "N"   =  the Member's Vodafone Directors
                                             Pensionable Service (or, in the
                                             case of a Member with Transferred
                                             Pensionable Service, the aggregate
                                             of his Vodafone Directors
                                             Pensionable Service and his
                                             Transferred Pensionable Service);
                                             and

                                    "NS"  =  what would have been the Member's
                                             Vodafone Directors Pensionable
                                             Service (or, in the case of a
                                             Member with Transferred Pensionable
                                             Service, the aggregate of his
                                             Vodafone Directors Pensionable
                                             Service and his Transferred
                                             Pensionable Service) if he had
                                             remained in Pensionable Service
                                             until his Normal Retirement Age (or
                                             40 year if less);

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect of the period (if any) from the date when the pension becomes payable until the date when the Member attains the age of 55 in order to take account of the fact that the pension is likely to be payable for longer than if it were to commence at the Member's Normal Retirement Age. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

         10.3     INITIAL ANNUAL AMOUNT: (b) POST SEPTEMBER 93 DIRECTORS

                  In the case of a Post September 93 Director the initial annual amount of the Member's voluntary early retirement pension under sub-Rule 10.1 shall be calculated in two stages:-

                  (1)      (a)      if by remaining in Pensionable Service until
                                    Normal Retirement Age (and taking into
                                    account any Transferred Pensionable Service) the Member's normal retirement pension calculated under sub-Rule 8.3 would have been less than two-thirds of his Final
                                    Pensionable Earnings, by first calculating the amount payable in accordance with the formula in sub-Rule 8.3(1), or, if he has Transferred Pensionable Service, sub-Rule
                                    8.3(2) but:-

                                    (i)      using his Final Pensionable
                                             Earnings at and Pensionable Service
                                             to his Scheme Exit Date; and

                                    (ii)     in respect of his Vodafone
                                             Directors Pensionable Service,
                                             using a VDPS Denominator of 30
                                             (being the same VDPS Denominator
                                             as would have been used if he had
                                             remained in Pensionable Service
                                             until Normal Retirement Age); or

                           (b) if by remaining in Pensionable Service until Normal Retirement Age (and taking into account any Transferred Pensionable Service) the Member's normal retirement position calculated under sub-Rule 8.3 would have been equal to two-thirds of his Final Pensionable Earnings, by first calculating the amount found by the following formula:-

                                             Final Pensionable Earnings x 2 x N
                                                                          -   --
                                                                          3   NS

                                    where:-

                                    "N"   =  the Member's Vodafone Directors
                                             Pensionable Service (or, in the
                                             case of a Member with Transferred
                                             Pensionable Service, the aggregate
                                             of his Vodafone Directors
                                             Pensionable Service and his
                                             Transferred Pensionable Service);
                                             and

                                    "NS"  =  what would have been the Member's
                                             Vodafone Directors Pensionable
                                             Service (or, in the case of a
                                             Member with Transferred Pensionable
                                             Service, the aggregate of his
                                             Vodafone Directors Pensionable
                                             Service and his Transferred
                                             Pensionable Service) if he had
                                             remained in Pensionable Service
                                             until his Normal Retirement Age (or
                                             40 years if less);

                  (2) secondly, by applying an early retirement reduction factor to the amount determined at the first stage of the calculation in respect of the period (if any) from the date when the pension becomes payable until the date when the Member attains the age of 55 in order to take account of the fact that the pension is likely to be payable for longer than if it were to commence at the Member's Normal Retirement Age. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

11       EARLY RETIREMENT: (C) REDUNDANCY

         11.1     WHEN PAYABLE

                  If a Member's Pensionable Service terminates on or after the date when he attains age 50 and his Employer certifies to the Trustees that this occurred because his Service terminated by reason of redundancy then, provided that both the Trustees and his Employer consent to the immediate commencement of his retirement pension, he shall be entitled to an early retirement pension from the Scheme which shall commence to be payable with effect from the date after his Pensionable Service terminates (or such later date as his Employer and the Trustees shall agree with him) and which shall continue to be payable for the remainder of his lifetime.

         11.2     INITIAL ANNUAL AMOUNT

                  The initial annual amount of a Member's redundancy early retirement pension under sub-Rule 11.1 shall be calculated in the same way as a voluntary early retirement pension under whichever of sub-Rule 10.2 or 10.3 applies to him except that no early retirement reduction factor shall be applied under sub-Rule 10.2(2) or 10.3(2)(whichever applies to him).

         11.3     RELIANCE BY TRUSTEES ON STATEMENTS FROM EMPLOYERS

                  The Trustees may rely on a statement from the Member's Employer that the Member's Pensionable Service has terminated in the circumstances mentioned in sub-Rule 11.1.

12       EARLY RETIREMENT: (D) SERIOUS ILL-HEALTH

         12.1     WHEN PAYABLE

                  If a Member's Pensionable Service terminates because of Serious Ill-health, he may be granted an ill-health early retirement pension from the Scheme subject to and in accordance with the following sub-Rules of this Rule.

         12.2     PROCEDURE

                  Before his Pensionable Service terminates the Member must request his Employer to support his application to the Trustees for a Serious Ill-health pension to be granted. The Employer may only make such an application if it is satisfied that the Member's state of health is such as to warrant his retirement from employment with the Employer.

                  If any Employer supports an application to the Trustees following a request from a Member in accordance with this sub-Rule, the Trustees shall decide whether the Member is suffering from Serious Ill-health, and notify the Employer and the Member of their decision.

         12.3     MEDICAL EVIDENCE BEFORE COMMENCEMENT OF PENSION

                  For the purpose of sub-Rule 12.2, the Employer and the Trustees shall be entitled to such medical evidence (if any) as they may respectively require. The Member must co-operate in providing all such evidence, including undergoing any medical examination(s) which the Employer or the Trustees may require.

         12.4     COMMENCEMENT

                  A Serious Ill-health early retirement pension shall commence to be payable with effect from the day after the Member's Pensionable Service terminates (or such later date as the Trustees shall agree with him) and which shall, subject to sub-Rules 12.6 and 12.7, continue to be payable for the remainder of his lifetime.

         12.5     INITIAL ANNUAL AMOUNT

                  The initial annual amount of a Member's Serious Ill-health early retirement pension shall be the amount of a voluntary early retirement pension calculated in accordance with whichever of sub-Rules 10.2 or 10.3 applies to him or if the Trustees and the Principal Employer consider a higher amount to be appropriate in the circumstances, such higher amount as the Trustees with the consent of the Principal Employer shall decide, but not greater than the amount which would have been payable under Rule 8 if he had remained in Pensionable Service until his Normal Retirement Age (based on the Member's Final Pensionable Earnings at his Scheme Exit Date).

         12.6     SUBSEQUENT ADJUSTMENT

                  If:-

                  (1) a Member's pension is a Serious Ill-health early retirement pension; and

                  (2) at any time or times between the date when his pension commences and his Normal Retirement Age, in the Trustees' opinion (having taken such medical evidence as they may require) his state of health improves, or deteriorates;

                  the Member's entitlement thereafter shall be of such pension (if any) as the Trustees, with the consent of the Principal Employer, decide to be appropriate in the circumstances, but so that with effect from the Member's Normal Retirement Age his pension shall be not less than it would have been under Rule 23 if on the date of his retirement he had become an early leaver with a preserved pension payable under that Rule but reduced to such extent as the Trustees decide to be appropriate to take account of any part of the Serious Ill-health early retirement pension which the Member commuted for a lump sum.

         12.7     MEDICAL EVIDENCE AFTER COMMENCEMENT OF PENSION

                  A Member shall not be entitled to the continued payment of a Serious Ill-health pension unless after it comes into payment he co-operates in providing all such evidence, including undergoing any medical examination(s) which the Trustees may from time to time require.

13       LATE RETIREMENT

         13.1     COMMENCEMENT OF LATE RETIREMENT PENSION

                  If with the consent of his Employer a Member continues in Service after his Normal Retirement Age, the commencement of his pension shall be postponed until he retires from Service except in the following circumstances.

                  (1) If he is a Pre-87 Limits Member or an 87 Limits Member for the purposes of the Revenue Limits Rules, he may with prior written consent of the Principal Employer commence to draw his pension with effect from any day he attains Normal Retirement Age.

                  (2) If he is an 89 Limits Member for the purposes of the Revenue Limits Rules, he may not commence to draw his pension from the Scheme until his Service terminates except that his pension from the Scheme must come into payment at the latest when he attains age 75.

         13.2     INITIAL ANNUAL AMOUNT OF LATE RETIREMENT PENSION

                  Where the commencement of a Member's pension has been postponed in accordance with sub-Rule 13.1 until after he attains Normal Retirement Age, the initial annual amount of his pension shall be equal to the normal retirement pension which would have been payable to the Member under Rule 8 if the Member had retired on attaining his Normal Retirement Age increased by such late retirement factor as the Trustees having consulted the Actuary consider appropriate having regard to the period of postponement.

                   SECTION 5: ALTERNATIVES TO MEMBER'S PENSION

14       COMMUTATION

         14.1     MEMBER'S RIGHT TO COMMUTE

                  A Member who becomes entitled to a pension from the Scheme may elect to commute part of it for a lump sum subject to and in accordance with this Rule.

         14.2     MEMBER'S ELECTION TO COMMUTE

                  A Member's election under sub-Rule 14.1 shall be made by giving to the Trustees such notice within such period as the Trustees may require.

         14.3     MAXIMUM LUMP SUM

                  The maximum lump sum for which a Member may commute part of his pension pursuant to sub-Rule 14.1 shall be:-

                  (1) the amount determined by multiplying by 2.25 the initial annual amount of the Member's pension from the Scheme; or

                  (2) such greater amount as the Trustees may agree and which will not exceed Revenue Limits.

         14.4     MEMBER CONTINUING IN SERVICE AFTER NORMAL RETIREMENT AGE

                  A Member who continues in Service after his Normal Retirement Age may not receive a lump sum by way of commutation pursuant to this Rule until he commences to receive his pension from the Scheme unless he is a Pre-87 Limits Member or an 87 Limits Member for the purpose of the Revenue Limits Rules. If the Member is a Pre-87 Limits Member or on 87 Limits Member he may with the prior written consent of the Principal Employer make an election pursuant to sub-Rule 14.1 at any time from his Normal Retirement Age to the date when his late retirement pension commences to be paid.

         14.5     BENEFITS FROM MEMBER'S VOLUNTARY CONTRIBUTIONS

                  If before April 1987 a Member had entered into arrangements for the payment of voluntary contributions under another retirement benefits scheme established by, or to which contributions were paid:-

                  (1)      by, his Employer; or

                  (2) by an employer in respect of which his Employer is a relevant employer (within the meaning of Regulation 2 of the Occupational Pension Schemes (Transitional Provisions) Regulations 1988 (SI 1988 No. 1436));

                  any pension secured by his voluntary contributions to the Scheme may be commuted pursuant to sub-Rule 14.1. Otherwise, such pension may not be so commuted although it may be taken into account in the calculation of the lump sum.

         14.6     EXCEPTIONAL CIRCUMSTANCES OF SERIOUS ILL-HEALTH

                  If a Member is in exceptional circumstances of serious ill-health such that the Trustees are advised by a medical practitioner that the Member's expectation of life is very short (in the sense of being measured in months rather than years) and the Trustees determine that in the circumstances a pension is not a reasonable provision for the Member, the Trustees shall have power to commute the whole of the Member's pension for a lump sum.

         14.7     TRIVIAL PENSIONS

                  Notwithstanding sub-Rule 14.3, if a Member's benefit has become payable or the Scheme is being wound up and that benefit does not exceed the Triviality Limit:-

                  (1)      the Member may make an election pursuant to sub-Rule
                           14.1 in respect of the whole of it; or

                  (2) the Trustees shall have the power to commute the whole of it for a lump sum if they determine that it would be conducive to the efficient administration of the Scheme to do so.

         14.8     COMMUTATION FACTORS

                  In determining the amount by which the Member's pension is to be reduced in any case of partial commutation the Trustees shall use such commutation factors as, having taken advice from the Actuary, they may from time to time agree with the Principal Employer and adopt for the purposes of this Rule.

                  The amount of the lump sum to be paid in full commutation of
                  (a) the benefits of a Member who is in exceptional circumstances of serious ill-health, or (b) trivial benefits, shall be calculated on a basis agreed by the Trustees and the Principal Employer having been certified as reasonable by the Actuary.

         14.9     GMP REQUIREMENTS

                  If a Member was in Contracted-Out Employment before 6 April 1997, then insofar as his Scheme pension represents any Guaranteed Minimum Pension it may only be commuted in accordance with the GMP Rules.

15       SURRENDER OPTION

         15.1     TRUSTEES' DISCRETION TO PERMIT SURRENDER

                  With the agreement of the Trustees a Member may elect to surrender part of his pension in return for the provision by the Scheme of a pension or pensions for the Member's spouse and/or such one or more of his Dependents approved by the Trustees as he may nominate payable from the date of the Member's death if, but only if, the Member dies after he commences to receive a pension from the Scheme. Any pension payable as a result of such an election is additional to any pension payable to the spouse or any Dependent Child of the Member pursuant to the Rules concerning benefits payable on the Member's death, and shall be payable for such period as the Member may agree with the Trustees.

         15.2     MEMBER'S ELECTION TO SURRENDER

                  A Member's election under sub-rule 15.1 shall be made by giving to the Trustees such notice within such period (and with such evidence of good health) as the Trustees may require and must in any event be made before the Member's own pension commences. The person or persons nominated by the Member must be the Member's spouse or a Dependent or Dependants at the date on which the notice is given. The Trustees may in the absence of such evidence of good health, refuse to accept a Member's election.

         15.3     REVENUE AND CONTRACTING-OUT LIMITS ON SURRENDER

                  The surrender of a Member's pension under this Rule is subject to the following restrictions:-

                  (1) the amount or aggregate amount of any pensions provided for a Member's spouse or Dependant or Dependants by virtue of an election made pursuant to sub-Rule 15.1 shall not exceed the reduced pension payable to the Member following the surrender; and

                  (2) if the Member is a Contracted-out Member the reduction in the Member's pension attributable to Contracted-out Employment before 6 April 1997 resulting from an election made pursuant to sub-Rule
                           15.1 must not be such as to reduce the Member's pension below his Guaranteed Minimum Pension.

         15.4     SURRENDER FACTORS

                  In determining the rate at which a Member's pension may be surrendered pursuant to this Rule in return for the provision by the Scheme of a pension or pensions for the Member's spouse and/or one or more of the Member's Dependants, the Trustees shall use such surrender factors as, having taken advice from the Actuary, they shall think fit and the Principal Employer shall approve.

         15.5     EFFECT OF DEATH OF SPOUSE OR NOMINATED DEPENDANT

                  If the spouse or any Dependant of a Member who is entitled to a pension from the Scheme as a result of an election made by the Member pursuant to sub-Rule 15.1 dies before the Member but on or after the date when the Member's own pension has commenced to be paid, the Member's election made pursuant to this Rule shall remain in force and he shall remain entitled only to the part of his pension which he has not surrendered.

                  If the spouse or any Dependant of a Member who is entitled to a pension from the Scheme as a result of an election made by the Member pursuant to sub-Rule 15.1 dies before the Member dies and before the date when the Member's Pension commences to be paid, the Member's election in respect of such spouse or such Dependant shall be cancelled automatically with effect from the spouse's or Dependant's death and the Member's entitlement to pension from the Scheme shall be the same as it would have been if in respect of such spouse or Dependant that election had not been made.

         15.6     REVOCATION OF MEMBER'S ELECTION

                  An election made by a Member pursuant to sub-Rule 15.1 may be revoked:-

                  (1) by the Member only with the Trustees' consent and only prior to the earlier of his Normal Retirement Age and the commencement of his pension from the Scheme; and

                  (2) by the Trustee if the Member retires from Service prior to his Normal Retirement Age.

                  In either such case the Member's entitlement to pension from the Scheme shall be the same as it would have been if that election had not been made.

         15.7     FURTHER ELECTION FOLLOWING CANCELLATION OR REVOCATION

                  Following the cancellation or revocation of a Member's election under (as the case may be) sub-Rule 15.5 or 15.6 above the Member may, if he so wishes but subject always to sub-Rule 15.2 and the agreement of the Trustees, make a further election in accordance with sub-Rule 15.1

                      SECTION 6: BENEFITS ON MEMBER'S DEATH

16       BENEFITS ON MEMBER'S DEATH: GENERAL

         16.1     CATEGORIES OF BENEFIT PAYABLE

                  If a Member dies, benefits will be provided from the Directors
                  Section in one or more of the following categories:-

                  (1)      a lump sum;

                  (2)      a spouse's pension;

                  (3)      a Financial Dependant's pension; and

                  (4)      children's pensions.

                  The particular benefits payable on the Member's death depend on whether the Member dies in Pensionable Service (Rule 17), in Service on or after Normal Retirement age (Rule 18) or after the commencement of his own pension (Rule 19).

                  If a Member dies after his Pensionable Service has terminated but before the commencement of his own pension, the benefits payable on his death are determined in accordance with Section 7 of these Rules.

         16.2     PROVISIONS APPLICABLE TO PENSIONS ON MEMBER'S DEATH

                  16.2.1   COMMENCEMENT

                           A spouse's or Dependant Child's pension shall commence on the day which next follows the date of the Member's death

                  16.2.2   TERMINATION

                           (a) SPOUSE'S PENSION. A spouse's pension shall terminate with the last instalment paid before the spouse dies

                           (b) FINANCIAL DEPENDANT'S PENSION. A Financial Dependant's pension shall terminate in accordance with sub-Rule 17.3, 18.3 or 19.4 (as the case may be).

                           (c) DEPENDENT CHILD'S PENSION. A Dependent Child's pension shall terminate with the last instalment paid before the earliest of the following dates:-

                                    (1)      if the Dependent Child does not
                                             continue in full-time educational
                                             or vocational training after
                                             attaining age 18, when the
                                             Dependent Child attains age 18;

                                    (2)      if the Dependent Child does
                                             continue in full-time education or
                                             vocational training after attaining
                                             age 18, when the Dependent Child
                                             ceases to be in full-time
                                             educational or vocational training
                                             or attains age 21 if earlier; or

                                    (3)      the date of the Dependent Child's
                                             death;

                                    except that in the case of a child who is a Dependent Child as a result of being wholly or partly financially dependent on the Member by reason of physical or mental incapacity, the Dependent Child's pension shall terminate at such time as the Trustees shall decide.

                  16.2.3   PENSION INCREASES

                           Pensions payable to Member's spouses, Financial Dependants and Dependent Children under these Rules shall be increased in accordance with Rule 28.

                  16.2.4   COMMUTATION

                           A pension payable to a Member's spouse, Financial Dependant or Dependent Child may only be commuted if the pension is Trivial. Such a pension may be commuted when it becomes payable or when the Member's own pension is commuted on grounds of triviality.

                  16.2.5   GMP REQUIREMENTS

                           To the extent that any part of a pension payable to the Member's spouse is a Guaranteed Minimum Pension:-

                           (1) it is subject to the overriding guarantee set out in the GMP Rules; and

                           (2) it may only be commuted in accordance with the GMP Rules.

17       DEATH IN PENSIONABLE SERVICE

         17.1     LUMP SUM BENEFIT

                  If a Member dies in Pensionable Service before his Normal Retirement Age, there shall be payable in accordance with Clause 22 in Schedule 2 to this Deed a lump sum equal to four times the Member's Pensionable Earnings.

                  The amount payable under this sub-Rule upon the death of any Member shall not exceed the amount which the Trustees receive, as a result of the Member's death, under any policy by which the Member's life is for the time being assured; but this paragraph of this sub-Rule shall not limit the amount which the Trustees are entitled to claim from the underwriter or underwriters of the policy in question.

         17.2     SPOUSE'S PENSION

                  If a Member:-

                  (1) dies in Pensionable Service before Normal Retirement Age; and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount equal to one half of the pension to which Member would have been entitled under Rule 8 if he had remained in Pensionable Service until his Normal Retirement Age (based on the Member's Final Pensionable Earnings at the date of his death).

         17.3     FINANCIAL DEPENDANT'S PENSION

                  If a Member:-

                  (1)      dies in Pensionable Service before Normal Retirement
                           Age;

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependant;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependant of such initial annual amount (not exceeding the amount which would have been payable under sub-Rule 17.2 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         17.4     CHILDREN'S PENSIONS:

                  17.4.1   NO PRIOR PENSION PAID TO SPOUSE OR FINANCIAL
                           DEPENDANT

                           If a Member:-

                           (1) dies in Pensionable Service before Normal Retirement Age;

                           (2)      is not survived by a spouse;

                           (3) is not survived by a Financial Dependant to whom the Trustees decide to award a pension under sub-Rule 17.3; but

                           (4)      is survived by a Dependent Child or
                                    Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 17.2 if the Member had been survived by a spouse; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 17.2 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  17.4.2   PRIOR PENSION PAID TO SPOUSE OR FINANCIAL DEPENDANT

                           If:-

                           (1) a pension is payable to a Member's spouse under sub-Rule 17.2 or a Member's Financial Dependant under sub-Rule 17.3; and

                           (2) on the death of the Member's spouse or that Financial Dependant there is a any child living who:-

                                    (i)      was a Dependent Child of the Member
                                             at the date of the Member's death;
                                             and

                                    (ii)     continues to be a Dependent Child
                                             at the date of the spouse's or
                                             Financial Dependant's death;

                           the spouse's or Financial Dependant's pension shall from then on be paid to the Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependant's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  17.4.3   ADDITIONAL PENSION

                           If a Member:-

                           (1) dies in Pensionable Service before Normal Retirement Age; and

                           (2)      is survived by a Dependent Child or
                                    Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) in addition to any pension or pensions payable under sub-Rule 17.4.1 or 17.4.2, a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to 5 per cent of the Member's Pensionable Earnings; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to 5 per cent of the Member's Pensionable Earnings in respect of each child (but limited to a maximum of 15 per cent) and which shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

18       DEATH IN SERVICE ON OR AFTER NORMAL RETIREMENT AGE

         18.1     LUMP SUM BENEFITS

                  If a Member dies in Service on or after his Normal Retirement Age, there shall be payable in accordance with Clause 22 in
                  Schedule 2 to this Deed a lump sum equal to five times what would have been the initial annual rate of the Member's pension from the Scheme under Rule 13 if he had retired on the day before his death.

         18.2     SPOUSE'S PENSION

                  If a Member:-

                  (1)      dies in Service on or after Normal Retirement Age;
                           and

                  (2) is survived by a spouse to whom the Member was married at the date of his death; from the Scheme of an initial annual amount calculated using the formula:-

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount calculated using the formula:-

                                    1/2 x Member's Pension

                           where "Member's Pension" is what would have been the initial amount of the Member's pension from the Scheme under Rule 13 if he had retired on the day before his death and any exercise by the Member of his options under Rules 14 (commutation) or 15 (surrender) were disregarded.

         18.3     FINANCIAL DEPENDANT'S PENSION

                  If a Member:-

                  (1)      dies in Service on or after Normal Retirement Age;

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependant;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependant of such initial amount (not exceeding the amount which would have been payable under sub-Rule 18.2 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         18.4     CHILDREN'S PENSIONS

                  18.4.1   NO PRIOR PENSION PAID TO SPOUSE OR FINANCIAL
                           DEPENDANT

                           If a Member:-

                           (1)      dies in Service on or after Normal
                                    Retirement Age;

                           (2)      is not survived by a spouse;

                           (3) is not survived by a Financial Dependant to whom the Trustees decide to award a pension under sub-Rule 18.3; but

                           (4)      is survived by a Dependent Child or
                                    Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 18.2 if the Member had been survived by a spouse; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 18.2 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  18.4.2   PRIOR PENSION PAID TO SPOUSE OR FINANCIAL DEPENDANT

                           If:-

                           (1) a pension is payable to a Member's spouse under sub-Rule 18.2 or a Member's Financial Dependant under sub-Rule 18.3; and

                           (2) on the death of the Member's spouse or that Financial Dependant there is any child living who:-

                                    (i)      was a Dependent Child of the Member
                                             at the date of the Member's death;
                                             and

                                    (ii)     continues to be a Dependent Child
                                             at the date of the spouse's or
                                             Financial Dependant's death;

                           the spouse's or Financial Dependant's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependant's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

19       DEATH AFTER RETIREMENT

         19.1     LUMP SUM BENEFIT:  (a) 5 YEAR GUARANTEE

                  If a Member dies within the period of five years from and including the date when his pension from the Scheme commences to be payable, there shall be payable in accordance with Clause 22 in Schedule 2 to this Deed a lump sum equal to the difference between:-

                  (a) the aggregate amount of pension which the Member would have received during that five year period if he had survived to the end of the period (calculated on the basis that the annual rate of pension payable at the date of his death would have continued to apply for the remainder of the period); and

                  (b) the amount of pension actually paid to him before his death.

         19.2     LUMP SUM BENEFIT:  (b) CONTINUED LIFE COVER IN SPECIAL CASES

                  Where a Member retires with an immediate early retirement pension:-

                  (1) under Rule 11 (redundancy early retirement) where the Member's Pensionable Service commenced before 1 October 1991; or

                  (2)      under Rule 12 (early retirement due to Serious
                           Ill-health);

                  and the Member dies on or after the commencement of his early retirement pension but before his Normal Retirement Age, then:-

                  (a) if his pension is a redundancy early retirement pension, a lump sum equal to four times the Member's Pensionable Earnings shall be payable to his personal representatives; or

                  (b) if his pension is a Serious Ill-health early retirement pension, a lump sum equal to four times the Member's Pensionable Earnings (or, if he is in receipt of a Serious Ill-Health pension which is less than the maximum permitted under sub-Rule 12, a lump sum of such amount as the Trustees may decide) shall be payable in accordance with Clause 22 in Schedule 2 to this Deed.

         19.3     SPOUSE'S PENSION

                  If a Member:-

                  (1) dies on or after the date when his pension from the Scheme commences to be payable; and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount calculated using the formula:-

                                  1/2 x Member's Pension

                  where "Member's Pension" means the amount of the Member's pension from the Scheme at the date of his death or, if the Member had exercised either of his options under Rules 14 (commutation) or 15 (surrender), what would have been the amount of the Member's pension from the Scheme at the date of his death if he had not exercised those options.

         19.4     FINANCIAL DEPENDANT'S PENSION

                  If a Member:-

                  (1) dies on or after the date when his pension from the Scheme commences to be payable; and

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependant;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependant of such initial amount (not exceeding the amount which would have been payable under sub-Rule 19.3 if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         19.5     CHILDREN'S PENSIONS

                  19.5.1   NO PRIOR PENSION PAID TO SPOUSE OR FINANCIAL
                           DEPENDANT

                           If a Member:-

                           (1) dies on or after the date when his pension from the Scheme commences to be payable;

                           (2)      is not survived by a spouse;

                           (3) is not survived by a Financial Dependant to whom the Trustees decide to award a pension under sub-Rule 19.4; but

                           (4)      is survived by a Dependent Child or
                                    Dependent Children;

                           there shall be payable to that Dependent Child (or, if more than one, those Dependent Children) a pension (or pensions) calculated as follows:-

                           (a) if there is only one Dependent Child, a pension of an initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 19.3 if the Member had been survived by a spouse; or

                           (b) if there is more than one Dependent Child, pensions of an aggregate initial annual amount equal to the amount which would have been payable as a spouse's pension under sub-Rule 19.3 if the Member had been survived by a spouse, and such pensions shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                  19.5.2   PRIOR PENSION PAID TO SPOUSE OR FINANCIAL DEPENDANT

                           If:-

                           (1) a pension is payable to a Member's spouse under sub-Rule 19.3 or a Member's Financial Dependant under sub-Rule 19.4; and

                           (2) on the death of the Member's spouse or that Financial Dependant there is any child living who:-

                                    (i)      was a Dependent Child of the Member
                                             at the date of the Member's death;
                                             and

                                    (ii)     continues to be a Dependent Child
                                             at the date of the spouse's or
                                             Financial Dependant's death;

                           the spouse's or Financial Dependant's pension shall from then on be paid to that Dependent Child. If there is more than one such Dependent Child, the spouse's or Financial Dependant's pension shall be divided amongst the Dependent Children in such shares as the Trustees may think fit.

                            SECTION 7: EARLY LEAVERS

20       EARLY LEAVERS:  GENERAL

         20.1     REQUIREMENTS FOR ENTITLEMENT TO PRESERVED BENEFITS

                  This Section applies where, before a Member attains Normal Retirement Age, his Pensionable Service is terminated by him leaving Service or withdrawing from membership of the Directors Section whilst remaining in Service, and he does not become entitled to an early retirement pension under Rules 9 to 12.

         20.2     EARLY LEAVERS NOT QUALIFYING FOR PRESERVED BENEFITS

                  If:-

                  (a) the Member has completed less than two years' Qualifying Service when his Pensionable Service terminates; and

                  (b) no transfer payment has been made to the Scheme in respect of his rights under a personal pension scheme;

                  he is entitled to a refund of contributions in accordance with Rule 21.

         20.3     EARLY LEAVERS WHO QUALIFY FOR PRESERVED BENEFITS

                  If:-

                  (a) the Member has completed at least two years' Qualifying Service when his Pensionable Service terminates; or

                  (b) a transfer payment has been made to the Scheme in respect of his rights under a personal pension scheme;

                  he is entitled to preserved benefits in accordance with Rule
                  22.

21.      EARLY LEAVER NOT ENTITLED TO PRESERVED BENEFITS

         21.1     REFUND OF CONTRIBUTIONS

                  Where, as provided in sub-Rule 20.2, a Member is not entitled to preserved benefits under the Scheme, there shall be payable to him, in substitution for all other benefits payable to or in respect of him under the Scheme, an amount equal to his Member's Contributions less:-

                  (1) such amount as the Trustees are entitled to retain out of the refund by virtue of section 61 of the Pension Schemes Act as a result of electing to pay a contributions equivalent premium in respect of such Member (being so much of the Premium as is attributable to primary Class 1 contributions); and

                  (2)      such tax as the Trustees may be required to deduct.

         21.2     TRANSFER OPTION

                  A Member to whom sub-Rule 21.1 applies may instead of taking a refund of his Member's Contributions elect by giving prior written notice to the Trustees to have an amount equal to his Member's Contributions paid to another occupational pension scheme or a personal pension scheme pursuant to Clause 19 in
                  Schedule 2.

22       EARLY LEAVER ENTITLED TO PRESERVED BENEFITS

         22.1     ENTITLEMENT TO PRESERVED BENEFITS

                  Where, as provided in sub-Rule 20.3, a Member is entitled to preserved benefits under the Scheme, the Member is a Deferred Member and the benefits payable to and in respect of him from the Scheme upon the termination of his Pensionable Service shall be determined in accordance with this Rule and Rules 23 to 26.

         22.2     COMMUTATION AND/OR SURRENDER OF PRESERVED PENSION

                  The preserved pension payable to any Deferred Member may be:-

                  (1) commuted for a lump sum, subject to and in accordance with the provisions of Rule 14: and/or

                  (2) surrendered in return for the provision by the Scheme of a pension or pensions for one or more of his Dependants, subject to and in accordance with the provisions of Rule 15.

         22.3     OTHER PROVISIONS APPLICABLE TO PRESERVED PENSIONS

                  Any pension payable under this Rule:-

                  (1) shall be reduced in accordance with Rule 14 or 15 to the extent that it is commuted or surrendered under either of those Rules.

                  (2)      shall be payable in accordance with Rule 27; and

                  (3) shall, after it commences, be subject to increases in accordance with Rule 28.

         22.4     SUPPLEMENTS TO PRESERVED PENSIONS

                  Deferred Members' preserved pensions under Rules 23 to 25 may be supplemented:-

                  (1) as a result of the Member having paid additional voluntary contributions in accordance with sub-Rule
                           3.4 or the Former Provisions;

                  (2) as a result of a transfer payment or transfer payments having been received in respect of the Member under Clause 18 in Schedule 2 to this Deed or under the Former Provisions; or

                  (3) as a result of the exercise of the augmentation powers contained in Clause 21 in Schedule 2 to this Deed.

                  The extent to which Rules 14 (commutation option), 15 (surrender option), 27 (payment of pensions) and 28 (pension increases) apply to any supplement to the Member's retirement pension referred to in this sub-Rule 22.4 depends on the terms agreed between the Member and the Trustees in the case of additional voluntary contributions and transfer payments and on the terms specified by the Trustees in the case of augmentations.

         22.5     CONTRACTING-OUT AND INLAND REVENUE REQUIREMENTS

                  The Trustees must ensure:-

                  (1) that if the Member was in Contracted-out Employment in relation to the Scheme before 6 April 1997, the Member's retirement pension attributable to Pensionable Service prior to 6 April 1997 complies with the GMP Rules; and

                  (2) that the Member's retirement benefits do not exceed the limits applicable to them under the Revenue Limits Rules.

         22.6 REVENUE LIMITS: ALTERNATIVE CALCULATION DISREGARDING RETAINED BENEFITS

                  If having regard to the treatment of retained benefits for the purpose of applying Revenue Limits to any Deferred Member's pension, the amount calculated using the formula:-

                           Final Pensionable Earnings x (VDPS + TPS)
                                                        ------------
                                                             60

                  where:-

                           "VDPS" is the Member's Vodafone Directors Pensionable Service; and

                           "TPS" is his Transferred Pensionable Service (if any);

                  would exceed the amounts calculated in accordance with the formulae set out or referred to in the Rules in this Section 7, then the amount calculated using the formula above shall be substituted for the amount calculated in accordance with the formulae set out in the Rules in this Section 7 and then revalued, reduced or increased as required by whichever of Rules 23, 24 or 25 is applicable to him.

         22.7     ALTERNATIVES TO PRESERVED BENEFITS

                  If a Deferred Member:-

                  (1) has acquired a right under section 94 of the Pension Schemes Act to the cash equivalent of the benefits which have accrued to or in respect of him under the Scheme; and

                  (2) he has not lost that right in accordance with section 100 of the Pension Schemes Act;

                  he may require the Trustees to use the cash equivalent in one or more of the ways specified in section 95 of the Pension Schemes Act. In that case the provisions of Part IV of Chapter IV of the Pension Schemes Act shall apply generally, including the discharge of the Trustees pursuant to section 99 of the Pension Schemes Act.

                  Except to the extent that a Deferred Member is entitled to exercise, and exercises, the option conferred by section 95 of the Pension Schemes Act, if he wishes the benefits accrued to and in respect of him under the Scheme to be bought out or transferred to another retirement benefits scheme or personal pension scheme, he may request the Trustees to exercise their powers under Clauses 19 or 20 in Schedule 2 to this Deed.

23       COMMENCEMENT OF PRESERVED BENEFITS AT NRA

         23.1     PAYMENT

                  At his Normal Retirement Age a Deferred Member shall be entitled to a pension from the Scheme payable for the remainder of his lifetime.

         23.2     INITIAL ANNUAL AMOUNT:  (a) PRE SEPTEMBER 93 DIRECTORS

                  In the case of a Pre September 93 Director, the initial annual amount of the Deferred Member's pension at Normal Retirement Age shall be calculated as follows:-

                  (1)      (a)      if by remaining in Pensionable Service until
                                    Normal Retirement Age the Member's normal retirement pension would have been calculated under sub-Rule 8.2(1), by first calculating the amount payable in accordance with the formula in that sub-Rule but using his Final Pensionable Earnings at and Pensionable Service to his Scheme Exit Date;

                           (b) if by remaining in Pensionable Service until Normal Retirement Age the Member's normal retirement position would have been calculated under sub-Rule 8.2(2), by first calculating the amount found by the following formula:-

                                         Final Pensionable Earnings x 2 x N
                                                                      -   -
                                                                      3   NS
                           where:-

                           "N"  =   the Member's Vodafone Directors Pensionable
                                    Service (or, in the case of a Member with Transferred Pensionable Service, the aggregate of his Vodafone Directors
                                    Pensionable Service and his Transferred
                                    Pensionable Service); and

                           "NS" = what would have been the Member's Vodafone Directors Pensionable Service (or, in the case of a Member with Transferred Pensionable Service, the aggregate of his Vodafone Directors Pensionable Service and his Transferred Pensionable Service) if he had remained in Pensionable Service until his Normal Retirement Age (or 40 years if less);

                  (2) by revaluing the part (if any) of the amount determined pursuant to paragraph (1) of this sub-Rule which is equal to the Member's Guaranteed Minimum Pension in accordance with the GMP Rules; and

                  (3) by revaluing the part of the amount determined pursuant to paragraph (1) of this sub-Rule which exceeds the Member's Guaranteed Minimum Pension in accordance with the provisions of Chapter II of Part IV of the Pension Schemes Act if the benefits payable to and in respect of the Member under the Scheme are required to be revalued under that Chapter.

         23.3     INITIAL ANNUAL AMOUNT:  (b) POST SEPTEMBER 93 DIRECTORS

                  In the case of a Post September 93 Director, the initial annual amount of the Deferred Member's pension at Normal Retirement Age shall be calculated as follows:-

                  (1) by first calculating the amount payable in accordance with the formula in sub-Rule 8.3(1), or, if he has Transferred Pensionable Service, sub-Rule 8.3(2), but:-

                           (i) using his Final Pensionable Earnings at and Pensionable Service to his Scheme Exit Date; and

                           (ii) in respect of his Vodafone Directors Pensionable Service, using the same VDPS Denominator as would have been used if he had remained in Pensionable Service until Normal Retirement Age;

                  (2) by revaluing the part (if any) of the amount determined pursuant to paragraph (1) of this sub-Rule which is equal to the Member's Guaranteed Minimum Pension in accordance with the GMP Rules; and

                  (3) by revaluing the part of the amount determined pursuant to paragraph (1) of this sub-Rule which exceeds the Member's Guaranteed Minimum Pension in accordance with the provisions of Chapter II of Part IV of the

                           Pension Schemes Act if the benefits payable to and in respect of the Member under the Scheme are required to be revalued under that Chapter.

24       COMMENCEMENT OF PRESERVED BENEFITS BEFORE NRA

         24.1     CONDITIONS FOR EARLY COMMENCEMENT

                  A Deferred Member may elect that his pension shall commence from a date before his Normal Retirement Age if the following conditions are satisfied:-

                  (1)      (a) the Deferred Member has attained the age of 50 or
                           (b) in the Trustees' opinion after taking medical advice he has become incapable of following his normal employment by reason of Serious Ill-health; and

                  (2) the Trustees agree to the commencement of his pension from that date.

         24.2     INITIAL ANNUAL AMOUNT

                  The initial amount of a Deferred Member's pension under sub-Rule 24.1 shall be determined as follows:-

                  (1)      by calculating the amount referred to in paragraph
                           (1) of whichever of sub-Rules 23.2 or 23.3 applies to him and revaluing such amount in the manner provided for in paragraphs (2) and (3) of sub-Rule 23.2 or
                           23.3 (whichever is applicable) to the date when the pension is to commence; and

                  (2) by applying an early retirement reduction factor to the amount determined pursuant to paragraph (1) of this sub-Rule in respect of the period from the date when the pension becomes payable until the Member's Normal Retirement Age in order to take account of the fact that the pension is likely to be payable for longer than if it were to commence at the Member's Normal Retirement Age. The amount of the reduction factor shall be determined by the Trustees and the Principal Employer after consulting the Actuary.

         24.3     PRESERVATION REQUIREMENTS

                  In accordance with Regulation 8(4) of the Preservation Regulations the Trustees must be reasonably satisfied that, when any Member's benefits become payable under this Rule before his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of section 94(2) of the Pension Schemes Act).

25       COMMENCEMENT OF PRESERVED BENEFITS AFTER NRA

         25.1     CONDITIONS FOR LATE COMMENCEMENT:  (a) 89 LIMITS MEMBERS

                  If a Deferred Member:-

                  (1) is an 89 Limits Member for the purposes of the Revenue Limits Rules;

                  (2)      leaves Service before his Normal Retirement Age; and

                  (3) continues in employment (other than Service) after his Normal Retirement Age;

                  he may, with the consent of the Trustees, elect that the commencement of his pension shall be postponed until a date which is after his Normal Retirement Age but not later than his 75th birthday.

         25.2     CONDITIONS FOR LATE COMMENCEMENT:  (b) OTHER MEMBERS

                  (1) is a Pre-87 Limits Member or an 87 Limits Member for the purposes of the Revenue Limits Rules;

                  (2)      leaves Service before his Normal Retirement Age; and

                  (3) continues in employment (other than Service) after his Normal Retirement Age;

                  he may with the consent of the Trustees, elect that the commencement of his pension shall be postponed until his employment terminates or his 70th birthday if earlier.

         25.3     INITIAL ANNUAL AMOUNT

                  Where the commencement of a Deferred Member's pension has been postponed in accordance with sub-Rules 25.1 or 25.2, the initial annual amount of his pension shall be determined as follows:-

                  (1) by calculating his preserved pension at Normal Retirement Age in accordance with whichever of sub-Rules 23.2 or 23.3 applies to him; and

                  (2) by increasing the amount determined pursuant to paragraph (1) of this sub-Rule by such late retirement factor as the Trustees having consulted the Actuary consider appropriate having regard to the period of postponement.

         25.4     PRESERVATION REQUIREMENTS

                  In accordance with Regulation 8(4) of the Preservation Regulations the Trustees must be reasonably satisfied that, when any Member's pension becomes payable under this Rule after his Normal Pension Age, the total value of the Member's benefits is at least equal in value to the benefits that have accrued to or in respect of him under the Rules (on the basis that the Rules are the "applicable rules" for the purpose of section 94(2) of the Pension Schemes Act).

26       BENEFITS ON DEATH OF EARLY LEAVER WITH PRESERVED BENEFITS

         26.1     LUMP SUM ON DEATH OF DEFERRED MEMBER WHILST BENEFITS PRESERVED

                  If a Deferred Member dies before his preserved pension commences to be paid, there shall be payable from the Scheme to the Member's estate a lump sum equal to the Member's Contributions.

         26.2 SPOUSE'S PENSION ON DEATH OF DEFERRED MEMBER WHILST BENEFITS PRESERVED

                  If a Deferred Member:-

                  (1) dies before his preserved pension commences to be paid; and

                  (2) is survived by a spouse to whom the Member was married at the date of his death;

                  the Member's spouse shall be entitled to a pension from the Scheme of an initial annual amount, determined as follows:-

                  (1) by first calculating the amount found by using the formula:-

        Final Pensionable Earnings x Vodafone Directors Pensionable Service; and
                                     --------------------------------------
                                                      160

                  (2) by then revaluing the part of the amount found under paragraph (1) of this sub-Rule which is attributable to the Member's Pensionable Service on or after 6 April 1997 in accordance with section 84 of the Pension Schemes Act as though it were a benefit of the kind mentioned in section 83(1)(a) of the Pension Schemes Act.

         26.3     MEMBERS WITH TRANSFERRED PENSIONABLE SERVICE

                  In the case of the spouse of a Member with Transferred Pensionable Service, the Member's spouse to whom a pension is payable under sub-Rule 26.2 shall be entitled to additional pension of an initial annual amount determined as follows:-

                  (1) by first calculating the amount found by using the formula:-

               Final Pensionable Earnings x Transferred Pensionable Service; and
                                            -------------------------------
                                                          160

                  (2) by then revaluing the part of the amount found under paragraph (1) of this sub-Rule which is attributable to the Member's Pensionable Service on or after 6 April 1997 in accordance with section 84 of the Pension Schemes Act as though it were a benefit of the kind mentioned in section 83(1)(a) of the Pension Schemes Act.

         26.4     FINANCIAL DEPENDANT'S PENSION

                  If a Member:-

                  (1) dies before his preserved pension commences to be paid;

                  (2) is not survived by a spouse to whom the Member was married at the date of his death; but

                  (3)      is survived by a Financial Dependant;

                  the Trustees may if they think fit grant a pension under the Scheme to the Financial Dependant of such initial annual amount (not exceeding the amount which would have been payable under sub-Rule 26.2 (and sub-Rule 26.3 if applicable) if the Member had been survived by a spouse) for such period and in all other respects on such terms and subject to such conditions as they may in their discretion think fit.

         26.5     BENEFITS ON DEATH OF DEFERRED MEMBER AFTER PENSION COMMENCES

                  If a Deferred Member dies on or after the date when his pension from the Scheme commence to be payable, benefits shall be payable in respect of him in accordance with Rule 19.

         26.6     OTHER PROVISIONS APPLICABLE TO SURVIVORS' PENSIONS

                  The provisions of Rule 16 shall apply to the pensions payable to the spouses and Financial Dependants of deceased Deferred Members under this Rule.

            SECTION 8: PENSIONS - PAYMENT ARRANGEMENTS AND INCREASES

27       PAYMENT OF PENSIONS

         27.1     PAYMENT ARRANGEMENTS

                  Subject to sub-Rule 27.2, all pensions payable from the Scheme shall be paid in advance by monthly installments on such working day in the month as the Trustees may from time to time decide except that the first instalment of any pension may be paid in arrears as soon as is reasonably practicable after the pension commences.

         27.2     POWER TO CHANGE PAYMENT ARRANGEMENTS

                  The Trustees shall have power with the Principal Employer's consent to alter the date on which and/or intervals at which pensions are paid from the Scheme (including power to make alterations which result in pensions being payable otherwise than in advance) and when doing so to make such arrangements for apportionment in respect of the commencement and termination of pensions and such transitional arrangements in respect of any such alteration in each case as they may consider necessary or desirable.

         27.3     OVERPAYMENT OF PENSIONS

                  If any instalment of any pension is paid after the person entitled to it has died, such instalment (or all of them if more than one) shall be repayable to the Trustees by the recipient or his personal representatives (as the case may be).

28       PENSION INCREASES

         28.1     GUARANTEED MINIMUM PENSIONS

                  Insofar as any pension payable from the Scheme and attributable to Pensionable Service before 6 April 1997 is a Guaranteed Minimum Pension, it shall be increased to the extent required by the GMP Rules.

         28.2     OTHER PENSIONS

                  Insofar as any pension payable from the Scheme is attributable to Pensionable Service before 6 April 1997 and is not a Guaranteed Minimum Pension, or is attributable to Pensionable Service on or after 6 April 1997, its annual rate shall be increased with effect from 1 April each year by five per cent.

         28.3     FIRST ANNUAL INCREASE

                  On the 1 April which first follows the date on which any pension commences to be paid, the increase under sub-Rule 28.2 shall be 1/12th of the percentage increase provided for in that sub-Rule multiplied by the number of complete months in the period from the date on which the pension commences to the following 31 March.

                          PAGE INTENTIONALLY LEFT BLANK

                          VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                        SCHEDULE 6: REVENUE LIMITS RULES


1      INTERPRETATION...................................................... 237
       1.1   Interpretation generally...................................... 237
       1.2   Categories of Member.......................................... 237
       1.3   Other defined terms........................................... 238
       1.4   Amount of Member's Final Remuneration......................... 240
       1.5   Rules for calculating Final Remuneration...................... 241

2      LIMITS APPLICABLE TO 89 LIMITS MEMBERS.............................. 242
       2.1   Maximum benefits.............................................. 242
       2.2   Member's Aggregate Retirement Benefit......................... 243
       2.3   Member's Lump Sum Retirement Benefit.......................... 243
       2.4   Lump sum death benefit before commencement of pension......... 244
       2.5   Dependant's pension........................................... 244
       2.6   Aggregate Dependant's pensions................................ 244
       2.7   Member's contributions........................................ 244
       2.8   Continued life cover.......................................... 245
       2.9   Payment of retirement benefits................................ 245

3      LIMITS APPLICABLE TO PRE-87 AND 87 LIMITS MEMBERS................... 245
       3.1   Maximum benefits.............................................. 245
       3.2   Member's Aggregate Retirement Benefit......................... 245
       3.3   Member's Lump Sum Retirement Benefit.......................... 246
       3.4   Lump sum death benefit before commencement of pension......... 247
       3.5   Dependant's pension........................................... 247
       3.6   Aggregate Dependants' pensions................................ 247
       3.7   Member continuing in Service after Normal Retirement Age...... 248
       3.8   Controlling Directors......................................... 248
       3.9   Member's contributions........................................ 248
       3.10  Transfers..................................................... 249

4      LIMITS APPLICABLE TO ALL MEMBERS.................................... 249
       4.1   Increases to pensions in payment.............................. 249
       4.2   Surplus AVCs.................................................. 249
       4.3   Transfers..................................................... 249

5      ELECTION BY PRE-87 AND 87 LIMITS MEMBERS FOR POST-89 REGIME......... 250
        5.1   When election may be made.................................... 250
        5.2   Effect of making an election................................. 250

                          PAGE INTENTIONALLY LEFT BLANK

                          VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                        SCHEDULE 6: REVENUE LIMITS RULES


1        INTERPRETATION

         1.1      INTERPRETATION GENERALLY

                  These Rules shall be interpreted in accordance with this Rule and Schedule 1 to this Deed. Any reference in this Schedule to a numbered Rule is to one of the Rules set out in this Schedule unless the reference is to a rule in one of the other Schedules.

         1.2      CATEGORIES OF MEMBER

                  For the purpose of this Schedule, Members fall within one or other of three categories depending on which Revenue Limits apply to them:-

                  "PRE-87 LIMITS MEMBER" means any Member:-

                  (1)      (a)      who joined the Scheme before 17 March 1987;
                                    or

                           (b) who joined the Scheme on or after 17 March 1987 but, to whom regulation 3 of The Occupational Pension Schemes (Transitional Provisions) Regulations 1988 (SI 1988 No
                                    1436) applies; and

                  (2) who has not elected pursuant to Rule 5 to become an 89 Limits Member;

                  "87 LIMITS MEMBER" means any Member:-

                  (1)      (a)      who joined the Scheme on or after 17 March
                                    1987 and before 1 June 1989; or

                           (b) who joined the Scheme on or after 1 June 1989 but who falls with the circumstances set out in regulation 3 of The Retirement Benefits Schemes (Continuation of Rights of Members of Approved Schemes) Regulations 1990 (SI 1990 No 2101); and

                  (2) who does not fall within the circumstances set out in regulation 3 of the Occupational Pension Schemes (Transitional Provisions) Regulations 1988 (SI 1988 No 1436); and

                  (3) who has not elected pursuant to Rule 5 to become an 89 Limits Member;

                  "89 LIMITS MEMBER" means any Member who is not a Pre-87 Limits Member or an 87 Limits Member.

         1.3      OTHER DEFINED TERMS

                  In this Schedule the following words and expressions shall have the following meanings respectively:-

                  "AGGREGATE RETIREMENT BENEFIT" means, in relation to any Member, the aggregate of:-

                  (1)      his pension under this Scheme and any Associated
                           Scheme; and

                  (2)      the pension equivalent of his Lump Sum Retirement
                           Benefit.

                  "ASSOCIATED EMPLOYER" means, in relation to any Employer, any other employer where one is controlled by the other, or both are controlled by a third party (for which purpose control has the meaning in section 840 of the Taxes Act, or in the case of a close company, section 417 of the Taxes Act);

                  "ASSOCIATED SCHEME" means any Relevant Scheme providing benefits in respect of Service;

                  "CONNECTED SCHEME" means any Relevant Scheme which is connected with the Scheme in relation to the Member by reason of the fact that:-

                  (1) there is a period during which the Member has been the employee of two Associated Employers;

                  (2) that period counts under both schemes as a period in respect of which benefits are payable; and

                  (3) the period counts under one scheme for service with one employer and under the other for service with the other employer;

                  "CONTROLLING DIRECTOR" means a Member who, at any time on or after 17 March 1987 and in the last 10 years before his Scheme Exit Date has, in relation to his Employer, been both within the definition of a director in section 612(1) of the Taxes Act and within paragraph (b) of section 417(5) of the Taxes Act;

                  "FLUCTUATING EMOLUMENTS" means any part of Member's earnings which are not paid on a fixed basis and are additional to the basic wage or salary for which purpose:-

                  (1) fluctuating emoluments include overtime, commission, bonuses or benefits in kind as long as they are assessable to tax under Case I or II Schedule E;

                  (2) profit related pay (whether relieved from income tax or not) may be treated as a fluctuating emolument; and

                  (3) directors' fees may rank as fluctuating emoluments according to the basis on which they are voted.

                  "LUMP SUM RETIREMENT BENEFIT" means, in relation to a Member, the total value of all retirement benefits payable in any form other than non-commutable pension under this Scheme and any Associated Scheme;

                  "PERMITTED MAXIMUM" is to be construed in accordance with
                  section 590C(2) of the Taxes Act;

                  "RELEVANT SCHEME" means:-

                  (1) any other scheme approved or in respect of which approval is being sought under Chapter I Part XIV of the Taxes Act; and

                  (2) in respect of an 89 Limits Member who is a Controlling Director also the following insofar as they provide benefits secured by contributions in respect of Service:-

                           (a) any retirement annuity contract or trust scheme approved under Chapter III Part XIV of the Taxes Act; or

                           (b) any personal pension scheme approved under Chapter IV Part XIV of the Taxes Act;

                  "REMUNERATION" means, in relation to any year and any Member, the aggregate of his emoluments for the year in question from the Employer which are assessable to Income Tax under Schedule E, but:-

                  (1)      excluding:-

                           (a) any amounts which arise from the acquisition or disposal of shares or any interest in shares or a right to acquire shares; or

                           (b)      anything in respect of which tax is
                                    chargeable by virtue of section 148 of the Taxes Act; and

                  (2) in the case of an 89 Limits Member, disregarding any emoluments in excess of the Permitted Maximum;

                  "RETAINED DEATH BENEFITS" means any lump sum benefits payable on the Member's death from the following schemes and arrangements to which the following provisions of his Taxes Act are applicable:-

                  (a) retirement benefits schemes approved or in respect of which approval is being sought under Chapter I Part XIV, or relevant statutory schemes as defined in section 611A;

                  (b)      funds to which section 608 applies;

                  (c) retirement benefits schemes which have been accepted by the Inland Revenue as "corresponding" in respect of a claim made on behalf of the Member for the purpose of section 596(2)(b);

                  (d) retirement annuity contracts approved under Chapter III Part XIV; or

                  (e)      personal pension schemes approved under Chapter IV
                           Part XIV;

                  (f) transfer payments from overseas schemes held in a type of arrangement defined in paragraphs (a), (d) or
                           (e) of this definition;

                  in respect of previous employments or periods of self-employment (whether alone or in partnership) but if such benefits do not exceed (pound)2,500 in total they may be ignored;

                  "SERVICE" means service with:-

                  (a)      the Employer; or

                  (b)      an Associated Employer; or

                  (c) an employer who is associated with the Employer only by virtue of a permanent community of interest (except in relation to an 89 Limits Member who is a Controlling Director of either employer).

         1.4      AMOUNT OF MEMBER'S FINAL REMUNERATION

                  For the purposes of this Schedule, a Member's "FINAL REMUNERATION" means whichever of the following is the greater amount:-

                  (a) his highest Remuneration upon which tax liability has been determined for any one of the five years preceding his Scheme Exit Date being the aggregate of:-

                           (1)      his basic pay for the year in question, and

                           (2) the yearly average over three or more consecutive years ending with the expiry of the corresponding basic pay year, of any Fluctuating Emoluments, for which purpose:-

                                    (i)      Fluctuating Emoluments of a year
                                             other than the basic pay year may
                                             be increased in proportion to the
                                             increase in the RPI from the last
                                             day of that year up to the last day
                                             of the basic pay year; and

                                    (ii)     Remuneration which the Member
                                             receives after his Scheme Exit Date
                                             and upon which tax liability has
                                             been determined will be treated as
                                             a Fluctuating Emolument (providing
                                             it was earned or qualified for
                                             prior to the Scheme Exit Date) and
                                             may be included provided the yearly
                                             average of three or more
                                             consecutive years begins no later
                                             than the commencement of the basic
                                             pay year; or

                  (b) the yearly average of the Member's total emoluments from his Employer which are assessable to income tax under Case I or II of Schedule E and upon which tax liability has been determined for any three or more consecutive years ending not earlier than ten years before the Member's Scheme Exit Date, for which purpose, where such emoluments are received after his Scheme Exit Date but are earned or qualified for prior to that date, they may be included provided that in these circumstances the yearly average of three or more consecutive years begins no later than the commencement of the year ending with the Scheme Exit Date.

         1.5      RULES FOR CALCULATING FINAL REMUNERATION

                  For the purpose of sub-Rule 1.4:-

                  (1) Remuneration and total emoluments do not include any amounts which arise from the acquisition or disposal of shares or any interest in shares or from a right to acquire shares (except where the shares or rights etc which give rise to such an amount liable to tax under Schedule E had been acquired before 17 March
                           1987) or anything in respect of which tax is chargeable by virtue of section 148 of the Taxes Act.

                  (2) In relation to a Controlling Director, Final Remuneration shall be the amount ascertained in accordance with paragraph (b) of sub-Rule 1.4 and paragraph (a) of sub-Rule 1.4 shall not apply.

                  (3) In relation to any other employee whose Remuneration in any year subsequent to 5 April 1987 used for the purpose of calculating benefits has exceeded (pound)100,000, (or such other figure as may be prescribed by the Treasury), Final Remuneration shall not exceed the amount ascertained in accordance with paragraph (b) of sub-Rule 1.4 and paragraph (a) of sub-Rule 1.4 shall not apply, unless the individual chooses to adopt (pound)100,000 (or such other figure as may be prescribed by the Treasury).

                  (4) Where the Final Remuneration is computed by reference to any year other than the last complete year ending on the Member's Scheme Exit Date, the Member's Remuneration or total emoluments of any year may be increased in proportion to any increase in the RPI from the last day of that year up to the Scheme Exit Date. For a Pre-87 Limits Member this paragraph shall not apply to the calculation of the maximum lump sum retirement benefit unless the member's aggregate total benefits are similarly increased beyond the maximum amount which could be paid but for this paragraph and/or the first sentence of paragraph
                           (a)(2) of sub-Rule 1.4 and then only to the same proportionate extent.

                  (5) For 89 Limits Members, Final Remuneration shall not exceed the Permitted Maximum.

                  (6) For the purpose of calculating the maximum lump sum retirement benefit of an 87 Limits Member, Final Remuneration shall not in any event exceed (pound)100,000 (or such other figure as may be prescribed by the Treasury).

                  (7) An employee who remains, or is treated as remaining, in service but by reason of Incapacity is in receipt of a much reduced Remuneration eg under a sick pay or permanent health insurance scheme, for more than ten years up to his Scheme Exit Date, may calculate Final Remuneration under paragraphs (a) or (b) of sub-Rule
                           1.4 with the Final Remuneration calculated at the cessation of normal pay and increased in accordance with the RPI.

                  (8) The total amount of any profit related pay (whether relieved from income tax or not) may be classed as pensionable remuneration and treated as a Fluctuating Emolument.

                  (9) An early retirement pension in payment from the Employer may not be included in Final Remuneration.

                  Except as provided in paragraph (1) of this sub-Rule, benefits in kind may be taken into account when they are assessed to income tax as emoluments under Schedule E, and will normally be regarded as Fluctuating Emoluments. If benefits are not so assessable, they may not be included as part of final remuneration except with the agreement of the Inland Revenue.

                  For the purposes of providing immediate benefits at the Member's Scheme Exit Date it will be permitted to calculate Final Remuneration on the appropriate basis above using remuneration assessable to tax under Case I or II of Schedule E and upon which tax liability has not been determined. On determination of this liability Final Remuneration must be recalculated. Should this result in a lower Final Remuneration then benefits in payment should be reduced if this is necessary to ensure that they do not exceed the maximum approvable based on the lower Final Remuneration. Where Final Remuneration is greater it will be possible to augment benefits in payment but such augmentation must take the form of a non-commutable pension.

                  Where immediate benefits are not being provided or where a transfer payment is to be made in respect of accrued pension benefits then Final Remuneration may only be calculated using Remuneration assessable to income tax under Case I or II of Schedule E and upon which tax liability has been determined.

2        LIMITS APPLICABLE TO 89 LIMITS MEMBERS

         2.1      MAXIMUM BENEFITS

                  Notwithstanding anything to the contrary in the Scheme provisions:-

                  (1) Any term used in the Scheme as a measure of the annual earnings of an 89 Limits Member for the purpose of calculating benefits is to be interpreted as though those earnings are no greater than the Permitted Maximum. The benefits so calculated may be augmented up to the maximum limits referred to in paragraph (2) of this sub-Rule.

                  (2) The benefits payable to an 89 Limits Member or his Dependants or other beneficiaries in respect of him shall not, when aggregated with all benefits of a like nature provided under all Associated Schemes exceed the limits set out in this Rule.

         2.2      MEMBER'S AGGREGATE RETIREMENT BENEFIT

                  The Member's Aggregate Retirement Benefit shall not exceed:-

                  (a) on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Age on grounds of Incapacity, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

                  (b) on retirement at any time before Normal Retirement Age on grounds of Incapacity a pension of the amount which could have been provided at Normal Retirement Age in accordance with paragraph (a) of this sub-Rule, with Final Remuneration being computed as at the actual date of retirement;

                  (c) on leaving Pensionable Service before attaining age 75, a pension of 1/60th of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed may be increased by 5% for each complete year or if greater, in proportion to any increase in the RPI which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable. Any further increase necessary to comply with Social Security legislation is also allowable.

                  Benefits for an 89 Limits Member are further restricted to ensure that his total retirement benefit from this Scheme and from any Associated Scheme or Connected Scheme does not exceed a pension of 1/30th of the Permitted Maximum for each year of service, subject to a maximum of 20/30ths. For the purpose of this limit, service is the aggregate of Service and any period of service which gives rise to benefits under a Connected Scheme provided that no period is to be counted more than once.

                  For the purpose of calculating the Aggregate Retirement Benefit or the total retirement benefit in this sub-Rule, the pension equivalent of any Lump Sum Retirement Benefit is one twelfth of its total cash value.

         2.3      MEMBER'S LUMP SUM RETIREMENT BENEFIT

                  The Member's Lump Sum Retirement Benefit (if any) shall not exceed:-

                  (a) on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retirement Age on grounds of Incapacity, 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

                  (b) on retirement at any time before Normal Retirement Age on grounds of Incapacity the amount which could have been provided at Normal Retirement Age in accordance with paragraph (a) of this sub-Rule, with Final Remuneration being computed as at the actual date of retirement;

                  (c) on leaving Pensionable Service before attaining age 75, a lump sum of 3/80ths of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years), or such greater amount as will not prejudice Approval. The amount computed may be increased in proportion to any increase in the RPI which has occurred between the date of termination of Pensionable Service and the Date on which the benefit is first paid.

         2.4      LUMP SUM DEATH BENEFIT BEFORE COMMENCEMENT OF PENSION

                  The lump sum benefit (exclusive of any refund of the Member's own contributions and any interest thereon) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Schemes, exceed the greater of:-

                  (a)      (pound)5,000, and

                  (b) four times the Member's Final Remuneration (disregarding paragraph (1) of sub-Rule 1.5) less Retained Death Benefits;

                  or such greater amount as will not prejudice Approval.

         2.5      DEPENDANT'S PENSION

                  Any pension for a Dependant, when aggregated with the pensions, other than those provided by surrender of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the maximum Aggregate Retirement Benefit payable in accordance with sub-Rule 2.1 had the Member retired on grounds of Incapacity on the date of death entitled to no retained benefits from previous employments.

         2.6      AGGREGATE DEPENDANT'S PENSIONS

                  If pensions are payable to more than one Dependant of a Member, the aggregate of all Dependants' pensions payable in respect of him under this Scheme and all Associated Schemes shall not exceed the full amount of the maximum Aggregate Retirement Benefit payable in accordance with sub-Rule 2.2 had the Member retired on grounds of Incapacity on the date of death entitled to no retained benefits from previous employments.

         2.7      MEMBER'S CONTRIBUTIONS

                  Any retirement benefits secured by 89 Limits Members' voluntary contributions must be in form of non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill health.

                  The contributions paid to the Scheme by an 89 Limits Member in a year of assessment shall not exceed either:

                  (i) when aggregated with the Member's contributions to any other exempt approved schemes, 15 per cent of the Member's Remuneration; or

                  (ii) when aggregated with the Member's contributions to any schemes which are Associated or Connected Schemes, 15 per cent of the Permitted Maximum.

         2.8      CONTINUED LIFE COVER

                  Any provision in the rules to provide a lump sum benefit on the death of a Member occurring after retirement on pension (other than a payment under a guarantee of pension provision) shall be restricted in respect of a Member who joined the Scheme on or after 1 October 1991 to exclude any provision other than on death occurring before the Normal Retirement Age and after retirement on grounds of Incapacity. The amount of the benefit shall not exceed the amount payable had the Member died immediately before retirement increased in proportion to any increase in the RPI between the date of the Member's retirement and the date of death.

         2.9      PAYMENT OF RETIREMENT BENEFITS

                  The payment of an 89 Limits Member's retirement benefits shall not commence earlier than the Member attaining age 50, except on retirement on grounds of Incapacity, nor later than attaining age 75.

                  No part of an 89 Limits Member's retirement benefits is to be paid in advance of actual retirement except as necessary to comply with this sub-Rule or to the extent necessary to comply with the requirements of the Pension Schemes Act.

3        LIMITS APPLICABLE TO PRE-87 AND 87 LIMITS MEMBERS

         3.1      MAXIMUM BENEFITS

                  Notwithstanding anything to the contrary in the Scheme provisions, the benefits payable to an 87 Limits or a Pre-87 Limits Member or to his Dependants or other beneficiaries in respect of him shall not when aggregated with all benefits of a like nature provided under all Associated Schemes exceed the limits set out in this Rule.

         3.2      MEMBER'S AGGREGATE RETIREMENT BENEFIT

                  The Member's Aggregate Retirement Benefit shall not exceed:-

                  (a) on retirement at or before Normal Retirement Age, a pension of 1/60th of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

                  (b) on retirement on grounds of Incapacity the amount calculated in accordance with paragraph (a) of this sub-Rule as if the Member had remained in Service until his Normal Retirement Age, Final Remuneration being computed as at the actual date of retirement;

                  (c) on retirement after Normal Retirement Age, a pension of the greatest of:-

                           (i) the amount calculated in accordance with paragraph (a) of this sub-Rule on the basis that the actual date of retirement was the Member's Normal Retirement Age;

                           (ii) the amount which could have been provided at Normal Retirement Age in accordance with paragraph (a) of this sub-Rule increased either actuarially in respect of the period of deferment or in proportion to any increase in the RPI during that period: and

                           (iii) where the Member's total Service has exceeded 40 years, the aggregate of 1/60th of Final Remuneration for each year of Service before Normal Retirement Age (not exceeding 40 such years) and of a further 1/60th of Final Remuneration for each year of Service after Normal Retirement Age, with an overall maximum of 45 reckonable years;

                           (Final Remuneration being computed in respect of sub-paragraphs (i) and (iii) above as at the actual date of retirement, but subject always to sub-Rule 3.7);

                  (d) on leaving Pensionable Service before Normal Retirement Date, a pension of 1/60th of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed may be increased by 5% for each complete year or if greater, in proportion to any increase in the RPI which has occurred between the date of termination of Pensionable Service and the date on which the pension begins to be payable. Any further increase necessary to comply with Social Security legislation is also allowable.

         3.3      MEMBER'S LUMP SUM RETIREMENT BENEFIT.

                  The Member's Lump Sum Retirement Benefit (if any) shall not exceed:

                  (a) on retirement at or before Normal Retirement Age, 3/80ths of Final Remuneration for each year of Service (not exceeding 40 years) or such greater amount as will not prejudice Approval;

                  (b) on retirement on grounds of Incapacity the amount calculated in accordance with paragraph (a) of this sub-Rule as if the Member had remained in Service until his Normal Retirement Age. Final Remuneration being computed as at the actual date of retirement;

                  (c) on retirement after Normal Retirement Age, the greatest of:

                           (i) the amount calculated in accordance with paragraph (a) of this sub-Rule on the basis that the actual date of retirement was the Member's Normal Retirement Age;

                           (ii) the amount which could have been provided at Normal Retirement Age in accordance with paragraph (a) of this sub-Rule together with an amount representing interest on it. and

                           (iii) where the Member's total Service has exceeded 40 years. the aggregate of 3/80ths of Final Remuneration for each year of Service before Normal Retirement Age (not exceeding 40 such years) and of a further 3/80ths of Final Remuneration for each year of Service after Normal Retirement Age, with an overall maximum of 45 reckonable years;

                           (Final Remuneration being computed in respect of paragraphs (i) and (iii) above as at the actual date of retirement, but subject always to sub-Rule 3.7);

                  (d) on leaving Pensionable Service before Normal Retirement Age, a lump sum of 3/80th of Final Remuneration for each year of Service prior to leaving Pensionable Service (not exceeding 40 years) or such greater amount as will not prejudice Approval. The amount computed as aforesaid may be increased in proportion to any increase in the RPI which has occurred between the date of termination of Pensionable Service and the date on which the benefit is first paid.

         3.4      LUMP SUM DEATH BENEFIT BEFORE COMMENCEMENT OF PENSION

                  The lump sum benefit (exclusive of any refund of the Member's own contributions and any interest thereon) payable on the death of a Member while in Service or (having left Service with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Schemes, exceed the greater of:-

                  (a)      (pounds) 5,000, and

                  (b) four times the Member's Final Remuneration (disregarding paragraph (1) of sub-Rule 1.5) less Retained Death Benefits;

                  or such greater amount as will not prejudice Approval.

         3.5      DEPENDANT'S PENSION

                  Any pension for a Dependant, when aggregated with the pensions, other than those provided by surrender of the Member's own pension, payable to that Dependant under all Associated Schemes, shall not exceed an amount equal to 2/3rds of the maximum Aggregate Retirement Benefit payable in accordance with sub-Rule 3.2 had the Member retired on grounds of Incapacity on the date of death entitled to no retained benefits from previous employments.

         3.6      AGGREGATE DEPENDANTS' PENSIONS

                  If pensions are payable to more than one Dependant of a Member, the aggregate of all Dependants' pensions payable in respect of him under this Scheme and all

                  Associated Schemes shall not exceed the full amount of the maximum Aggregate Retirement Benefit payable in accordance with sub-Rule 3.2 had the Member retired on grounds of Incapacity on the date of death entitled to no retained benefits from previous employments.

         3.7      MEMBER CONTINUING IN SERVICE AFTER NORMAL RETIREMENT AGE

                  If a Member elects under Rule 13 in whichever of Schedules 3.4 or 5 applies to him to take any part of his benefits under this Scheme in advance of actual retirement, the limits set out in sub-Rules 3.2 and 3.3 shall apply as if he had retired at the date of the election, no account being taken of subsequent Service, except that the maximum amount of any uncommuted pension not commencing immediately may be increased either actuarially in respect of the period of deferment or in proportion to any increase in the RPI during that period.

         3.8      CONTROLLING DIRECTORS

                  The preceding provisions of this Rule shall be modified in their application to a Member who is a Controlling Director as follows:-

                  (a) the amount of the maximum Aggregate Retirement Benefit in sub-Rule 3.2 and of the maximum Lump Sum Retirement Benefit in sub-Rule 3.3 shall be reduced, where necessary for Approval, to take account of any corresponding benefits under retirement annuity contracts or trust schemes approved under Chapter III
                           Part XIV of the Taxes Act or under personal pension schemes approved under Chapter IV Part XIV of the Taxes Act:

                  (b) where retirement takes place after Normal Retirement Date but not later than the Member's 70th birthday, paragraph (c)(ii) and (iii) of sub-Rule 3.2 and paragraph (c)(ii) and (iii) of sub-Rule 3.3 shall not apply, and if retirement is later than the attainment of that age, those paragraphs shall apply as if the Member's 70th birthday had been specified in the Rules as his Normal Retirement Age, so as not to treat as Service after Normal Retirement Age any Service before the Member reaches the age of 70:

                  (c) where sub-Rule 3.7 applies to him, the rate of the actuarial increase referred to in it in relation to any period of deferment prior to his attaining the age of 70, shall not exceed the percentage increase in the RPI during that period.

         3.9      MEMBER'S CONTRIBUTIONS

                  Where a Pre-87 or 87 Limits Member's voluntary contributions commence on or after 8 April 1987 any retirement benefits secured by them must be in the form of non-commutable pension except to the extent to which the provisions of the Scheme allow commutation of trivial pensions or on the grounds of serious ill health.

                  The total contributions paid by a Pre-87 or 87 Limits Member in a year of assessment to this and any Associated Scheme shall not exceed 15% of his Remuneration for that year.

         3.10     TRANSFERS

                  Any retirement benefits arising by virtue of the receipt by the Scheme of a transfer value (other than from another scheme providing benefits in respect of Service) shall not be capable of commutation unless and then only to the extent that a certificate has been obtained from the administrator of the transferring scheme showing the maximum lump sum payable from the transfer value. The amount so certified may be increased in proportion to any increase in the RPI since the date the transfer payment was received.

                  When, on or after a transfer having been made to another occupational pension scheme, the administrator of that scheme requests such a certificate as is referred to in the previous paragraph of this sub-Rule, the Trustees shall calculate as at the date of the transfer the maximum lump sum payable on retirement from the transfer value and certify that amount to the receiving scheme.

4        LIMITS APPLICABLE TO ALL MEMBERS

         4.1      INCREASES TO PENSIONS IN PAYMENT

                  The maximum amount of a pension ascertained in accordance with Rules 2 or 3 less any pension which has been commuted for a lump sum or the pension equivalent of any benefits in lump sum form and any pension surrendered to provide a Dependant's pension may be increased by 3% for each complete year or if greater, in proportion to any increase in the RPI since the pension commenced.

         4.2      SURPLUS AVCs

                  Where the application of the limits in this Schedule requires the amount of the Aggregate Retirement Benefit to be restricted and the Member has paid additional voluntary contributions to supplement scheme benefits, that restriction shall first be effected on those supplementary benefits so as to permit the repayment of the surplus additional voluntary contributions subject to section 599A of the Taxes Act.

         4.3      TRANSFERS

                  The benefits arising on retirement from a transfer value shall not be capable of commutation nor shall they be paid in lump sum form if the transfer is accompanied by a certificate from the administrator of the transferring scheme to the effect that the transfer value is not to be used to provide benefits in lump sum form.

                  When making a transfer to an approved personal pension scheme the Trustees shall provide a certificate of the maximum lump sum payable on retirement from the transfer value if the transferring Member:-

                  (a) was aged 45 or more at the tune that the transfer payment was made: or

                  (b) has at any time within the ten years preceding the date on which the right to the cash equivalent being transferred arose, been, in respect of any employment to which the transfer payment or any part of it relates either:

                           (i)      a Controlling Director; or

                           (ii) in receipt of annual remuneration in excess of(pounds) 60,000 or, if greater, the allowable maximum (ie the equivalent for pension schemes of the Permitted Maximum) for the year of assessment in which the date of transfer falls: or

                  (c) is entitled to benefits included in the transfer payment which arise from an occupational pension scheme under which the normal retirement age is 45 or less.

5        ELECTION BY PRE-87 AND 87 LIMITS MEMBERS FOR POST-89 REGIME

         5.1      WHEN ELECTION MAY BE MADE

                  Any 87 Limits Member and any Pre-87 Limits Member may by notice to the Trustees given before whichever of the following first occurs:

                  (1)      his benefits commence to be payable:

                  (2) his benefits are bought out or otherwise transferred outside the Scheme; or

                  (3)      he attains age 75;

                  elect that the benefits payable to and in respect of him under the Scheme shall be determined on the basis that he is and always has been an 89 Limits Member.

         5.2      EFFECT OF MAKING AN ELECTION

                  Any Member who exercises his option under sub-Rule 5.1 shall thereupon cease to be an 87 Limits Member or a Pre-87 Limits Member (as the case may be) and shall thereupon become an 89 Limits Member.

                          VODAJONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                              SCHEDULE 7: GMP RULES

1        INTRODUCTION ................................................... 253
         1.1     Application ............................................ 253
         1.2     Interpretation ......................................... 253
         1.3     Overriding effect ...................................... 254

2        MEMBER'S GMP ................................................... 254
         2.1     Entitlement to a GMP at State Pensionable Age .......... 254
         2.2     Amount of GMP .......................................... 254
         2.3     Commencement and duration of Members GMP ............... 255
         2.4     Postponement of GMP after State Pensionable Age ........ 255
         2.5     Increase in GMP following postponement ................. 255
         2.6     Increases after State Pensionable Age .................. 255

3        WIDOW'S AND WIDOWER'S GMP ...................................... 255
         3.1     Entitlement to GMP ..................................... 255
         3.2     Amount of widow's GMP .................................. 255
         3.3     Amount of widower's GMP ................................ 256
         3.4     Commencement and duration of widow's GMP ............... 256
         3.5     Commencement and duration of widower's GMP ............. 256
         3.6     Increases after commencement ........................... 256

4       ANTI-FRANKING ................................................... 256

5       TRANSFERS OF GMPs INTO THE SCHEME ............................... 256
         5.1     Acceptance of transfers ................................ 256
         5.2     Revaluation of transferred-in GMPS ..................... 256

6       COMMUTATION, SURRENDER AND FORFEITURE OF GMPs ................... 257
         6.1     Commutation ............................................ 257
         6.2     Suspension and forfeiture .............................. 257

7       CONTRIBUTIONS EQUIVALENT PREMIUM ................................ 257
         7.1     Members GMP ............................................ 257
         7.2     Widow's or widower's GMP ............................... 257
         7.3     Dispensation if amount of premium is inconsiderable .... 258

                          PAGE INTENTIONALLY LEFT BLANK

                          VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                              SCHEDULE 7: GMP RULES

1        INTRODUCTION

         1.1      APPLICATION

                  These Rules apply:-

                  (1) to all Members in Pensionable Service on the Revision Date who were in a Contracted-out Employment under the Scheme before the Revision Date; and

                  (2) to all Members who become Members on or after the Revision Date and in relation to whom a transfer payment in respect of accrued rights to, or the liability for the payment of, GMPs is accepted by the Trustees.

         1.2      INTERPRETATION

                  These Rules shall be interpreted in accordance with Schedule 1 to this Deed, and in addition the following words and expressions are used only in these Rules and have the following meanings respectively:-

                  "CONTRACTING-OUT REGULATIONS" means The Occupational Pension Schemes (Contracting-out) Regulations 1996 (SI 1996 No. 1172);

                  "EARNINGS FACTORS" shall be construed in accordance with sections 22 and 23 of the Social Security Contributions and Benefits Act 1992;

                  "FINAL RELEVANT YEAR" means the Tax Year which precedes the Tax Year in which the Member attains State Pensionable Age;

                  "FIXED RATE REVALUATION" means the revaluation of Earnings Factors in accordance with section 17(3) of the Pension Schemes Act and regulation 62 of the Contracting-out Regulations (revaluation at 6.25 per cent. compound);

                  "GUARANTEED MINIMUM" shall be calculated in accordance with sections 14 to 17 of the Pension Schemes Act;

                  "GMP" means, in relation to any Member or the widow or widower of any Member, the guaranteed minimum pension to be provided by the Scheme in accordance with the requirements of section 13 and 17 of the Pension Schemes Act;

                  "RELEVANT YEAR" means, in relation to any Member, any Tax Year in his working life (within the meaning of paragraph 5(8) of Schedule 3 to the Social Security Contributions and Benefits Act 1992) (not being earlier than the Tax Year 1978-79 or later than the Tax Year 1996-97);

                  "SECTION 148 ORDER" means an order made under section 148 of the Social Security Administration Act i992 (revaluation of Earnings Factors in order to maintain their value in relation to the general level of earnings):

                  "SECTION 148 REVALUATION" means the revaluation of Earnings Factors in accordance with Section 148 Orders for the purpose of section 17(1) of the Pension Schemes Act;

                  "STATE PENSIONABLE AGE" means, for the purpose only of these Rules (and in accordance with section 181(1) of the Pension Schemes Act), the age of 65 in the case of a male Member and the age of 60 in the case of a female Member.

         1.3      OVERRIDING EFFECT

                  As required by regulation 55(1) of the Contracting-out Regulations, Rules 2 and 3 override all other provisions of the Scheme, except any that are in accordance with the provisions of the Pension Schemes Act.

2        MEMBER'S GMP

         2.1      ENTITLEMENT TO A GMP AT STATE PENSIONABLE AGE

                  As required by section 13 of the Pension Schemes Act and regulation 55(i)(a) of the Contracting-out Regulations, where a Member has a Guaranteed Minimum, he shall be entitled at State Pensionable Age in respect of his Service before 6 April 1997 to a GMP.

         2.2      AMOUNT OF GMP

                  Each GMP shall be payable at a rate which is equivalent to a weekly rate of not less than the Member's Guaranteed Minimum. As permitted by section 17(2) of the Pension Schemes Act, if a Member's Service in Contracted-out Employment by reference to the Scheme is terminated on or after 6 April 1997 but before the Member's Final Relevant Year:-

                  (1) his Earnings Factors for the purpose of calculating his Guaranteed Minimum shall be determined by reference to the last Section 148 Order to come into force before the end of the Tax Year in which that Service ends; and

                  (2) as required by section 17(3) of the Pension Schemes Act and regulation 62 of the Contracting-out Regulations, his Guaranteed Minimum shall be increased by at least 6.25 per cent compound (or such other percentage as applies when his Service terminates by virtue of regulations made under that section) for each Tax Year up to and including his Final Relevant Year.

         2.3      COMMENCEMENT AND DURATION OF MEMBER'S GMP

                  As required by section 13(3) of the Pension Schemes Act, a Member's GMP shall, subject to sub-Rule 2.4, commence on the date when the Member attains State Pensionable Age and shall continue for his life.

         2.4      POSTPONEMENT OF GMP AFTER STATE PENSIONABLE AGE

                  As permitted by section 13(4) of the Pension Schemes Act, the commencement of a Member's GMP may be postponed for any period for which he continues in employment after attaining Start Pensionable Age except that, as required by section 13(5) of the Pension Schemes Act, the Member's consent shall be required:-

                  (1) for any such postponement by virtue of employment to which the Scheme does not relate: and

                  (2) for any such postponement after the duration of five years from the date on which the Member attains State Pensionable Age.

         2.5      INCREASE IN GMP FOLLOWING POSTPONEMENT

                  Where in accordance with sub-Rule 2.4, the commencement of any Member's GMP is postponed for any period and there are at least seven complete weeks in that period, his Guaranteed Minimum shall be increased in accordance with section 15 of the Pension Schemes Act.

         2.6      INCREASES AFTER STATE PENSIONABLE AGE

                  To the extent that any Member's GMP is attributable to Earnings Factors for the Tax Years 1988-89 to 1996-97, it shall be increased in accordance with section 109 of the Pension Schemes Act, having regard to section 15(4) of the Pension Schemes Act where the commencement of the GMP has been postponed.

3        WIDOW'S AND WIDOWER'S GMP

         3.1      Entitlement to GMP

                  As required by section 17(1) of the Pension Schemes Act, if any Member to whom these Rules apply dies leaving a widow or widower (whether before or after attaining State Pensionable
                  Age), the widow or widower shall be entitled to a GMP under the Scheme.

         3.2      AMOUNT OF WIDOW'S GMP

                  As required by section 17(2) of the Pension Schemes Act and regulation 55(1)(b) of the Contracting-out Regulations, where a male Member has a Guaranteed Minimum, his widow shall be entitled in respect of the Member's Service before 6 April 1997 to a GMP, being a pension under the Scheme payable at a rate which is equivalent to a weekly rate of not less than half the Member's Guaranteed Minimum.

         3.3      AMOUNT OF WIDOWER'S GMP

                  As required by section 17(2) of the Pension Schemes Act and regulation 55(1)(c) of the Contracting-out Regulations, where a female Member has a Guaranteed Minimum, her widower shall be entitled in respect of the Member's Service before 6 April 1997 to a GMP, being a pension under the Scheme payable at a rate which is equivalent to a weekly rate of not less than half of that part of the Member's Guaranteed Minimum which is attributable to Earnings Factors for the Tax Year 1988-89 and subsequent Tax Years up to and including the Tax Year 1996-97.

         3.4      COMMENCEMENT AND DURATION OF WIDOW'S GMP

                  In accordance with section 17(5) of the Pension Schemes Act, the widow's pension shall be payable to her for any period for which any such pension or allowance as is mentioned in that section is payable to her.

         3.5      COMMENCEMENT AND DURATION OF WIDOWER'S GMP

                  In accordance with section 17(6) of the Pension Schemes Act, the widower's pension shall be payable to him in the circumstances and for the period prescribed by regulations 57 and 58 of the Contracting-out Regulations.

         3.6      INCREASES AFTER COMMENCEMENT

                  To the extent that a widow's or widower's GMP is attributable to Earnings Factors for the Tax Years 1988-89 to 1996-97, it shall be increased in accordance with section 109 of the Pension Schemes Act.

4        ANTI-FRANKING

         Chapter III of the Pension Schemes Act applies to the Scheme so as to protect increases in GMPs.

5        TRANSFERS OF GMP INTO THE SCHEME

         5.1      ACCEPTANCE OF TRANSFERS

                  The Trustees may accept a transfer payment in respect of accrued rights to, or the liability for the payment of GMPs in the circumstances and subject to the conditions prescribed by the Contracting-out Transfer Regulations (or such other regulations as may be made under section 20 of the Pension Schemes Act).

         5.2      REVALUATION OF TRANSFERRED-IN GMPs

                  Where on or after 6 April 1997 the Trustees accept a transfer payment in respect of the accrued rights to GMPs of any Member then in accordance with section 17(1) of the Pension Schemes Act (as modified by regulation 65 of the Contracting-out Regulations), the Member's Earnings Factors arising out of Contracted-out Employment in any Relevant Year in a period of linked qualifying service (within the meaning of section 179 of the Pension Schemes Act) shall be increased in accordance with whichever of the following paragraphs of this sub-Rule the Trustees shall decide (in each case as contemplated by regulation 66 of the Contracting-out Regulations):-

                  (a) at the race by which they fell to be increased under the provisions of the transferring scheme (or would have fallen to be increased under the provisions of that scheme relating to an earner whose service in Contracted-out Employment by reference to that scheme is terminated before he attains State Pensionable
                           Age); or

                  (b) in accordance with the provisions of sections 17(2) and (3) of the Pension Schemes Act, or regulations made under section 17(3) of that Act (i.e. Fixed Rate Revaluation); or

                  (c) by reference to Section 148 Orders from the date of termination of the Member's service in the period of Contracted-out Employment from which those Earnings Factors arose.

6        COMMUTATION, SURRENDER AND FORFEITURE OF GMPs

         6.1      COMMUTATION

                  As permitted by section 21(1) of the Pension Schemes Act, any Member's, widow's or widower's GMP payable by the Scheme may be commuted for a lump sum in the circumstances set out in regulation 60 of the Contracting-out Regulations.

         6.2      SUSPENSION AND FORFEITURE

                  As permitted by section 21(2) of the Pension Schemes Act, a Member's widow's or widower's GMP:-

                  (a) may be suspended in the circumstances set out in regulation 61(1) of the Contracting-out Regulations; and

                  (b) may be forfeited in the circumstances set out in regulation 61(2) of the Contracting-out Regulations.

7        CONTRIBUTIONS EQUIVALENT PREMIUM

         7.1      MEMBER'S GMP

                  As provided in section 60(4) of the Pension Schemes Act, the payment of a contributions equivalent premium in the circumstances mentioned in section 55(2A)(a) and (b), (d) and
                  (e) of that Act extinguishes a Member's accrued rights to GMPs under the Scheme.

         7.2      WIDOW'S OR WIDOWER'S GMP

                  As provided in section 60(5) of the Pension Schemes Act, the payment of a contributions equivalent premium in the circumstances mentioned in section 55(2A)(c) of that Act extinguishes any accrued rights to GMPs under the Scheme of any Member's widow or widower.

         7.3      DISPENSATION IF AMOUNT OF PREMIUM IS INCONSIDERABLE

                  As provided by paragraph 5(3) in Schedule 2 to the Pension Schemes Act and regulation 32(2) of the Contracting-out Regulations, where the amount of any contributions equivalent premium which is payable does not exceed (pounds)17, the Trustees shall not be liable to pay it.

                          VODAFONE GROUP PENSION SCHEME

                        SECOND DEFINITIVE DEED AND RULES

                   SCHEDULE 8: LIST OF GOVERNING DOCUMENTS

                               PART 1: THIS SCHEME

            DATE                DEED                    PARTIES

1      10 Oct 1988    Interim Trust Deed       (1)    Racal Telecom Plc
                                               (2)    Racal Telecom (Staff)
                                                      Trustee Ltd

2      06 Feb 1990    Deed of Amendment        (1)    Racal Telecom Plc
                                               (2)    Racal Telecom (Staff)
                                                      Trustee Ltd

3      03 Aug 1990    Definitive Deed          (1)    Racal Telecom Plc
                                               (2)    Racal Voda-Retail
                                               (3)    Racal Telecom (Staff)
                                                      Trustee Ltd

4      23 Oct 1991    Deed of Amendment        (1)    Vodafone Group Plc
                                               (2)    Vodafone Group
                                                      (Staff) Trustee Ltd

5      30 Jan 1995    Deed of Amendment        (1)    Vodafone Group Plc
                                               (2)    Vodafone Group
                                                      (Staff) Trustee Ltd

6      30 Jan 1996    Deed of Amendment        (1)    Vodafone Group Plc
                                               (2)    Vodafone Group
                                                      (Staff) Trustee Ltd

                          PART 2: VODAFONE EM&SM SCHEME

            DATE              DOCUMENT                   PARTIES

1      03 Aug 1990    Definitive Deed          (1)   Racal Telecom Plc
                                               (2)   Racal Telecom (Senior
                                                     Managers) Trustee
                                                     Limited

2      23 Oct 1991    Deed of Amendment        (1)   Vodafone Group Plc
                                               (2)   Vodafone Group (Senior
                                                     Managers) Trustee
                                                     Limited

3      30 Jan 1995    Deed of Amendment        (1)   Vodafone Group Plc
                                               (2)   Vodafone Group (Senior
                                                     Managers) Trustee
                                                     Limited

4      30 Jan 1996    Deed of Amendment        (1)   Vodafone Group Plc
                                               (2)   Vodafone Group (Senior
                                                     Managers) Trustee
                                                     Limited

5      30 Mar 1999    Deed of Amendment        (1)   Vodafone Group Plc
                                               (2)   Vodafone Group (Senior
                                                     Managers) Trustee
                                                     Limited

                        PART 3: VODAFONE DIRECTORS SCHEME

            DATE              DOCUMENT                   PARTIES

1      03 Aug 1990    Definitive Deed          (1)  Racal Telecom Plc
                                               (2)  Racal Telecom (Directors)
                                                    Trustee Limited

2      23 Oct 1991    Deed of Amendment        (1)  Vodafone Group Plc
                                               (2)  Vodafone Group
                                                    (Directors) Trustee
                                                    Limited

3      30 Jan 1995    Deed of Amendment        (1)  Vodafone Group Plc
                                               (2)  Vodafone Group
                                                    (Directors) Trustee
                                                    Limited

4      30 Jan 1996    Deed of Amendment        (1)  Vodafone Group Plc
                                               (2)  Vodafone Group
                                                    (Directors) Trustee
                                                    Limited


5      30 Mar 1999    Deed of Amendment        (1)  Vodafone Group Plc
                                               (2)  Vodafone Group
                                                    (Directors) Trustee
                                                    Limited

SIGNED and DELIVERED as a deed      )        /s/ KJ Hydun
by VODAFONE GROUP PLC acting        )        ...................................
by, KJ Hydun , Director and         )                                   Director
by  SR Scott , Secretary            )        /s/ S.R. Scott
                                             ...................................
                                                                       Secretary

SIGNED and DELIVERED as a deed      )        /s/ S.R. Scott
by VODAFONE GROUP PENSION           )        ...................................
TRUSTEE LIMITED acting by SR Scott  )                                   Director
Director and                        )        /s/ Mark Prudden
by         , Director/Secretary     )        ...................................
                                                             Directory/Secretary